Filed pursuant to Rule 497(b)
File No. 333-155864

Questions & Answers

DWS Value Builder Fund, Inc.

Q&A

Q What is happening?

A DWS Investments is proposing to merge DWS Value Builder Fund into DWS Balanced Fund.

Q What issue am I being asked to vote on?

A You are being asked to vote on the proposal to merge DWS Value Builder Fund into DWS Balanced Fund.

After carefully reviewing the proposal, your fund’s Board has determined that this action is in the best interest of the fund. The Board unanimously recommends that you vote for this proposal.

Q Why has this proposal been made for my fund?

A DWS Investments believes the proposed merger is in the best interest of DWS Value Builder Fund for several reasons. DWS Investments believes that the merger will result in lower management fees, lower operational expenses through economies of scale and a combined fund with a better performance record than DWS Value Builder Fund currently has, which may subsequently lead to additional sales and additional economies of scale. In addition, the proposed merger is consistent with ongoing efforts by DWS Investments to consolidate overlapping fund products. The merger would increase the investment opportunities available to current shareholders of DWS Value Builder Fund as part of a larger moderate asset allocation fund. Accordingly, DWS Investments proposed the merger of DWS Value Builder Fund into DWS Balanced Fund.

Q&A continued

While the investment objective, policies, restrictions and strategies of DWS Value Builder Fund and DWS Balanced Fund are similar, each Fund’s current implementation of its investment objective, policies, restrictions and strategies differ. Therefore, if the merger is approved by shareholders of DWS Value Builder Fund, DWS Investments expects that most of DWS Value Builder Fund’s holdings will need to be repositioned in order to conform to DWS Balanced Fund’s current implementation of its investment objective, policies, restrictions and strategies. It is anticipated that a small portion of DWS Value Builder Fund’s portfolio securities will be sold and repositioned prior to the merger and it is expected that, DWS Value Builder Fund will transfer a substantial portion of its portfolio securities to DWS Balanced Fund and that DWS Balanced Fund will sell these securities as part of its periodic portfolio rebalancing implementing its asset allocation strategy following the merger.

Q Will I have to pay taxes as a result of the merger?

A The merger is expected to be a tax-free reorganization for federal income tax purposes and will not take place unless special tax counsel provides an opinion to that effect. As a result of the merger, however, your fund may lose the benefit of certain tax losses that could have been used to offset or defer future gains. Any tax loss carryforward is expected to be transferred to DWS Balanced Fund, subject to limitations imposed by the Internal Revenue Service. If you choose to redeem or exchange your shares before or after the merger, the redemption or exchange likely will generate taxable gain or loss; therefore, you may wish to consult a tax advisor before doing so. DWS Value Builder Fund does not expect to distribute any capital gains as of the date of the merger. Of course, you may also be subject to taxation as a result of the normal operations of your fund whether or not the merger occurs.

Q Upon the merger, will I own the same number of shares?

A The aggregate value of your shares will not change as a result of the merger. However, the number of shares you own will likely change as a result of the merger because your shares will be exchanged at the net asset value per share of DWS Value Builder Fund, which will probably be different from the net asset value per share of DWS Balanced Fund.

Q&A continued

Q When would the merger take place?

A If approved, the merger would occur on or about April 20, 2009, or as soon as reasonably practicable after shareholder approval is obtained. Shortly after completion of the merger, shareholders whose accounts are affected by the merger will receive a confirmation statement reflecting their new account number and the number of shares owned.

Q How can I vote?

A You can vote in any one of four ways:

■	Through the Internet, by going to the website listed on your proxy card;

■	By telephone, with a toll-free call to the number listed on your proxy card;

■	By mail, by sending the enclosed proxy card, signed and dated, to us in the enclosed envelope; or

■	In person, by attending the special meeting.

We encourage you to vote over the Internet or by telephone, following the instructions that appear on your proxy card. Whichever method you choose, please take the time to read the full text of the Prospectus/Proxy Statement before you vote.

Q Will I be able to continue to track my fund’s performance in the newspaper, on the Internet or through the voice response system?

A Yes. You will be able to track your fund’s performance through all these means.

Q Whom should I call for additional information about this Prospectus/Proxy Statement?

A Please call Computershare Fund Services, Inc., your fund’s proxy solicitor, at 1-866-774-4940.

DWS VALUE BUILDER FUND, INC.

A Message from the President

February 5, 2009

Dear Shareholder:

I am writing to ask for your vote on an important matter that affects your investment in DWS Value Builder Fund, Inc. (“Value Builder Fund”). While you are, of course, welcome to join us at the Value Builder Fund shareholders’ meeting, most shareholders cast their vote by filling out and signing the enclosed proxy card, or by voting by telephone or through the Internet.

We are asking for your vote on the following matter:

Proposal:	Approving an Agreement and Plan of Reorganization and the transactions it contemplates, including the transfer of all of the assets of Value Builder Fund to DWS Balanced Fund (“Balanced Fund”), in exchange for shares of Balanced Fund and the assumption by Balanced Fund of all the liabilities of Value Builder Fund, and the distribution of such shares, on a tax-free basis for federal income tax purposes, to the shareholders of Value Builder Fund in complete liquidation and termination of Value Builder Fund.

DWS Investments has proposed the merger of Value Builder Fund into Balanced Fund because it believes the proposed merger is in the best interest of Value Builder Fund for several reasons. DWS Investments believes that the merger will result in lower management fees, lower operational expenses through economies of scale and a combined fund with a better performance record than Value Builder Fund currently has, which may subsequently lead to additional sales and additional economies of scale. In addition, the proposed merger is consistent with ongoing efforts by DWS Investments to consolidate overlapping fund products. The merger would increase the investment opportunities available to current shareholders of Value Builder Fund as part of a larger moderate asset allocation fund. The Board of Directors of Value Builder Fund has approved the proposed merger.

In determining to approve the merger, the Board conducted a thorough review of the potential implications of the merger, and concluded that Value Builder Fund’s participation in the proposed merger would be in the best interest of Value Builder Fund and would not dilute the interests of its existing shareholders. A discussion of the factors the Board considered is included in the attached Prospectus/Proxy Statement. If the merger is approved, the Board expects that the proposed changes will take effect during the second calendar quarter of 2009.

Included in this booklet is information about the upcoming shareholders’ meeting:

•	A Notice of a Special Meeting of Shareholders, which summarizes the issue for which you are being asked to provide voting instructions; and

•	A Prospectus/Proxy Statement, which provides detailed information on Balanced Fund, the specific proposal being considered at the shareholders’ meeting, and why the proposal is being made.

Although we would like very much to have each shareholder attend the meeting, we realize this may not be possible. Whether or not you plan to be present, we need your vote. We urge you to review the enclosed materials thoroughly. Once you’ve determined how you would like your interests to be represented, please promptly complete, sign, date and return the enclosed proxy card, vote by telephone or record your voting instructions on the Internet. A postage-paid envelope is enclosed for mailing, and telephone and Internet voting instructions are listed at the top of your proxy card. You may receive more than one proxy card. If so, please vote each one.

I’m sure that you, like most people, lead a busy life and are tempted to put this proxy aside for another day. Please don’t. Your prompt return of the enclosed proxy card (or your voting by telephone or through the Internet) may save the necessity and expense of further solicitations.

Your vote is important to us. We appreciate the time and consideration I am sure you will give to this important matter. If you have questions about the proposal, please call Computershare Fund Services, Inc., Value Builder Fund’s proxy solicitor, at 1-866-774-4940 or contact your financial advisor. Thank you for your continued support of DWS Investments.

Sincerely yours,

Michael Clark

President

DWS Value Builder Fund, Inc.

DWS VALUE BUILDER FUND, INC.

NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS

This is the formal agenda for your Fund’s shareholder meeting. It tells you what matter will be voted on and the time and place of the meeting, in the event you choose to attend in person.

To the Shareholders of DWS Value Builder Fund, Inc. (“Value Builder Fund”):

A Special Meeting of Shareholders of Value Builder Fund will be held March 27, 2009 at 3:30pm Eastern time, at the offices of Deutsche Investment Management Americas Inc., 345 Park Avenue, 27th Floor, New York, New York 10154 (the “Meeting”), to consider the following (the “Proposal”):

Proposal:	Approving an Agreement and Plan of Reorganization and the transactions it contemplates, including the transfer of all of the assets of Value Builder Fund to DWS Balanced Fund (“Balanced Fund”), in exchange for shares of Balanced Fund and the assumption by Balanced Fund of all the liabilities of Value Builder Fund, and the distribution of such shares, on a tax-free basis for federal income tax purposes, to the shareholders of Value Builder Fund in complete liquidation and termination of Value Builder Fund.

The persons named as proxies will vote in their discretion on any other business that may properly come before the Meeting or any adjournments or postponements thereof.

Holders of record of shares of Value Builder Fund at the close of business on January 6, 2009 are entitled to vote at the Meeting and at any adjournments or postponements thereof.

The chairman of the Meeting may adjourn the Meeting to a designated time, not more than 120 days after the record date, without notice with respect to the proposal to be considered, whether or not a quorum is present with respect to the proposal. Upon motion of the chairman of the Meeting, the question of adjournment may be submitted to a vote of the shareholders and any adjournment must be approved by the vote of the holders of a majority of the shares present and entitled to vote with respect to the proposal without further notice. The Board may postpone the Meeting of shareholders prior to the Meeting with notice to the shareholders entitled to vote at, or receive notice of, the Meeting.

By order of the Board of Directors

John Millette

Secretary

February 5, 2009

WE URGE YOU TO MARK, SIGN, DATE AND MAIL THE ENCLOSED PROXY IN THE POSTAGE-PAID ENVELOPE PROVIDED OR RECORD YOUR VOTING INSTRUCTIONS BY TELEPHONE OR THROUGH THE INTERNET SO THAT YOU WILL BE REPRESENTED AT THE MEETING.

IF YOU SIMPLY SIGN THE PROXY CARD, IT WILL BE VOTED IN ACCORDANCE WITH THE BOARD’S RECOMMENDATION ON THE PROPOSAL. YOUR PROMPT RETURN OF THE ENCLOSED PROXY CARD (OR YOUR VOTING BY TELEPHONE OR VIA THE INTERNET) MAY SAVE THE NECESSITY AND EXPENSE OF FURTHER SOLICITATIONS.

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature
Corporate Accounts:
(1) ABC Corp.	ABC Corp. John Doe, Treasurer
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee

Partnership Accounts
(1) The XYZ Partnership	Jane B. Smith, Partner
(2) Smith and Jones, Limited Partnership	Jane B. Smith, General Partner

Trust Accounts
(1) ABC Trust Account	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe

Custodial or Estate Accounts
(1) John B. Smith, Cust. f/b/o John B. Smith Jr.	John B. Smith

UGMA/UTMA
(2) Estate of John B. Smith	John B. Smith, Jr., Executor

IMPORTANT INFORMATION

FOR SHAREHOLDERS OF

DWS VALUE BUILDER FUND, INC.

This document contains a Prospectus/Proxy Statement and a proxy card. A proxy card is, in essence, a ballot. When you vote your proxy, it tells us how to vote on your behalf on an important issue relating to your Fund. If you complete and sign the proxy (or tell us how you want to vote by voting by telephone or through the Internet), we’ll vote it exactly as you tell us. If you simply sign the proxy, we’ll vote it in accordance with the Board’s recommendation on page 28.

We urge you to review the Prospectus/Proxy Statement carefully, and either fill out your proxy card and return it to us by mail, vote by telephone or record your voting instructions through the Internet. Your prompt return of the enclosed proxy card (or your voting by telephone or through the Internet) may save the necessity and expense of further solicitations.

We want to know how you would like to vote and welcome your comments. Please take a few minutes to read these materials and return your proxy to us. If you have any questions, please call Computershare Fund Services, Inc., DWS Value Builder Fund’s proxy solicitor, at the special toll-free number we have set up for you 1-866-774-4940 or contact your financial advisor.

PROSPECTUS/PROXY STATEMENT

February 5, 2009

Acquisition of the assets of:	By and in exchange for shares of:

DWS Value Builder Fund, Inc. 345 Park Avenue New York, NY 10154 800-621-1048 (Class A, B and C Shares) 800-730-1313 (Institutional Class Shares)	DWS Balanced Fund 345 Park Avenue New York, NY 10154 800-621-1048 (Class A, B and C Shares) 800-730-1313 (Institutional Class Shares)

This Prospectus/Proxy Statement is being furnished in connection with the proposed merger of DWS Value Builder Fund, Inc. (“Value Builder Fund”) into DWS Balanced Fund (“Balanced Fund”). Value Builder Fund and Balanced Fund are referred to herein collectively as the “Funds,” and each is referred to herein individually as a “Fund.” As a result of the proposed merger, each shareholder of Value Builder Fund will receive a number of full and fractional shares of the corresponding class of Balanced Fund equal in aggregate value as of the Valuation Time (as defined below on page 29) to the aggregate value of such shareholder’s Value Builder Fund shares.

This Prospectus/Proxy Statement is being mailed on or about February 10, 2009. It explains concisely what you should know before voting on the matter described herein or investing in Balanced Fund, an open-end management investment company. Please read it carefully and keep it for future reference.

The securities offered by this Prospectus/Proxy Statement have not been approved or disapproved by the Securities and Exchange Commission (the “SEC”), nor has the SEC passed upon the accuracy or adequacy of this Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

The following documents have been filed with the SEC and are incorporated into this Prospectus/Proxy Statement by reference:

(i)	the prospectus of Balanced Fund dated March 1, 2008, as supplemented from time to time, for Class A, B and C shares, a copy of which, if applicable, is included with this Prospectus/Proxy Statement;

(ii)	the prospectus of Balanced Fund dated March 1, 2008, as supplemented from time to time, for Institutional Class shares, a copy of which, if applicable, is included with this Prospectus/Proxy Statement;

(iii)	the prospectus of Value Builder Fund dated August 1, 2008, as supplemented from time to time, for Class A, B and C shares;

(iv)	the prospectus of Value Builder Fund dated August 1, 2008, as supplemented from time to time, for Institutional Class shares;

(v)	the statement of additional information of Value Builder Fund dated August 1, 2008, as supplemented from time to time, for Class A, B, C and Institutional Class shares;

(vi)	the statement of additional information relating to the proposed merger, dated February 5, 2009 (the “Merger SAI”); and

(vii)	the audited financial statements and related independent registered public accounting firm’s report for Value Builder Fund contained in the Annual Report for the fiscal year ended March 31, 2008 and the updated unaudited financial statements contained in the Semi-Annual Report for the six-month period ended September 30, 2008.

No other parts of Value Builder Fund’s Annual Report or Semi-Annual Report are incorporated by reference herein.

The financial highlights for Balanced Fund contained in the Annual Report to shareholders for the period ended October 31, 2008, are attached to this Prospectus/Proxy Statement as Exhibit B.

Shareholders may get free copies of the Funds’ Annual Reports, Semi-annual Reports, prospectuses, statements of additional information (the “SAIs”) and/or the Merger SAI, request other information about a Fund, or make shareholder inquiries, by contacting their financial advisor or by calling the corresponding Fund at 1-800-621-1048 (1-800-730-1313 for Institutional Class shares).

Like shares of Value Builder Fund, shares of Balanced Fund are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency, and involve risk, including the possible loss of the principal amount invested.

This document is designed to give you the information you need to vote on the proposal. Much of the information is required disclosure under rules of the SEC; some of it is technical. If there is anything you don’t understand, please contact Computershare Fund Services, Inc., Value Builder Fund’s proxy solicitor, at 1-866-774-4940, or contact your financial advisor.

Each Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith files reports and other information with the SEC. You may review and copy information about the Funds, including the SAIs, at the SEC’s public reference room at 100 F Street, N.E., Washington, D.C. You may call the SEC at 1-202-551-5850 for information about the operation of the public reference room. You may obtain copies of this information, with payment of a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549. You may also access reports and other information about the Funds on the EDGAR database on the SEC’s Internet site at http://www.sec.gov.

I. SYNOPSIS

The responses to the questions that follow provide an overview of key points typically of concern to shareholders considering a proposed merger between mutual funds. These responses are qualified in their entirety by the remainder of this Prospectus/Proxy Statement, which you should read carefully because it contains additional information and further details regarding the proposed merger.

1.	What is being proposed?

The Board of Value Builder Fund is recommending that shareholders approve the transactions contemplated by the Agreement and Plan of Reorganization (as described below in Part IV and the form of which is attached hereto as Exhibit A), which are referred to herein as a merger of Value Builder Fund into Balanced Fund. If approved by shareholders, all of the assets of Value Builder Fund will be transferred to Balanced Fund solely in exchange for the issuance and delivery to Value Builder Fund of shares of Balanced Fund (“Merger Shares”) with an aggregate value equal to the value of Value Builder Fund’s assets net of liabilities and for the assumption by Balanced Fund of all the liabilities of Value Builder Fund. All Merger Shares delivered to Value Builder Fund will be delivered at net asset value without a sales load, commission or other similar fee being imposed. Immediately following the transfer, the appropriate class of Merger Shares received by Value Builder Fund will be distributed pro rata, on a tax-free basis for federal income tax purposes, to its shareholders of record.

2.	What will happen to my shares of Value Builder Fund as a result of the merger?

Your shares of Value Builder Fund will, in effect, be exchanged on a federal income tax-free basis for shares of the same class of Balanced Fund with an equal aggregate net asset value as of the Valuation Time (as defined below on page 29).

3.	Why has the Board of Value Builder Fund recommended that shareholders approve the merger?

DWS Investments advised the Board of Value Builder Fund that it believes the proposed merger is in the best interest of the Fund for several reasons. DWS Investments believes that the merger will result in lower management fees, lower operational expenses through economies of scale and a combined fund with a better performance record than Value Builder Fund currently has, which may subsequently lead to additional sales and additional economies of scale. In addition, the proposed merger is consistent with ongoing efforts by DWS Investments to consolidate overlapping fund products and would increase the investment opportunities available to current shareholders of Value Builder Fund as part of a larger moderate asset allocation fund.

In determining to recommend that shareholders of Value Builder Fund approve the merger, the Board considered, among others, the following factors:

•	DWS Investments’ recommendation that a merger with Balanced Fund was the best available alternative for shareholders of Value Builder Fund.

•	Similarities and differences between Value Builder Fund’s and Balanced Fund’s investment strategies.

•	The effective advisory fee paid by the combined fund will be lower at all asset levels as compared to the advisory fee paid by Value Builder Fund.

•	The estimated total operating expense ratio of each class of the combined fund is expected to be lower than the current operating expense ratio of each corresponding class of Value Builder Fund.

The Board has concluded that: (1) the merger is in the best interest of Value Builder Fund and (2) the interests of the existing shareholders of Value Builder Fund will not be diluted as a result of the merger. Accordingly, the Board unanimously recommends that shareholders approve the Agreement (as defined on page 27) effecting the merger. For a complete discussion of the Board’s considerations please see “Information About the Proposed Merger—Background and Board’s Considerations Relating to the Proposed Merger” below.

4.	What are the investment goals, policies and restrictions of the Funds?

While not identical, the two Funds have similar investment objectives and techniques. Value Builder Fund seeks to maximize total return through a combination of long-term growth of capital and current income. The Fund seeks to achieve its objective by investing primarily in a portfolio of common stocks and fixed-income securities. Under normal market conditions, between 40% and 75% of the Fund’s assets will be invested in common stocks and at least 25% of the Fund’s assets will be invested in fixed-income securities. In selecting investments for the Fund, the Fund’s advisor determines the relative percentages of assets to be invested in common stocks and fixed-income securities based on its judgment as to general market and economic conditions, trends in yields and interest rates and changes in fiscal and monetary policy. Although the Fund invests primarily in US issuers, it may invest up to 25% of its assets in foreign securities. In selecting common stocks, the Fund’s advisor seeks to find common stocks it believes are undervalued in the marketplace based on such characteristics as earnings, cash flow, or asset values. In evaluating a stock’s potential, portfolio management also considers other factors such as historical earnings growth, industry position, the strength of management and management’s commitment to the interests of their shareholders. While the Fund does not limit its investments to issuers in a particular capitalization range, portfolio management generally focuses on securities of larger companies. Portfolio management expects that substantially all of the Fund’s fixed-income securities investments will be made indirectly by investing in DWS Short Duration Plus Fund, an affiliated mutual fund. DWS Short Duration Plus Fund invests in securities of varying maturities and normally seeks to maintain an average portfolio duration of no longer than three years. In addition to investments in DWS Short Duration Plus Fund, debt securities in which the Fund may invest include those rated investment grade and below investment grade high yield/high risk bonds. The Fund may invest up to 15% of net assets in high yield/high risk bonds. Although it is not a principal investment strategy for the Fund, Value Builder Fund is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). The Fund may use derivatives in circumstances where portfolio management believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market. In addition, the Fund may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers.

Balanced Fund seeks the highest total return, a combination of income and capital appreciation, consistent with reasonable risk. The Fund can buy many types of securities, among them common stocks, convertible securities, corporate bonds, US government bonds, mortgage- and asset-backed securities and certain derivatives. The Fund can invest in securities of any size and from any country. The Fund normally invests approximately 60% of its net assets in common stocks and other equity securities and approximately 40% of its net assets in fixed-income securities, including lower-quality, high-yield debt securities. These percentages may fluctuate in response to changing market conditions, but the Fund will at all times invest at least 25% of net assets in fixed-income senior securities. The Fund may also invest in securities of Exchange Traded Fund (“ETFs”). The Fund’s advisor allocates Fund assets among various asset categories including growth and value stocks of large capitalization companies, small capitalization companies and investment-grade and high-yield debt securities. The Fund’s advisor reviews the Fund’s allocation among the various asset categories periodically and may adjust the Fund’s allocation among various asset categories based on current or expected market conditions or to manage risk as is consistent with the Fund’s overall investment strategy. In addition to the Fund’s main investment strategy, the advisor seeks to enhance returns by employing a global tactical asset allocation overlay strategy. This strategy, which the advisor calls iGAP (Integrated Global Alpha Platform), attempts to take advantage of short-term and medium-term mispricings within global bond, equity and currency markets. The iGAP strategy is implemented through the use of derivatives, which are contracts or other instruments whose value is based on, for example, indices, currencies or securities. The iGAP strategy primarily uses exchange-traded futures contracts on global bonds and equity indexes and over-the-counter forward currency contracts, and is expected to have a low correlation to the Fund’s other securities holdings. In addition to derivatives utilized within the iGAP strategy, the Fund may, but is not required, to use various types of derivatives. Derivatives may be used for hedging and for risk management or non-hedging purposes to enhance potential gains. The Fund may use derivatives in circumstances where portfolio management believes they offer a more efficient or economical means of gaining exposure to a particular asset class or market or to maintain a high level of liquidity to meet shareholder redemptions or other needs while maintaining exposure to the market. In particular, portfolio management may use futures, options, forward currency transactions and swaps. In addition, the Fund may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers.

The following table sets forth a summary of the composition of each Fund’s investment portfolio as of October 31, 2008, and DWS Investments’ estimation of the portfolio composition of Balanced Fund assuming consummation of the proposed merger.

Portfolio Composition

(as a % of Fund)

	Value Builder Fund	Balanced Fund	Balanced Fund— Estimated (assuming consummation of merger)(1)
Consumer Discretionary	N/A	9.0%	9.0%
Consumer Staples	11.0%	10.0%	10.0%
Energy	13.0%	12.0%	12.0%
Financials	27.0%	13.0%	13.0%
Health Care	12.0%	16.0%	16.0%
Industrials	7.0%	11.0%	11.0%
Information Technology	7.0%	14.0%	14.0%
Telecom Services	9.0%	N/A	N/A
Other	14.0%	15.0%	15.0%

Total	100.0%	100.0%	100.0%

(1)

Reflects DWS Investments’ estimation of the portfolio composition of Balanced Fund subsequent to the merger. There can be no assurance as to actual portfolio composition of Balanced Fund subsequent to the merger.

5.	How do the management fees and expense ratios of the two Funds compare?

The following tables summarize the fees and expenses you may pay when investing in the Funds, the expenses that each Fund incurred during its most recent fiscal year and the pro forma expense ratios of Balanced Fund assuming consummation of the merger as of October 31, 2008.

Shareholder Fees

(fees paid directly from your investment)

Fee Table	Class A		Class B	Class C	Inst Class
Maximum Sales Charge (Load) Imposed on Purchases (as % of offering price)
Value Builder Fund	5.75	%(1)	None	None	None
Balanced Fund	5.75	%(1)	None	None	None
Maximum Contingent Deferred Sales Charge (Load) (as % of redemption proceeds)
Value Builder Fund	None	(2)	4.00%	1.00%	None
Balanced Fund	None	(2)	4.00%	1.00%	None
Redemption/Exchange Fee (as % of redemption proceeds)
Value Builder Fund	None		None	None	None
Balanced Fund	None		None	None	None

(1)	Because of rounding in the calculation of the offering price, the actual maximum front-end sales charge paid by an investor may be higher than the percentage noted.
(2)

The redemption of shares purchased at net asset value under the Large Order NAV Purchase Privilege may be subject to a contingent deferred sales charge of 1.00% if redeemed within 12 months of purchase and 0.50% if redeemed within the next six months following purchase.

As shown below, the pro forma combined expense ratios for shareholders of Value Builder Fund are lower for all share classes. However, there can be no assurance that the merger will result in expense savings.

Annual Fund Operating Expenses(1)

(expenses that are deducted from Fund assets)

	Management Fees	Distribution/ Service (12b-1) Fee	Other Expenses		Acquired Fund (Underlying Fund) Fees and Expenses(2)	Total Annual Fund Operating Expenses	Less Expense Waiver/ Reimburse- ments		Net Annual Fund Operating Expenses
Value Builder Fund
Class A	0.72%	0.24%	0.34	%(3)	0.20%	1.50%	(0.11	%)(4)	1.39	%(4)
Class B	0.72%	1.00%	0.49	%(3)	0.20%	2.41%	(0.15	%)(4)(5)	2.26	%(4)(5)
Class C	0.72%	1.00%	0.34	%(3)	0.20%	2.26%	(0.11	%)(4)	2.15	%(4)
Institutional Class	0.72%	None	0.21	%(3)	0.20%	1.13%	(0.11	%)(4)	1.02	%(4)
Balanced Fund
Class A	0.37%	0.24%	0.35	%(3)	—	0.96%	0.00%		0.96%
Class B	0.37%	0.99%	0.51	%(3)	—	1.87%	0.00	%(6)	1.87	%(6)
Class C	0.37%	1.00%	0.42	%(3)	—	1.79%	0.00%		1.79%
Institutional Class	0.37%	0.00%	0.35	%(3)	—	0.72%	0.00%		0.72%
Balanced Fund
(Pro forma combined)(7)
Class A	0.37%	0.24%	0.34	%(3)(8)	—	0.95%	0.00%		0.95%
Class B	0.37%	0.99%	0.49	%(3)(8)	—	1.85%	0.00	%(6)	1.85	%(6)
Class C	0.37%	1.00%	0.40	%(3)(8)	—	1.77%	0.00%		1.77%
Institutional Class	0.37%	0.00%	0.20	%(3)(8)	—	0.57%	0.00%		0.57%

(1)

The Annual Fund Operating Expenses table is presented as of each Fund’s fiscal year end (March 31, 2008 for Value Builder Fund and October 31, 2008 for Balanced Fund). The pro forma combined figures assume the consummation of the merger on October 31, 2008 and reflect average net asset levels for both Value Builder Fund and Balanced Fund for the 12-month period ended October 31, 2008. It is important for you to understand that a decline in a Fund’s average net assets during the current fiscal year due to recent unprecedented market volatility or other factors could cause a Fund’s expense ratios for a Fund’s current fiscal year to be higher than the expense information presented.

(2)	For Value Builder Fund, to the extent the Fund invests in other mutual funds advised by Deutsche Investment Management Americas Inc. (“DIMA” or “Advisor”) and its affiliates, the

Advisor has agreed not to impose its advisory fees on assets invested in such underlying funds. For Balanced Fund, the Fund’s indirect expenses from investing in underlying funds is less than 0.01% and the pro forma indirect expenses of Balanced Fund from investing in underlying funds is less than 0.01%.

(3)	Includes 0.10% paid to the Advisor for administrative and accounting services pursuant to an Administrative Services Agreement.
(4)

Through July 31, 2009, the Advisor has contractually agreed to waive its management fee by an amount equal to the amount of management fee borne by Value Builder Fund as a shareholder of other affiliated mutual funds. Accordingly, Net Annual Operating Expenses will vary based in part on the amount of Value Builder Fund’s investment in other affiliated mutual funds (estimated at 0.11%).

(5)

Through September 30, 2008, the Advisor had contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses so that Value Builder Fund’s total annual operating expenses were capped at a ratio no higher than 2.06% for Class B shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and Acquired Funds (Underlying Funds) Fees and Expenses.

(6)

Through September 30, 2009, DIMA has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the Balanced Fund’s total operating expenses at 1.95% for Class B shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and Acquired Fund (Underlying Fund) Fees and Expenses.

(7)	Pro forma expenses do not include the expenses expected to be borne by Value Builder Fund in connection with the merger. See pages 30 and 31 for additional information on these fees.
(8)	Other expenses are estimated, accounting for the effect of the merger.

Examples

These examples translate the expenses shown in the preceding table into dollar amounts (including the effect of the expense cap for the one year period for Class A, B, C and Institutional Class shares of Value Builder Fund). By doing this, you can more easily compare the costs of investing in the Funds. The examples make certain assumptions. They assume that you invest $10,000 in a Fund for the time periods shown and reinvest all dividends and distributions. They also assume a 5% return on your investment each year and that a Fund’s operating expenses remain the same. The examples are hypothetical; your actual costs and returns may be higher or lower.

	1 Year	3 Years	5 Years	10 Years
Value Builder Fund
Assuming you sold your shares at the end of each period.
Class A	$708	$1,012	$1,337	$2,254
Class B(1)	$629	$1,037	$1,472	$2,301
Class C	$318	$696	$1,200	$2,587
Institutional Class	$104	$348	$612	$1,365
Assuming you kept your shares.
Class A	$708	$1,012	$1,337	$2,254
Class B(1)	$229	$737	$1,272	$2,301
Class C	$218	$696	$1,200	$2,587
Institutional Class	$104	$348	$612	$1,365
Balanced Fund
Assuming you sold your shares at the end of each period.
Class A	$667	$863	$1,075	$1,685
Class B(1)	$590	$888	$1,211	$1,733
Class C	$282	$563	$970	$2,105
Institutional Class	$74	$230	$401	$894
Assuming you kept your shares.
Class A	$667	$863	$1,075	$1,685
Class B(1)	$190	$588	$1,011	$1,733
Class C	$182	$563	$970	$2,105
Institutional Class	$74	$230	$401	$894
Balanced Fund (Pro forma combined)
Assuming you sold your shares at the end of each period.
Class A	$666	$860	$1,070	$1,674
Class B(1)	$588	$882	$1,201	$1,716
Class C	$280	$557	$959	$2,084
Institutional Class	$58	$183	$318	$714
Assuming you kept your shares.
Class A	$666	$860	$1,070	$1,674
Class B(1)	$188	$582	$1,001	$1,716
Class C	$180	$557	$959	$2,084
Institutional Class	$58	$183	$318	$714

(1)	Reflects conversion of Class B to Class A shares, which pay lower fees. Conversion occurs six years after purchase.

The tables below set forth the annual management fee schedules of the Funds, expressed as a percentage of net assets. As of October 31, 2008, Balanced Fund and Value Builder Fund had net assets of $1,100,389,404 and $76,924,160, respectively (for more current asset levels, see page 34).

The fee schedule for each Fund is as follows:

Balanced Fund (Pre- and Post Merger)
First $1.5 billion	0.370%
Next $500 million	0.345%
Next $1.5 billion	0.310%
Next $2 billion	0.300%
Next $2 billion	0.290%
Next $2.5 billion	0.280%
Next $2.5 billion	0.270%
Thereafter	0.260%

Value Builder Fund
First $50 million	0.915%
Next $50 million	0.765%
Next $100 million	0.715%
Thereafter	0.615%

6.	How do the Funds’ management fee and expenses compare when measured over the same period?

The Annual Fund Operating Expenses table above reflects each Fund’s expense ratios as of its most recent fiscal year end (March 31, 2008 for Value Builder Fund and October 31, 2008 for Balanced Fund). As a result, the fee table above reflects expenses measured over different time periods. DWS Investments believes that a comparison of expenses over the same time period provides a more relevant comparison of the expenses of each Fund. As a result, in developing its proposal to merge Balanced Fund and Value Builder Fund, DWS Investments analyzed how the Funds’ expense ratios compared when measured over the same time period. The table below shows the unaudited estimated expenses for Value Builder Fund for the 12-month period ended October 31, 2008 (the same period as shown for Balanced Fund in the table in Question 5 above), based on Value Builder Fund’s average net assets for that period. As of March 31, 2008, Value Builder Fund had $173,051,527 in total net assets and as of October 31, 2008, the Fund had $76,924,160 in total net assets.

	Management Fees	Distribution/ Service (12b-1) Fee	Other Expenses		Acquired Fund (Underlying Fund) Fees and Expenses(3)	Total Annual Fund Operating Expenses(4)	Less Expense Waiver/ Reimburse- ments		Net Annual Fund Operating Expenses
Value Builder Fund
Class A	0.79%	0.25%	0.36	%(1)	0.21%	1.61%	(0.13	%)(2)	1.48	%(2)
Class B	0.79%	1.00%	0.54	%(1)	0.21%	2.54%	(0.31	%)(2)	2.23	%(2)
Class C	0.79%	1.00%	0.43	%(1)	0.21%	2.43%	(0.20	%)(2)	2.23	%(2)
Institutional Class	0.79%	0.00%	0.27	%(1)	0.21%	1.27%	0.00%		1.27%

(1)

Includes 0.10% paid to Deutsche Investment Management Americas Inc. (“DIMA” or “Advisor”), the investment manager for the Funds, for administrative and accounting services pursuant to an Administrative Services Agreement.

(2)	Through September 30, 2009, DIMA has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain Value Builder Fund’s total operating expenses at 1.27%, 2.02% and 2.02% for Class A, Class B and Class C shares, respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and Acquired Fund (Underlying Fund) Fees and Expenses.

(3)

Acquired Fund (Underlying Fund) Fees and Expenses are based on estimated amounts for the current fiscal year. Actual expenses may be different. To the extent the Fund invests in other mutual funds advised by the Advisor and its affiliates, the Advisor has agreed not to impose its advisory fees on assets invested in such Underlying Funds.

(4)	Total Annual Fund Operating Expenses have been estimated to reflect average net asset levels for the twelve month period ended October 31, 2008.

7.	What are the federal income tax consequences of the proposed merger?

For federal income tax purposes, no gain or loss is expected to be recognized by Value Builder Fund or its shareholders as a direct result of the merger. As a result of the merger, however, Value Builder Fund and its shareholders may lose the benefit of certain tax losses that could have been used to offset or defer future gains. In addition, the merger will require Value Builder Fund to distribute all of its investment company taxable income and net capital gains as of the merger date to its shareholders. For a more detailed discussion of the tax consequences of the merger, please see “Information about the Proposed Merger—Certain Federal Income Tax Consequences,” below.

8.	Will my dividends be affected by the merger?

The merger will not result in a change in dividend policy.

9.	Do the procedures for purchasing, redeeming and exchanging shares of the two Funds differ?

No. The procedures for purchasing and redeeming shares of a particular class for each Fund, and for exchanging shares of each Fund for shares of other DWS funds, are identical.

10.	How will I be notified of the outcome of the merger?

If the proposed merger is approved by shareholders, you will receive confirmation after the merger is completed, indicating your new account number and the number of Merger Shares you are receiving. Otherwise, you will be notified in the next shareholder report of Value Builder Fund.

11.	Will the number of shares I own change?

Yes, the number of shares you own will most likely change, but the aggregate value of the shares of Balanced Fund you receive will equal the aggregate value of the shares of Value Builder Fund that you hold at the Valuation Time (as defined on page 29). Even though the net asset value per share of each Fund is likely to be different, the total value of each shareholder’s holdings will not change as a result of the merger.

12.	What percentage of shareholders’ votes is required to approve the merger?

Approval of the merger will require the “yes” vote of the holders of a majority of the outstanding voting securities of Value Builder Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (see page 35 for definition).

The Directors believe that the proposed merger is in the best interest of Value Builder Fund. Accordingly, the Directors unanimously recommend that shareholders vote FOR approval of the proposed merger.

II. INVESTMENT STRATEGIES AND RISK FACTORS

What are the main investment strategies and related risks of Balanced Fund, and how do they compare with those of Value Builder Fund?

Objectives and Strategies.    Balanced Fund seeks the highest total return, a combination of income and capital appreciation, consistent with reasonable risk and Value Builder Fund seeks to maximize total return through a combination of long-term growth of capital and current income. Balanced Fund can buy many types of securities, among them common stocks, convertible securities, corporate bonds, US government bonds, mortgage- and asset-backed securities and certain derivatives. The Fund normally invests approximately 60% of its net assets in common stocks and other equity securities and approximately 40% of its net assets in fixed-income securities, including lower-quality, high-yield debt securities. These percentages may fluctuate in response to changing market conditions, but the Fund will at all times invest at least 25% of net assets in fixed-income senior securities. The Fund may also invest in securities of Exchange Traded Funds (“ETFs”).

Value Builder Fund seeks to achieve its objective by investing primarily in a portfolio of common stocks and fixed-income securities. Under normal market conditions, between 40% and 75% of the Fund’s assets will be invested in common stocks and at least 25% of the Fund’s assets will be invested in fixed-income securities. In selecting investments for the Fund, the Advisor determines the relative percentages of assets to be invested in common stocks and fixed-income securities based on its judgment as to general market and economic conditions, trends in yields and interest rates and changes in fiscal and monetary policy. Although the Fund invests primarily in US issuers, it may invest up to 25% of its assets in foreign securities. Substantially all of the Fund’s fixed-income securities investments are made indirectly by investing in DWS Short Duration Plus Fund, an affiliated mutual fund. DWS Short Duration Plus Fund invests in securities of varying maturities and normally seeks to maintain an average portfolio duration of no longer than three years. In addition to investments in DWS Short Duration Plus Fund, debt securities in which the Fund may invest include those rated investment grade and below investment grade high yield/high risk bonds. The Fund may invest up to 15% of net assets in high yield/high risk bonds. While the Fund does not limit its investments to issuers in a particular capitalization range, the Advisor generally focuses on securities of larger companies.

The Funds use different investment processes. For Balanced Fund, the Advisor allocates Fund assets among various asset categories including growth and value stocks of large capitalization companies, small capitalization companies and investment-grade and high-yield debt securities. The Advisor reviews the Fund’s allocation among the various asset categories periodically and may adjust the Fund’s allocation among various asset categories based on current or expected market conditions or to manage risk as is consistent with the Fund’s overall investment strategy. The Advisor uses one or more strategies within each asset category for selecting equity and debt securities for the Fund’s portfolio. Each strategy is managed by a team of portfolio managers that specialize in the respective asset category. The strategies that the Advisor may implement utilize a variety of quantitative and qualitative techniques.

For Value Builder Fund, the Advisor seeks to find common stocks it believes are undervalued in the marketplace based on such characteristics as earnings, cash flow, or asset values. In evaluating a stock’s potential, the Advisor also considers other factors such as historical earnings growth, industry position, the strength of management and management’s commitment to the interests of shareholders. While the Fund does not limit its investments to issuers in a particular capitalization range, the Advisor generally focuses on securities of larger companies. The Advisor looks for attractive price-to-value relationships in undervalued stocks of strong companies with good management. The Advisor emphasizes individual stock selection, fundamental research, and valuation flexibility, without rigid constraints. The Advisor begins by screening for stocks whose price-to-earnings ratios are below the average for the S&P 500 Index. The Advisor then compares a company’s stock price to its book value, cash flow and yield, and analyzes individual companies to identify those that appear to be financially sound and have strong potential for long-term growth. The Advisor assembles the Fund’s common stock portfolio from among the most attractive stocks, drawing on an analysis of economic outlooks for various sectors and industries.

Other Investments.    In addition to Balanced Fund’s main investment strategy, the Advisor seeks to enhance returns by employing a global tactical asset allocation overlay strategy. This strategy, which the Advisor calls iGAP (integrated Global Alpha Platform), attempts to take advantage of short-term and medium-term mispricings within global bond, equity and currency markets. The iGAP strategy is implemented through the use of derivatives, which are contracts, or other instruments whose value is based on, for example, indices, currencies or securities. The iGAP strategy primarily uses exchange-traded futures contracts on global bonds and equity indexes and over-the-counter forward currency contracts, and is expected to have a low correlation to the Fund’s other securities holdings.

In addition to derivatives utilized within the iGAP strategy, the Balanced Fund is also permitted, but is not required, to use various types of derivatives. Derivatives may be used for hedging and for risk management or non-hedging purposes to enhance potential gains. Value Builder Fund does not employ the iGAP strategy; however, Value Builder Fund is permitted, but not required, to use various types of derivatives. Each Fund may use derivatives in circumstances where the Advisor believes they offer economical means of gaining exposure to a particular asset class or to maintain a high level of liquidity to meet shareholder redemptions or other needs while maintaining exposure to the market. In particular, Balanced Fund may use futures, options, forward currency transactions and swaps, and Value Builder Fund may use futures, options and covered call options.

Securities Lending.    Each Fund may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Other Policies.    Although major changes tend to be infrequent, each Fund’s Board could change a Fund’s investment objectives without seeking shareholder approval.

As a temporary defensive measure, each Fund could shift up to 100% of its assets into investments such as money market securities or other short-term securities that offer comparable levels of risk. This could prevent losses, but while engaged in a temporary defensive position, a Fund will not be pursuing its investment objectives. However, portfolio management may choose not to use these strategies for various reasons, even in volatile market conditions.

Balanced Fund also may trade securities actively. This could raise transaction costs (thus lowering return) and could mean higher taxable distributions.

DWS Investments believes that Balanced Fund should provide a comparable investment opportunity for shareholders of Value Builder Fund.

Primary Risks.    As with any investment, you may lose money by investing in Balanced Fund. Certain risks associated with an investment in Balanced Fund are summarized below. Subject to certain exceptions, the risks of an investment in Balanced Fund are similar to the risks of an investment in Value Builder Fund. More detailed descriptions of the risks associated with an investment in Balanced Fund can be found in the Balanced Fund prospectuses and SAI.

The value of your investment in Balanced Fund will change with changes in the values of the investments held by Balanced Fund. A wide array of factors can affect those values. In this summary we describe the principal risks that may affect Balanced Fund’s investments as a whole. Balanced Fund could be subject to additional principal risks because the types of investments it makes can change over time.

Asset Allocation Risk.    Although asset allocation among different asset categories generally reduces risk and exposure to any one category, the risk remains that the Advisor may favor an asset category that performs poorly relative to the other asset categories. Because the Fund employs more than one team of portfolio managers to manage each strategy within the asset categories in which the Fund’s assets are allocated, it is possible that different portfolio management teams could be purchasing or selling the same security at the same time which could affect the price which the Fund pays, or receives, for a particular security. In addition, it is possible that as one team of portfolio managers is purchasing a security another team of portfolio managers could be selling the same security resulting in no significant change in the overall assets of the Fund but incurring additional costs for the Fund. Further, because the Advisor may periodically adjust Balanced Fund’s allocation among various asset categories, the Fund may incur additional costs associated with portfolio turnover. An investment in Value Builder Fund is also subject to Asset Allocation Risk, though Value Builder Fund has a single manager and is not, therefore, subject to the risks arising from possible conflicting actions by different teams of portfolio managers.

Stock Market Risk.    As with most stock funds, the most important factor affecting Balanced Fund is how the stock market performs. To the extent Balanced Fund invests in a particular market sector, the Fund’s performance may be proportionally affected by that segment’s general performance. When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock’s price, regardless of how well the company performs. The market as a whole may not favor the types of investments Balanced Fund makes and Balanced Fund may not be able to get attractive prices for them. An investment in Value Builder Fund is also subject to this risk.

Industry Risk.    While Balanced Fund does not concentrate in any industry or sector, to the extent that the Fund has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment, or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence. An investment in Value Builder Fund is also subject to this risk.

Credit Risk.    A fund purchasing bonds faces the risk that the creditworthiness of an issuer may decline, causing the value of the bonds to decline. In addition, an issuer may not be able to make timely payments on the interest and/or principal on the bonds it has issued. Because the issuers of high-yield bonds or junk bonds (bonds rated below the fourth highest category) may be in uncertain financial health, the prices of these bonds may be more vulnerable to bad economic news or even the expectation of bad news, than investment-grade bonds. In some cases, bonds, particularly high-yield bonds, may decline in credit quality or go into default. Because Balanced Fund may invest in securities not paying current interest or in securities already in default, these risks may be more pronounced. An investment in Value Builder Fund is also subject to this risk.

Interest Rate Risk.    Generally, fixed income securities will decrease in value when interest rates rise. The longer the effective maturity of Balanced Fund’s securities, the more sensitive the Fund will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) As interest rates decline, the issuers of securities held by the Fund may prepay principal earlier than scheduled, forcing the Fund to reinvest in lower-yielding securities. Prepayment may reduce the Fund’s income. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities. This will have the effect of locking in a below-market interest rate, increasing the Fund’s duration and reducing the value of such a security. Because Balanced Fund may invest in mortgage-related securities, it is more vulnerable to both of these risks. An investment in Value Builder Fund is subject to similar risk.

Small Company Capitalization Risk.    Balanced Fund is subject to small company capitalization risk. Small company stocks tend to experience steeper price fluctuations than stocks of larger companies. A shortage of reliable information can also pose added risk to small company stocks. Industry-wide reversals may have a greater impact on small companies, since they lack the financial resources of large companies. Small company stocks are typically less liquid than large company stocks. Accordingly, it may be harder to find buyers for small company shares.

Foreign Investment Risk.    To the extent Balanced Fund has exposure to companies based outside the US, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the Fund’s investments or prevent the Fund from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than the US markets. These risks tend to be greater in emerging markets so, to the extent the Fund invests in emerging markets, it takes on greater risks. The currency of a country in which the Fund has invested could decline relative to the value of the US dollar, which decreases the value of the investment to US investors. The investments of the Fund may be subject to foreign withholding taxes. An investment in Value Builder Fund is subject to similar risk.

iGAP Risk.    The success of the iGAP strategy depends, in part, on the Advisor’s ability to analyze the correlation between various global markets and asset classes. If the Advisor’s correlation analysis proves to be incorrect, losses to Balanced Fund may be significant and may exceed the intended level of market exposure for the iGAP strategy. As noted above, Value Builder Fund does not currently employ the iGAP strategy.

Derivatives Risk.    Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that Balanced Fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivatives transaction could expose the Fund to the effects of leverage, which could increase the Fund’s exposure to the market and magnify potential losses. There is no guarantee that these derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to Balanced Fund. The use of derivatives by Balanced Fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements. An investment in Value Builder Fund is also subject to this risk.

Securities Lending Risk.    Any loss in the market price of securities loaned by Balanced Fund that occurs during the term of the loan would be borne by the Fund and would adversely affect the Fund’s performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by Balanced Fund’s delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower. An investment in Value Builder Fund is also subject to this risk.

ETF Risk.    An ETF is a fund that holds a portfolio of common stocks or bonds designed to track the performance of a securities index or industry sector. ETFs trade on a securities exchange and their shares may, at times, trade at a premium or discount to their net asset value (“NAV”). In addition, an ETF may not replicate exactly the performance of the index it seeks to track for a number of reasons, including transaction costs incurred by the ETF. ETFs incur fees and expenses, such as operating expenses, licensing fees, trustee fees and marketing expenses, which are borne proportionately by ETF shareholders, such as the Fund. The Fund will also incur brokerage costs when purchasing and selling shares of ETFs.

Other factors that could affect the performance of Balanced Fund include:

•	portfolio management could be wrong in the analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters

•	at times, market conditions might make it hard to value some investments or to get an attractive price for them

•

the Advisor measures credit quality at the time it buys securities, using independent rating agencies or, for unrated securities, the Advisor’s own credit quality standards. If a security’s credit quality declines, the Advisor will decide what to do with the security, based on the circumstances and its assessment of what would benefit shareholders most.

Performance Information.    The following information provides some indication of the risks of investing in each Fund. Of course, a Fund’s past performance is not an indication of future performance.

The bar charts show how the performance of each Fund’s Class A shares has varied from year to year, which may give some idea of risk. The tables following the charts show how each Fund’s performance compares with one or more broad-based market indices (which, unlike the Funds, do not have any fees or expenses). The tables include the effects of maximum sales loads. After-tax returns are shown for Class A only and will vary for other classes. After-tax returns are estimates calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table.

Calendar Year Total Returns (%)

Balanced Fund – Class A Shares

For the periods included in the bar chart:

Best Quarter: 10.67%, Q4 1999	Worst Quarter: -14.97%, Q4 2008

Value Builder Fund – Class A Shares*

For the periods included in the bar chart:

Best Quarter: 21.03%, Q2 2003	Worst Quarter: -15.08%, Q3 2001

*	In March 2008, the Board of Value Builder Fund approved the termination of Value Builder Fund’s sub-advisory agreement with Alex. Brown Investment Management, and DIMA assumed day-to-day portfolio management responsibilities for Value Builder Fund.

Average Annual Total Returns

(for period ended December 31, 2008)

	Past 1 year		Past 5 years		Past 10 Years
Balanced Fund
Class A
Return before Taxes	-31.56%		-2.83%		-1.17%
Return after Taxes on Distributions	-32.03		-3.50		-2.17
Return after Taxes on Distributions and Sale of Fund Shares	-20.26	*	-2.59	*	-1.35	*
Class B (Return before Taxes)	-29.71		-2.25		-1.24
Class C (Return before Taxes)	-27.95		-2.49		-1.42
Institutional Class (Return before Taxes)	-27.24		-1.38		-0.26
Russell 1000 Index (reflects no deductions for fees, expenses or taxes)	-37.60		-2.04		-1.09
Russell 2000 Index (reflects no deductions for fees, expenses or taxes)	-33.79		-0.93		3.02
Barclays Capital U.S. Aggregate Index (reflects no deductions for fees, expenses or taxes)	5.24		4.65		5.63
MSCI EAFE Index (reflects no deductions for fees, expenses or taxes)	-43.38		1.66		0.80
Credit Suisse High Yield Index (reflects no deductions for fees, expenses or taxes)	-26.17		-0.59		2.87
Merrill Lynch 3-Month US Treasury Bill Index (reflects no deductions for fees, expenses or taxes)	2.06		3.25		3.45

Total return would have been lower had certain expenses not been reduced.

Russell 1000® Index is an unmanaged price-only index of the 1,000 largest capitalized companies that are domiciled in the US and whose common stocks are traded.

Russell 2000® Index is an unmanaged capitalization-weighted measure of approximately 2,000 small US stocks.

Barclays Capital U.S. Aggregate Index is an unmanaged market value-weighted measure of Treasury issues, agency issues, corporate bond issues and mortgage securities.

Morgan Stanley Capital International (MSCI) Europe, Australasia and the Far east (EAFE) Index is an unmanaged index that tracks international stock performance in the 21 developed markets of Europe, Australasia and the Far East.

Credit Suisse High Yield Index is an unmanaged trader-priced portfolio, constructed to mirror the global high-yield debt market.

Merrill Lynch 3-Month US Treasury Bill Index is an unmanaged index capturing the performance of a single issue maturing closest to, but not exceeding, three months from the re-balancing date.

*	Return after Taxes on Distributions and Sale of Fund Shares is higher than other return figures for the same period due to capital losses occurring upon redemption resulting in an assumed tax deduction for shareholders.

	Past 1 year		Past 5 years		Past 10 Years
Value Builder Fund
Class A
Return before Taxes	-33.84%		-6.18%		-1.04%
Return after Taxes on Distributions	-37.10		-8.62		-2.96
Return after Taxes on Distributions and Sale of Fund Shares	-13.72	*	-3.65	*	-0.36	*
Class B (Return before Taxes)	-31.83		-5.90		-1.22
Class C (Return before Taxes)	-30.38		-5.79		-1.19
Institutional Class (Return before Taxes)	-29.68		-4.81		-0.19
Standard & Poor’s (S&P) 500 Index (reflects no deductions for fees, expenses or taxes)	-37.00		-2.19		-1.38
Blended Index 60/35/5 (reflects no deductions for fees, expenses or taxes)	-22.19		0.50		1.51
Russell 1000 Value Index (reflects no deductions for fees, expenses or taxes)	-36.85		-0.79		1.36
Blended Index 60/40 (reflects no deductions for fees, expenses or taxes)	-22.47		0.51		1.54

Standard & Poor’s 500 Index (S&P 500) is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Blended Index 60/35/5 is composed of 60% S&P 500 Index,, 35% Barclays Capital Intermediate US Government/Credit Index and 5% Merrill Lynch 3-Month Treasury Bill Index. The Barclays Capital Intermediate US Government/Credit Index is an unmanaged index comprising intermediate- and long-term government and investment-grade corporate debt securities. The Merrill Lynch 3-Month Treasury Bill Index is representative of the 3-month Treasury market.

Russell 1000® Value Index is an unmanaged index that consists of those stocks in the Russell 1000 Index with less-than-average growth orientation. Russell® 1000 Index is an unmanaged price-only index of the 1,000 largest capitalized companies that are domiciled in the US and whose common stocks are traded.

Blended Index 60/40 is composed of 60% Russell 1000 Value Index and 40% Barclays Capital 1-3 Year Government/Credit Index. The Barclays Capital 1-3 Year Government/Credit Index is an unmanaged index consisting of all US government agency and Treasury securities, as well as all investment-grade corporate debt securities with maturities of one to three years.

*	Return after Taxes on Distributions and Sale of Fund Shares is higher than other return figures for the same period due to capital losses occurring upon redemption resulting in an assumed tax deduction for shareholders.

Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial advisor or 1-800-621-1048 (1-800-730-1313 for Institutional Class shares) or visit our Web site at www.dws-investments.com.

III. OTHER INFORMATION ABOUT THE FUNDS

Advisor and Portfolio Managers.    DIMA, with headquarters at 345 Park Avenue, New York, NY 10154, is the investment advisor for each Fund. Under the oversight of the Board of each Fund, DIMA, or a subadvisor, makes investment decisions, buys and sells securities for each Fund and conducts research that leads to these purchase and sale decisions. DIMA provides a full range of global investment advisory services to institutional and retail clients.

DWS Investments is part of Deutsche Bank’s Asset Management division (“DeAM”), and, within the U.S. represents the retail asset management activities of Deutsche Bank AG, DIMA, Deutsche Bank Trust Company Americas and DWS Trust Company. DeAM is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles. DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Balanced Fund.    The subadvisor for Balanced Fund is Deutsche Asset Management International GmbH (“DeAMI”), Mainzer Landstrasse 178-190, Frankfurt am Main, Germany. DeAMI renders investment advisory and management services to a portion of the Fund’s large cap value allocation. DeAMI is an investment advisor registered with the Securities and Exchange Commission and currently manages over $60 billion in assets, which is primarily comprised of institutional accounts and investment companies. DeAMI is a subsidiary of Deutsche Bank AG. DIMA compensates DeAMI out of the management fee it receives from the Fund.

Balanced Fund is managed by separate teams of investment professionals who develop and implement each strategy within a particular asset category which together make up the Fund’s overall investment strategy. Each portfolio management team has authority over all aspects of the portfolio of the Fund’s investment portfolio allocated to it, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings. The following individuals handle the day-to-day management of Balanced Fund:

William Chepolis, CFA, is a Portfolio Manager for Balanced Fund. Mr. Chepolis is a Managing Director of DeAM. He joined DeAM in 1998 after 13 years of experience as vice president and portfolio manager for Norwest Bank, where he managed the bank’s fixed income and foreign exchange portfolios. He began managing Balanced Fund in 2005.

Matthew F. MacDonald is a Portfolio Manager for Balanced Fund. Mr. MacDonald is a Director of DeAM. He joined DeAM and Balanced Fund in 2006 after 14 years of fixed income experience at Bank of America Global Structured Products and PPM America, Inc.

Inna Okounkova is a Portfolio Manager for Balanced Fund. Ms. Okounkova is a Director of DeAM. She joined DeAM in 1999 as a quantitative analyst and became an associate portfolio manager in 2001. She began managing Balanced Fund in 2005.

Gary Sullivan, CFA, is a Portfolio Manager for Balanced Fund. Mr. Sullivan is a Managing Director of DeAM. He joined DeAM in 1996 after four years at Citicorp as a research analyst and structurer of collateralized mortgage obligations. He began managing Balanced Fund in 2006.

Robert Wang is a Portfolio Manager for Balanced Fund. Mr. Wang is a Managing Director of DeAM. He joined DeAM in 1995 after 13 years of experience at J.P. Morgan trading fixed income, derivatives and foreign exchange products. He began managing Balanced Fund in 2005.

Thomas Picciochi is Portfolio Manager of Balanced Fund. Mr. Picciochi is a Director of DeAM. He joined DeAM in 1999 after 13 years of experience at various research and analysis positions at State Street Global Advisors, FPL Energy, Barnett Bank, Trade Finance Corporation and Reserve Financial Management. He began managing Balanced Fund in 2007.

James B. Francis, CFA, is a Portfolio Manager of Balanced Fund. Mr. Francis is a Director of DeAM. He joined DeAM and Balanced Fund in 2008, after 20 years of experience as senior quantitative global equity portfolio manager at State Street Global Advisors and Northern Trust Global Investments.

Julie Abbett is a Portfolio Manager of Balanced Fund. Ms. Abbett is a Director of DeAM. She joined DeAM in 2000 after four years of experience as a consultant with equity trading services for BARRA, Inc. and a product developer for FactSet Research. She began managing Balanced Fund in 2007.

Joseph Axtell, CFA, is a Portfolio Manager for Balanced Fund. Mr. Axtell is a Managing Director of DeAM. He joined DeAM in 2001 after 16 years of investment industry experience, most recently at Merrill Lynch Investment Managers. He began managing Balanced Fund in 2008.

Thomas Schuessler, PhD, is a Portfolio Manager for Balanced Fund. Dr. Schuessler is a Managing Director of DeAM. He joined Deutsche Asset Management in 2001 after five years at Deutsche Bank, and began managing Balanced Fund in 2008.

John Brennan is a Portfolio Manager for Balanced Fund. Mr. Brennan is a Director of DeAM. He joined DeAM and Balanced Fund in 2007 after 14 years of experience at INVESCO and Freddie Mac.

J. Richard Robben, CFA, is a Portfolio Manager for Balanced Fund. Mr. Robben is a Vice President of DeAM. He joined DeAM and Balanced Fund in 2007 after 11 years of experience at INVESCO Institutional.

Owen Fitzpatrick, CFA, is a Portfolio Manager for Balanced Fund effective February 15, 2009. Mr. Fitzpatrick is a Managing Director of DeAM. He joined DeAM and the Fund in 2009 after 21 years of experience in trust and investment management, most recently as Managing Director of Deustche Bank Private Wealth Management.

Richard Shepley is a Portfolio Manager for Balanced Fund. Mr. Shepley is a Managing Director of DeAM. He joined DeAM in 1998 and the Fund in 2009 after eight years of investment industry experience, most recently as a research analyst for global beverage and media sectors at Newton Investment Management.

Michael Sieghart, CFA, is a Consultant to DIMA with respect to Balanced Fund. Mr. Sieghart is a Managing Director of DeAMI. He joined DeAMI in 1997 and began serving as a consultant to DIMA for the Balanced Fund in 2008.

Balanced Fund’s statement of additional information provides additional information about the portfolio managers’ investments in the Fund, a description of the Fund’s compensation structure and information regarding other accounts the portfolio team members manage.

Value Builder Fund.    While working with a team of investment professionals who collaborate to develop and implement the Fund’s investment strategy, Value Builder Fund’s portfolio manager has authority over all aspects of Value Builder Fund’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with the portfolio holdings. The following individual handles the day-to-day management of Value Builder Fund:

David Hone, CFA, is Lead Portfolio Manager for Value Builder Fund. Mr. Hone is a Director of DeAM. He joined DeAM in 1996 after 8 years of experience as an analysts at Chubb & Son. He began managing Value Builder Fund in 2008.

Value Builder Fund’s statement of additional information provides additional information about the portfolio manager’s investments in the Fund, a description of his compensation structure and information regarding other accounts he manages.

Distribution and Service Fees.    Pursuant to separate Underwriting and Distribution Services Agreements, DWS Investments Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606, an affiliate of DIMA, is the principal underwriter and distributor for the Class A, Class B, Class C and Institutional Class shares of Balanced Fund and Value Builder Fund, and acts as the agent of each Fund in the continuous offering of its shares. Balanced Fund has adopted distribution and/or service plans on behalf of the Class A, B and C shares in accordance with Rule 12b-1 under the 1940 Act that are substantially identical to the corresponding distribution and/or service plans for Value Builder Fund. The Rule 12b-1 plans allow the Funds to pay distribution and/or service fees for the sale and distribution of their shares and for services provided to shareholders. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of investments.

Class A shares of each Fund have a 12b-1 plan, under which a shareholder servicing fee of up to 0.25% is deducted from class assets each year. Class B and C shares of each Fund have a 12b-1 plan, under which a distribution fee of 0.75% and a shareholder servicing fee of up to 0.25% are deducted from class assets each year.

Directors/Trustees and Officers.    The Trustees overseeing Balanced Fund are the same as the Directors who oversee Value Builder Fund: Paul K. Freeman (Chair), John

W. Ballantine, Henry P. Becton, Dawn-Marie Driscoll, Keith R. Fox, Kenneth C. Froewiss, Richard J. Herring, William McClayton, Rebecca W. Rimel, Axel Schwarzer, William N. Searcy, Jr., Jean Gleason Stromberg and Robert H. Wadsworth. The officers of Balanced Fund are also the same as those of Value Builder Fund.

Independent Registered Public Accounting Firm (“Auditor”).    Ernst & Young LLP, 200 Clarendon Street, Boston, MA 02116, serves as Balanced Fund’s independent registered public accounting firm. Ernst & Young LLP audits and reports on the Fund’s annual financial statements, reviews certain regulatory reports and the Fund’s federal income tax returns, and performs other professional accounting, auditing, tax and advisory services when engaged to do so by the Fund. PricewaterhouseCoopers LLP, 125 High Street, Boston, MA 02110 serves as Value Builder Fund’s independent registered public accounting firm, audits the financial statements of the Fund and provides other audit, tax and related services to the Fund.

Charter Documents.

DWS Balanced Fund.    Balanced Fund is a registered open-end management investment company organized as a business trust under the laws of Massachusetts on October 24, 1985. Effective January 31, 1986, pursuant to a reorganization, the Fund succeeded to the assets and liabilities of Kemper Total Return Fund, Inc., a Maryland corporation organized in 1963. Effective March 14, 2005, the Fund succeeded to the assets and liabilities of the Scudder Balanced Fund, a Massachusetts business trust. Currently, Class A, Class B, Class C, Class S and Institutional Class shares are offered by Balanced Fund.

Shares.    The Trustees have the authority to create additional funds and to designate the relative rights and preferences as between the different funds. The Trustees also may authorize the division of shares of the Fund into different classes, which may bear different expenses. All shares issued and outstanding are fully paid and non-assessable, transferable, have no pre-emptive or conversion rights and are redeemable as described in the SAI and in the Fund’s prospectuses. Each share has equal rights with each other share of the same class of the Fund as to voting, dividends, exchanges, conversion features and liquidation. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held. The Trustees may also terminate any fund or class by notice to the shareholders without shareholder approval.

Shareholder Meetings.    The Fund generally is not required to hold meetings of its shareholders. However, shareholder meetings will be held in connection with the following matters: (a) the election or removal of trustees if a meeting is called for such purpose; (b) the adoption of any contract for which approval by shareholders is required by the 1940 Act; (c) any termination or reorganization of the Fund or a class to the extent and as provided in the Agreement and Declaration of Trust, as amended (the “Declaration of Trust”); (d) certain material amendments of the Declaration of Trust (such as other than amendments changing the name of a Trust, supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision thereof); and (e) such additional matters as may be required by law, the Declaration of Trust, the By-laws of the Fund, or any registration of the Fund with the SEC or as the trustees may consider necessary or desirable. Shareholders also vote upon changes in fundamental investment policies or restrictions.

Shareholder Liability.    Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for obligations of a Trust. The Declaration of Trust, however, disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Trust’s Trustees. Moreover, the Declaration of Trust provide for indemnification out of Trust property for all losses and expenses of any shareholder held personally liable for the obligations of the Fund and the Trust may be covered by insurance. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote and not material, since it is limited to circumstances in which a disclaimer is inoperative and such Trust itself is unable to meet its obligations.

If a series were unable to meet its obligations, the assets of all other series may in some circumstances be available to creditors for that purpose, in which case the assets of such other series could be used to meet liabilities which are not otherwise properly chargeable to them.

Trustee Liability.    The Declaration of Trust for the Trust provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust, that the Trustees and officers will not be liable for errors of judgment or mistakes of fact or law, and that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust except if it is determined in the manner provided in the Declarations of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interest of the Trust. However, nothing in the Declaration of Trust protects or indemnifies a Trustee or officer against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.

Election and Term of Trustees.    Each Trustee serves until the next meeting of shareholders, if any, called for the purpose of electing Trustees and until the election and qualification of a successor or until such Trustee sooner dies, resigns, retires, is removed or incapacitated. Any Trustee who has become incapacitated by illness or injury as determined by a majority of the other Trustees may be retired by written instrument, signed by at least a majority of the number of Trustees prior to such removal, specifying the date upon which such removal shall become effective. Any Trustee may be removed with or without cause (i) by the vote of the shareholders holding two-thirds of the outstanding shares, or (ii) by the action of two-thirds of the remaining Trustees. The Trustees shall promptly call a meeting of the shareholders for the purpose of voting upon the question of removal of any Trustee or Trustees when requested in writing so to do by the holders of not less than ten percent of the outstanding shares, and in that connection, the Trustees will assist shareholder communications to the extent provided for in Section 16(c) under the 1940 Act.

DWS Value Builder Fund, Inc. (the “Corporation”).    Value Builder Fund is a registered open-end management investment company organized as a corporation under the laws of Maryland on March 5, 1992 under the name Scudder Flag Investors Value Builder Fund. On February 6, 2006, the name of the Scudder Flag Investors Value Builder Fund was changed to DWS Value Builder Fund. The Fund is currently divided into four classes of shares: Class A, Class B, Class C and Institutional Class.

Shares.    Each share of the Fund may be subject to such sales loads or charges, expenses and fees, account size requirements, and other rights and provisions, which may be different from any other share of any fund (including shares of the same fund), as the Board of Directors of the corporation may establish or change from time to time. All shares issued and outstanding are fully paid and non-assessable, transferable, have no pre-emptive rights (except as may be determined by the Board of Directors) or conversion rights (except as described below) and are redeemable as described in the SAI and in the Value Builder Fund’s prospectuses.

Each share has equal rights with each other share of the same class of Value Builder Fund as to voting, dividends, exchanges and liquidation. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held. The Directors of Value Builder Fund may also terminate the Fund or any class by notice to the shareholders without shareholder approval.

The Board of Directors may determine that shares of a fund or a class of a fund shall be automatically converted into shares of another fund of the corporation or of another class of the same or another fund based on the relative net assets of such fund or class at the time of conversion. The Board may also provide that holders of shares of a fund or a class of a fund shall have the right to convert or exchange their shares into shares of one or more other funds or classes on terms established by the Board.

Shareholder Meetings.    Value Builder Fund is not required to hold an annual meeting of shareholders in any year in which the election of Directors is not required by the 1940 Act. If a meeting of shareholders of the Fund is required by the 1940 Act to take action on the election of Directors, then an annual meeting shall be held to elect Directors and take such other action as may come before the meeting. Special meetings of the shareholders of the Fund, for any purpose or purposes, may be called at any time by the Board of Directors or by the President, and shall be called by the President or Secretary at the request in writing of shareholders entitled to cast a majority of the votes entitled to be cast at the meeting. The shareholders also would vote upon changes in fundamental policies or restrictions.

Shareholder Liability.    Pursuant to Maryland law, shareholders of Value Builder Fund generally have no personal liability for debts or obligations of the Fund as a result of their status as shareholders.

Director Liability.    The Corporation’s Articles of Amendment and Restatement provide that the Directors of the Corporation, to the fullest extent permitted by the Maryland General Corporation Law and the 1940 Act, shall not be liable to the Corporation or its shareholders for damages. However, nothing in the Articles of Amendment and Restatement, as amended, or the By-Laws, as amended, protects or indemnifies a Director or officer against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Election and Term of Directors.    Directors of the Fund shall be elected at each annual meeting of shareholders or a special meeting held for that purpose. The term of office of each Director shall be from the time of his or her election until his or her successor shall have been elected and shall have been qualified, or until his or her death, or until he or she shall have resigned or have been removed or disqualified as provided in the Fund’s By-laws, or as otherwise provided by the 1940 Act, as amended or by the Corporation’s charter. At any meeting of shareholders, duly called and at which a quorum is present, the shareholders may, by the affirmative vote of a majority of all the votes entitled to be cast for the election of directors, remove any Director from office, with or without cause. The shareholders may elect a successor to fill any resulting vacancy for the balance of the term of the removed Director. The Directors shall promptly call a meeting of the shareholders for the purpose of voting upon the question of removal of any Director or Directors when requested in writing so to do by the holders of not less than ten percent of the outstanding shares, and in that connection, the Directors will assist shareholder communications to the extent provided for in Section 16(c) under the 1940 Act.

The foregoing is only a summary of the charter documents of Balanced Fund and Value Builder Fund and is not a complete description of provisions contained in those sources. Shareholders should refer to the provisions of those documents and state law directly for a more thorough description.

IV. INFORMATION ABOUT THE PROPOSED MERGER

General.    The shareholders of Value Builder Fund are being asked to approve the merger pursuant to an Agreement and Plan of Reorganization between Value Builder Fund and Balanced Fund (the “Agreement”), the form of which is attached to this Prospectus/Proxy Statement as Exhibit A.

The merger is structured as a transfer of all of the assets of Value Builder Fund to Balanced Fund in exchange for the assumption by Balanced Fund of all the liabilities of Value Builder Fund and for the issuance and delivery of Merger Shares to Value Builder Fund equal in aggregate value to the net value of the assets transferred to Balanced Fund.

After receipt of the Merger Shares, Value Builder Fund will distribute the Merger Shares to its shareholders, in proportion to their existing shareholdings, in complete liquidation of Value Builder Fund, and the legal existence of Value Builder Fund will be terminated. Each shareholder of Value Builder Fund will receive a number of full and fractional Merger Shares of the same class(es) as, and equal in aggregate value as of the Valuation Time (as defined on page 29) to, the aggregate value of the shareholder’s Value Builder Fund shares.

Prior to the date of the merger, Value Builder Fund will declare a taxable distribution which, together with all previous distributions, will have the effect of distributing to shareholders all of its net investment income and net realized capital gains, if any, through the date of the merger. While the investment objective, policies, restrictions and strategies of Value Builder Fund and Balanced Fund are similar, each Fund’s current implementation of its investment objective, policies, restrictions and strategies differ. Therefore, if the merger is approved by shareholders of Value Builder Fund, DWS Investments expects that most of Value Builder Fund’s holdings will need to be repositioned in order to conform to Balanced Fund’s current implementation of its investment objective, policies, restrictions and strategies. It is anticipated that a small portion of Value Builder Fund’s portfolio securities will be sold and repositioned prior to the merger, but that to reasonably assure the tax-free nature of the merger, it is expected that, Value Builder Fund will transfer a substantial portion of its portfolio securities to Balanced Fund and that Balanced Fund will sell these securities as part of its periodic portfolio rebalancing implementing its asset allocation strategy. The sale of a portion of Value Builder Fund’s portfolio securities prior to the merger may increase the taxable distribution to shareholders of Value Builder Fund occurring prior to the merger above that which they would have received absent the merger. Value Builder Fund does not expect to distribute any capital gains as of the Exchange Date (as defined on page 29).

The Directors of Value Builder Fund have voted unanimously to approve the Agreement and the proposed merger and to recommend that shareholders also approve the merger. The actions contemplated by the Agreement and the related matters described therein will be consummated only if approved by the affirmative vote of the holders of a majority of the outstanding voting securities of Value Builder Fund, as defined in the 1940 Act.

In the event that the merger does not receive the required shareholder approval, each Fund will continue to be managed as a separate Fund in accordance with its current investment objective and policies, and the Directors of Value Builder Fund and the Trustees of Balanced Fund may consider such alternatives as may be in the best interest of each Fund.

Background and Board’s Considerations Relating to the Proposed Merger.    In March 2008, the Board of Value Builder Fund approved the termination of the Value Builder Fund’s sub-advisory agreement with Alex. Brown Investment Management (“ABIM”), and DIMA assumed day-to-day portfolio management responsibilities for the Fund. DWS Investments proposed the merger to the Board of Value Builder Fund in September 2008 as part of an ongoing effort to improve the Fund’s investment performance. DWS Investments advised the Board that a merger of Value Builder Fund into Balanced Fund would provide shareholders with the opportunity to invest in a larger moderate allocation fund with lower management fees and a lower total operating expense ratio.

The Directors of Value Builder Fund conducted a thorough review of the potential implications of the merger on Value Builder Fund’s shareholders. They were assisted in this review by their independent legal counsel. The Directors met on several occasions to review and discuss the merger, both among themselves and with representatives of DWS Investments.

On November 21, 2008, the Directors of Value Builder Fund, including all Directors who are not “interested persons” (as defined in the 1940 Act) (“Independent Directors”), approved the terms of the proposed merger of Value Builder Fund into Balanced Fund. The Directors have also unanimously determined to recommend that the merger be approved by Value Builder Fund’s shareholders.

In determining to recommend that the shareholders of Value Builder Fund approve the merger, the Directors considered, among other factors:

•	DWS Investments’ recommendation that the merger with Balanced Fund was the best available alternative for shareholders of Value Builder Fund;

•

Similarities and differences between Value Builder Fund’s and Balanced Fund’s investment goals, policies and restrictions, and that the merger would permit the shareholders of Value Builder Fund to pursue similar investment goals in a significantly larger fund;

•

The investment advisory fee schedules for Value Builder Fund and Balanced Fund, and, in particular, that the effective advisory fees paid by the combined fund will be lower at all asset levels as compared to the advisory fees paid by Value Builder Fund;

•

The operating expense ratio of Value Builder Fund, including a comparison between the expenses of Value Builder Fund and the estimated total operating expense ratios of the combined fund, and, in particular, noted that the total operating expense ratios of Class A, Class B, Class C and Institutional Class shares of the combined fund were expected to be lower than the current total operating expense ratios of the corresponding classes of Value Builder Fund;

•

DIMA’s commitment to cap the expenses to be incurred by Value Builder Fund in connection with the merger. (See “Agreement and Plan of Organization” below for additional information regarding this cap);

•	The merger would not result in the dilution of the interests of Value Builder Fund shareholders and that the terms and conditions of the Agreement were fair and reasonable;

•	Services available to shareholders of Value Builder Fund and Balanced Fund are substantially similar on a class-level basis;

•	The investment performance of Value Builder Fund and Balanced Fund;

•	Prospects for the combined fund to attract additional assets; and

•	The federal income tax consequences of the merger on Value Builder Fund and its shareholders.

Based on all of the foregoing, the Directors concluded that Value Builder Fund’s participation in the merger would be in the best interest of Value Builder Fund and would not dilute the interests of Value Builder Fund’s existing shareholders. The Board of Directors of Value Builder Fund, including all of the Independent Directors, unanimously recommends that shareholders of the Fund approve the merger.

Agreement and Plan of Reorganization.    The proposed merger will be governed by the Agreement, the form of which is attached as Exhibit A. The Agreement provides that Balanced Fund will acquire all of the assets of Value Builder Fund solely in exchange for the assumption by Balanced Fund of all the liabilities of Value Builder Fund and for the issuance of Merger Shares equal in value to the value of the transferred assets net of assumed liabilities. The shares will be issued on the next full business day (the “Exchange Date”) following the time as of which the Funds’ shares are valued for determining net asset value for the merger (4:00 p.m. Eastern time, on April 17, 2009, or such other date and time as may be agreed upon by the parties (the “Valuation Time”)). The following discussion of the Agreement is qualified in its entirety by the full text of the Agreement.

Value Builder Fund will transfer all of its assets to Balanced Fund, and in exchange, Balanced Fund will assume all the liabilities of Value Builder Fund and deliver to Value

Builder Fund a number of full and fractional Merger Shares of each class having an aggregate net asset value equal to the value of the assets of Value Builder Fund attributable to shares of the corresponding class of Value Builder Fund, less the value of the liabilities of Value Builder Fund assumed by Balanced Fund attributable to shares of such class of Value Builder Fund. Immediately following the transfer of assets on the Exchange Date, Value Builder Fund will distribute pro rata to its shareholders of record as of the Valuation Time the full and fractional Merger Shares received by Value Builder Fund, with Merger Shares of each class being distributed to holders of shares of the corresponding class of Value Builder Fund. As a result of the proposed transaction, each shareholder of Value Builder Fund will receive a number of Merger Shares of each class equal in aggregate value at the Valuation Time to the value of Value Builder Fund shares of the corresponding class surrendered by the shareholder. This distribution will be accomplished by the establishment of accounts on the share records of Balanced Fund in the name of such Value Builder Fund shareholders, each account representing the respective number of full and fractional Merger Shares of each class due the respective shareholder. New certificates for Merger Shares will not be issued.

The Directors of Value Builder Fund and the Trustees of Balanced Fund have determined that the interests of each Fund’s shareholders will not be diluted as a result of the transactions contemplated by the Agreement, and the Directors of Value Builder Fund and the Trustees of Balanced Fund have determined that the proposed merger is in the best interest of each Fund.

The consummation of the merger is subject to the conditions set forth in the Agreement. The Agreement may be terminated and the merger abandoned (i) by mutual consent of Balanced Fund and Value Builder Fund, (ii) by either party if the merger shall not be consummated by June 20, 2009 or (iii) by either party if the other party shall have materially breached, or made a material and intentional misrepresentation in or in connection with the Agreement.

If shareholders of Value Builder Fund approve the merger, Value Builder Fund agrees to coordinate its portfolio with Balanced Fund’s portfolio from the date of the Agreement up to and including the Exchange Date in order that, when the assets of Value Builder Fund are added to the portfolio of Balanced Fund, the resulting portfolio will meet the investment objective, policies, restrictions and strategies of Balanced Fund. While the investment objective, policies, restrictions and strategies of Value Builder Fund and Balanced Fund are similar, each Fund’s current implementation of its investment objective, policies, restrictions and strategies differ. Therefore, if the merger is approved by shareholders of Value Builder Fund, DWS Investments expects that most of Value Builder Fund’s holdings will need to be repositioned in order to conform to Balanced Fund’s current implementation of its investment objective, policies, restrictions and strategies. It is anticipated that a small portion of Value Builder Fund’s portfolio securities will be sold and repositioned prior to the merger (estimated to be 8% of the portfolio), but that to reasonably assure the tax-free nature of the merger, it is expected that, Value Builder Fund will transfer a substantial portion of its portfolio securities to Balanced Fund and that Balanced Fund will sell these securities as part of its periodic portfolio rebalancing implementing its asset allocation strategy. Pursuant to the Agreement, the Value Builder Fund will bear any transaction costs payable in connection with the repositioning of its portfolio prior to the merger (the “Pre-Merger Transaction Costs”), except that the Balanced Fund will bear any costs associated with the repositioning of any assets acquired from Value Builder Fund that were not repositioned prior to the merger to reasonably assure the tax-free nature of the merger (the “Post-Merger Transaction Costs”).

The Pre-Merger Transaction Costs and all other fees and expenses, including legal, proxy solicitation and accounting expenses, SEC registration fees, portfolio transfer taxes (if any), and any other expenses incurred in connection with the consummation of the merger and related transactions contemplated by the Agreement will be borne by Value Builder Fund, subject to the cap described below. The one-time merger costs are expected to be approximately $107,000, which includes the cost of proxy solicitation. DIMA has agreed to pay the one-time merger costs, including the cost of solicitation, and the Pre-Merger Transaction Costs and the Post-Merger Transaction Costs (estimated to be $30,000), to the extent these costs exceed the estimated total one-year economic benefit to Value Builder Fund from the proposed merger, as calculated immediately prior to the merger. As of October 31, 2008, the estimated one-year economic benefit to Value Builder Fund is $298,360. Based on the estimates above, DWS Investments estimates that the Value Builder Fund’s costs of the merger will be recovered in approximately five months of the merger. The final estimates will be calculated immediately prior to the merger.

Description of the Merger Shares.    Merger Shares will be issued to Value Builder Fund’s shareholders in accordance with the Agreement as described above. The Merger Shares are Class A, Class B, Class C and Institutional Class shares of Balanced Fund.

Value Builder Fund shareholders receiving Merger Shares will not pay an initial sales charge on such shares. Each class of Merger Shares has the same characteristics as shares of the corresponding class of Value Builder Fund. In other words, your Merger Shares will be treated as having been purchased on the date you purchased your Value Builder Fund shares and for the price you originally paid. For more information on the characteristics of each class of Merger Shares, please see the applicable Balanced Fund prospectus, a copy of which was mailed with this Prospectus/Proxy Statement.

Certain Federal Income Tax Consequences.    As a condition to each Fund’s obligation to consummate the reorganization, each Fund will receive a tax opinion from Willkie Farr & Gallagher LLP, special tax counsel (which opinion will be based on certain factual representations of the Funds and certain customary assumptions), to the effect that, on the basis of the existing provisions of the US Internal Revenue Code of 1986, as amended (the “Code”), current administrative rules and court decisions, for federal income tax purposes:

The acquisition by Balanced Fund of all of the assets of Value Builder Fund solely in exchange for Merger Shares and the assumption by Balanced Fund of all of the liabilities of Value Builder Fund, followed by the distribution by Value Builder Fund to its shareholders of Merger Shares in complete liquidation of Value Builder Fund, all pursuant to the Agreement, constitutes a reorganization within the meaning of Section 368(a) of the Code, and Value Builder Fund and Balanced Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code.

Under Sections 361 and 357(a) of the Code, Value Builder Fund will not recognize gain or loss upon the transfer of its assets to Balanced Fund in exchange for Merger Shares and the assumption of Value Builder Fund’s liabilities by Balanced Fund, and

Value Builder Fund will not recognize gain or loss upon the distribution to its shareholders of the Merger Shares in liquidation of Value Builder Fund.

Under Section 354 of the Code, shareholders of Value Builder Fund will not recognize gain or loss on the receipt of Merger Shares solely in exchange for Value Builder Fund shares.

Under Section 358 of the Code, the aggregate basis of the Merger Shares received by each shareholder of Value Builder Fund will be the same as the aggregate basis of Value Builder Fund shares exchanged therefor.

Under Section 1223(1) of the Code, the holding period of the Merger Shares received by each Value Builder Fund shareholder will include the holding period of the Value Builder Fund shares exchanged therefor, provided that the Value Builder Fund shareholder held the Value Builder Fund shares at the time of the reorganization as a capital asset.

Under Section 1032 of the Code, Balanced Fund will not recognize gain or loss upon the receipt of the assets of Value Builder Fund in exchange for Merger Shares and the assumption by Balanced Fund of all the liabilities of Value Builder Fund.

Under Section 362(b) of the Code, the basis of the assets of Value Builder Fund transferred to Balanced Fund in the reorganization will be the same in the hands of Balanced Fund as the basis of such assets in the hands of Value Builder Fund immediately prior to the transfer.

Under Section 1223(2) of the Code, the holding periods of the assets of Value Builder Fund transferred to Balanced Fund in the reorganization in the hands of Balanced Fund will include the periods during which such assets were held by Value Builder Fund.

Portfolio assets of Value Builder Fund could be required to be sold in connection with the merger. The tax effect of such sales will depend on the holding periods of such assets and the difference between the price at which such portfolio assets are sold and Value Builder Fund’s basis in such assets. Any net capital gains recognized in these sales, after the application of any available capital loss carryforwards, will be distributed to Value Builder Fund’s shareholders as capital gain dividends. Any net short-term capital gains (in excess of any net long-term capital loss and after application of any available capital loss carryforwards) will be distributed as ordinary dividends. All such distributions will be made during or with respect to the year of sale and will be taxable to shareholders.

After the merger, the availability of Value Builder Fund’s pre-merger capital losses to offset or defer recognition of capital gains for the benefit of Value Builder Fund shareholders may be reduced. This will be true if Value Builder Fund has substantial realized losses at the time of the merger and Balanced Fund does not. In that case, Value Builder Fund’s losses will be spread over the larger asset base of the combined fund, causing a decrease for Value Builder Fund shareholders in the amount of losses available to offset future gains.

Also, the combined fund’s ability to use Value Builder Fund’s or Balanced Fund’s pre-merger capital losses may be limited under certain tax rules applicable to mergers of this type. DWS Investments currently estimates that Value Builder Fund will have a capital loss carryforward that will be acquired by the Balanced Fund of approximately $10,000,000, of which approximately $2,400,000 is estimated to be limited under certain tax rules. The effect of these potential limitations, however, will depend on a number of factors including the amount of the losses, the amount of gains to be offset, the exact timing of the merger and the amount of unrealized capital gains in the funds at the time of the merger.

This description of the federal income tax consequences of the merger is made without regard to the particular facts and circumstances of any shareholder. Shareholders are urged to consult their own tax advisors as to the specific consequences to them of the merger, including, without limitation, the applicability and effect of federal, state, local, non-US and other tax laws.

The portfolio turnover rate for Balanced Fund, i.e., the ratio of the lesser of annual sales or purchases to the monthly average value of the portfolio (excluding from both the numerator and the denominator securities with maturities at the time of acquisition of one year or less), for the period ended April 30, 2008, was 155%. The portfolio turnover rate for Value Builder Fund for the period ended September 30, 2008 was 39%. A higher portfolio turnover rate involves greater brokerage and transaction expenses to a fund and may result in the realization of increased net capital gains, including increased net short-term capital gains, which would be taxable to shareholders when distributed (and in the case of net short-term capital gains, would be taxed as ordinary income).

Balanced Fund intends to distribute dividends from its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gains, after utilization of capital loss carryforwards, if any, quarterly. Value Builder Fund’s current policy is also to distribute dividends from its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gains, after utilization of capital loss carryforwards, if any, quarterly. An additional distribution may be made if necessary. Shareholders of each Fund can have their dividends and distributions automatically invested in additional shares of the same class of that Fund, or a different fund in the same family of funds, at net asset value and credited to the shareholder’s account on the payment date or, at the shareholder’s election, sent to the shareholder by check. If an investment is in the form of a retirement plan, all dividends and capital gains distributions must be reinvested in the shareholder’s account. If the Agreement is approved by Value Builder Fund’s shareholders, Value Builder Fund will pay its shareholders a distribution of all undistributed investment company taxable income (computed without regard to any deduction for dividends paid) and undistributed realized net capital gains (after reduction by any capital loss carryforwards) immediately prior to the Closing (as defined in the Agreement).

While as noted above, shareholders are not expected to recognize any gain or loss upon the exchange of their shares in the merger, increases in the Funds’ portfolio turnover rates, net investment income and net realized capital gains, and a potential decrease in capital losses available to offset future gains may result in future taxable distributions to shareholders arising indirectly from the merger.

Capitalization.    The following table sets forth the unaudited capitalization of each Fund as of December 31, 2008, and of Balanced Fund on a pro forma combined basis, giving effect to the proposed acquisition of assets at net asset value as of that date.(1)

	Acquiring DWS Balanced Fund	Acquired DWS Value Builder Fund	Pro Forma Adjustments(2)	Pro Forma Combined
Net Assets
Class A	$780,345,434	$58,113,080	(91,169)	$838,367,345
Class B	$20,521,493	$1,437,435	(2,255)	$21,956,673
Class C	$17,209,755	$3,230,789	(5,068)	$20,435,476
Class S	$235,421,542	—	—	$235,421,542
Institutional Shares	$265,982	$5,423,553	(8,508)	$5,681,027
Total Net assets	$1,053,764,206	$68,204,857	(107,000)	$1,121,862,063

Shares outstanding
Class A	111,709,170	8,018,586	282,117	120,009,873
Class B	2,921,510	198,434	6,008	3,125,952
Class C	2,467,347	445,220	16,918	2,929,485
Class S	33,693,333	—	—	33,693,333
Institutional Shares	38,054	732,564	42,121	812,739

Net Asset Value per share
Class A	$6.99	$7.25	—	$6.99
Class B	7.02	7.24	—	7.02
Class C	6.98	7.26	—	6.98
Class S	6.99	—	—	6.99
Institutional Shares	6.99	7.40	—	6.99

(1)

Assumes the merger had been consummated on December 31, 2008 and is for information purposes only. No assurance can be given as to how many shares of Balanced Fund will be received by the shareholders of Value Builder Fund on the date the merger takes place, and the foregoing should not be relied upon to reflect the number of shares of Balanced Fund that actually will be received on or after such date.

(2)	Pro Forma adjustments include estimated one time merger costs of $107,000, which are to be borne by Value Builder Fund.

The Directors of Value Builder Fund, a majority of whom are independent Directors, unanimously recommend approval of the merger.

V. INFORMATION ABOUT VOTING AT THE SHAREHOLDER MEETING

General.    This Prospectus/Proxy Statement is furnished in connection with the proposed merger of Value Builder Fund into Balanced Fund and the solicitation of proxies by and on behalf of the Directors of Value Builder Fund for use at the Special Meeting of Value Builder Fund Shareholders (the “Meeting”). The Meeting is to be held on March 27, 2009 at 3:30pm Eastern time at the offices of DIMA, 345 Park Avenue, 27th Floor, New York, New York 10154, or at such later time as is made necessary by adjournment or postponement. The Notice of the Special Meeting of Shareholders, the Prospectus/Proxy Statement and the enclosed form of proxy are being mailed to shareholders on or about February 10, 2009.

As of January 6, 2009, Value Builder Fund had the following shares outstanding:

Share Class	Number of Shares
Class A	7,951,337.009
Class B	197,689.564
Class C	444,241.128
Institutional Class	727,021.833

Only shareholders of record on January 6, 2009 will be entitled to notice of and to vote at the Meeting. Each share is entitled to one vote, with fractional shares voting proportionally.

The Directors of Value Builder Fund know of no matters other than those set forth herein to be brought before the Meeting. If, however, any other matters properly come before the Meeting, it is the Directors’ intention that proxies will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

Required Vote.    Proxies are being solicited from Value Builder Fund’s shareholders by the Directors of Value Builder Fund for the Meeting. Unless revoked, all valid proxies will be voted in accordance with the specification thereon or, in the absence of specification, FOR approval of the Agreement. The transactions contemplated by the Agreement will be consummated only if approved by the affirmative vote of the holders of a majority of the outstanding voting securities of Value Builder Fund as defined in the 1940 Act as (A) 67% or more of the voting securities of Value Builder Fund present at the meeting, if the holders of more than 50% of the outstanding voting securities of Value Builder Fund are present or represented by proxy; or (B) more than 50% of the outstanding voting securities of Value Builder Fund, whichever is less.

Record Date, Quorum and Method of Tabulation.    Shareholders of record of Value Builder Fund at the close of business on January 6, 2009 (the “Record Date”) will be entitled to vote at the Meeting or any adjournment thereof. The holders of at least one-third of the shares of Value Builder Fund outstanding at the close of business on the Record Date present in person or represented by proxy will constitute a quorum for the Meeting.

Votes cast by proxy or in person at the Meeting will be counted by persons appointed by Value Builder Fund as tellers for the Meeting. The tellers will count the total number of votes cast “FOR” approval of the proposal for purposes of determining whether sufficient affirmative votes have been cast. The tellers will count shares represented by proxies that reflect abstentions and “broker non-votes” (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote, and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. Abstentions and broker non-votes will therefore have the effect of a negative vote on the proposal.

Share Ownership.    As of January 6, 2009, the officers and Directors of Value Builder Fund as a group beneficially owned less than 1% of the outstanding shares of Value Builder Fund and the officers and Trustees of Balanced Fund as a group beneficially owned less than 1% of the outstanding shares of Balanced Fund. To the best of the knowledge of Value Builder Fund, the following shareholders owned of record or beneficially 5% or more of the outstanding shares of any class of Value Builder Fund as of such date:

Class	Shareholder Name and Address	Percentage Owned
A	CitiGroup Global Markets Inc. Attn: Peter Booth 7th Floor New York, NY 10001-2402	5.85%

B	CitiGroup Global Markets Inc. Attn: Peter Booth 7th Floor New York, NY 10001-2402	8.79%

C	CitiGroup Global Markets Inc. Attn: Peter Booth 7th Floor New York, NY 10001-2402	14.98%

	Morgan Stanley & Co. Harborside Financial Center Plaza II, 3rd Floor Jersey City, NJ 07311	7.13%

Institutional	SEI Private Trust Co. C/O M&T Bank ID 337 Attn: Mutual Funds Oaks, PA 19456	37.96%

	DWS Trust Company Cust For the IRA Rollover of John T. Stough Jr. Washington D.C. 20004	16.94%

	Vallee & Co. FBO 4B Attn: MF C/O M&I Trust Co. N.A. Milwaukee, WI 53224-3638	13.23%

	Wachovia Securities LLC Henry B. Peterson IRA A/C Saint Louis, MO 63103-2205	10.74%

To the best of the knowledge of Balanced Fund, the following shareholders owned of record or beneficially 5% or more of the outstanding shares of any class of Balanced Fund as of January 6, 2009:

Class	Shareholder Name and Address	Percentage Owned
Institutional	DWS Trust Company Cust For the IRA Rollover of Nelson E. Daus Cypress, TX 77433-1282	50.19%

	DWS Trust Company Cust For the IRA Rollover of Susan McCrindle Petrara Lemont, IL 60439-4619	16.07%

	Rebecca W. Rimel Kennedyville, MD 21645-3322	5.41%

	DWS Trust Company Cust For the IRA Rollover of Gloria Jean Gemmill Kansas City, MO 64118-4846	5.17%

Solicitation of Proxies.    In addition to soliciting proxies by mail, certain officers and representatives of Value Builder Fund, officers and employees of the Advisor and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram or personally.

All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, in favor of the proposal.

Computershare Fund Services, Inc. (“Computershare”) has been engaged to assist in the solicitation of proxies, at an estimated cost of $21,493. As the Meeting date approaches, certain shareholders of Value Builder Fund may receive a telephone call from a representative of Computershare if their votes have not yet been received. Authorization to permit Computershare to execute proxies may be obtained by telephonic or electronically transmitted instructions from shareholders of Value Builder Fund. Proxies that are obtained telephonically or through the Internet will be recorded in accordance with the procedures described below. The Directors believe that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

In all cases where a telephonic proxy is solicited, the Computershare representative is required to ask for each shareholder’s full name and address, or the zip code, or both, and to confirm that the shareholder has received the proxy materials in the mail. If the shareholder is a corporation or other entity, the Computershare representative is required to ask for the person’s title and confirmation that the person is authorized to direct the voting of the shares. If the information solicited agrees with the information provided to

Computershare, then the Computershare representative has the responsibility to explain the process, read the proposal on the proxy card, and ask for the shareholder’s instructions on the proposal. Although the Computershare representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in the Prospectus/Proxy Statement. Computershare will record the shareholder’s instructions on the card. Within 72 hours, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call Computershare immediately if his or her instructions are not correctly reflected in the confirmation.

Please see the instructions on your proxy card for telephone touch-tone voting and Internet voting. Shareholders will have an opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their telephone call or Internet link. Shareholders who vote via the Internet, in addition to confirming their voting instructions prior to submission, will also receive an e-mail confirming their instructions upon request.

If a shareholder wishes to participate in the Meeting, but does not wish to give a proxy by telephone or electronically, the shareholder may still submit the proxy card originally sent with the Prospectus/Proxy Statement or attend in person. Should shareholders require additional information regarding the proxy or replacement proxy card, they may contact Computershare toll-free at 1-866-774-4940. Any proxy given by a shareholder is revocable until voted at the Meeting.

Persons holding shares as nominees will, upon request, be reimbursed for their reasonable expenses in soliciting instructions from their principals. The cost of preparing, printing and mailing the enclosed proxy card and Prospectus/Proxy Statement, and all other costs incurred in connection with the solicitation of proxies for Value Builder Fund, including any additional solicitation made by letter, telephone or telegraph, will be paid by Value Builder Fund (subject to the cap described above).

Revocation of Proxies.    Proxies, including proxies given by telephone or over the Internet, may be revoked at any time before they are voted either (i) by a written revocation received by the Secretary of the Fund at One Beacon Street, Boston, MA 02108, (ii) by properly submitting a later-dated proxy that is received by the Fund at or prior to the Meeting or (iii) by attending the Meeting and voting in person. Merely attending the Meeting without voting, however, will not revoke a previously submitted proxy.

Adjournment and Postponement.    Whether or not a quorum is present, the Meeting may, by action of the chairman of the Meeting, be adjourned from time to time without notice with respect to the proposal to be considered at the Meeting to a designated time, not more than 120 days after the Record Date. In addition, upon motion of the chairman of the Meeting, the question of adjournment may be submitted to a vote of the shareholders and any adjournment must be approved by the vote of the holders of a majority of the shares present and entitled to vote with respect to the proposal without further notice. Unless a proxy is otherwise limited in this regard, any shares present and entitled to vote at the Meeting that are represented by broker non-votes, may, at the discretion of the proxies, be voted in favor of such adjournment. The Board of Directors may postpone the Meeting of shareholders prior to the Meeting with notice to the shareholders entitled to vote at or to receive notice of the Meeting.

EXHIBIT A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this     day of             , 200    , by and among DWS Balanced Fund (the “Acquiring Trust”), a Massachusetts business trust, on behalf of DWS Balanced Fund (the “Acquiring Fund”), a separate series of the Acquiring Trust, DWS Value Builder Fund, Inc., a Maryland corporation (the “Acquired Fund,” together with the Acquiring Fund, each a “Fund” and collectively the “Funds”); and Deutsche Investment Management Americas Inc. (“DIMA”), investment adviser to the Funds (for purposes of section 10.2 of the Agreement only). The principal place of business of the Acquiring Trust and the Acquired Fund is 345 Park Avenue, New York, New York 10154.

This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). The reorganization (the “Reorganization”) will consist of the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for Class A, Class B, Class C and Institutional Class voting shares of beneficial interest (without par value) of the Acquiring Fund (the “Acquiring Fund Shares”), the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund and the distribution of the Acquiring Fund Shares to the Class A, Class B, Class C and Institutional Class shareholders of the Acquired Fund in complete liquidation and termination of the Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.  Transfer of Assets of the Acquired Fund to the Acquiring Fund in Consideration for Acquiring Fund Shares, the Assumption of All Acquired Fund Liabilities and the Liquidation of the Acquired Fund

1.1  Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer to the Acquiring Fund all of the Acquired Fund’s assets as set forth in section 1.2, and the Acquiring Fund agrees in consideration therefor (i) to deliver to the Acquired Fund that number of full and fractional Class A, Class B, Class C and Institutional Class Acquiring Fund Shares determined by dividing the value of the Acquired Fund’s assets net of any liabilities of the Acquired Fund with respect to the Class A, Class B, Class C and Institutional Class shares of the Acquired Fund, computed in the manner and as of the time and date set forth in section 2.1, by the net asset value of one Acquiring Fund Share of the corresponding class, computed in the manner and as of the time and date set forth in section 2.2; and (ii) to assume all of the liabilities of the Acquired Fund, including, but not limited to, any deferred compensation to the Acquired Fund’s directors. All Acquiring Fund Shares delivered to the Acquired Fund shall be delivered at net asset value without a sales load, commission or other similar fee being imposed. Such transactions shall take place at the closing provided for in section 3.1 (the “Closing”).

1.2  The assets of the Acquired Fund to be acquired by the Acquiring Fund (the “Assets”) shall consist of all assets, including, without limitation, all cash, cash equivalents, securities, commodities and futures contracts and dividends or interest or other receivables that are owned by the Acquired Fund and any deferred or prepaid expenses shown on the unaudited statement of assets and liabilities of the Acquired Fund prepared as of the effective time of the Closing in accordance with accounting principles generally accepted in the United States of America (“GAAP”) applied consistently with those of the Acquired Fund’s most recent audited statement of assets and liabilities. The Assets shall constitute at least 90% of the fair market value of the net assets, and at least 70% of the fair market value of the gross assets, held by the Acquired Fund immediately before the Closing (excluding for these purposes assets used to pay the dividends and other distributions paid pursuant to section 1.4).

1.3  The Acquired Fund will endeavor, to the extent practicable, to discharge all of its liabilities and obligations that are accrued prior to the Closing Date as defined in section 3.1.

1.4  On or as soon as practicable prior to the Closing Date as defined in section 3.1, the Acquired Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

1.5  Immediately after the transfer of Assets provided for in section 1.1, the Acquired Fund will distribute to the Acquired Fund’s shareholders of record with respect to each class of its shares (the “Acquired Fund Shareholders”), determined as of the Valuation Time (as defined in section 2.1), on a pro rata basis within that class, the Acquiring Fund Shares of the same class received by the Acquired Fund pursuant to section 1.1 and will completely liquidate. Such distribution and liquidation will be accomplished with respect to each class of the Acquired Fund by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. The Acquiring Fund shall have no obligation to inquire as to the validity, propriety or correctness of such records, but shall assume that such transaction is valid, proper and correct. The aggregate net asset value of Class A, Class B, Class C and Institutional Class Acquiring Fund Shares to be so credited to the Class A, Class B, Class C and Institutional Class Acquired Fund Shareholders shall, with respect to each class, be equal to the aggregate net asset value of the Acquired Fund shares of the same class owned by such shareholders as of the Valuation Time. All issued and outstanding shares of the Acquired Fund will simultaneously be cancelled on the books of the Acquired Fund, although share certificates representing interests in Class A, Class B, Class C and Institutional Class shares of the Acquired Fund, if any, will represent a number of Acquiring Fund Shares after the Closing Date as determined in accordance with section 2.3. The Acquiring Fund will not issue certificates representing Acquiring Fund Shares.

1.6  Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund. Shares of the Acquiring Fund will be issued in the manner described in the Acquiring Fund’s then-current prospectuses and statement of additional information for Class A, Class B, Class C and Institutional Class shares.

1.7  Any reporting responsibility of the Acquired Fund including, without limitation, the responsibility for filing of regulatory reports, tax returns or other documents with the Securities and Exchange Commission (the “Commission”), any state securities commission and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

1.8  All books and records of the Acquired Fund, including all books and records required to be maintained under the Investment Company Act of 1940, as amended (the “1940 Act”), and the rules and regulations thereunder, shall be available to the Acquiring Fund from and after the Closing Date and shall be turned over to the Acquiring Fund as soon as practicable following the Closing Date.

2.  Valuation

2.1  The value of the Assets and liabilities of the Acquired Fund shall be computed as of the close of regular trading on The New York Stock Exchange, Inc. (the “NYSE”) on the business day immediately preceding the Closing Date, as defined in section 3.1 (the “Valuation Time”) after the declaration and payment of any dividends and/or other distributions on that date, using the valuation procedures set forth in the Acquiring Trust’s Amended and Restated Declaration of Trust and the Acquiring Fund’s then-current prospectuses or statement of additional information for Class A, Class B, Class C and Institutional Class shares, copies of which have been delivered to the Acquired Fund.

2.2  The net asset value of a Class A, Class B, Class C and Institutional Class Acquiring Fund Share shall be the net asset value per share computed with respect to that class as of the Valuation Time using the valuation procedures referred to in section 2.1.

2.3  The number of Class A, Class B, Class C and Institutional Class Acquiring Fund Shares to be issued (including fractional shares, if any) in consideration for the Assets shall be determined with respect to each such class by dividing the value of the Assets net of liabilities with respect to Class A, Class B, Class C and Institutional Class shares of the Acquired Fund, as the case may be, determined in accordance with section 2.1 by the net asset value of an Acquiring Fund Share of the same class determined in accordance with section 2.2.

2.4  All computations of value hereunder shall be made by or under the direction of each Fund’s respective accounting agent, if applicable, in accordance with its regular practice and the requirements of the 1940 Act and shall be subject to confirmation by such Fund’s respective Independent Registered Public Accounting Firm upon the reasonable request of the other Fund.

3.  Closing and Closing Date

3.1  The Closing of the transactions contemplated by this Agreement shall be April 20, 2009, or such later date as the parties may agree in writing (the “Closing Date”). All acts taking place at the Closing shall be deemed to take place simultaneously as of 9:00 a.m., Eastern time, on the Closing Date, unless otherwise agreed to by the parties. The Closing shall be held at the offices of counsel to the Acquiring Fund, or at such other place and time as the parties may agree.

3.2  The Acquired Fund shall deliver to the Acquiring Fund on the Closing Date a schedule of Assets.

3.3  State Street Bank and Trust Company (“SSB”), custodian for the Acquired Fund, shall deliver at the Closing a certificate of an authorized officer stating that (a) the Assets shall have been delivered in proper form to SSB, also the custodian for the Acquiring Fund, prior to or on the Closing Date and (b) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Fund’s portfolio securities represented by a certificate or other written instrument shall be presented by the custodian for the Acquired Fund to the custodian for the Acquiring Fund for examination no later than five business days preceding the Closing Date and transferred and delivered by the Acquired Fund as of the Closing Date by the Acquired Fund for the account of Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Acquired Fund’s portfolio securities and instruments deposited with a securities depository, as defined in Rule 17f-4 under the 1940 Act, shall be delivered as of the Closing Date by book entry in accordance with the customary practices of such depositories and the custodian for the Acquiring Fund. The cash to be transferred by the Acquired Fund shall be delivered by wire transfer of federal funds on the Closing Date.

3.4  DWS Investments Service Company (“DISC”), as transfer agent for the Acquired Fund shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership (to three decimal places) of outstanding Class A, Class B, Class C and Institutional Class Acquired Fund shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Acquired Fund or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund’s account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request to effect the transactions contemplated by this Agreement.

3.5  In the event that immediately prior to the Valuation Time (a) the NYSE or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that, in the judgment of the Board of Trustees/Directors (each a “Board”) of either party to this Agreement, accurate appraisal of the value of the net assets with respect to the Class A, Class B, Class C and Institutional Class shares of the Acquiring Fund or the Acquired Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

3.6  The liabilities of the Acquired Fund shall include all of the Acquired Fund’s liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Closing Date, and whether or not specifically referred to in this Agreement, including but not limited to, any deferred compensation to the Acquired Fund’s directors.

4.  Representations and Warranties

4.1  The Acquired Fund represents and warrants to the Acquiring Fund as follows:

(a)  The Acquired Fund is a Maryland corporation duly organized and validly existing under the laws of the State of Maryland with power under the Acquired Fund’s Articles of Amendment and Restatement to own all of its properties and assets and to carry on its business as it is now being conducted and, subject to approval of shareholders of the Acquired Fund, to carry out the Agreement. The Acquired Fund is duly designated in accordance with the applicable provisions of the Acquired Fund’s Articles of Amendment and Restatement. The Acquired Fund is qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Acquired Fund. The Acquired Fund has all material federal, state and local authorizations necessary to own all of the properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquired Fund;

(b)  The Acquired Fund is registered with the Commission as an open-end management investment company under the 1940 Act, and such registration is in full force and effect and the Acquired Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder;

(c)  No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as have been obtained under the Securities Act of 1933, as amended (the “1933 Act”), the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act and such as may be required by state securities laws;

(d)  The Acquired Fund is not, and the execution, delivery and performance of this Agreement by the Acquired Fund will not result (i) in violation of Maryland law or of the Acquired Fund’s Articles of Amendment and Restatement, or By-Laws, as amended, (ii) in a violation or breach of, or constitute a default under, any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquired Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquired Fund is a party or by which it is bound, or (iii) in the creation or imposition of any lien, charge or encumbrance on any property or assets of the Acquired Fund;

(e)  No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquired Fund or any properties or assets held by it. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings which would materially and adversely affect its business, other than as disclosed in the foregoing schedule, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(f)  The Statements of Assets and Liabilities, Operations, and Changes in Net Assets, the Financial Highlights, and the Investment Portfolio of the Acquired Fund at and for the fiscal year ended March 31, 2008, have been audited by PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm, and are in accordance with GAAP consistently applied, and such statements (a copy of each of which has been furnished to the Acquiring Fund) present fairly, in all material respects, the financial position of the Acquired Fund as of such date in accordance with GAAP and there are no known contingent liabilities of the Acquired Fund required to be reflected on a statement of assets and liabilities (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

(g)  Since March 31, 2008, there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred except as otherwise disclosed to and accepted in writing by the Acquiring Fund. For purposes of this subsection (g), a decline in net asset value per share of the Acquired Fund due to declines in market values of securities in the Acquired Fund’s portfolio, the discharge of Acquired Fund liabilities, or the redemption of Acquired Fund shares by Acquired Fund Shareholders shall not constitute a material adverse change;

(h)  At the date hereof and at the Closing Date, all federal and other tax returns and reports of the Acquired Fund required by law to have been filed by such dates (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and, to the best of the Acquired Fund’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

(i)  For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to compute and has computed its federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income (determined without regard to the deduction of dividends paid) and net capital gain (as such terms are defined in the Code) that has accrued through the Closing Date;

(j)  All issued and outstanding shares of the Acquired Fund (i) have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws, (ii) are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable and not subject to preemptive or dissenter’s rights and (iii) will be held at the time of the Closing by the persons and in the amounts set forth in the records of DISC, as provided in section 3.4. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired Fund shares, nor is there outstanding any security convertible into any of the Acquired Fund shares;

(k)  At the Closing Date, the Acquired Fund will have good and marketable title to the Acquired Fund’s assets to be transferred to the Acquiring Fund pursuant to section 1.1 and full right, power, and authority to sell, assign, transfer and deliver such assets hereunder free of any liens or other encumbrances, except those liens or encumbrances as to which the Acquiring Fund has received notice at or prior to the Closing, and upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act and the 1940 Act, except those restrictions as to which the Acquiring Fund has received notice and necessary documentation at or prior to the Closing;

(l)  The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Board members of the Acquired Fund (including the determinations required by Rule 17a-8(a) under the 1940 Act), and, subject to the approval of the Acquired Fund Shareholders, this Agreement constitutes a valid and binding obligation of the Acquired Fund enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(m)  The information to be furnished by the Acquired Fund for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including the Financial Industry Regulatory Authority (“FINRA”)), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

(n)  The current prospectuses and statement of additional information of the Acquired Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading; and

(o)  The Registration Statement referred to in section 5.7, only insofar as it relates to the Acquired Fund, will, on the effective date of the Registration Statement and on the Closing Date, (i) comply in all material respects with the provisions and regulations of the 1933 Act, the 1934 Act and the 1940 Act, as applicable, and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements are made, not materially misleading; provided, however, that the representations and warranties in this section shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished or should have been furnished by the Acquiring Fund for use therein.

4.2  The Acquiring Trust, on behalf of the Acquiring Fund, represents and warrants to the Acquired Fund as follows:

(a)  The Acquiring Trust is a voluntary association with transferable shares commonly referred to as a Massachusetts business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts with power under the Acquiring Trust’s Amended and Restated Declaration of Trust to own all of its properties and assets and to carry on its business as it is now being conducted and to carry out the Agreement. The Acquiring Fund is a separate series of the Acquiring Trust duly designated in accordance with the applicable provisions of the Acquiring Trust’s Amended and Restated Declaration of Trust. The Acquiring Trust and Acquiring Fund are qualified to do business in all jurisdictions in which they are required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Acquiring Trust or Acquiring Fund. The Acquiring Fund has all material federal, state and local authorizations necessary to own all of the properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquiring Fund;

(b)  The Acquiring Trust is registered with the Commission as an open-end management investment company under the 1940 Act, and such registration is in full force and effect and the Acquiring Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder;

(c)  No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws;

(d)  The Acquiring Trust is not, and the execution, delivery and performance of this Agreement by the Acquiring Trust will not result (i) in violation of Massachusetts law or of the Acquiring Trust’s Amended and Restated Declaration of Trust or By-Laws, (ii) in a violation or breach of, or constitute a default under, any material agreement, indenture, instrument, contract, lease or other undertaking known to counsel to which the Acquiring Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquiring Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Fund is a party or by which it is bound, or (iii) in the creation or imposition of any lien, charge or encumbrance on any property or assets of the Acquiring Fund;

(e)  No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any properties or assets held by it. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings which would materially and adversely affect its business, other than as disclosed in the foregoing schedule, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(f)  The Statements of Assets and Liabilities, Operations, and Changes in Net Assets, the Financial Highlights, and the Investment Portfolio of the Acquiring Fund at and for the fiscal year ended October 31, 2008, have been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, and are in accordance with GAAP consistently applied, and such statements (a copy of each of which has been furnished to the Acquired Fund) present fairly, in all material respects, the financial position of the Acquiring Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquiring Fund required to be reflected on a statement of assets and liabilities (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

(g)  Since October 31, 2008, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred except as otherwise disclosed to and accepted in writing by the Acquired Fund. For purposes of this subsection (g), a decline in net asset value per share of the Acquiring Fund due to declines in market values of securities in the Acquiring Fund’s portfolio, the discharge of Acquiring Fund liabilities, or the redemption of Acquiring Fund shares by Acquiring Fund shareholders shall not constitute a material adverse change;

(h)  At the date hereof and at the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law to have been filed by such dates (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and, to the best of the Acquiring Fund’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

(i)  For each taxable year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to compute and has computed its federal income tax under Section 852 of the Code, and will do so for the taxable year including the Closing Date;

(j)  All issued and outstanding shares of the Acquiring Fund (i) have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws and (ii) are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable, and not subject to preemptive or dissenter’s rights. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund Shares, nor is there outstanding any security convertible into any of the Acquiring Fund Shares;

(k)  The Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement, will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued and outstanding Acquiring Fund Shares, and will be fully paid and non-assessable.

(l)  At the Closing Date, the Acquiring Fund will have good and marketable title to the Acquiring Fund’s assets, free of any liens or other encumbrances, except those liens or encumbrances as to which the Acquired Fund has received notice at or prior to the Closing;

(m)  The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Board members of the Acquiring Trust (including the determinations required by Rule 17a-8(a) under the 1940 Act) and this Agreement will constitute a valid and binding obligation of the Acquiring Trust, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(n)  The information to be furnished by the Acquiring Fund for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including FINRA), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

(o)  The current prospectuses and statement of additional information of the Acquiring Fund with respect to Class A, Class B, Class C and Institutional Class shares conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(p)  The Registration Statement referred to in section 5.7, only insofar as it relates to the Acquiring Fund, will, on the effective date of the Registration Statement and on the Closing Date, (i) comply in all material respects with the provisions and regulations of the 1933 Act, the 1934 Act, and the 1940 Act, as applicable and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading; provided, however, that the representations and warranties in this section shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished or should have been furnished by the Acquired Fund for use therein; and

(q)  The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities laws as may be necessary in order to continue its operations after the Closing Date.

5.  Covenants of the Acquiring Fund and the Acquired Fund

5.1  The Acquiring Fund and the Acquired Fund each covenants to operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include (i) the declaration and payment of customary dividends and other distributions and (ii) such changes as are contemplated by the Funds’ normal operations. No party shall take any action that would, or reasonably would be expected to, result in any of its representations and warranties set forth in this Agreement being or becoming untrue in any material respect. The Acquired Fund and Acquiring Trust covenant and agree to coordinate the respective portfolios of the Acquired Fund and Acquiring Fund from the date of the Agreement up to and including the Closing Date in order that at Closing, when the Assets are added to the Acquiring Fund’s portfolio, the resulting portfolio will meet the Acquiring Fund’s investment objective, policies, strategies and restrictions, as set forth in the Acquiring Fund’s prospectuses for Class A, Class B, Class C and Institutional Class shares, copies of which have been delivered to the Acquired Fund.

5.2  Upon reasonable notice, the Acquiring Trust’s officers and agents shall have reasonable access to the Acquired Fund’s books and records necessary to maintain current knowledge of the Acquired Fund and to ensure that the representations and warranties made by the Acquired Fund are accurate.

5.3  The Acquired Fund covenants to call a meeting of the Acquired Fund Shareholders entitled to vote thereon to consider and act upon this Agreement and to take all other reasonable action necessary to obtain approval of the transactions contemplated herein. Such meeting shall be scheduled for no later than March 27, 2009.

5.4  The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

5.5  The Acquired Fund covenants that it will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund shares.

5.6  Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper, and/or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.7  Each Fund covenants to prepare in compliance with the 1933 Act, the 1934 Act and the 1940 Act the Registration Statement on Form N-14 (the “Registration Statement”) in connection with the meeting of the Acquired Fund Shareholders to consider approval of this Agreement and the transactions contemplated herein. The Acquiring Trust will file the Registration Statement, including a proxy statement, with the Commission. The Acquired Fund will provide the Acquiring Fund with information reasonably necessary for the preparation of a prospectus, which will include a proxy statement, all to be included in the Registration Statement, in compliance in all material respects with the 1933 Act, the 1934 Act and the 1940 Act.

5.8  The Acquired Fund covenants that it will, from time to time, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm the Acquiring Fund’s title to and possession of all the Assets and otherwise to carry out the intent and purpose of this Agreement.

5.9  The Acquiring Fund covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act and 1940 Act, and such of the state securities laws as it deems appropriate in order to continue its operations after the Closing Date and to consummate the transactions contemplated herein; provided, however, that the Acquiring Fund may take such actions it reasonably deems advisable after the Closing Date as circumstances change.

5.10  The Acquiring Fund covenants that it will, from time to time, as and when reasonably requested by the Acquired Fund, execute and deliver or cause to be executed and delivered all such assignments, assumption agreements, releases, and other instruments, and will take or cause to be taken such further action, as the Acquired Fund may reasonably deem necessary or desirable in order to (i) vest and confirm to the Acquired Fund title to and possession of all Acquiring Fund Shares to be transferred to the Acquired Fund pursuant to this Agreement and (ii) assume all of the liabilities of the Acquired Fund.

5.11  As soon as reasonably practicable after the Closing, the Acquired Fund shall make a liquidating distribution to its shareholders consisting of the Acquiring Fund Shares received at the Closing.

5.12  The Acquiring Fund and the Acquired Fund shall each use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

5.13  The intention of the parties is that the transaction will qualify as a reorganization within the meaning of Section 368(a) of the Code. Neither the Acquired Fund, the Acquiring Trust nor the Acquiring Fund shall take any action, or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a) of the Code. At or prior to the Closing Date, the Acquired Fund, the Acquiring Trust and the Acquiring Fund will take such action, or cause such action to be taken, as is reasonably necessary to enable Willkie Farr & Gallagher LLP to render the tax opinion contemplated herein in section 8.5.

5.14  At or immediately prior to the Closing, the Acquired Fund will declare and pay to its shareholders a dividend or other distribution in an amount large enough so that it will have distributed substantially all (and in any event not less than 98%) of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

5.15  The Acquiring Fund agrees to identify in writing prior to the Closing Date any assets of the Acquired Fund that it does not wish to acquire because they are not consistent with the Acquiring Fund’s current implementation of its investment objective, policies, restrictions and strategies, and the Acquired Fund agrees to dispose of such assets prior to the Closing Date. The Acquiring Fund agrees to identify in writing prior to the Closing Date any assets that it would like the Acquired Fund to purchase, consistent with the Acquiring Fund’s current implementation of its investment objective, policies, restrictions and strategies, and the Acquired Fund agrees to purchase such assets pursuant to the Acquiring Fund’s investment objective, policies, restrictions and strategies prior to the Closing Date. Notwithstanding the foregoing, nothing herein will require the Acquired Fund to dispose of or purchase any assets if, in the reasonable judgment of the Acquired

Fund, such disposition would adversely affect the tax-free nature of the Reorganization.

6.  Conditions Precedent to Obligations of the Acquired Fund

The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

6.1  All representations and warranties of the Acquiring Trust, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date; and there shall be (i) no pending or threatened litigation brought by any person (other than the Acquired Fund, its adviser or any of their affiliates) against the Acquiring Fund or its investment adviser(s), Board members or officers arising out of this Agreement and (ii) no facts known to the Acquiring Fund which the Acquiring Fund reasonably believes might result in such litigation.

6.2  The Acquiring Fund shall have delivered to the Acquired Fund on the Closing Date a certificate executed in its name by the Acquiring Trust’s President or a Vice President, in a form reasonably satisfactory to the Acquired Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Trust, on behalf of the Acquiring Fund, made in this Agreement are true and correct on and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquired Fund shall reasonably request.

6.3  The Acquired Fund shall have received on the Closing Date an opinion of Vedder Price P.C., in a form reasonably satisfactory to the Acquired Fund, and dated as of the Closing Date, to the effect that:

(a)  the Acquiring Trust is a validly existing voluntary association with transferable shares of beneficial interest under the laws of the Commonwealth of Massachusetts and is in good standing under the laws of that State;

(b)  the Acquiring Fund has the adequate power and authority to carry on its business as described in the Acquiring Trust’s current registration statement under the 1940 Act;

(c)  the Agreement has been duly authorized, executed and delivered by the Acquiring Trust, on behalf of the Acquiring Fund, and constitutes a valid and legally binding obligation of the Acquiring Trust, on behalf of the Acquiring Fund, enforceable in accordance with its terms;

(d)  the execution and delivery of the Agreement by the Acquiring Trust, on behalf of the Acquiring Fund, did not, and the issuance of Acquiring Fund Shares pursuant to the Agreement will not, violate the Acquiring Trust’s Amended and Restated Declaration of Trust or By-laws;

(e)  based solely upon a review of the litigation docket of such counsel, there are no actions or proceedings against the Acquiring Fund pending before any court, governmental agency or arbitrator that might have a materially adverse effect on the operations of the Acquiring Fund; and

(f)  to the knowledge of such counsel, and without any independent investigation, (i) the Acquiring Trust is registered as an investment company under the 1940 Act and no stop order suspending the effectiveness of its registration statement has been issued under the 1933 Act and no order of suspension or revocation of registration pursuant to Section 8(e) of the 1940 Act has been issued, and (ii) all regulatory consents, authorizations, approvals or filings required to be obtained or made by the Acquiring Fund under the federal laws of the United States or the laws of The Commonwealth of Massachusetts for the issuance of Acquiring Fund Shares, pursuant to the Agreement have been obtained or made.

The delivery of such opinion is conditioned upon receipt by Vedder Price P.C. of customary representations it shall reasonably request of each of the Acquiring Trust and the Acquired Fund and will be subject to such firm’s customary opinion qualifications, assumptions and limitations.

7.  Conditions Precedent to Obligations of the Acquiring Fund

The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following further conditions:

7.1  All representations and warranties of the Acquired Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date; and there shall be (i) no pending or threatened litigation brought by any person (other than the Acquiring Fund, its adviser or any of their affiliates) against the Acquired Fund or its investment adviser, trustees or officers arising out of this Agreement and (ii) no facts known to the Acquired Fund which the Acquired Fund reasonably believes might result in such litigation.

7.2  The Acquired Fund shall have delivered to the Acquiring Fund a statement of the Acquired Fund’s assets and liabilities as of the Closing Date, certified by the Treasurer of the Acquired Fund.

7.3  The Acquired Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by the Acquired Fund’s President or a Vice President, in a form reasonably satisfactory to the Acquiring Trust, on behalf of the Acquiring Fund, and dated as of the Closing Date, to the effect that the representations and warranties of the Acquired Fund made in this Agreement are true and correct on and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Fund shall reasonably request.

7.4  The Acquiring Fund shall have received on the Closing Date an opinion of Vedder Price P.C. in a form reasonably satisfactory to the Acquiring Fund, and dated as of the Closing Date, to the effect that:

(a)  the Acquired Fund is a corporation validly existing and in good standing under the laws of Maryland;

(b)  the Acquired Fund has the adequate power and authority to carry on its business as described in the Acquired Fund’s current registration statement under the 1940 Act;

(c)  the Agreement has been duly authorized, executed and delivered by the Acquired Fund and constitutes a valid and legally binding obligation of the Acquired Fund enforceable in accordance with its terms;

(d)  the execution and delivery of the Agreement by the Acquired Fund, on behalf of the Acquiring Fund, did not, and the exchange of the Acquired Fund’s assets for Acquiring Fund Shares pursuant to the Agreement will not, violate the Acquired Fund’s Articles of Amendment and Restatement or By-laws, as amended;

(e)  based solely upon a review of the litigation docket of such counsel, there are no actions or proceedings against the Acquired Fund pending before any court, governmental agency or arbitrator that might have a materially adverse effect on the operations of the Acquired Fund; and

(f)  to the knowledge of such counsel, and without any independent investigation, (i) the Acquired Fund is registered as an investment company under the 1940 Act and no stop order suspending the effectiveness of its registration statement has been issued under the 1933 Act and no order of suspension or revocation of registration pursuant to Section 8(e) of the 1940 Act has been issued and (ii) all regulatory consents, authorizations, approvals or filings required to be obtained or made by the Acquired Fund under the federal laws of the United States or the laws of State of Maryland with respect to the exchange of the Acquired Fund’s assets for Acquiring Fund Shares pursuant to the Agreement have been obtained or made.

The delivery of such opinion is conditioned upon receipt by Vedder Price P.C. of customary representations it shall reasonably request of each of the Acquiring Trust and the Acquired Fund and will be subject to such firm’s customary opinion qualifications, assumptions and limitations.

7.5  The Acquired Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquired Fund on or before the Closing Date.

8.  Further Conditions Precedent to Obligations of the Acquiring Fund and the Acquired Fund

If any of the conditions set forth below have not been met on or before the Closing Date with respect to the Acquired Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

8.1  This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with the provisions of the Acquired Fund’s Articles of Amendment and Restatement and By-Laws, as amended, applicable Maryland law and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this section 8.1.

8.2   On the Closing Date, no action, suit or other proceeding shall be pending or to its knowledge threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain material damages or other relief in connection with, this Agreement or the transactions contemplated herein.

8.3  All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by the Acquiring Fund or the Acquired Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions.

8.4  The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5  The parties shall have received an opinion of Willkie Farr & Gallagher LLP addressed to each of the Acquiring Fund and the Acquired Fund, in a form reasonably satisfactory to each such party to this Agreement, substantially to the effect that, based upon certain facts, assumptions and representations of the parties, for federal income tax purposes: (i) the acquisition by Acquiring Fund of all of the assets of Acquired Fund solely in exchange for Acquiring Fund Shares and the assumption by Acquiring Fund of all of the liabilities of Acquired Fund, followed by the distribution by Acquired Fund to its shareholders of Acquiring Fund Shares in complete liquidation of Acquired Fund, all pursuant to the Agreement, constitutes a reorganization within the meaning of Section 368(a) of the Code, and Acquiring Fund and Acquired Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code; (ii) under Sections 361 and 357(a) of the Code, Acquired Fund will not recognize gain or loss upon the transfer of its assets to Acquiring Fund in exchange for Acquiring Fund Shares and the assumption of the Acquired Fund liabilities by Acquiring Fund, and Acquired Fund will not recognize gain or loss upon the distribution to its shareholders of the Acquiring Fund Shares in liquidation of Acquired Fund; (iii) under Section 354 of the Code, shareholders of Acquired Fund will not recognize gain or loss on the receipt of Acquiring Fund Shares solely in exchange for Acquired Fund shares; (iv) under Section 358 of the Code, the aggregate basis of the Acquiring Fund Shares received by each shareholder of Acquired Fund will be the same as the aggregate basis of Acquired Fund shares exchanged therefor; (v) under Section 1223(1) of the Code, the holding period of the Acquiring Fund Shares received by each Acquired Fund shareholder will include the holding period of Acquired Fund shares exchanged therefor, provided that the Acquired Fund shareholder held the Acquired Fund shares at the time of the reorganization as a capital asset; (vi) under Section 1032 of the Code, Acquiring Fund will not recognize gain or loss upon the receipt of assets of Acquired Fund in exchange for Acquiring Fund Shares and the assumption by Acquiring Fund of all of the liabilities of Acquired Fund; (vii) under Section 362(b) of the Code, the basis of the assets of Acquired Fund transferred to Acquiring Fund in the reorganization will be the same in the hands of Acquiring Fund as the basis of such assets in the hands of Acquired Fund immediately prior to the transfer; and (viii) under Section 1223(2) of the Code, the holding periods of the assets of Acquired Fund transferred to Acquiring Fund in the reorganization in the hands of

Acquiring Fund will include the periods during which such assets were held by Acquired Fund. The delivery of such opinion is conditioned upon receipt by Willkie Farr & Gallagher LLP of representations it shall reasonably request of each of the Acquiring Trust and Acquired Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the condition set forth in this Section 8.5.

9.  Indemnification

9.1  The Acquiring Fund agrees to indemnify and hold harmless the Acquired Fund and each of the Acquired Fund’s directors and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally, the Acquired Fund or any of its directors or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

9.2  The Acquired Fund agrees to indemnify and hold harmless the Acquiring Fund and each of the Acquiring Trust’s trustees and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally, the Acquiring Trust or any of its trustees or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquired Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

10.  Fees and Expenses

10.1  The Acquiring Trust, on behalf of the Acquiring Fund, and the Acquired Fund represents and warrants to the other that it has no obligations to pay any brokers or finders fees in connection with the transactions provided for herein.

10.2  The Acquired Fund will bear all the expenses associated with the Reorganization, including, but not limited to, any transaction costs payable in connection with the sale and purchase of assets as directed by the Acquiring Fund pursuant to Section 5.15 prior to the date of the Reorganization (“Pre-Reorganization Transaction Costs”), except that the Acquiring Fund will pay any transaction costs associated with the reconfiguration of any assets acquired from the Acquired Fund that were not reconfigured prior to the Reorganization pursuant to Section 5.15 because, in the reasonable judgment of the Acquired Fund, such reconfiguration would have adversely affected the tax-free nature of the Reorganization (“Post-Reorganization Transaction Costs”). DIMA agrees to bear expenses associated with the Reorganization, including Pre-Reorganization Transaction Costs and Post-Reorganization Transaction Costs, to the extent such expenses exceed the estimated total one-year benefit of the Reorganization to the Acquired Fund, as calculated immediately prior to the Closing.

11.  Entire Agreement

The Acquiring Fund and the Acquired Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

12.  Termination

This Agreement may be terminated and the transactions contemplated hereby may be abandoned (i) by mutual agreement of the parties, or (ii) by either party if the Closing shall not have occurred on or before June 20, 2009, unless such date is extended by mutual agreement of the parties, or (iii) by either party if the other party shall have materially breached its obligations under this Agreement or made a material and intentional misrepresentation herein or in connection herewith. In the event of any such termination, this Agreement shall become void and there shall be no liability hereunder on the part of any party or their respective Board members or officers, except for any such material breach or intentional misrepresentation, as to each of which all remedies at law or in equity of the party adversely affected shall survive.

13.  Amendments

This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by any authorized officer of the Acquired Fund and any authorized officer of the Acquiring Fund; provided, however, that following the meeting of the Acquired Fund Shareholders called by the Acquired Fund pursuant to section 5.3 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares to be issued to the Acquired Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

14.  Notices

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be deemed duly given if delivered by hand (including by Federal Express or similar express courier) or transmitted by facsimile or three days after being mailed by prepaid registered or certified mail, return receipt requested, addressed to the Acquired Fund or the Acquiring Fund, 345 Park Avenue, New York, New York 10154, with a copy to Vedder Price P.C., 222 North LaSalle Street, Chicago, Illinois 60601, Attention: David A. Sturms, Esq., or to any other address that the Acquired Fund or the Acquiring Fund shall have last designated by notice to the other party.

15.  Headings; Counterparts; Assignment; Limitation of Liability

15.1  The Article and section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

15.2   This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

15.3  This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and the shareholders of the Acquiring Fund and the Acquired Fund and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

15.4  It is expressly agreed that the obligations of the Acquired Fund and Acquiring Trust hereunder shall not be binding upon any of the trustees/directors, shareholders, nominees, officers, agents, or employees of the Acquired Fund, Acquiring Trust or the Acquiring Fund personally, but bind only the respective property of the Funds, as provided in the Acquired Fund’s and the Acquiring Trust’s charter documents. Moreover, no series of the Acquiring Trust other than the Acquiring Fund shall be responsible for the obligations of the Acquiring Trust hereunder, and all persons shall look only to the assets of the Acquiring Fund to satisfy the obligations of the Acquiring Trust hereunder. The execution and the delivery of this Agreement have been authorized by each of the Acquired Fund’s and Acquiring Trust’s trustees/directors and this Agreement has been signed by authorized officers of each Fund acting as such, and neither such authorization by such trustees/directors, nor such execution and delivery by such officers, shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the respective property of the Funds, as provided in the Acquired Fund’s and the Acquiring Trust’s respective charter documents.

Notwithstanding anything to the contrary contained in this Agreement, the obligations, agreements, representations and warranties with respect to each Fund shall constitute the obligations, agreements, representations and warranties of that Fund only (the “Obligated Fund”), and in no event shall any other series of the Acquiring Trust or the assets of any such series be held liable with respect to the breach or other default by the Obligated Fund of its obligations, agreements, representations and warranties as set forth herein.

15.5  This Agreement shall be governed by, and construed and enforced in accordance with, the laws of The Commonwealth of Massachusetts, without regard to its principles of conflicts of laws.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by an authorized officer and its seal to be affixed thereto and attested by its Secretary or Assistant Secretary.

Attest:	DWS BALANCED FUND, on behalf of DWS Balanced Fund

By:
Secretary	Its:

Attest:	DWS VALUE BUILDER FUND, INC.

By:
Secretary	Its:

AGREED TO AND ACKNOWLEDGED ONLY WITH RESPECT TO SECTION 10.2 HERETO

DEUTSCHE INVESTMENT MANAGEMENT AMERICAS INC.

By:
Its:

DEUTSCHE INVESTMENT MANAGEMENT AMERICAS INC.

By:
Its:

EXHIBIT B

FINANCIAL HIGHLIGHTS

DWS Balanced Fund- Class A

	Years Ended October 31
	2008	2007		2006		2005		2004
Selected Per Share Data
Net asset value, beginning of period	$10.25	$9.70		$8.99		$8.68		$8.44
Income (loss) from investment operations:
Net investment income[a]	.23	.26		.23	[d]	.21		.13
Net realized and unrealized gain (loss)	(3.05)	.61		.69		.31		.26
Total from investment operations	(2.82)	.87		.92		.52		.39
Less distributions from:
Net investment income	(.23)	(.32)		(.21)		(.21)		(.15)
Net realized gains	(.05)	—		—		—		—
Tax return of capital	(.04)	—		—		—		—
Total distributions	(.32)	(.32)		(.21)		(.21)		(.15)
Redemption fees	.00 *	00	*	00	*	00	*	—
Net asset value, end of period	$7.11	$10.25		$9.70		$8.99		$8.68
Total Return (%)[b]	(28.25)[c]	9.08	[c]	10.40	[c,d]	5.97	[c]	4.59

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	815	1,299		1,367		1,4559		1,620
Ratio of expenses before expense reductions (%)	.99	.92		.97		.98		1.03
Ratio of expenses after expense reductions (%)	.96	.92		.92		.96		1.03
Ratio of net investment income (%)	2.51	2.59		2.56	[d]	2.40		1.55
Portfolio turnover rate (%)	276	188		98		158		81

[a]	Based on average shares outstanding during the period.
[b]	Total return does not reflect the effect of any sales charges.
[c]	Total return would have been lower had certain expenses not been reduced.
[d]

Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.007 per share and an increase in the ratio of net investment income of 0.07%. Excluding this non-recurring income, total return would have been 0.07% lower.

*	Amount is less than $.005

DWS Balanced Fund- Class B

	Years Ended October 31
	2008	2007		2006		2005	2004
Selected Per Share Data
Net asset value, beginning of period	$10.30	$9.75		$9.01		$8.69	$8.44
Income (loss) from investment operations:
Net investment income[a]	.22	.24		.21	[d]	.16	.06
Net realized and unrealized gain (loss)	(3.07)	.60		.70		.30	.25
Total from investment operations	(2.85)	.84		.91		.46	.31
Less distributions from:
Net investment income	(.21)	(.29)		(.17)		(.14)	(.06)
Net realized gains	(.05)	—		—		—	—
Tax return of capital	(.04)	—		—		—	—
Total distributions	(.30)	(.29)		(.17)		(.14)	(.06)
Redemption fees	.00 *	00	*	00	*	00 *	—
Net asset value, end of period	$7.15	$10.30		$9.75		$9.01	$8.69
Total Return (%)[b]	(28.34)[c]	8.79	[c]	10.18	[d]	5.30	3.71

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	22	52		77		114	178
Ratio of expenses before expense reductions (%)	1.90	1.89		1.99		1.94	1.94
Ratio of expenses after expense reductions (%)	1.13	1.13		1.16		1.54	1.93
Ratio of net investment income (%)	2.34	2.37		2.32	[d]	1.82	.65
Portfolio turnover rate (%)	276	188		98		158	81

[a]	Based on average shares outstanding during the period.
[b]	Total return does not reflect the effect of any sales charges.
[c]	Total return would have been lower had certain expenses not been reduced.
[d]

Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.007 per share and an increase in the ratio of net investment income of 0.07%. Excluding this non-recurring income, total return would have been 0.07% lower.

*	Amount is less than $.005

DWS Balanced Fund- Class C

	Years Ended October 31
	2008	2007	2006		2005		2004
Selected Per Share Data
Net asset value, beginning of period	$10.22	$9.68	$8.97		$8.66		$8.42
Income (loss) from investment operations:
Net investment income[a]	.15	.18	.16	[d]	.14		.06
Net realized and unrealized gain (loss)	(3.03)	.59	.69		.30		.25
Total from investment operations	(2.88)	.77	.85		.44		.31
Less distributions from:
Net investment income	(.15)	(.23)	(.14)		(.13)		(.07)
Net realized gains	(.05)	—	—		—		—
Tax return of capital	(.04)	—	—		—		—
Total distributions	(.24)	(.23)	(.14)		(.13)		(.07)
Redemption fees	.00 *	00 *	00	*	00	*	—
Net asset value, end of period	$7.10	$10.22	$9.68		$8.97		$8.66
Total Return (%)[b]	(28.85)[c]	8.05	9.52	[d]	5.09	[c]	3.65

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	18	31	33		38		50
Ratio of expenses before expense reductions (%)	1.82	1.75	1.77		1.86		1.90
Ratio of expenses after expense reductions (%)	1.82	1.75	1.76		1.78		1.89
Ratio of net investment income (%)	1.65	1.75	1.72	[d]	1.58		.69
Portfolio turnover rate (%)	276	188	98		158		81

[a]	Based on average shares outstanding during the period.
[b]	Total return does not reflect the effect of any sales charges.
[c]	Total return would have been lower had certain expenses not been reduced.
[d]

Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.007 per share and an increase in the ratio of net investment income of 0.07%. Excluding this non-recurring income, total return would have been 0.07% lower.

*	Amount is less than $.005

DWS Balanced Fund- Institutional Class

	Years Ended October 31
	2008	2007	2006		2005	2004
Selected Per Share Data
Net asset value, beginning of period	$10.26	$9.72	$9.01		$8.70	$8.45
Income (loss) from investment operations:
Net investment income[a]	.26	.29	.26	[d]	.24	.16
Net realized and unrealized gain (loss)	(3.06)	.60	.69		.31	.26
Total from investment operations	(2.80)	.89	.95		.55	.42
Less distributions from:
Net investment income	(.25)	(.35)	(.24)		(.24)	(.17)
Net realized gains	(.05)	—	—		—	—
Tax return of capital	(.04)	—	—		—	—
Total distributions	(.34)	(.35)	(.24)		(.24)	(.17)
Redemption fees	.00 *	00 *	00	*	00 *	—
Net asset value, end of period	$7.12	$10.26	$9.72		$9.01	$8.70
Total Return (%)[b]	(27.99)	9.32	10.76	[d]	6.32	5.01

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.27	.42	.42		.39	.35
Ratio of expenses before expense reductions (%)	.75	.68	.74		.69	.73
Ratio of expenses after expense reductions (%)	.71	.61	.60		.62	.69
Ratio of net investment income (%)	2.76	2.89	2.88	[c]	2.74	1.89
Portfolio turnover rate (%)	276	188	98		158	81

[a]	Based on average shares outstanding during the period.
[b]	Total return would have been lower had certain expenses not been reduced.
[d]

Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.007 per share and an increase in the ratio of net investment income of 0.07%. Excluding this non-recurring income, total return would have been 0.07% lower.

*	Amount is less than $.005

VB-010209

VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-866-241-6192 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE IN PERSON Attend Shareholder Meeting 345 Park Avenue, 27th Floor New York, NY 10154 on March 27, 2009

Please detach at perforation before mailing.

280 Oser Avenue	DWS VALUE BUILDER FUND, INC. PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS 345 Park Avenue, 27th Floor, New York, New York 10154 3:30 p.m., Eastern time, on March 27, 2009	PROXY CARD
Hauppauge, NY 11788-3610

The undersigned hereby appoint(s) John Millette and Patricia DeFilippis, and both of them, with full power of substitution, as proxy or proxies of the undersigned to vote all shares of the Fund that the undersigned is entitled in any capacity to vote at the above-stated Special Meeting of Shareholders, and at any and all adjournments or postponements thereof (the “Special Meeting”), on the matter set forth in the Notice of a Special Meeting of Shareholders and on this Proxy Card, and, in their discretion, upon all matters incident to the conduct of the Special Meeting and upon such other matters as may properly be brought before the Special Meeting. This proxy revokes all prior proxies given by the undersigned.

All properly executed proxies will be voted as directed. If no instructions are indicated on a properly executed proxy, the proxy will be voted FOR approval of the Proposal. All ABSTAIN votes will be counted in determining the existence of a quorum at the Special Meeting. Receipt of the Notice of a Special Meeting of Shareholders and the related Prospectus/Proxy Statement is hereby acknowledged.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-866-241-6192

Note: Joint owners should EACH sign. Please sign EXACTLY as your name(s) appears on this proxy card. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please give your FULL title as such.

Signature(s) (Title(s), if applicable)

Date	EVB_19564_012909

Important Notice Regarding the Availability of Proxy Materials for the DWS Value Builder Fund, Inc.

Shareholder Meeting to Be Held on March 27, 2009.

The Proxy Statement for this meeting is available at: https://www.proxy-direct.com/dws19564

Please detach at perforation before mailing.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS WITH RESPECT TO YOUR FUND. THE FOLLOWING MATTER IS PROPOSED BY YOUR FUND. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL.

TO VOTE, MARK A BLOCK BELOW IN BLUE OR BLACK INK. Example:    ¢

VOTE ON PROPOSAL:

FOR	AGAINST	ABSTAIN

1.      Approving an Agreement and Plan of Reorganization and the transactions it contemplates, including the transfer of all the assets of DWS Value Builder Fund, Inc. (“Value Builder Fund”) to DWS Balanced Fund (“Balanced Fund”), in exchange for shares of Balanced Fund and the assumption by Balanced Fund of all liabilities of Value Builder Fund, and the distribution of such shares, on a tax-free basis for federal income tax purposes, to the shareholders of Value Builder Fund in complete liquidation and termination of Value Builder Fund.

☐	☐	☐

UNLESS VOTING BY TELEPHONE OR INTERNET, PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

NO POSTAGE REQUIRED.

EVB_19564_012909

STATEMENT OF ADDITIONAL INFORMATION

DWS BALANCED FUND

345 Park Avenue

New York, NY 10154

This statement of additional information is not a prospectus, but should be read in conjunction with the Prospectus/Proxy Statement dated February 5, 2009 for the Special Meeting of Shareholders of DWS Value Builder Fund, Inc., to be held on March 27, 2009, into which this statement of additional information is hereby incorporated by reference. Copies of the Prospectus/Proxy Statement may be obtained at no charge by contacting DWS Investments Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606, (800) 621-1048, or from the firm from which this statement of additional information was obtained and are available along with other materials on the Securities and Exchange Commission’s Internet website (http://www.sec.gov). Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Prospectus/Proxy Statement.

Further information about DWS Balanced Fund is contained in the statement of additional information (“SAI”) dated March 1, 2008 as supplemented from time to time, for Class A, Class B, Class C and Institutional Class shares, which is attached to this statement of additional information as Appendix A. The audited financial statements and related independent accountant’s report for DWS Balanced Fund contained in the Annual Report for the fiscal year ended October 31, 2008 is incorporated herein by reference insofar as it relates to the Fund’s participation in the merger. No other parts of the Annual Report are incorporated by reference herein.

Further information about DWS Value Builder Fund, Inc. is contained in the statement of additional information dated August 1, 2008, as supplemented from time to time, for Class A, Class B, Class C and Institutional Class shares.

The date of this statement of additional information is February 5, 2009.

                                                                      Appendix A

Supplement to the currently effective Statements of Additional Information of each of the Funds listed below:

DWS Balanced Fund
DWS High Income Plus Fund

The following replaces similar disclosure in the "Investment Policies and
Techniques" section of each Fund's Statement of Additional Information:

Securities as a Result of Exchanges or Workouts. Consistent with the Fund's investment objectives, policies and restrictions, the Fund may hold various instruments received in an exchange or workout of a distressed security (i.e., a low-rated debt security that is in default or at risk of becoming in default).
Such instruments may include, but are not limited to, equity securities, warrants, rights, participation interests in sales of assets and contingent-interest obligations.

The following replaces similar disclosure in the "Investment Restrictions"
section of the Statement of Additional Information for DWS High Income Plus Fund
only:

As a matter of non-fundamental policy, the Fund may not:

(1) Participate on a joint-and-several basis in any securities trading account.
The "bunching" of orders for the sale or purchase of marketable Fund securities with other accounts under the management of Deutsche Investment Management
Americas Inc. ("DIMA" or the "Advisor") to save commissions or to average prices among them is not deemed to result in a securities trading account.

(2) Purchase securities of other US-registered investment companies, except as permitted by the 1940 Act and the rules, regulations and any applicable exemptive order issued thereunder.

(3) Purchase any security, including any repurchase agreement maturing in more than seven days, which is illiquid, if more than 15% of the net assets of the
Fund, taken at market value, would be invested in such securities.

(4) Acquire securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the
1940 Act, as amended.

               Please Retain This Supplement for Future Reference

January 15, 2009

   SUPPLEMENT TO THE CURRENTLY EFFECTIVE STATEMENTS OF ADDITIONAL INFORMATION
                          OF EACH OF THE LISTED FUNDS:

                              ---------------------

Cash Account Trust                           DWS Europe Equity Fund                      DWS Mid Cap Growth Fund
    Government and Agency Securities         DWS Floating Rate Plus Fund                 DWS Money Market Prime Series
    Portfolio                                DWS Global Bond Fund                        DWS Money Market Series
    Money Market Portfolio                   DWS Global Opportunities Fund               DWS New York Tax-Free Income Fund
    Tax-Exempt Portfolio                     DWS Global Thematic Fund                    DWS RREEF Global Infrastructure Fund
Cash Management Fund Institutional           DWS GNMA Fund                               DWS RREEF Global Real Estate Securities
Cash Reserve Fund, Inc.                      DWS Gold & Precious Metals Fund                 Fund
    Prime Series                             DWS Growth & Income Fund                    DWS RREEF Real Estate Securities Fund
Cash Reserves Fund Institutional             DWS Health Care Fund                        DWS S&P 500 Index Fund
DWS Alternative Asset Allocation Plus Fund   DWS High Income Fund                        DWS Select Alternative Allocation Fund
DWS Balanced Fund                            DWS High Income Plus Fund                   DWS Short Duration Fund
DWS Blue Chip Fund                           DWS Inflation Protected Plus Fund           DWS Short Duration Plus Fund
DWS California Tax-Free Income Fund          DWS Intermediate Tax/AMT Free Fund          DWS Short-Term Municipal Bond Fund
DWS Capital Growth Fund                      DWS International Fund                      DWS Small Cap Core Fund
DWS Climate Change Fund                      DWS International Select Equity Fund        DWS Small Cap Growth Fund
DWS Commodity Securities Fund                DWS International Value Opportunities Fund  DWS Strategic Government Securities Fund
DWS Communications Fund                      DWS Japan Equity Fund                       DWS Strategic High Yield Tax-Free Fund
DWS Core Fixed Income Fund                   DWS Large Cap Value Fund                    DWS Strategic Income Fund
DWS Core Plus Allocation Fund                DWS Large Company Growth Fund               DWS Target 2010 Fund
DWS Core Plus Income Fund                    DWS Latin America Equity Fund               DWS Target 2011 Fund
DWS Disciplined Long/Short Growth Fund       DWS LifeCompass 2015 Fund                   DWS Target 2012 Fund
DWS Disciplined Long/Short Value Fund        DWS LifeCompass 2020 Fund                   DWS Target 2013 Fund
DWS Disciplined Market Neutral Fund          DWS LifeCompass 2030 Fund                   DWS Target 2014 Fund
DWS Dreman Concentrated Value Fund           DWS LifeCompass 2040 Fund                   DWS Technology Fund
DWS Dreman High Return Equity Fund           DWS LifeCompass Protect Fund                DWS U.S. Bond Index Fund
DWS Dreman Mid Cap Value Fund                DWS LifeCompass Retirement Fund             DWS Value Builder Fund
DWS Dreman Small Cap Value Fund              DWS Lifecycle Long Range Fund               Investors Cash Trust
DWS EAFE(R) Equity Index Fund                DWS Managed Municipal Bond Fund                 Treasury Portfolio
DWS Emerging Markets Equity Fund             DWS Massachusetts Tax-Free Fund             NY Tax Free Money Fund
DWS Emerging Markets Fixed Income Fund       DWS Micro Cap Fund                          Tax Free Money Fund Investment
DWS Equity 500 Index Fund                                                                Tax-Exempt California Money Market Fund
DWS Equity Income Fund

------------------------------------------------------------------------------------------------------------------------------------

The following information replaces similar disclosure under "Revenue Sharing" in the  "Purchase  and  Redemption  of Shares"  section of each  Fund's/Portfolio's
Statements of Additional Information:

Revenue Sharing

In light of recent  regulatory  developments,  the Advisor,  the Distributor and their affiliates have undertaken to furnish certain additional information below regarding  the  level  of  payments  made  by them to  selected  affiliated  and unaffiliated  brokers,  dealers,  participating  insurance  companies  or  other financial  intermediaries  ("financial  advisors") in  connection  with the sale and/or  distribution  of  Fund  shares  or the  retention  and/or  servicing  of investors and Fund shares ("revenue sharing").

The  Advisor,  the  Distributor  and/or  their  affiliates  may  pay  additional compensation,  out of their own assets and not as an  additional  charge to each
Fund, to financial  advisors in connection with the sale and/or  distribution of
Fund shares or the retention and/or servicing of Fund investors and Fund shares.
Such revenue  sharing  payments are in addition to any  distribution  or service fees  payable  under any Rule  12b-1 or  service  plan of any fund,  any  record keeping/sub-transfer  agency/networking  fees  payable  by each Fund  (generally through the  Distributor  or an  affiliate)  and/or the  Distributor  to certain
financial   advisors  for  performing  such  services  and  any  sales  charges,
commissions,   non-cash  compensation  arrangements  expressly  permitted  under applicable  rules of FINRA or other  concessions  described  in the fee table or elsewhere in the  Prospectuses or the SAI as payable to all financial  advisors.
For example, the Advisor, the Distributor and/or their affiliates may compensate financial  advisors for  providing  each Fund with "shelf  space" or access to a third  party  platform  or fund  offering  list,  or  other  marketing  programs
including,   without  limitation,   inclusion  of  each  Fund  on

preferred or recommended sales lists,  mutual fund  "supermarket"  platforms and other formal sales programs;  granting the  Distributor  access to the financial advisor's  sales  force;  granting  the  Distributor  access  to  the  financial advisor's  conferences  and  meetings;  assistance in training and educating the financial advisor's personnel;  and, obtaining other forms of marketing support.
The level of revenue sharing payments made to financial  advisors may be a fixed fee or based upon one or more of the  following  factors:  gross sales,  current assets  and/or  number of accounts of each Fund  attributable  to the  financial advisor,  the particular fund or fund type or other measures as agreed to by the
Advisor,  the Distributor  and/or their affiliates and the financial advisors or any  combination  thereof.  The amount of these  payments is  determined  at the discretion of the Advisor,  the Distributor and/or their affiliates from time to time, may be substantial,  and may be different for different financial advisors based on, for  example,  the nature of the  services  provided by the  financial advisor.

The Advisor,  the  Distributor  and/or their  affiliates  currently make revenue sharing  payments  from  their own  assets in  connection  with the sale  and/or distribution of DWS Fund shares, or the retention and/or servicing of investors, to financial  advisors in amounts that  generally  range from .01% up to .50% of assets of the Fund serviced and  maintained by the  financial  advisor,  .05% to
..25% of sales of the Fund attributable to the financial  advisor,  a flat fee of
$13,350 up to $500,000,  or any  combination  thereof.  These amounts are annual figures  typically  paid on a  quarterly  basis and are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates.  Receipt of, or the prospect of receiving,  this additional compensation,  may influence your financial advisor's recommendation of this Fund or of any particular share class of the Fund. You should review your financial advisor's compensation  disclosure and/or talk to your  financial  advisor to obtain more  information  on how this compensation may have influenced your financial advisor's recommendation of this
Fund.

The Advisor,  the Distributor and/or their affiliates may also make such revenue sharing  payments  to  financial  advisors  under the terms  discussed  above in connection  with  the  distribution  of both  DWS  funds  and  non-DWS  funds by financial  advisors to retirement plans that obtain record keeping services from
ADP, Inc. on the DWS Scudder branded  retirement plan platform (the  "Platform")
with the level of revenue  sharing  payments  being based upon sales of both the
DWS funds and the  non-DWS  funds by the  financial  advisor on the  Platform or current  assets  of both  the DWS  funds  and the  non-DWS  funds  serviced  and maintained by the financial advisor on the Platform.

As of the date  hereof,  each  Fund  has been  advised  that  the  Advisor,  the
Distributor  and their  affiliates  expect that the following firms will receive revenue sharing payments at different points during the coming year as described above:

Channel: Broker-Dealers and Financial Advisors
AIG Advisors Group
Ameriprise
Cadaret, Grant & Co. Inc.
Capital Analyst, Incorporated
Citigroup Global Markets, Inc. (dba Smith Barney)
Commonwealth Equity Services, LLP (dba Commonwealth Financial Network)
Deutsche Bank Group
Ensemble Financial Services
First Allied Securities
First Clearing/Wachovia Securities
HD Vest Investment Securities, Inc.
ING Advisors Network
John Hancock Distributors LLC
LPL Financial
M.L. Stern & Co.
Meridien Financial Group
Merrill Lynch, Pierce, Fenner & Smith Inc.
Morgan Stanley
Oppenheimer & Co., Inc.
PlanMember Services
Raymond James & Associates
Raymond James Financial Services
RBC Dain Rauscher, Inc
Securities America, Inc.
UBS Financial Services
Wells Fargo Investments, LLC

                                       2

Channel: Cash Product Platform
Allegheny Investments LTD
Bank of New York (Hare & Co.)
Brown Brothers Harriman
Brown Investment Advisory & Trust Company
Cadaret Grant & Co.
Chicago Mercantile Exchange
D.A. Davidson & Company
Deutsche Bank Group
Emmett A. Larkin Company
Fiduciary Trust Co. - International
First Southwest Company
J.P. Morgan Clearing Corp.
Legent Clearing LLC
Lincoln Investment Planning
LPL Financial
Mellon Financial Markets LLC
Mesirow Financial, Inc.
Penson Financial Services
Pershing Choice Platform
ProFunds Distributors, Inc.
Ridge Clearing & Outsourcing Solutions
Robert W. Baird & Co.
Romano Brothers and Company
SAMCO Capital Markets
Smith Moore & Company
Sungard Institutional Brokerage Inc.
Treasury Curve LLC
US Bancorp
UBS Financial Services
William Blair & Company

Channel: Third Party Insurance Platforms
Allstate Life Insurance Company of New York
Ameritas Life Insurance Group
Annuity Investors Life Insurance Company
Columbus Life Insurance Company
Commonwealth Annuity and Life Insurance Company
Companion Life Insurance Company
Connecticut General Life Insurance Company
Farmers New World Life Insurance Company
Fidelity Security Life Insurance Company
First Allmerica Financial Life Insurance Company
First Great West Life and Annuity Company
Genworth Life Insurance Company of New York
Genworth Life and Annuity Insurance Company
Great West Life and Annuity Insurance Company
Hartford Life Insurance Company
Integrity Life Insurance Company
John Hancock Life Insurance companies
Kemper Investors Life Insurance Company
Lincoln Benefit Life Insurance Company
Lincoln Life & Annuity Company of New York
Lincoln National Life Insurance Company
Massachusetts Mutual Life Insurance Group
MetLife Group

                                       3

Minnesota Life Insurance Company
National Life Insurance Company
National Integrity Life Insurance Company
Nationwide Group
New York Life Insurance and Annuity Corporation
Phoenix Life Insurance Company
Protective Life Insurance
Provident Mutual Life Insurance
Prudential Insurance Company of America
Sun Life Group
Symetra Life Insurance Company
Transamerica Life Insurance Company
Union Central Life Insurance Company
United of Omaha Life Insurance Company
United Investors Life Insurance Company
Western Southern Life Assurance Company

Any additions,  modifications or deletions to the financial advisors  identified above that have occurred since the date hereof are not reflected.

The Advisor,  the  Distributor  or their  affiliates  may enter into  additional revenue sharing arrangements or change or discontinue existing arrangements with financial advisors at any time without notice.

The  prospect  of  receiving,  or the  receipt  of  additional  compensation  or promotional  incentives  described above by financial  advisors may provide such financial advisors and/or their salespersons with an incentive to favor sales of shares of the DWS funds or a particular  DWS fund over sales of shares of mutual funds (or  non-mutual  fund  investments)  with  respect to which the  financial advisor does not receive additional compensation or promotional  incentives,  or receives  lower levels of additional  compensation  or  promotional  incentives.
Similarly,  financial advisors may receive different  compensation or incentives that may influence  their  recommendation  of any particular  share class of the
Fund or of other funds. These payment arrangements, however, will not change the price that an investor pays for Fund shares or the amount that the Fund receives to invest on behalf of an investor and will not increase Fund expenses.  You may wish to take  such  payment  arrangements  into  account  when  considering  and evaluating  any  recommendations  relating to Fund shares and you should discuss this matter with your  financial  advisor  and review your  financial  advisor's disclosures.

It is likely that  broker-dealers  that execute  portfolio  transactions for the
Fund  will  include  firms  that  also  sell  shares  of the DWS  funds to their customers.  However, the Advisor will not consider sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio  transactions for the DWS funds. Accordingly,  the Advisor has implemented policies and procedures reasonably  designed to prevent its traders from  considering  sales of DWS fund shares as a factor in the  selection  of  broker-dealers  to  execute  portfolio transactions  for the Fund. In addition,  the Advisor,  the  Distributor  and/or their  affiliates  will not use fund  brokerage to pay for their  obligation  to provide additional compensation to financial advisors as described above.

               Please Retain This Supplement for Future Reference

December 31, 2008

                                       4

Supplement to the currently effective Statements of Additional Information for the listed Funds:

----------------------------------------------------------------------------------------------------

DWS Alternative Asset Allocation Plus Fund              DWS Gold & Precious Metals Fund
DWS Balanced Fund                                       DWS Growth & Income Fund
DWS Blue Chip Fund                                      DWS High Income Fund
DWS California Tax-Free Income Fund                     DWS International Fund
DWS Capital Growth Fund                                 DWS International Value Opportunities Fund
DWS Communications Fund                                 DWS Large Cap Value Fund
DWS Core Plus Income Fund                               DWS Large Company Growth Fund
DWS Disciplined Long/Short Growth Fund                  DWS Latin America Equity Fund
DWS Disciplined Long/Short Value Fund                   DWS LifeCompass 2015 Fund
DWS Disciplined Market Neutral Fund                     DWS LifeCompass 2020 Fund
DWS Dreman Concentrated Value Fund                      DWS LifeCompass 2030 Fund
DWS Dreman High Return Equity Fund                      DWS LifeCompass 2040 Fund
DWS Dreman Mid Cap Value Fund                           DWS LifeCompass Retirement Fund
DWS Dreman Small Cap Value Fund                         DWS Massachusetts Tax-Free Fund
DWS Emerging Markets Equity Fund                        DWS New York Tax-Free Income Fund
DWS Emerging Markets Fixed Income Fund                  DWS RREEF Global Infrastructure Fund
DWS Enhanced S&P 500 Index Fund                         DWS RREEF Global Real Estate Securities Fund
DWS Equity Income Fund                                  DWS Short-Term Municipal Bond Fund
DWS Europe Equity Fund                                  DWS Small Cap Core Fund
DWS Floating Rate Plus Fund                             DWS Strategic Government Securities Fund
DWS Global Bond Fund                                    DWS Strategic Income Fund
DWS Global Opportunities Fund                           DWS Technology Fund
DWS Global Thematic Fund                                DWS Value Builder Fund

----------------------------------------------------------------------------------------------------

The following replaces similar language in the "Investment Policies and
Techniques -- General Characteristics of Options" section of the Funds'
Statements of Additional Information:

General Characteristics of Options. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of a Fund's assets in special accounts, as described in the section entitled "Asset Segregation."

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, each Fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving each Fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. Each Fund's purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect each
Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. Each Fund is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is
"in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

Each Fund's ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that may not be reflected in the option markets.

OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an
OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. Each
Fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with each Fund or fails to make a cash settlement payment due in accordance with the terms of that option, each Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Advisor must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. Each Fund will engage in OTC option transactions only with US government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers" or broker/dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of A-1 from S&P or P-1 from
Moody's or an equivalent rating from any other nationally recognized statistical rating organization ("NRSRO") or, in the case of OTC currency transactions, are determined to be of equivalent credit quality by the Advisor. The staff of the
SEC currently takes the position that OTC options purchased by each Fund, and portfolio securities "covering" the amount of each Fund's obligation pursuant to an OTC option sold by it (the cost of any sell-back plus the in-the-money amount, if any) are illiquid, and are subject to each Fund's limitation on investing no more than 15% of its net assets in illiquid securities.

If each Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase each Fund's income. The sale of put options can also provide income.

Each Fund may purchase and sell call options on securities including, but not limited to, US Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity

securities (including convertible securities), Eurodollar instruments that are traded on US and foreign securities exchanges and in the over-the-counter markets, and on securities indices, currencies and futures contracts, and for
DWS Massachusetts Tax-Free Fund, municipal obligations. All calls sold by each
Fund must be "covered" (i.e., each Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though each Fund will receive the option premium to help protect it against loss, a call sold by each
Fund exposes each Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require each Fund to hold a security or instrument which it might otherwise have sold.

Each Fund may purchase and sell put options on securities including, but not limited to, US Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities), Eurodollar instruments (whether or not it holds the above securities in its portfolio), and on securities indices, currencies and futures contracts other than futures on individual corporate debt and individual equity securities and for DWS Massachusetts Tax-Free Fund, municipal obligations. Except for DWS Technology Fund, each Fund will not sell put options if, as a result, more than 50% of each Fund's total assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that each Fund may be required to buy the underlying security at a disadvantageous price above the market price.

               Please Retain This Supplement for Future Reference

October 22, 2008

Supplement to the currently effective  Statements of Additional  Information for the listed Funds:

DWS Balanced Fund               DWS International Select Equity Fund
DWS International Fund          DWS Lifecycle Long Range Fund

--------------------------------------------------------------------------------

The following information supplements and replaces information for Matthias
Knerr contained in the "Management of the Fund" section of DWS Balanced Fund and
DWS Lifecycle Long Range Fund's Statements of Additional Information. This
information supplements and replaces similar information for the entire portfolio management team contained in the "Management of the Funds" and
"Management of the Fund" section of DWS International Fund and DWS International
Select Equity Fund's Statements of Additional Information, respectively.

Fund Ownership of Portfolio Managers

The following table shows the dollar range of shares owned  beneficially  and of record by each  member of the Fund's  portfolio  management  team in the Fund as well as in all DWS Funds as a group (i.e., those funds advised by Deutsche Asset
Management or its affiliates),  including  investments by their immediate family members sharing the same household and amounts invested  through  retirement and deferred  compensation plans. For Joseph Axtell, this information is provided as of June 30, 2008.

                              Dollar Range of     Dollar Range Of All DWS
          Name of              Fund Shares              Fund Shares
     Portfolio Manager             Owned                   Owned
     -----------------             -----                   -----

Joseph Axtell                      None            $500,001 - $1,000,000

For DWS International Select Equity Fund only:

                              Dollar Range of     Dollar Range Of All DWS
          Name of              Fund Shares              Fund Shares
     Portfolio Manager             Owned                   Owned
     -----------------             -----                   -----

Joseph Axtell                $10,001 - $50,000     $500,001 - $1,000,000

Conflicts of Interest

In addition to managing the assets of the Fund,  the Fund's  portfolio  managers may have responsibility for managing other client accounts of the Advisor or its affiliates.  The tables below show, for each portfolio  manager,  the number and asset size of (1) SEC registered  investment companies (or series thereof) other than the Fund, (2) pooled investment vehicles that are not registered investment companies and (3) other  accounts  (e.g.,  accounts  managed for  individuals or organizations)  managed by each portfolio  manager.  Total assets  attributed to each portfolio  manager in the tables below include total assets of each account managed  by them,  although  the  manager  may only  manage  a  portion  of such account's  assets.  The  tables  also show the number of  performance  based fee accounts, as well as the total assets of the accounts for which the advisory fee is based on the performance of the account.  For Joseph Axtell, this information is provided as of June 30, 2008.

September 2, 2008

Other SEC Registered Investment Companies Managed:

                          Number of      Total Assets of     Number of Investment    Total Assets of
                          Registered        Registered      Company Accounts with     Performance-
  Name of Portfolio       Investment        Investment           Performance-           Based Fee
       Manager            Companies         Companies             Based Fee             Accounts
       -------            ---------         ---------             ---------             --------
Joseph Axtell                 8           $2,551,730,243              0                    $0

Other Pooled Investment Vehicles Managed:

                                                                 Number of Pooled
                          Number of                             Investment Vehicle
                            Pooled        Total Assets of         Accounts with        Total Assets of
  Name of Portfolio       Investment     Pooled Investment         Performance-          Performance-
       Manager             Vehicles           Vehicles              Based Fee         Based Fee Accounts
       -------             --------           --------              ---------         ------------------
Joseph Axtell               1                 $253,829                  0                    $0

Other Accounts Managed:

                                                                 Number of Other
                                                                  Accounts with        Total Assets of
  Name of Portfolio       Number of       Total Assets of          Performance-          Performance-
       Manager          Other Accounts     Other Accounts           Based Fee         Based Fee Accounts
       -------          --------------     --------------           ---------         ------------------
Joseph Axtell               3               $284,908,162                0                    $0

               Please Retain This Supplement for Future Reference

September 2, 2008

   SUPPLEMENT TO THE CURRENTLY EFFECTIVE STATEMENTS OF ADDITIONAL INFORMATION
                          OF EACH OF THE LISTED FUNDS:

                              ---------------------

 DWS Alternative Asset Allocation Plus Fund   DWS Floating Rate Plus Fund                 DWS Massachusetts Tax-Free Fund
 DWS Balanced Fund                            DWS Global Bond Fund                        DWS Micro Cap Fund
 DWS Blue Chip Fund                           DWS Global Opportunities Fund               DWS Mid Cap Growth Fund
 DWS California Tax-Free Income Fund          DWS Global Thematic Fund                    DWS New York Tax-Free Income Fund
 DWS Capital Growth Fund                      DWS GNMA Fund                               DWS RREEF Global Infrastructure Fund
 DWS Climate Change Fund                      DWS Gold & Precious Metals Fund             DWS RREEF Global Real Estate Securities
 DWS Commodity Securities Fund                DWS Growth & Income Fund                      Fund
 DWS Communications Fund                      DWS Health Care Fund                        DWS RREEF Real Estate Securities Fund
 DWS Core Fixed Income Fund                   DWS High Income Fund                        DWS S&P 500 Index Fund
 DWS Core Plus Allocation Fund                DWS High Income Plus Fund                   DWS Short Duration Fund
 DWS Core Plus Income Fund                    DWS Inflation Protected Plus Fund           DWS Short Duration Plus Fund
 DWS Disciplined Long/Short Growth Fund       DWS Intermediate Tax/AMT Free Fund          DWS Short-Term Municipal Bond Fund
 DWS Disciplined Long/Short Value Fund        DWS International Fund                      DWS Small Cap Core Fund
 DWS Disciplined Market Neutral Fund          DWS International Select Equity Fund        DWS Small Cap Growth Fund
 DWS Dreman Concentrated Value Fund           DWS International Value Opportunities       DWS Strategic Government Securities Fund
 DWS Dreman High Return Equity Fund             Fund                                      DWS Strategic High Yield Tax-Free Fund
 DWS Dreman Mid Cap Value Fund                DWS Japan Equity Fund                       DWS Strategic Income Fund
 DWS Dreman Small Cap Value Fund              DWS Large Cap Value Fund                    DWS Target 2010 Fund
 DWS EAFE(R) Equity Index Fund                DWS Large Company Growth Fund               DWS Target 2011 Fund
 DWS Emerging Markets Equity Fund             DWS Latin America Equity Fund               DWS Target 2012 Fund
 DWS Emerging Markets Fixed Income Fund       DWS LifeCompass 2015 Fund                   DWS Target 2013 Fund
 DWS Enhanced S&P 500 Index Fund              DWS LifeCompass 2020 Fund                   DWS Target 2014 Fund
 DWS Equity 500 Index Fund                    DWS LifeCompass 2030 Fund                   DWS Technology Fund
 DWS Equity Income Fund                       DWS LifeCompass 2040 Fund                   DWS U.S. Bond Index Fund
 DWS Equity Partners Fund                     DWS LifeCompass Retirement Fund             DWS Value Builder Fund
 DWS Europe Equity Fund                       DWS Lifecycle Long Range Fund
                                              DWS Managed Municipal Bond Fund

------------------------------------------------------------------------------------------------------------------------------------

Effective on or about September 2, 2008, disclosure in the Fund's Statement of
Additional Information that describes the methods of segregating assets or otherwise "covering" transaction, shall no longer apply, and the following disclosure replaces similar disclosure, or for certain funds is added as new disclosure, in each Fund's Statement of Additional Information:

Asset Segregation

Certain investment transactions expose the Fund to an obligation to make future payments to third parties. Examples of these types of transactions, include, but are not limited to, reverse repurchase agreements, short sales, dollar rolls, when-issued, delayed-delivery or forward commitment transactions and certain derivatives such as swaps, futures, forwards, and options. To the extent that the Fund engages in such transactions, the Fund will (to the extent required by applicable law) either (1) segregate cash or liquid assets in the prescribed amount or (2) otherwise "cover" its future obligations under the transaction, such as by holding an offsetting investment. If the Fund segregates sufficient cash or other liquid assets or otherwise "covers" its obligations under such transactions, the Fund will not consider the transactions to be borrowings for purposes of its investment restrictions or "senior securities" under the
Investment Company Act of 1940, as amended (the "1940 Act"), and therefore, such transactions will not be subject to the 300% asset coverage requirement under the 1940 Act otherwise applicable to borrowings by the Fund.

In some cases (e.g., with respect to futures and forwards that are contractually required to "cash-settle"), the Fund will segregate cash or other liquid assets with respect to the amount of the daily net (marked-to-market) obligation arising from the transaction, rather than the notional amount of the underlying contract. By segregating assets in an amount equal to the net obligation rather than the notional amount, the Fund will have the ability to employ leverage to a greater extent than if it set aside cash or other liquid assets equal to the notional amount of the contract, which may increase the risk associated with such transactions.

The Fund may utilize methods of segregating assets or otherwise "covering"
transactions that are currently or in the future permitted under the 1940 Act, the rules and regulation thereunder, or orders issued by the Securities and
Exchange Commission ("SEC") thereunder. For these purposes, interpretations and guidance provided by the SEC staff may be taken into account when deemed appropriate by the Fund.

Assets used as segregation or cover cannot be sold while the position in the corresponding transaction is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of a Fund's assets for segregation and cover purposes could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.
Segregating assets or otherwise "covering" for these purposes does not necessarily limit the percentage of the assets of the Fund that may be at risk with respect to certain derivative transactions.

               Please Retain This Supplement for Future Reference

Supplement to the currently effective Statements of Additional Information of each of the funds/portfolios listed below:

Cash Account Trust                         DWS Equity Partners Fund                  DWS Small Cap Core Fund
    Government and Agency Securities       DWS Europe Equity Fund                    DWS Small Cap Growth Fund
    Portfolio                              DWS Floating Rate Plus Fund               DWS Small Cap Value Fund
     Davidson Cash Equivalent Shares       DWS Global Bond Fund                      DWS Strategic Government Securities Fund
     Davidson Cash Equivalent Plus Shares  DWS Global Opportunities Fund             DWS Strategic High Yield Tax-Free Fund
     DWS Government & Agency Money Fund    DWS Global Thematic Fund                  DWS Strategic Income Fund
     Capital Assets Funds Shares           DWS GNMA Fund                             DWS Target 2010 Fund
     Premier Money Market Shares           DWS Gold & Precious Metals Fund           DWS Target 2011 Fund
     Service Shares                        DWS Growth & Income Fund                  DWS Target 2012 Fund
    Money Market Portfolio                 DWS Health Care Fund                      DWS Target 2013 Fund
     Capital Assets Funds Shares           DWS High Income Fund                      DWS Target 2014 Fund
     Capital Assets Funds Preferred Shares DWS High Income Plus Fund                 DWS Technology Fund
     Davidson Cash Equivalent Shares       DWS Inflation Protected Plus Fund         DWS U.S. Bond Index Fund
     Davidson Cash Equivalent Plus Shares  DWS Intermediate Tax/AMT Free Fund        DWS Value Builder Fund
     Premier Money Market Shares           DWS International Fund                    DWS Variable Series I
     Premium Reserve Money Market Shares   DWS International Select Equity Fund       DWS Bond VIP
     Service Shares                        DWS International Value Opportunities      DWS Capital Growth VIP
    Tax-Exempt Portfolio                     Fund                                     DWS Global Opportunities VIP
     Capital Assets Funds Shares           DWS Investments VIT Funds                  DWS Growth & Income VIP
     Davidson Cash Equivalent Shares        DWS Equity 500 Index VIP                  DWS Health Care VIP
     DWS Tax-Free Money Fund Class S        DWS Small Cap Index VIP                   DWS International VIP
     DWS Tax-Exempt Money Fund             DWS Japan Equity Fund                     DWS Variable Series II
     Premier Money Market Shares           DWS Large Cap Value Fund                   DWS Balanced VIP
     Service Shares                        DWS Large Company Growth Fund              DWS Blue Chip VIP
     Tax Free Investment Class             DWS Latin America Equity Fund              DWS Conservative Allocation VIP
Cash Reserve Fund, Inc.                    DWS LifeCompass 2015 Fund                  DWS Core Fixed Income VIP
    Prime Series                           DWS LifeCompass 2020 Fund                  DWS Davis Venture Value VIP
     Prime Shares                          DWS LifeCompass 2030 Fund                  DWS Dreman High Return Equity VIP
DWS Alternative Asset Allocation Plus Fund DWS LifeCompass 2040 Fund                  DWS Dreman Small Mid Cap Value VIP
DWS Balanced Fund                          DWS LifeCompass Income Fund                DWS Global Thematic VIP
DWS Blue Chip Fund                         DWS LifeCompass Protect Fund               DWS Government & Agency Securities VIP
DWS California Tax-Free Income Fund        DWS LifeCompass Retirement Fund            DWS Growth Allocation VIP
DWS Capital Growth Fund                    DWS Lifecycle Long Range Fund              DWS High Income VIP
DWS Climate Change Fund                    DWS Managed Municipal Bond Fund            DWS International Select Equity VIP
DWS Commodity Securities Fund              DWS Massachusetts Tax-Free Fund            DWS Janus Growth & Income VIP
DWS Communications Fund                    DWS Micro Cap Fund                         DWS Large Cap Value VIP
DWS Core Fixed Income Fund                 DWS Mid Cap Growth Fund                    DWS Mid Cap Growth VIP
DWS Core Plus Allocation Fund              DWS Money Market Prime Series              DWS Moderate Allocation VIP
DWS Core Plus Income Fund                       DWS Money Market Fund                 DWS Money Market VIP
DWS Disciplined Long/Short Growth Fund          DWS Cash Investment Trust Class A     DWS Small Cap Growth VIP
DWS Disciplined Long/Short Value Fund           DWS Cash Investment Trust Class B     DWS Strategic Income VIP
DWS Disciplined Market Neutral Fund             DWS Cash Investment Trust Class C     DWS Technology VIP
DWS Dreman Concentrated Value Fund              DWS Cash Investment Trust Class S     DWS Turner Mid Cap Growth VIP
DWS Dreman High Return Equity Fund         DWS Money Market Series                   Investors Cash Trust
DWS Dreman Mid Cap Value Fund                   Premium Class S                          Treasury Portfolio
DWS Dreman Small Cap Value Fund                 Prime Reserve Class S                     Premier Money Market Shares
DWS EAFE(R) Equity Index Fund                DWS New York Tax-Free Income Fund              DWS U.S. Treasury Money Fund Class S
DWS Emerging Markets Equity Fund           DWS RREEF Global Infrastructure Fund           Investment Class Shares
DWS Emerging Markets Fixed Income Fund     DWS RREEF Global Real Estate Securities   NY Tax Free Money Fund
DWS Enhanced S&P 500 Index Fund                Fund                                  Tax Free Money Fund Investment
DWS Equity 500 Index Fund                  DWS RREEF Real Estate Securities Fund     Tax-Exempt California Money Market Fund
DWS Equity Income Fund                     DWS S&P 500 Index Fund
                                           DWS Short Duration Fund
                                           DWS Short Duration Plus Fund
                                           DWS Short-Term Municipal Bond Fund

Effective July 16, 2008, DWS Scudder Investments will change its name to DWS
Investments. In addition, the Web site for DWS funds will change to
www.dws-investments.com.

Also, effective July 16, 2008, several service providers to the funds and retirement plans will change their names. The new names will be as follows:

Current Name                                              New Name, effective July 16, 2008
------------                                              ---------------------------------
DWS Scudder Distributors, Inc.                            DWS Investments Distributors, Inc. ("DIDI")
DWS Scudder Fund Accounting Corporation                   DWS Investments Fund Accounting Corporation ("DIFA")
DWS Scudder Investments Service Company                   DWS Investments Service Company ("DISC")
DWS Scudder Wholesalers                                   DWS Investments Wholesalers
DWS Scudder Flex Plan                                     DWS Investments Flex Plan
DWS Scudder Individual Retirement Account (IRA)           DWS Investments Individual Retirement Account (IRA)
DWS Scudder Horizon Plan                                  DWS Investments Horizon Plan
DWS Scudder Profit Sharing and Money Purchase Pension     DWS Simplified Profit Sharing and Money Purchase Pension
    Plans                                                     Plans
DWS Scudder 401(k) Plan                                   DWS Investments 401(k) Plan
DWS Scudder 403(b) Plan                                   DWS Investments 403(b) Plan
DWS Scudder IRA                                           DWS Investments IRA

References to the designation "DWS Scudder" contained in the "Management"
section of each of the funds' Statements of Additional Information are hereby changed to "DWS Investments." DWS Investments is part of Deutsche Bank's Asset
Management division and, within the United States, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas,
Deutsche Investment Management Americas Inc. and DWS Trust Company.

               Please Retain this Supplement for Future Reference

July 16, 2008

Supplement to the currently effective  Statements of Additional  Information for the listed Funds:

DWS Balanced Fund                         DWS Small Cap Value Fund
DWS Blue Chip Fund                        DWS Target 2010 Fund
DWS Growth & Income Fund                  DWS Target 2011 Fund
DWS Disciplined Market Neutral Fund       DWS Target 2012 Fund
DWS Disciplined Long/Short Value Fund     DWS Target 2013 Fund
DWS Disciplined Long/Short Growth Fund    DWS Target 2014 Fund
DWS Lifecycle Long Range Fund

--------------------------------------------------------------------------------

The following information supplements and replaces similar information for Jin
Chen contained in the "Management of the Fund" section of each Fund's Statement of Additional Information.

Fund Ownership of Portfolio Managers

The following table shows the dollar range of shares owned beneficially and of record by each member of the Fund's portfolio management team in the Fund as well as in all DWS Funds as a group (i.e., those funds advised by Deutsche Asset
Management or its affiliates), including investments by their immediate family members sharing the same household and amounts invested through retirement and deferred compensation plans. This information is provided as of June 2, 2008.

                              Dollar Range of     Dollar Range Of All DWS
          Name of              Fund Shares              Fund Shares
     Portfolio Manager             Owned                   Owned
     -----------------             -----                   -----

James B. Francis                   None                    None

Conflicts of Interest

In addition to managing the assets of the Fund, the Fund's portfolio managers may have responsibility for managing other client accounts of the Advisor or its affiliates. The tables below show, for each portfolio manager, the number and asset size of (1) SEC registered investment companies (or series thereof) other than the Fund, (2) pooled investment vehicles that are not registered investment companies and (3) other accounts (e.g., accounts managed for individuals or organizations) managed by each portfolio manager. Total assets attributed to each portfolio manager in the tables below include total assets of each account managed by them, although the manager may only manage a portion of such account's assets. The tables also show the number of performance based fee accounts, as well as the total assets of the accounts for which the advisory fee is based on the performance of the account. This information is provided as of
June 2, 2008.

Other SEC Registered Investment Companies Managed:

                          Number of      Total Assets of     Number of Investment    Total Assets of
                          Registered        Registered      Company Accounts with     Performance-
  Name of Portfolio       Investment        Investment           Performance-           Based Fee
       Manager            Companies         Companies             Based Fee             Accounts
       -------            ---------         ---------             ---------             --------
James B. Francis              0                 $0                    0                    $0

July 3, 2008

Other Pooled Investment Vehicles Managed:

                                                                 Number of Pooled
                          Number of                             Investment Vehicle
                            Pooled        Total Assets of         Accounts with        Total Assets of
  Name of Portfolio       Investment     Pooled Investment         Performance-          Performance-
       Manager             Vehicles           Vehicles              Based Fee         Based Fee Accounts
       -------             --------           --------              ---------         ------------------
James B. Francis            0                    $0                     0                    $0

Other Accounts Managed:

                                                                 Number of Other
                                                                  Accounts with        Total Assets of
  Name of Portfolio       Number of       Total Assets of          Performance-          Performance-
       Manager          Other Accounts     Other Accounts           Based Fee         Based Fee Accounts
       -------          --------------     --------------           ---------         ------------------
James B. Francis            0                    $0                     0                    $0

               Please Retain This Supplement for Future Reference

July 3, 2008

   SUPPLEMENT TO THE CURRENTLY EFFECTIVE STATEMENTS OF ADDITIONAL INFORMATION
                          FOR EACH OF THE LISTED FUNDS

Cash Account Trust
      Government & Agency Securities Portfolio
      Tax-Exempt Portfolio
Investors Cash Trust
      Treasury Portfolio
Tax-Exempt California Money Market Fund
DWS Balanced Fund
DWS Blue Chip Fund
DWS High Income Series
      DWS High Income Fund
DWS State Tax-Free Income Series
      DWS California Tax-Free Income Fund
      DWS New York Tax-Free Income Fund
DWS Strategic Government Securities Fund

Shareholders of the funds listed above recently approved, as applicable to a fund and disclosed below, (i) an amended and restated investment management agreement with Deutsche Investment Management Americas Inc. (the "Advisor"),
(ii) a subadviser approval policy, (iii) revisions and/or removal of certain fundamental investment policies and (iv) an amended and restated declaration of trust.

Investment Management Agreement/Administrative Agreement

DWS Blue Chip Fund, Government & Agency Services Portfolio and Tax-Exempt
Portfolio:

The following supplements the relevant disclosure under "Management of the Fund"
or "Management of the Portfolio":

The Board and the Fund's/Portfolio's shareholders recently approved an amended and restated investment management agreement (the "Investment Management
Agreement") for the Fund/Portfolio. Pursuant to the Investment Management
Agreement, the Advisor provides continuing investment management of the
Fund's/Portfolio's assets. In addition to the investment management of the
Fund's/Portfolio's assets, the Advisor determines the investments to be made for the Fund/Portfolio, including what portion of its assets remain uninvested in cash or cash equivalents, and with whom the orders for investments are placed, consistent with the Fund's/Portfolio's policies as stated in its Prospectus and
SAI, or as adopted by the Fund's/Portfolio's Board. The Advisor will also monitor, to the extent not monitored by the Fund's/Portfolio's administrator or other agent, the Fund's/Portfolio's compliance with its investment and tax guidelines and other compliance policies.

The Advisor provides assistance to the Fund's/Portfolio's Board in valuing the securities and other instruments held by the Fund/Portfolio, to the extent reasonably required by valuation policies and procedures that may be adopted by the Fund/Portfolio.

Pursuant to the Investment Management Agreement (unless otherwise provided in the Investment Management Agreement or as determined by the Fund's/Portfolio's
Board and to the extent permitted by applicable law), the Advisor pays the compensation and expenses of all the Board Members, officers, and executive employees of the Fund/Portfolio, including the Fund's/Portfolio's share of payroll taxes, who are affiliated persons of the Advisor.

The Investment Management Agreement provides that the Fund/Portfolio is generally responsible for expenses that include: fees payable to the Advisor;
outside legal, accounting or auditing expenses, including with respect to expenses related to negotiation, acquisition or distribution of portfolio investments; maintenance of books and records that are maintained by the
Fund/Portfolio, the Fund's/Portfolio's custodian, or other agents of the

Fund/Portfolio; taxes and governmental fees; fees and expenses of the
Fund's/Portfolio's accounting agent, custodian, sub-custodians, depositories, transfer agents, dividend reimbursing agents and registrars; payment for portfolio pricing or valuation services to pricing agents, accountants, bankers and other specialists, if any; brokerage commissions or other costs of acquiring or disposing of any portfolio securities or other instruments of the
Fund/Portfolio; and litigation expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's/Portfolio's business.

The Investment Management Agreement allows the Advisor to delegate any of its duties under the Investment Management Agreement to a subadvisor, subject to a majority vote of the Board of the Fund/Portfolio, including a majority of the
Board who are not interested persons of the Fund/Portfolio (the "Independent
Board Members"), and, if required by applicable law, subject to a majority vote of the Fund's/Portfolio's shareholders.

The Investment Management Agreement provides that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund/Portfolio in connection with matters to which the Investment Management
Agreement relates, except a loss resulting from willful malfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by the Advisor of its obligations and duties under the Investment Management Agreement. The Investment Management Agreement may be
terminated at any time, without payment of penalty, by either party or by vote of a majority of the outstanding voting securities of the Fund/Portfolio on 60 days' written notice.

Effective June 1, 2008, for all services provided under the Investment
Management Agreement, the Fund/Portfolio pays the Advisor a fee, computed daily and paid monthly, at the annual rate as a percentage of net assets shown below:

Fund                                                     Management Fee Rate
----                                                     -------------------

DWS Blue Chip Fund                                      0.480% to $250 million
                                                       0.450% next $750 million
                                                       0.430% next $1.5 billion
                                                       0.410% next $2.5 billion
                                                       0.380% next $2.5 billion
                                                       0.360% next $2.5 billion
                                                       0.340% next $2.5 billion
                                                          0.320% thereafter

Government & Agency Securities Portfolio1, (2)          0.120% to $500 million
                                                       0.100% next $500 million
                                                       0.075% next $1.0 billion
                                                       0.060% next $1.0 billion
                                                          0.050% thereafter

Tax-Exempt Portfolio(1)                                 0.120% to $500 million
                                                       0.100% next $500 million
                                                       0.075% next $1.0 billion
                                                       0.060% next $1.0 billion
                                                          0.050% thereafter

(1)  The management fee is computed based on the combined average daily net assets of the Government & Agency Securities Portfolio, Money Market
     Portfolio and Tax-Exempt Portfolio, each a series of Cash Account Trust, and allocated among the Portfolios based upon relative net assets of each
     Portfolio.

(2)  The Advisor has agreed to reduce its management fee such that after allocation of the fee to each series of Cash Account Trust the amount payable by Government & Agency Securities Portfolio will be limited to
     0.050% of its average daily net assets.

                                      -2-

The Fund/Portfolio recently entered into a new administrative services agreement with the Advisor (the "Administrative Services Agreement"), pursuant to which the Advisor provides administrative services to the Fund/Portfolio including, among others, providing the Fund/Portfolio with personnel, preparing and making required filings on behalf of the Fund/Portfolio, maintaining books and records for the Fund/Portfolio, and monitoring the valuation of Fund/Portfolio securities. For all services provided under the Administrative Services
Agreement, the Fund/Portfolio pays the Advisor a fee, computed daily and paid monthly, of 0.100% of the Fund's/Portfolio's net assets.

Under the Administrative Services Agreement, the Advisor is obligated on a continuous basis to provide such administrative services as the Board of the
Fund/Portfolio reasonably deems necessary for the proper administration of the
Fund/Portfolio. The Advisor provides the Fund/Portfolio with personnel; arranges for the preparation and filing of the Fund's/Portfolio's tax returns; prepares and submits reports and meeting materials to the Board and the
Fund's/Portfolio's shareholders; prepares and files updates to the
Fund's/Portfolio's prospectus and statement of additional information as well as other reports required to be filed by the SEC; maintains the Fund's/Portfolio's records; provides the Fund/Portfolio with office space, equipment and services;
supervises, negotiates the contracts of and monitors the performance of third parties contractors; oversees the tabulation of proxies; monitors the valuation of portfolio securities and monitors compliance with Board-approved valuation procedures; assists in establishing the accounting and tax policies of the
Fund/Portfolio; assists in the resolution of accounting issues that may arise with respect to the Fund/Portfolio; establishes and monitors the
Fund's/Portfolio's operating expense budgets; reviews and processes the
Fund's/Portfolio's bills; assists in determining the amount of dividends and distributions available to be paid by the Fund/Portfolio, prepares and arranges dividend notifications and provides information to agents to effect payments thereof; provides to the Board periodic and special reports; provides assistance with investor and public relations matters; and monitors the registration of shares under applicable federal and state law. The Advisor also performs certain fund accounting services under the Administrative Services Agreement. The
Administrative Services Agreement provides that the Advisor will not be liable under the Administrative Services Agreement except for willful misfeasance, bad faith or negligence in the performance of its duties or from the reckless disregard by it of its duties and obligations thereunder.

Subadviser Approval Policy

DWS Blue Chip Fund, Government & Agency Services Portfolio and Tax-Exempt
Portfolio:

The following is added to the disclosure under "Management of the Fund" or
"Management of the Portfolio":

The Board and Fund's/Portfolio's shareholders recently approved a new subadviser policy for the Funds/Portfolios (the "Subadviser Approval Policy"). The
Subadviser Approval Policy permits the Advisor, subject to the approval of the
Board, including a majority of the Independent Board Members, to terminate an existing subadvisor or sub-subadvisor and hire another subadvisor or sub-subadvisor, as applicable, and materially amend an existing subadvisory agreement or sub-subadvisory agreement without obtaining shareholder approval.
The Funds/Portfolios could not implement the Subadviser Approval Policy without the Securities and Exchange Commission (the "SEC") granting the Funds/Portfolios exemptive relief. A number of other mutual fund complexes have obtained exemptive relief with respect to an advisor's ability to appoint, replace or amend the subadvisory agreement with unaffiliated subadvisors and subadvisors that are wholly owned subsidiaries of the advisor. However, exemptive relief with regard to an advisor's ability to appoint, replace or amend the subadvisory agreement with a subadvisor, who is affiliated with, but not a wholly owned subsidiary of, the advisor, without shareholder approval, would be more expansive relief than previously granted by the SEC. In addition, exemptive relief with regard to an advisor's ability to appoint, replace or amend a sub-subadvisory agreement with a sub-advisor, without shareholder approval, would be more expansive relief than previously obtained by other mutual fund complexes. Accordingly, there can be no assurance that the Funds'/Portfolios'
exemptive application will be granted by the SEC or that it will be sufficiently broad to allow the Funds/Portfolios to implement the Subadviser Approval Policy as described above. The SEC also proposed Rule 15a-5 under the Investment
Company Act of 1940, as amended (the "1940 Act") in October 2003 to permit the appointment and termination of subadvisors and amendments to subadvisory agreements without shareholder approval. No action has been taken on proposed
Rule 15a-5 under the 1940 Act since its proposal and there is no assurances that the rule will be adopted as proposed. The Funds/Portfolios and the Advisor will be subject to the conditions imposed by the SEC (either by an exemptive order or as part of the final rule) whenever the Advisor acts under the Subadviser
Approval Policy, including any shareholder notice requirements.

                                      -3-

Fundamental Investment Policies
-------------------------------

DWS Blue Chip Fund, Government & Agency Services Portfolio and Tax-Exempt
Portfolio:

The fundamental investment policy regarding commodities is replaced with the following:

     The Fund may not purchase or sell commodities, except as permitted by the
     1940 Act, as amended, and as interpreted or modified by the regulatory authority having jurisdiction, from time to time.

Government & Agency Securities Portfolio and Tax-Exempt Portfolio only:

Effective on or about June 1, 2008, each Portfolio's fundamental policies are replaced with the following:

         The Portfolio may not:

         (1)      Borrow money, except as permitted under the 1940 Act, as
                  amended, and as interpreted or modified by regulatory
                  authority having jurisdiction, from time to time.

         (2)      Issue senior securities, except as permitted under the 1940
                  Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

         (3)      Engage in the business of underwriting securities issued by others, except to the extent that a Portfolio may be deemed to be an underwriter in connection with the disposition of
                  portfolio securities.

         (4)      Purchase or sell real estate, which term does not include
                  securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that a Portfolio reserves freedom of action to hold and to sell real estate acquired as a result of a Portfolio's
                  ownership of securities.

         (5)      Purchase or sell commodities, except as permitted by the 1940
                  Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

         (6)      Make loans except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time; or

         (7)      Tax-Exempt Portfolio only: Concentrate its investments in a particular industry, as that term is used in the 1940 Act, as amended, and as interpreted or modified by regulatory
                  authority having jurisdiction, from time to time.

Each Portfolio's disclosure relating to its status as a diversified fund is replaced with the following:

         The Portfolio has elected to be treated as a diversified investment company, as that term is used in the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

The first sentence under the Investment Restrictions is replaced with the following:

         The Trust has adopted the following fundamental investment policies which may not be changed for a Portfolio without the approval of a majority of its outstanding voting securities which, under the
         Investment Company Act of 1940, as amended (the "1940 Act") and the rules thereunder and as used in this combined Statement of Additional
         Information, means the lesser of (1) 67% or more of the voting securities of a Portfolio present at such meeting, if holders of more than 50% of the

                                      -4-

         outstanding voting securities of a Portfolio are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of a Portfolio.

Fund Organization
-----------------

Treasury Portfolio, Tax-Exempt California Money Market Fund, DWS Balanced Fund,
DWS High Income Fund, DWS California Tax-Free Income Fund, DWS New York Tax-Free
Income Fund and DWS Strategic Government Securities Fund:

The following replaces all information under "Trust Organization" or "Fund
Organization" with respect to the Declaration of Trust and the rights and obligations thereunder, except historical information and information relating to a Trust's series:

         Each Trust is a Massachusetts business trust organized under the laws of Massachusetts and is governed by an Amended and Restated Declaration of Trust that was approved by shareholders in the second quarter of
         2008, as may be further amended from time to time (the "Declaration of
         Trust"). All shares issued and outstanding are fully paid and non-assessable, transferable, have no pre-emptive or conversion rights
         (except as may be determined by the Board of Trustees) and are redeemable as described in the SAI and a Fund's/Portfolio's prospectus.
         Each share has equal rights with each other share of the same class of the Fund/Portfolio as to voting, dividends, exchanges, conversion features and liquidation. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held.

         A Fund/Portfolio generally is not required to hold meetings of its shareholders. Under the Declaration of Trust, however, shareholder meetings will be held in connection with the following matters to the extent and as provided in the Declaration of Trust and as required by applicable law: (a) the election or removal of trustees if a meeting is called for such purpose; (b) the termination of the Trust or a
         Fund/Portfolio thereof; (c) an amendment of the Declaration of Trust that (i) would affect a shareholder right to vote, (ii) may be required by law to be approved by shareholders, and (iii) is submitted to shareholders by the Board of Trustees; (d) such additional matters relating to the Trust as may be required by law; and (e) such additional matters as the Board of Trustees may determine to be necessary or desirable. Shareholders also vote upon changes in fundamental policies or restrictions.

         Except as noted above, the Declaration of Trust provides that the Board of Trustees may amend or otherwise supplement the Declaration of Trust by making an amendment, a supplemental thereto or an amended and restated Declaration of Trust by an instrument in writing executed by a majority of the Board of Trustees, provided that any provision of the
         Declaration of Trust that requires the approval of more than a majority of the Board of Trustees for any matter may be amended only with the approval of such greater number of the Board of Trustees. The Board of
         Trustees may, without any shareholder vote, amend the Declaration of
         Trust (x) to supply any omission, to cure, correct or supplement any ambiguous, defective or inconsistent provision hereof, or (y) if they deem it necessary or advisable, to conform the Declaration of Trust to the requirements of applicable law, including the 1940 Act or the
         Internal Revenue Code of 1986, as amended, but the Board of Trustees shall not be liable for failing to do so, or (z) with respect to an amendment affecting a Fund/Portfolio or class, for any reason at any time, if there are no shares of such Fund/Portfolio or class outstanding at that time. In the event that the Board of Trustees, without shareholder approval, make any material amendment to the
         Declaration of Trust that affects the rights of shareholders, as determined by the Board of Trustees, notice of the substance of such amendment shall be provided to shareholders affected by such amendment at such time and in such manner as the Board of Trustees determine to be appropriate, provided, however, that the failure to provide such notice in any particular instance shall not affect the validity of such amendment.

         The Declaration of Trust provides that the Board of Trustees, subject to applicable law, may authorize the Trust or any Fund/Portfolio or class thereof to merge, reorganize or consolidate with

                                      -5-

         any corporation, association, trust or series thereof (including another Fund/Portfolio or class of the Trust) or other entity (in each case, the "Surviving Entity") or the Board of Trustees may sell, lease or exchange all or substantially all of the property owned or held for the account of the Trust (or all or substantially all of the property allocated or belonging to a particular Fund/Portfolio or class)
         including its good will to any Surviving Entity, upon such terms and conditions and for such consideration as authorized by the Board of
         Trustees. Such transactions may be effected through share-for-share exchanges, transfers or sales of assets, in-kind redemptions and purchases, exchange offers, or any other method approved by the Board of Trustees. The Board of Trustees shall provide notice to affected shareholders of each transaction. The authority granted to the Board of
         Trustees under this provision of the Declaration of Trust remains subject to the requirements of the law. For example, rules under the
         1940 Act require reorganizations involving affiliated funds to be approved by the shareholders of the fund being acquired unless certain conditions are satisfied. As a result, some transactions will require shareholder approval even though the Declaration of Trust may not otherwise require it. Such transactions could, in certain
         circumstances, adversely affect a Fund's/Portfolio's or class' expense ratio or other aspects of a shareholder's investment.

         The Declaration of Trust also provides that shareholder meeting quorum requirements shall be established in the Trust's By-laws. The By-laws currently in effect provide that the presence in person or by proxy of the holders of thirty percent of the shares entitled to vote at a meeting (or of an individual series or class if required to vote separately) shall constitute a quorum for the transaction of business at meetings of shareholders of the Trust.

         On any matter submitted to a vote of shareholders, all shares of the
         Trust entitled to vote shall, except as otherwise provided in the
         Trust's By-Laws, be voted in the aggregate as a single class without regard to series or classes of shares, except (a) when required by applicable law or when the Trustees shall have determined that the matter affects one or more series or classes of shares materially differently, shares shall be voted by individual series or class; and
         (b) when the Trustees have determined that the matter affects only the interests of one or more series or classes, only shareholders of such series or classes shall be entitled to vote thereon.

         The Declaration of Trust provides that the Board of Trustees may, in its discretion, establish minimum investment amounts for shareholder accounts, impose fees on accounts that do not exceed a minimum investment amount and involuntarily redeem shares in any such account in payment of such fees. The Board of Trustees, in its sole discretion, also may cause the Trust to redeem all of the shares of the Trust or one or more series or classes held by any shareholder for any reason, to the extent permissible by the 1940 Act, including (a) if the shareholder owns shares having an aggregate net asset value of less than a specified minimum amount, (b) if a particular shareholder's ownership of shares would disqualify a series from being a regulated investment company, (c) upon a shareholder's failure to provide sufficient identification to permit the Trust to verify the shareholder's identity, (d) upon a shareholder's failure to pay for shares or meet or maintain the qualifications for ownership of a particular class or series of shares, (e) if the Board of Trustees determines (or pursuant to policies established by the Board it is determined) that share ownership by a particular shareholder is not in the best interests of remaining shareholders, (f) when a Fund is requested or compelled to do so by governmental authority or applicable law and (g) upon a shareholder's failure to comply with a request for information with respect to the direct or indirect ownership of shares of the Trust. The Declaration of Trust also authorizes the Board of
         Trustees to terminate a Fund/Portfolio or any class without shareholder approval, and the Trust may suspend the right of shareholders to require the Trust to redeem shares to the extent permissible under the
         1940 Act.

         Upon the termination of the Trust or any series, after paying or adequately providing for the payment of all liabilities which may include the establishment of a liquidating trust or similar vehicle, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Trustees may distribute the remaining Trust property or property of the series, in cash or in kind or partly each, to the shareholders of the Trust or the series

                                      -6-

         involved, ratably according to the number of shares of the Trust or such series held by the several shareholders of the Trust or such series on the date of termination, except to the extent otherwise required or permitted by the preferences and special or relative rights and privileges of any classes of shares of a series involved, provided that any distribution to the shareholders of a particular class of shares shall be made to such shareholders pro rata in proportion to the number of shares of such class held by each of them. The composition of any such distribution (e.g., cash, securities or other assets) shall be determined by the Trust in its sole discretion, and may be different among shareholders (including differences among shareholders in the same series or class).

         The Declaration of Trust provides that no shareholder shall have the right to bring or maintain any court action, proceeding or claim on behalf of the Trust without first making demand on the Board of
         Trustees requesting the Board of Trustees to bring or maintain such action, proceeding or claim. Such demand shall be made to the Secretary of the Trust at the Trust's principal office and shall set forth in reasonable detail the nature of the proposed court action, proceeding or claim and the essential facts relied upon by the shareholder to support the allegations made in the demand. The Board of Trustees, in their sole discretion, may submit the matter to a vote of the shareholders of the Trust, as appropriate. The Declaration of Trust also provides that any action commenced by a shareholder, directly or derivatively, against the Trust of a Fund/Portfolio or class thereof, the Board of Trustees or officers, shall be brought only in the U.S.
         District Court for the Southern District of New York; or if such action may not be brought in that court, then such action shall be brought in
         "the Business Litigation Session of the Massachusetts Superior Court in
         Suffolk County" (together with the U.S. District Court for the Southern
         District of New York, the "Chosen Courts"). The Declaration of Trust
         further provides that the Trust, its Trustees and officers, and shareholders (a) waive any objection to venue in either Chosen Court and (b) waive any objection that either Chosen Court is an inconvenient forum.

         Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for obligations of a Fund/Portfolio. The Declaration of Trust, however, disclaims shareholder liability for acts or obligations of the
         Fund/Portfolio and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Fund/Portfolio or the Fund's/Portfolio's trustees. Moreover, the
         Declaration of Trust provides for indemnification out of Fund/Portfolio property for all losses and expenses of any shareholder held personally liable for the obligations of the Fund/Portfolio and the Fund/Portfolio may be covered by insurance which the Trustees consider adequate to cover foreseeable tort claims. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered by the Advisor remote and not material, since it is limited to circumstances in which a disclaimer is inoperative and the
         Fund/Portfolio itself is unable to meet its obligations.

               Please Retain This Supplement for Future Reference

May 8, 2008

                                      -7-

   SUPPLEMENT TO THE CURRENTLY EFFECTIVE STATEMENTS OF ADDITIONAL INFORMATION
                          FOR EACH OF THE LISTED FUNDS

Cash Account Trust                                  DWS Strategic Government Securities Fund
      Government & Agency Securities Portfolio      DWS Strategic Income Fund
      Money Market Portfolio                        DWS Target Fund
      Tax-Exempt Portfolio                                DWS LifeCompass Income Fund
Investors Cash Trust                                      DWS LifeCompass Protect Fund
      Treasury Portfolio                                  DWS Target 2008 Fund
Tax-Exempt California Money Market Fund                   DWS Target 2010 Fund
DWS Balanced Fund                                         DWS Target 2011 Fund
DWS Blue Chip Fund                                        DWS Target 2012 Fund
DWS Equity Trust                                          DWS Target 2013 Fund
      DWS Alternative Asset Allocation Plus Fund          DWS Target 2014 Fund
      DWS Core Plus Allocation Fund                 DWS Technology Fund
      DWS Disciplined Long/Short Growth Fund        DWS Value Series, Inc.
      DWS Disciplined Long/Short Value Fund               DWS Dreman Concentrated Value Fund
      DWS Disciplined Market Neutral Fund                 DWS Dreman High Return Equity Fund
DWS High Income Series                                    DWS Dreman Mid Cap Value Fund
      DWS High Income Fund                                DWS Dreman Small Cap Value Fund
DWS Money Funds                                           DWS Large Cap Value Fund
      DWS Money Market Prime Series
DWS State Tax-Free Trust
      DWS California Tax-Free Income Fund
      DWS New York Tax-Free Income Fund

Shareholders of the funds listed above recently elected Board Members and certain of the funds listed above approved: (1) an amended and restated
investment management agreement with Deutsche Investment Management Americas
Inc. (the "Advisor"); (2) a subadviser approval policy; and (3) the revision and/or removal of certain fundamental investment policies.

Board Members
-------------

For all funds the following replaces the relevant disclosure with respect to the
Board under Trustees and Officers or Directors and Officers, as applicable:

The following table presents certain information regarding the Board Members of the Funds. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Board Member that is not an "interested person" (as defined in the 1940
Act) of the Funds or the Advisor (each, an "Independent Board Member"), is c/o
Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. The term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the Funds. Because the Funds do not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the DWS fund complex.

Independent Board Members

----------------------------------------------------------------------------------------------------------------------
 Name, Year of Birth,
 Position with the Funds                                                                           Number of Funds
 and Length of Time         Business Experience and                                                in DWS Fund
 Served(1)                  Directorships During the Past 5 Years                                  Complex Overseen
----------------------------------------------------------------------------------------------------------------------
Dawn-Marie Driscoll (1946)  President, Driscoll Associates (consulting firm); Executive Fellow,           135
Chairperson since           Center for Business Ethics, Bentley College; formerly, Partner,
2004,(2) and Board          Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and
Member since 1987           General Counsel, Filene's (1978-1988). Directorships: Trustee of 8
                            open-end mutual funds managed by Sun Capital Advisers, Inc. (since
                            2007); Director of ICI Mutual Insurance Company (since 2007);
                            Advisory Board, Center for Business Ethics, Bentley College; Trustee,
                            Southwest Florida Community Foundation (charitable organization);
                            Former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
----------------------------------------------------------------------------------------------------------------------
Paul K. Freeman             Consultant, World Bank/Inter-American Development Bank; formerly,             133
(1950)                      Project Leader, International Institute for Applied Systems Analysis
Vice Chairperson since      (1998-2001); Chief Executive Officer, The Eric Group, Inc.
2008, and Board Member      (environmental insurance) (1986-1998)
since 1993
----------------------------------------------------------------------------------------------------------------------
John W. Ballantine (1946)   Retired; formerly, Executive Vice President and Chief Risk Management         135
Board Member since 1999     Officer, First Chicago NBD Corporation/The First National Bank of
                            Chicago (1996-1998); Executive Vice President and Head of
                            International Banking (1995-1996). Directorships:  Healthways Inc.
                            (provider of disease and care management services); Portland General
                            Electric (utility company); Stockwell Capital Investments PLC
                            (private equity). Former Directorships: First Oak Brook Bancshares,
                            Inc. and Oak Brook Bank
----------------------------------------------------------------------------------------------------------------------
 Henry P. Becton, Jr.       Vice Chair, WGBH Educational Foundation. Directorships: Association           135
 (1943)                     of Public Television Stations; Becton Dickinson and Company(3)
 Board Member since         (medical technology company); Belo Corporation(3) (media company);
 1990                       Boston Museum of Science; Public Radio International. Former
                            Directorships: American Public Television; Concord Academy; New
                            England Aquarium; Mass. Corporation for Educational
                            Telecommunications; Committee for Economic Development; Public
                            Broadcasting Service
----------------------------------------------------------------------------------------------------------------------
Keith R. Fox (1954)         Managing General Partner, Exeter Capital Partners (a series of                135
Board Member since          private equity funds). Directorships: Progressive Holding Corporation
1996                        (kitchen goods importer and distributor); Natural History, Inc.
                            (magazine publisher); Box Top Media Inc. (advertising); The Kennel
                            Shop (retailer)
----------------------------------------------------------------------------------------------------------------------
Kenneth C. Froewiss         Clinical Professor of Finance, NYU Stern School of Business                   135
(1945)                      (1997-present); Member, Finance Committee, Association for Asian
Board Member since          Studies (2002-present); Director, Mitsui Sumitomo Insurance Group
2001                        (US) (2004-present); prior thereto, Managing Director, J.P. Morgan
                            (investment banking firm) (until 1996)
----------------------------------------------------------------------------------------------------------------------

                                      -2-

Richard J. Herring          Jacob Safra Professor of International Banking and Professor, Finance         135
(1946)                      Department, The Wharton School, University of Pennsylvania (since
Board Member since          July 1972); Co-Director, Wharton Financial Institutions Center (since
1990                        July 2000); Director, Japan Equity Fund, Inc. (since September 2007),
                            Thai Capital Fund, Inc. (since September 2007), Singapore Fund, Inc.
                            (since September 2007). Formerly, Vice Dean and Director, Wharton
                            Undergraduate Division (July 1995-June 2000); Director, Lauder
                            Institute of International Management Studies (July 2000-June 2006)
----------------------------------------------------------------------------------------------------------------------
William McClayton (1944)    Chief Administrative Officer, Diamond Management & Technology                 135
Board Member since 2004     Consultants, Inc. (global management consulting firm) (2001-present);
                            formerly, Senior Partner, Arthur Andersen LLP (accounting)
                            (1966-2001). Directorship: Board of Managers, YMCA of Metropolitan
                            Chicago. Formerly Trustee, Ravinia Festival
----------------------------------------------------------------------------------------------------------------------
Rebecca W. Rimel            President and Chief Executive Officer, The Pew Charitable Trusts              135
(1951)                      (charitable organization) (1994 to present); Trustee, Thomas
Board Member since          Jefferson Foundation (charitable organization) (1994 to present);
1995                        Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001
                            to present). Formerly, Executive Vice President, The Glenmede Trust
                            Company (investment trust and wealth management) (1983 to 2004);
                            Board Member, Investor Education (charitable organization)
                            (2004-2005); Director, Viasys Health Care(3) (January 2007-June
                            2007)
----------------------------------------------------------------------------------------------------------------------
William N. Searcy, Jr.      Private investor since October 2003; Trustee of 8 open-end mutual             135
(1946)                      funds managed by Sun Capital Advisers, Inc. (since October 1998).
Board Member since          Formerly, Pension & Savings Trust Officer, Sprint Corporation(3)
1993                        (telecommunications) (November 1989-September 2003)
----------------------------------------------------------------------------------------------------------------------
Jean Gleason Stromberg      Retired. Formerly, Consultant (1997-2001); Director, US Government            135
(1943)                      Accountability Office (1996-1997); Partner, Fulbright & Jaworski,
Board Member since          L.L.P. (law firm) (1978-1996). Directorships: The William and Flora
1997                        Hewlett Foundation; Service Source, Inc. Former Directorships: Mutual
                            Fund Directors Forum (2002-2004), American Bar Retirement Association
                            (funding vehicle for retirement plans) (1987-1990 and 1994-1996)
----------------------------------------------------------------------------------------------------------------------
Robert H. Wadsworth (1940)  President, Robert H. Wadsworth & Associates, Inc. (consulting firm)           138
Board Member since 1999     (1983 to present).
----------------------------------------------------------------------------------------------------------------------

                                      -3-

Interested Board Member

----------------------------------------------------------------------------------------------------------------------
 Name, Year of Birth,
 Position with the Funds                                                                           Number of Funds
 and Length of Time         Business Experience and                                                in DWS Fund
 Served(1)                  Directorships During the Past 5 Years                                  Complex Overseen
----------------------------------------------------------------------------------------------------------------------
 Axel Schwarzer(4)          Managing Director(5), Deutsche Asset Management; Head of Deutsche             135
 (1958)                     Asset Management Americas; CEO of DWS Scudder; formerly, board member
 Board Member since         of DWS Investments, Germany (1999-2005); formerly, Head of Sales and
 2006                       Product Management for the Retail and Private Banking Division of
                            Deutsche Bank in Germany (1997-1999); formerly, various strategic and operational positions for Deutsche Bank Germany Retail and Private
                            Banking Division in the field of investment funds, tax driven instruments and asset management for corporates (1989-1996)
----------------------------------------------------------------------------------------------------------------------

Officers(6)

----------------------------------------------------------------------------------------------------------------------
 Name, Year of Birth,
 Position with the Funds
 and Length of Time         Business Experience and
 Served(7)                  Directorships During the Past 5 Years
----------------------------------------------------------------------------------------------------------------------
 Michael G. Clark(8)        Managing Director(5), Deutsche Asset Management (2006-present); President of DWS family
 (1965)                     of funds; Director, ICI Mutual Insurance Company (since October 2007); formerly,
 President, 2006-present    Director of Fund Board Relations (2004-2006) and Director of Product Development
                            (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations,
                            Merrill Lynch Asset Management (1999-2000)
----------------------------------------------------------------------------------------------------------------------
 John Millette(9) (1962)    Director(5), Deutsche Asset Management
 Vice President and
 Secretary, 1999-present
----------------------------------------------------------------------------------------------------------------------
 Paul H. Schubert(8)        Managing Director(5), Deutsche Asset Management (since July 2004); formerly,
 (1963)                     Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds
 Chief Financial Officer,   (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset
 2004-present               Management (1994-1998)
 Treasurer, 2005-present
----------------------------------------------------------------------------------------------------------------------
 Patricia DeFilippis(8)     Vice President, Deutsche Asset Management (since June 2005); formerly, Counsel, New
 (1963)                     York Life Investment Management LLC (2003-2005); legal associate, Lord, Abbett & Co.
 Assistant Secretary,       LLC (1998-2003)
 2005-present
----------------------------------------------------------------------------------------------------------------------
 Elisa D. Metzger(8)        Director(5), Deutsche Asset Management (since September 2005); formerly, Counsel,
 (1962)                     Morrison and Foerster LLP (1999-2005)
 Assistant Secretary,
 2005-present
----------------------------------------------------------------------------------------------------------------------
 Caroline Pearson(9)        Managing Director(5), Deutsche Asset Management
 (1962)
 Assistant Secretary,
 1997-present
----------------------------------------------------------------------------------------------------------------------
 Paul Antosca(9)            Director(5), Deutsche Asset Management (since 2006); formerly, Vice President, The
 (1957)                     Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
 Assistant Treasurer,
 2007-present
----------------------------------------------------------------------------------------------------------------------
 Jack Clark (9)             Director(5), Deutsche Asset Management (since 2007); formerly, Vice President, State
 (1967)                     Street Corporation (2002-2007)
 Assistant Treasurer,
 2007-present
----------------------------------------------------------------------------------------------------------------------

                                      -4-

 Kathleen Sullivan          Director(5), Deutsche Asset Management
 D'Eramo(9)
 (1957)
 Assistant Treasurer,
 2003-present
----------------------------------------------------------------------------------------------------------------------
 Diane Kenneally(9)         Director(5), Deutsche Asset Management
 (1966)
 Assistant Treasurer,
 2007-present
----------------------------------------------------------------------------------------------------------------------
 Jason Vazquez(8) (1972)    Vice President, Deutsche Asset Management (since 2006); formerly, AML Operations
 Anti-Money Laundering      Manager for Bear Stearns (2004-2006), Supervising Compliance Principal and Operations
 Compliance Officer,        Manager for AXA Financial (1999-2004)
 2007-present
----------------------------------------------------------------------------------------------------------------------
 Robert Kloby(8) (1962)     Managing Director(5), Deutsche Asset Management (2004-present); formerly, Chief
 Chief Compliance           Compliance Officer/Chief Risk Officer, Robeco USA (2000-2004); Vice President, The
 Officer, 2006-present      Prudential Insurance Company of America (1988-2000); E.F. Hutton and Company (1984-1988)
----------------------------------------------------------------------------------------------------------------------
 J. Christopher             Director(5), Deutsche Asset Management (2006-present); formerly, Director, Senior Vice
 Jackson(8)                 President, General Counsel, and Assistant Secretary, Hansberger Global Investors, Inc.
 (1951)                     (1996-2006); Director, National Society of Compliance Professionals
 Chief Legal Officer,       (2002-2005)(2006-2009)
 2006-present
----------------------------------------------------------------------------------------------------------------------

(1)      The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the
         Board.

(2)      Represents the year in which Ms. Driscoll was first appointed
         Chairperson of certain DWS funds.

(3)      A publicly held company with securities registered pursuant to Section
         12 of the Securities Exchange Act of 1934.

(4)      The mailing address of Axel Schwarzer is c/o Deutsche Investment
         Management Americas Inc., 345 Park Avenue, New York, New York 10154.
         Mr. Schwarzer is an interested Board Member by virtue of his positions with Deutsche Asset Management. As an interested person, Mr. Schwarzer receives no compensation from the Funds.

(5)      Executive title, not a board directorship.

(6)      As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Funds.

(7)      The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

(8)      Address: 345 Park Avenue, New York, New York 10154.

(9)      Address:  Two International Place, Boston, Massachusetts 02110.

Certain officers hold similar positions for other investment companies for which the Advisor or an affiliate serves as the advisor.

                                      -5-

Officer's Role with Principal Underwriter:  DWS Scudder Distributors, Inc.

 Paul H. Schubert:                         Vice President
 Caroline Pearson:                         Secretary

Board Members' Responsibilities. The officers of the Funds manage its day-to-day operations under the direction of the Board. The primary responsibility of the
Board is to represent the interests of the Funds and to provide oversight of the management of the Funds.

Board Committees. The Board has established the following standing committees:
Audit Committee, Nominating and Governance Committee, Contract Committee, Equity
Oversight Committee, Fixed-Income and Quant Oversight Committee, Marketing and
Shareholder Services Committee, and Operations Committee. For each committee, the Board has adopted a written charter setting forth each committee's responsibilities. Each committee was reconstituted effective April 1, 2008.

Audit Committee: The Audit Committee, which consists entirely of Independent
Board Members, assists the Board in fulfilling its responsibility for oversight of (1) the integrity of the financial statements, (2) the Funds' accounting and financial reporting policies and procedures, (3) the Funds' compliance with legal and regulatory requirements related to accounting and financial reporting and (4) the qualifications, independence and performance of the independent registered public accounting firm for the Funds. It also approves and recommends to the Board the appointment, retention or termination of the independent registered public accounting firm for the Funds, reviews the scope of audit and internal controls, considers and reports to the Board on matters relating to the
Funds' accounting and financial reporting practices, and performs such other tasks as the full Board deems necessary or appropriate. The Audit Committee receives annual representations from the independent registered public accounting firm as to its independence. The members of the Audit Committee are
William McClayton (Chair), Kenneth C. Froewiss (Vice Chair), John W. Ballantine,
Henry P. Becton, Jr., Keith R. Fox and William N. Searcy, Jr. During the
calendar year 2007, the Audit Committee of the Funds' Board held eight (8)
meetings.

Nominating and Governance Committee: The Nominating and Governance Committee,
which consists entirely of Independent Board Members, recommends individuals for membership on the Board, nominates officers, board and committee chairs, vice chairs and committee members, and oversees the operations of the Board. The
Nominating and Governance Committee also reviews recommendations by shareholders for candidates for Board positions. Shareholders may recommend candidates for
Board positions by forwarding their correspondence by US mail or courier service to Dawn-Marie Driscoll, P.O. Box 100176, Cape Coral, FL 33904. The members of the Nominating and Governance Committee are Henry P. Becton, Jr. (Chair),
Rebecca W. Rimel (Vice Chair), Paul K. Freeman and William McClayton. During the
calendar year 2007, the Nominating and Governance Committee of the Funds' Board
performed similar functions and held six (6) meetings.

Contract Committee: The Contract Committee, which consists entirely of
Independent Board Members, reviews at least annually, (a) the Funds' financial arrangements with DIMA and its affiliates, and (b) the Funds' expense ratios.
The members of the Contract Committee are Robert H. Wadsworth (Chair), Keith R.
Fox (Vice Chair), Henry P. Becton, Jr., Richard J. Herring, William McClayton
and Jean Gleason Stromberg. During the calendar year 2007, the Contract Review
Committee of the Funds' Board performed similar functions and held two (2)
meetings.

Equity Oversight Committee: The Equity Oversight Committee reviews the investment operations of those Funds that primarily invest in equity securities
(except for those funds managed by a quantitative investment team). The members of the Equity Oversight Committee are John W. Ballantine (Chair), William
McClayton (Vice Chair), Henry P. Becton, Jr., Keith R. Fox, Richard J. Herring
and Rebecca W. Rimel. During the calendar year 2007, the Equity Oversight
Committee of the Funds' Board performed similar functions and held five (5)
meetings.

Fixed-Income and Quant Oversight Committee: The Fixed-Income and Quant Oversight
Committee reviews the investment operations of those Funds that primarily invest in fixed-income securities or are managed by a quantitative investment team. The members of the Fixed-Income and Quant Oversight Committee are William N. Searcy,
Jr. (Chair), Jean Gleason Stromberg (Vice Chair), Dawn-Marie Driscoll, Paul K.
Freeman, Kenneth C. Froewiss and Robert H. Wadsworth. During the calendar year
2007, the Fixed-Income Oversight Committee of the Funds' Board performed similar functions and held five (5) meetings.

                                      -6-

Marketing and Shareholder Services Committee: The Marketing and Shareholder
Services Committee reviews the Funds' marketing program, sales practices and literature and shareholder services. The members of the Marketing and
Shareholder Services Committee are Richard J. Herring (Chair), Dawn-Marie
Driscoll (Vice Chair), Paul K. Freeman, Rebecca W. Rimel, Jean Gleason Stromberg
and Robert H. Wadsworth. The Marketing and Shareholder Services Committee was
newly established effective April 1, 2008.

The Operations Committee: The Operations Committee reviews the administrative operations, legal affairs and general compliance matters of the Funds. The
Operations Committee reviews administrative matters related to the operations of the Funds, policies and procedures relating to portfolio transactions, custody arrangements, fidelity bond and insurance arrangements, valuation of Fund assets and securities and such other tasks as the full Board deems necessary or appropriate. The Operations Committee also oversees the valuation of the Funds'
securities and other assets and determines, as needed, the fair value of Fund securities or other assets under certain circumstances as described in the
Funds' Valuation Procedures. The Operations Committee has appointed a Valuation
Sub-Committee, which may make determinations of fair value required when the
Operations Committee is not in session. The members of the Operations Committee are Paul K. Freeman (Chair), Dawn-Marie Driscoll (Vice Chair), John W.
Ballantine, Kenneth C. Froewiss, Rebecca W. Rimel and William N. Searcy, Jr. The
members of the Valuation Sub-Committee are Kenneth C. Froewiss (Chair), John W.
Ballantine, Dawn-Marie Driscoll (Alternate), Paul K. Freeman (Alternate),
Rebecca W. Rimel (Alternate) and William N. Searcy, Jr. (Alternate). During the
calendar year 2007, the Operations Committee, which held six (6) meetings, and
Valuation Committee, which held one (1) meeting, except for DWS Blue Chip Fund,
DWS Disciplined Market Neutral Fund, DWS High Income Fund and DWS Technology
Fund which held two (2) meetings, performed similar functions.

Ad Hoc Committees. In addition to the standing committees described above, from time to time the Board may also form ad hoc committees to consider specific issues.

Remuneration. Each Independent Board Member receives compensation from the Funds for his or her services, which includes an annual retainer and an attendance fee for each meeting attended. No additional compensation is paid to any Independent
Board Member for travel time to meetings, attendance at directors' educational seminars or conferences, service on industry or association committees, participation as speakers at directors' conferences or service on special fund industry director task forces or subcommittees. Independent Board Members do not receive any employee benefits such as pension or retirement benefits or health insurance from the Funds or any fund in the DWS fund complex.

Board Members who are officers, directors, employees or stockholders of Deutsche
Asset Management ("DeAM") or its affiliates receive no direct compensation from the Funds, although they are compensated as employees of Deutsche Asset
Management, or its affiliates, and as a result may be deemed to participate in fees paid by the Funds. The following tables show compensation from the Funds and aggregate compensation from all of the funds in the DWS fund complex received by each Independent Board Member during the calendar year 2007. Mr.
Schwarzer is an interested person of the Funds and received no compensation from the Funds or any fund in the DWS fund complex during the relevant periods.

-----------------------------------------------------------------------------------------------------------------

                                                 Aggregate Compensation from Fund/Portfolio
                            -------------------------------------------------------------------------------------
                               Government & Agency            Money            Tax-Exempt            Treasury
Name of Board Member          Securities Portfolio    Market Portfolio      Portfolio            Portfolio
-----------------------------------------------------------------------------------------------------------------
John W. Ballantine                    $7,130                $8,470             $6,660              $3,180
-----------------------------------------------------------------------------------------------------------------
Henry P. Becton, Jr.                      $0                    $0                 $0                  $0
-----------------------------------------------------------------------------------------------------------------
Dawn-Marie Driscoll                       $0                    $0                 $0                  $0
-----------------------------------------------------------------------------------------------------------------
Keith R. Fox                              $0                    $0                 $0                  $0
-----------------------------------------------------------------------------------------------------------------
Paul K. Freeman                       $8,862               $10,460             $8,359              $4,081
-----------------------------------------------------------------------------------------------------------------
Kenneth C. Froewiss                       $0                    $0                 $0                  $0
-----------------------------------------------------------------------------------------------------------------
Richard J. Herring                        $0                    $0                 $0                  $0
-----------------------------------------------------------------------------------------------------------------
William McClayton                     $6,810                $8,080             $6,350              $3,040
-----------------------------------------------------------------------------------------------------------------
Rebecca W. Rimel                          $0                    $0                 $0                  $0
-----------------------------------------------------------------------------------------------------------------

                                      -7-

-----------------------------------------------------------------------------------------------------------------
William N. Searcy, Jr.                    $0                    $0                 $0                  $0
-----------------------------------------------------------------------------------------------------------------
Jean Gleason Stromberg                    $0                    $0                 $0                  $0
-----------------------------------------------------------------------------------------------------------------
Robert H. Wadsworth                   $6,810                $8,080             $6,350              $3,040
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
                                                 Aggregate Compensation from Fund/Portfolio
                            -------------------------------------------------------------------------------------
                                DWS Alternative                                                DWS California
                               Asset Allocation             DWS              DWS Blue             Tax-Free
Name of Board Member               Plus Fund           Balanced Fund        Chip Fund           Income Fund
-----------------------------------------------------------------------------------------------------------------
John W. Ballantine                      $50                $6,340             $4,270              $4,840
-----------------------------------------------------------------------------------------------------------------
Henry P. Becton, Jr.                      $0                    $0                 $0                  $0
-----------------------------------------------------------------------------------------------------------------
Dawn-Marie Driscoll                       $0                    $0                 $0                  $0
-----------------------------------------------------------------------------------------------------------------
Keith R. Fox                              $0                    $0                 $0                  $0
-----------------------------------------------------------------------------------------------------------------
Paul K. Freeman                          $85                $7,826             $5,260              $5,979
-----------------------------------------------------------------------------------------------------------------
Kenneth C. Froewiss                       $0                    $0                 $0                  $0
-----------------------------------------------------------------------------------------------------------------
Richard J. Herring                        $0                    $0                 $0                  $0
-----------------------------------------------------------------------------------------------------------------
William McClayton                        $50                $6,050             $4,080              $4,620
-----------------------------------------------------------------------------------------------------------------
Rebecca W. Rimel                          $0                    $0                 $0                  $0
-----------------------------------------------------------------------------------------------------------------
William N. Searcy, Jr.                    $0                    $0                 $0                  $0
-----------------------------------------------------------------------------------------------------------------
Jean Gleason Stromberg                    $0                    $0                 $0                  $0
-----------------------------------------------------------------------------------------------------------------
Robert H. Wadsworth                      $50                $6,050             $4,080              $4,620
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
                                                Aggregate Compensation from Fund/Portfolio
                           --------------------------------------------------------------------------------------
                                                    DWS Disciplined     DWS Disciplined       DWS Disciplined
                                DWS Core Plus          Long/Short          Long/Short             Market
Name of Board Member           Allocation Fund        Growth Fund          Value Fund          Neutral Fund
-----------------------------------------------------------------------------------------------------------------
John W. Ballantine                   $1,110               $1,070               $1,090             $1,140
-----------------------------------------------------------------------------------------------------------------
Henry P. Becton, Jr.                      $0                   $0                   $0                 $0
-----------------------------------------------------------------------------------------------------------------
Dawn-Marie Driscoll                       $0                   $0                   $0                 $0
-----------------------------------------------------------------------------------------------------------------
Keith R. Fox                              $0                   $0                   $0                 $0
-----------------------------------------------------------------------------------------------------------------
Paul K. Freeman                       $1,403               $1,319               $1,368             $1,440
-----------------------------------------------------------------------------------------------------------------
Kenneth C. Froewiss                       $0                   $0                   $0                 $0
-----------------------------------------------------------------------------------------------------------------
Richard J. Herring                        $0                   $0                   $0                 $0
-----------------------------------------------------------------------------------------------------------------
William McClayton                     $1,050               $1,020               $1,050             $1,100
-----------------------------------------------------------------------------------------------------------------
Rebecca W. Rimel                          $0                   $0                   $0                 $0
-----------------------------------------------------------------------------------------------------------------
William N. Searcy, Jr.                    $0                   $0                   $0                 $0
-----------------------------------------------------------------------------------------------------------------
Jean Gleason Stromberg                    $0                   $0                   $0                 $0
-----------------------------------------------------------------------------------------------------------------
Robert H. Wadsworth                   $1,050               $1,020               $1,050             $1,100
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
                                                Aggregate Compensation from Fund/Portfolio
                           --------------------------------------------------------------------------------------
                                 DWS Dreman           DWS Dreman          DWS Dreman            DWS Dreman
                                Concentrated         High Return           Mid Cap              Small Cap
Name of Board Member              Value Fund          Equity Fund          Value Fund            Value Fund
-----------------------------------------------------------------------------------------------------------------
John W. Ballantine                     $2,050              $11,050              $1,980             $6,630
-----------------------------------------------------------------------------------------------------------------
Henry P. Becton, Jr.                       $0                   $0                  $0                 $0
-----------------------------------------------------------------------------------------------------------------
Dawn-Marie Driscoll                        $0                   $0                  $0                 $0
-----------------------------------------------------------------------------------------------------------------
Keith R. Fox                               $0                   $0                  $0                 $0
-----------------------------------------------------------------------------------------------------------------
Paul K. Freeman                        $2,540              $13,647              $2,448             $8,190
-----------------------------------------------------------------------------------------------------------------
Kenneth C. Froewiss                        $0                   $0                  $0                 $0
-----------------------------------------------------------------------------------------------------------------
Richard J. Herring                         $0                   $0                  $0                 $0
-----------------------------------------------------------------------------------------------------------------
William McClayton                      $1,960              $10,530              $1,890             $6,310
-----------------------------------------------------------------------------------------------------------------
Rebecca W. Rimel                           $0                   $0                  $0                 $0
-----------------------------------------------------------------------------------------------------------------
William N. Searcy, Jr.                     $0                   $0                  $0                 $0
-----------------------------------------------------------------------------------------------------------------
Jean Gleason Stromberg                     $0                   $0                  $0                 $0
-----------------------------------------------------------------------------------------------------------------
Robert H. Wadsworth                    $1,960              $10,530              $1,890             $6,310
-----------------------------------------------------------------------------------------------------------------

                                      -8-

-----------------------------------------------------------------------------------------------------------------
                                                 Aggregate Compensation from Fund/Portfolio
                            -------------------------------------------------------------------------------------
                                                                          DWS Life              DWS Life
                                  DWS High            DWS Large            Compass               Compass
Name of Board Member            Income Fund        Cap Value Fund        Income Fund          Protect Fund
-----------------------------------------------------------------------------------------------------------------
John W. Ballantine                    $6,680              $6,390               $0                    $0
-----------------------------------------------------------------------------------------------------------------
Henry P. Becton, Jr.                      $0                  $0               $0                    $0
-----------------------------------------------------------------------------------------------------------------
Dawn-Marie Driscoll                       $0                  $0               $0                    $0
-----------------------------------------------------------------------------------------------------------------
Keith R. Fox                              $0                  $0               $0                    $0
-----------------------------------------------------------------------------------------------------------------
Paul K. Freeman                       $8,239              $7,870               $0                    $0
-----------------------------------------------------------------------------------------------------------------
Kenneth C. Froewiss                       $0                  $0               $0                    $0
-----------------------------------------------------------------------------------------------------------------
Richard J. Herring                        $0                  $0               $0                    $0
-----------------------------------------------------------------------------------------------------------------
William McClayton                     $6,370              $6,090               $0                    $0
-----------------------------------------------------------------------------------------------------------------
Rebecca W. Rimel                          $0                  $0               $0                    $0
-----------------------------------------------------------------------------------------------------------------
William N. Searcy, Jr.                    $0                  $0               $0                    $0
-----------------------------------------------------------------------------------------------------------------
Jean Gleason Stromberg                    $0                  $0               $0                    $0
-----------------------------------------------------------------------------------------------------------------
Robert H. Wadsworth                   $6,370              $6,090               $0                    $0
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
                                                 Aggregate Compensation from Fund/Portfolio
                            -------------------------------------------------------------------------------------
                                                   DWS New York        DWS Strategic
                             DWS Money Market        Tax-Free           Government            DWS Strategic
Name of Board Member           Prime Series        Income Fund        Securities Fund          Income Fund
-----------------------------------------------------------------------------------------------------------------
John W. Ballantine                    $8,250           $3,670              $6,830                  $3,630
-----------------------------------------------------------------------------------------------------------------
Henry P. Becton, Jr.                      $0               $0                  $0                      $0
-----------------------------------------------------------------------------------------------------------------
Dawn-Marie Driscoll                       $0               $0                  $0                      $0
-----------------------------------------------------------------------------------------------------------------
Keith R. Fox                              $0               $0                  $0                      $0
-----------------------------------------------------------------------------------------------------------------
Paul K. Freeman                      $10,243           $4,542              $8,424                  $4,473
-----------------------------------------------------------------------------------------------------------------
Kenneth C. Froewiss                       $0               $0                  $0                      $0
-----------------------------------------------------------------------------------------------------------------
Richard J. Herring                        $0               $0                  $0                      $0
-----------------------------------------------------------------------------------------------------------------
William McClayton                     $7,870           $3,500              $6,510                  $3,450
-----------------------------------------------------------------------------------------------------------------
Rebecca W. Rimel                          $0               $0                  $0                      $0
-----------------------------------------------------------------------------------------------------------------
William N. Searcy, Jr.                    $0               $0                  $0                      $0
-----------------------------------------------------------------------------------------------------------------

                                      -9-

-----------------------------------------------------------------------------------------------------------------
Jean Gleason Stromberg                    $0               $0                  $0                      $0
-----------------------------------------------------------------------------------------------------------------

Robert H. Wadsworth                   $7,870           $3,500              $6,510                  $3,450
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
                                                 Aggregate Compensation from Fund/Portfolio
                            -------------------------------------------------------------------------------------
Name of Board Member            DWS Target          DWS Target           DWS Target             DWS Target
                                2008 Fund           2010 Fund            2011 Fund              2012 Fund
-----------------------------------------------------------------------------------------------------------------
John W. Ballantine               $1,280                $1,750              $2,070                   $1,910
-----------------------------------------------------------------------------------------------------------------
Henry P. Becton, Jr.                 $0                    $0                  $0                       $0
-----------------------------------------------------------------------------------------------------------------
Dawn-Marie Driscoll                  $0                    $0                  $0                       $0
-----------------------------------------------------------------------------------------------------------------
Keith R. Fox                         $0                    $0                  $0                       $0
-----------------------------------------------------------------------------------------------------------------
Paul K. Freeman                  $1,580                $2,154              $2,552                   $2,345
-----------------------------------------------------------------------------------------------------------------
Kenneth C. Froewiss                  $0                    $0                  $0                       $0
-----------------------------------------------------------------------------------------------------------------
Richard J. Herring                   $0                    $0                  $0                       $0
-----------------------------------------------------------------------------------------------------------------
William McClayton                $1,230                $1,670              $1,960                   $1,810
-----------------------------------------------------------------------------------------------------------------
Rebecca W. Rimel                     $0                    $0                  $0                       $0
-----------------------------------------------------------------------------------------------------------------
William N. Searcy, Jr.               $0                    $0                  $0                       $0
-----------------------------------------------------------------------------------------------------------------
Jean Gleason Stromberg               $0                    $0                  $0                       $0
-----------------------------------------------------------------------------------------------------------------
Robert H. Wadsworth              $1,230                $1,670              $1,960                   $1,810
-----------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
                                                  Aggregate Compensation from Fund/Portfolio
                            ---------------------------------------------------------------------------------------
                                                                                                 Tax-Exempt
                                DWS Target          DWS Target               DWS              California Money
Name of Board Member            2013 Fund            2014 Fund         Technology Fund           Market Fund
-------------------------------------------------------------------------------------------------------------------
John W. Ballantine               $1,670                 $1,690             $5,200                  $2,210
-------------------------------------------------------------------------------------------------------------------
Henry P. Becton, Jr.                 $0                     $0                 $0                      $0
-------------------------------------------------------------------------------------------------------------------
Dawn-Marie Driscoll                  $0                     $0                 $0                      $0
-------------------------------------------------------------------------------------------------------------------
Keith R. Fox                         $0                     $0                 $0                      $0
-------------------------------------------------------------------------------------------------------------------
Paul K. Freeman                  $2,066                 $2,090             $6,413                  $2,727
-------------------------------------------------------------------------------------------------------------------
Kenneth C. Froewiss                  $0                     $0                 $0                      $0
-------------------------------------------------------------------------------------------------------------------
Richard J. Herring                   $0                     $0                 $0                      $0
-------------------------------------------------------------------------------------------------------------------
William McClayton                $1,590                 $1,610             $4,960                  $2,110
-------------------------------------------------------------------------------------------------------------------
Rebecca W. Rimel                     $0                     $0                 $0                      $0
-------------------------------------------------------------------------------------------------------------------
William N. Searcy, Jr.               $0                     $0                 $0                      $0
-------------------------------------------------------------------------------------------------------------------
Jean Gleason Stromberg               $0                     $0                 $0                      $0
-------------------------------------------------------------------------------------------------------------------
Robert H. Wadsworth              $1,590                 $1,610             $4,960                  $2,110
-------------------------------------------------------------------------------------------------------------------

                                      -10-

------------------------------------------------------------------------------
                                                  Total Compensation from
                                                        Fund and DWS
Name of Board Member                                 Fund Complex(1)
------------------------------------------------------------------------------
Independent Board Members
------------------------------------------------------------------------------
John W. Ballantine                                        $215,000
------------------------------------------------------------------------------
Henry P. Becton, Jr.(4)                                   $200,000
------------------------------------------------------------------------------
Dawn-Marie Driscoll(2)(4)                                 $253,000
------------------------------------------------------------------------------
Keith R. Fox(4)                                           $203,000
------------------------------------------------------------------------------
Paul K. Freeman(3)                                        $265,000
------------------------------------------------------------------------------
Kenneth C. Froewiss(4)                                    $200,000
------------------------------------------------------------------------------
Richard J. Herring(4)                                     $195,000
------------------------------------------------------------------------------
William McClayton(5)                                      $205,000
------------------------------------------------------------------------------
Rebecca W. Rimel(4)                                       $194,000
------------------------------------------------------------------------------
William N. Searcy, Jr.(4)                                 $200,000
------------------------------------------------------------------------------
Jean Gleason Stromberg(4)                                 $189,000
------------------------------------------------------------------------------
Robert H. Wadsworth                                       $245,250
------------------------------------------------------------------------------

(1)      The DWS fund complex is composed of 138 funds as of December 31, 2007.

(2)      Includes $50,000 in annual retainer fees received by Ms. Driscoll as
         Chairperson of certain DWS funds.

(3)      Includes $25,000 paid to Dr. Freeman for numerous special meetings of an ad hoc committee in connection with board consolidation initiatives and $50,000 in annual retainer fees received by Dr. Freeman as
         Chairperson of certain DWS funds.

(4)      Aggregate compensation includes amounts paid to the Board Members for special meetings of ad hoc committees of the board in connection with the consolidation of the DWS fund boards and various funds, meetings for considering fund expense simplification initiatives, and consideration of issues specific to the Funds' direct shareholders
         (i.e., those shareholders who did not purchase shares through financial intermediaries). Such amounts totaled $1,000 for Mr. Becton, $1,000 for
         Ms. Driscoll, $1,000 for Mr. Fox, $1,000 for Mr. Froewiss, $1,000 for
         Dr. Herring, $5,000 for Ms. Rimel, $1,000 for Mr. Searcy and $1,000 for
         Ms. Stromberg. These meeting fees were borne by the Advisor.

(5)      Does not include $15,000 to be paid to Mr. McClayton in calendar year
         2008 for numerous special meetings of an ad hoc committee of the former
         Chicago Board in connection with board consolidation initiatives.

Dr. Freeman, prior to his service as Independent Board Member, served as a board member of certain funds in the Deutsche Bank complex ("DB Funds"). In connection with his resignation and the resignation of certain other board members of the
DB Funds on July 30, 2002 (the "Effective Date"), which was part of a restructuring of the boards overseeing the DB Funds, Deutsche Asset Management,
Inc. ("DAMI") agreed to recommend, and, if necessary obtain, directors and officers ("D&O") liability insurance coverage for the prior board members, including Dr. Freeman, that is at least as equivalent in scope and amount to the
D&O coverage provided to the prior board members for the six-year period following the Effective Date. In the event that D&O insurance coverage is not available in the commercial marketplace on commercially reasonable terms from a conventional third party insurer, DeAM reserved the right to provide substantially equivalent protection in the form of an indemnity or financial guarantee from an affiliate of DeAM. The D&O policy in effect prior to the
Effective Date provided aggregate coverage of $25,000,000, subject to a $250,000 per claim deductible.

                                      -11-

Board Member Ownership

Each Board Member owns over $100,000 of shares on an aggregate basis in all DWS funds overseen by the Board as of December 31, 2007. Securities beneficially owned as defined under the 1934 Act include direct and/or indirect ownership of securities where a Board Member's economic interest is tied to the securities, employment ownership and securities when the Board Member can exert voting power and when the Board Member has authority to sell the securities. The dollar ranges are: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000 and over
$100,000.

--------------------------------------------------------------------------------------------------------------------------
                                         Aggregate Dollar Range of Equity Securities in the Fund/Portfolio
                           -----------------------------------------------------------------------------------------------
                                 Government &
                               Agency Securities           Money Market           Tax-Exempt         Treasury Portfolio
Name of Board Member               Portfolio                 Portfolio              Portfolio
--------------------------------------------------------------------------------------------------------------------------
                                                             Independent Board Members
--------------------------------------------------------------------------------------------------------------------------
John W. Ballantine                     None                      None                   None                  None
--------------------------------------------------------------------------------------------------------------------------
Henry P. Becton, Jr.               $1 - $10,000                  None               $1 - $10,000          $1 - $10,000
--------------------------------------------------------------------------------------------------------------------------
Dawn-Marie Driscoll                    None                      None               $1 - $10,000              None
--------------------------------------------------------------------------------------------------------------------------
Keith R. Fox                           None                      None                   None                  None
--------------------------------------------------------------------------------------------------------------------------
Paul K. Freeman                        None                      None                   None                  None
--------------------------------------------------------------------------------------------------------------------------
Kenneth C. Froewiss                    None                      None                   None                  None
--------------------------------------------------------------------------------------------------------------------------
Richard J. Herring                     None                      None                   None                  None
--------------------------------------------------------------------------------------------------------------------------
William McClayton                      None                      None                   None                  None
--------------------------------------------------------------------------------------------------------------------------
Rebecca W. Rimel                       None                      None                   None                  None
--------------------------------------------------------------------------------------------------------------------------
William N. Searcy, Jr.             $1 - $10,000                  None                   None                  None
--------------------------------------------------------------------------------------------------------------------------
Jean Gleason Stromberg                 None                      None                   None                  None
--------------------------------------------------------------------------------------------------------------------------
Robert H. Wadsworth                    None                      None                   None                  None
--------------------------------------------------------------------------------------------------------------------------
                                                              Interested Board Member
--------------------------------------------------------------------------------------------------------------------------
Axel Schwarzer                         None                      None                   None                  None
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                                         Aggregate Dollar Range of Equity Securities in the Fund/Portfolio
                          ------------------------------------------------------------------------------------------------
                                DWS Alternative                                                         DWS California
                               Asset Allocation                 DWS                    DWS                 Tax-Free
Name of Board Member               Plus Fund               Balanced Fund          Blue Chip Fund         Income Fund
--------------------------------------------------------------------------------------------------------------------------
                                                             Independent Board Members
--------------------------------------------------------------------------------------------------------------------------
John W. Ballantine                   None                       None                   None                  None
--------------------------------------------------------------------------------------------------------------------------
Henry P. Becton, Jr.                 None                   $1 - $10,000               None              $1 - $10,000
--------------------------------------------------------------------------------------------------------------------------
Dawn-Marie Driscoll                  None                       None                   None           $10,001 - $50,000
--------------------------------------------------------------------------------------------------------------------------
Keith R. Fox                         None                       None                   None                  None
--------------------------------------------------------------------------------------------------------------------------
Paul K. Freeman                      None                       None                   None                  None
--------------------------------------------------------------------------------------------------------------------------
Kenneth C. Froewiss              $1 - $10,000                   None               $1 - $10,000              None
--------------------------------------------------------------------------------------------------------------------------
Richard J. Herring                   None                       None                   None                  None
--------------------------------------------------------------------------------------------------------------------------
William McClayton                    None                       None                   None                  None
--------------------------------------------------------------------------------------------------------------------------
Rebecca W. Rimel                     None                $10,001 - $50,000             None                  None
--------------------------------------------------------------------------------------------------------------------------
William N. Searcy, Jr.               None                       None                   None                  None
--------------------------------------------------------------------------------------------------------------------------
Jean Gleason Stromberg         $10,001 - $50,000                None               $1 - $10,000              None
--------------------------------------------------------------------------------------------------------------------------
Robert H. Wadsworth                  None                       None                   None                  None
--------------------------------------------------------------------------------------------------------------------------
                                                              Interested Board Member
--------------------------------------------------------------------------------------------------------------------------
Axel Schwarzer                       None                       None                   None                  None
--------------------------------------------------------------------------------------------------------------------------

                                      -12-

---------------------------------------------------------------------------------------------------------------------------
                                          Aggregate Dollar Range of Equity Securities in the Fund/Portfolio
                          -------------------------------------------------------------------------------------------------
                                                           DWS Disciplined        DWS Disciplined       DWS Disciplined
                                    DWS Core                 Long/Short              Long/Short             Market
Name of Board Member          Plus Allocation Fund           Growth Fund             Value Fund          Neutral Fund
----------------------------------------------------------------------------------------------------------------------------
                                                              Independent Board Members
---------------------------------------------------------------------------------------------------------------------------
John W. Ballantine                    None                      None                    None                 None
---------------------------------------------------------------------------------------------------------------------------
Henry P. Becton, Jr.              $1 - $10,000              $1 - $10,000                None                 None
---------------------------------------------------------------------------------------------------------------------------
Dawn-Marie Driscoll                   None                      None                    None                 None
---------------------------------------------------------------------------------------------------------------------------
Keith R. Fox                          None                      None                    None                 None
---------------------------------------------------------------------------------------------------------------------------
Paul K. Freeman                       None                      None                    None                 None
---------------------------------------------------------------------------------------------------------------------------
Kenneth C. Froewiss               $1 - $10,000                  None                    None                 None
---------------------------------------------------------------------------------------------------------------------------
Richard J. Herring                    None                      None                    None           $10,001 - $50,000
---------------------------------------------------------------------------------------------------------------------------
William McClayton                     None                      None                    None                 None
---------------------------------------------------------------------------------------------------------------------------
Rebecca W. Rimel                      None                      None                    None                 None
---------------------------------------------------------------------------------------------------------------------------
William N. Searcy, Jr.                None                      None                    None                 None
---------------------------------------------------------------------------------------------------------------------------
Jean Gleason Stromberg                None                      None                    None                 None
---------------------------------------------------------------------------------------------------------------------------
Robert H. Wadsworth                   None                      None                    None                 None
---------------------------------------------------------------------------------------------------------------------------
                                                               Interested Board Member
---------------------------------------------------------------------------------------------------------------------------
Axel Schwarzer                        None                      None                    None                 None
---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                                       Aggregate Dollar Range of Equity Securities in the Fund/Portfolio
                       ---------------------------------------------------------------------------------------------------
                                DWS Dreman                  DWS Dreman             DWS Dreman            DWS Dreman
                               Concentrated                High Return              Mid Cap               Small Cap
Name of Board Member            Value Fund                 Equity Fund             Value Fund            Value Fund
--------------------------------------------------------------------------------------------------------------------------
                                                           Independent Board Members
--------------------------------------------------------------------------------------------------------------------------
John W. Ballantine                 None                   Over $100,000               None                  None
--------------------------------------------------------------------------------------------------------------------------
Henry P. Becton, Jr.               None                        None               $1 - $10,000              None
--------------------------------------------------------------------------------------------------------------------------
Dawn-Marie Driscoll                None                        None                   None                  None
--------------------------------------------------------------------------------------------------------------------------
Keith R. Fox                       None                        None                   None                  None
--------------------------------------------------------------------------------------------------------------------------
Paul K. Freeman                    None                 $50,001 - $100,000            None              $1 - $10,000
--------------------------------------------------------------------------------------------------------------------------
Kenneth C. Froewiss            $1 - $10,000                    None               $1 - $10,000              None
--------------------------------------------------------------------------------------------------------------------------
Richard J. Herring                 None                        None                   None                  None
--------------------------------------------------------------------------------------------------------------------------
William McClayton                  None                        None                   None                  None
--------------------------------------------------------------------------------------------------------------------------
Rebecca W. Rimel                   None                        None                   None            $10,001 - $50,000
--------------------------------------------------------------------------------------------------------------------------
William N. Searcy, Jr.             None                        None                   None                  None
--------------------------------------------------------------------------------------------------------------------------
Jean Gleason Stromberg             None                        None                   None                  None
--------------------------------------------------------------------------------------------------------------------------
Robert H. Wadsworth                None                        None                   None                  None
--------------------------------------------------------------------------------------------------------------------------
                                                            Interested Board Member
--------------------------------------------------------------------------------------------------------------------------
Axel Schwarzer                     None                        None                   None                  None
--------------------------------------------------------------------------------------------------------------------------

                                      -13-

-----------------------------------------------------------------------------------------------------------------------------
                                          Aggregate Dollar Range of Equity Securities in the Fund/Portfolio
                          ---------------------------------------------------------------------------------------------------
                                                                                      DWS Life               DWS Life
                                    DWS High                  DWS Large                Compass                Compass
Name of Board Member               Income Fund              Cap Value Fund           Income Fund           Protect Fund
-----------------------------------------------------------------------------------------------------------------------------
                                                              Independent Board Members
-----------------------------------------------------------------------------------------------------------------------------
John W. Ballantine                    None                $10,001 - $50,000             None                   None
-----------------------------------------------------------------------------------------------------------------------------
Henry P. Becton, Jr.                  None                   $1 - $10,000               None                   None
-----------------------------------------------------------------------------------------------------------------------------
Dawn-Marie Driscoll                   None                       None                   None                   None
-----------------------------------------------------------------------------------------------------------------------------
Keith R. Fox                          None                       None                   None                   None
-----------------------------------------------------------------------------------------------------------------------------
Paul K. Freeman                $50,001 - $100,000                None                   None                   None
-----------------------------------------------------------------------------------------------------------------------------
Kenneth C. Froewiss                   None                       None                   None                   None
-----------------------------------------------------------------------------------------------------------------------------
Richard J. Herring                    None                       None                   None                   None
-----------------------------------------------------------------------------------------------------------------------------
William McClayton                     None                       None                   None                   None
-----------------------------------------------------------------------------------------------------------------------------
Rebecca W. Rimel                      None                       None                   None                   None
-----------------------------------------------------------------------------------------------------------------------------
William N. Searcy, Jr.                None                       None                   None                   None
-----------------------------------------------------------------------------------------------------------------------------
Jean Gleason Stromberg                None                $10,001 - $50,000             None                   None
-----------------------------------------------------------------------------------------------------------------------------
Robert H. Wadsworth                   None                       None                   None                   None
-----------------------------------------------------------------------------------------------------------------------------
                                                               Interested Board Member
-----------------------------------------------------------------------------------------------------------------------------
Axel Schwarzer                        None                       None                   None                   None
-----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                         Aggregate Dollar Range of Equity Securities in the Fund/Portfolio
                         ---------------------------------------------------------------------------------------------------
                                   DWS Money               DWS New York           DWS Strategic
                                    Market                   Tax-Free               Government            DWS Strategic
Name of Board Member             Prime Series               Income Fund          Securities Fund           Income Fund
----------------------------------------------------------------------------------------------------------------------------
                                                             Independent Board Members
----------------------------------------------------------------------------------------------------------------------------
John W. Ballantine                   None                      None                    None                   None
----------------------------------------------------------------------------------------------------------------------------
Henry P. Becton, Jr.             $1 - $10,000              $1 - $10,000                None                   None
----------------------------------------------------------------------------------------------------------------------------
Dawn-Marie Driscoll              $1 - $10,000                  None                    None                   None
----------------------------------------------------------------------------------------------------------------------------
Keith R. Fox                         None                      None                    None                   None
----------------------------------------------------------------------------------------------------------------------------
Paul K. Freeman                  $1 - $10,000                  None                    None                   None
----------------------------------------------------------------------------------------------------------------------------
Kenneth C. Froewiss                  None                      None                $1 - $10,000           $1 - $10,000
----------------------------------------------------------------------------------------------------------------------------
Richard J. Herring                   None                      None                    None                   None
----------------------------------------------------------------------------------------------------------------------------
William McClayton                Over $100,000                 None                    None                   None
----------------------------------------------------------------------------------------------------------------------------
Rebecca W. Rimel                     None                      None                    None                   None
----------------------------------------------------------------------------------------------------------------------------
William N. Searcy, Jr.               None                      None                $1 - $10,000           $1 - $10,000
----------------------------------------------------------------------------------------------------------------------------
Jean Gleason Stromberg               None                      None                $1 - $10,000               None
----------------------------------------------------------------------------------------------------------------------------
Robert H. Wadsworth              $1 - $10,000                  None                    None                   None
----------------------------------------------------------------------------------------------------------------------------
                                                              Interested Board Member
----------------------------------------------------------------------------------------------------------------------------
Axel Schwarzer                      None                      None                    None                   None
----------------------------------------------------------------------------------------------------------------------------

                                      -14-

----------------------------------------------------------------------------------------------------------------------------
                                          Aggregate Dollar Range of Equity Securities in the Fund/Portfolio
                         ---------------------------------------------------------------------------------------------------
                                  DWS Target               DWS Target             DWS Target               DWS Target
Name of Board Member               2008 Fund                2010 Fund              2011 Fund               2012 Fund
----------------------------------------------------------------------------------------------------------------------------
                                                              Independent Board Members
----------------------------------------------------------------------------------------------------------------------------
John W. Ballantine                   None                     None                   None                     None
----------------------------------------------------------------------------------------------------------------------------
Henry P. Becton, Jr.                 None                     None                   None                     None
----------------------------------------------------------------------------------------------------------------------------
Dawn-Marie Driscoll                  None                     None                   None                     None
----------------------------------------------------------------------------------------------------------------------------
Keith R. Fox                         None                     None                   None                     None
----------------------------------------------------------------------------------------------------------------------------
Paul K. Freeman                      None                     None                   None                     None
----------------------------------------------------------------------------------------------------------------------------
Kenneth C. Froewiss                  None                     None                   None                     None
----------------------------------------------------------------------------------------------------------------------------
Richard J. Herring                   None                     None                   None                     None
----------------------------------------------------------------------------------------------------------------------------
William McClayton                    None                     None                   None                     None
----------------------------------------------------------------------------------------------------------------------------
Rebecca W. Rimel                     None                     None                   None                     None
----------------------------------------------------------------------------------------------------------------------------
William N. Searcy, Jr.               None                     None                   None                     None
----------------------------------------------------------------------------------------------------------------------------
Jean Gleason Stromberg               None                     None                   None                     None
----------------------------------------------------------------------------------------------------------------------------
Robert H. Wadsworth                  None                     None                   None                     None
----------------------------------------------------------------------------------------------------------------------------
                                                               Interested Board Member
----------------------------------------------------------------------------------------------------------------------------
Axel Schwarzer                       None                     None                   None                     None
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                          Aggregate Dollar Range of Equity Securities in the Fund/Portfolio
                        ----------------------------------------------------------------------------------------------------
                                                                                                           Tax-Exempt
                                  DWS Target                DWS Target                 DWS                 California
Name of Board Member               2013 Fund                 2014 Fund           Technology Fund       Money Market Fund
----------------------------------------------------------------------------------------------------------------------------
                                                              Independent Board Members
----------------------------------------------------------------------------------------------------------------------------
John W. Ballantine                   None                      None                    None                   None
----------------------------------------------------------------------------------------------------------------------------
Henry P. Becton, Jr.                 None                      None                 $1-$10,000                None
----------------------------------------------------------------------------------------------------------------------------
Dawn-Marie Driscoll                  None                      None                    None                $1-$10,000
----------------------------------------------------------------------------------------------------------------------------
Keith R. Fox                         None                      None                    None                   None
----------------------------------------------------------------------------------------------------------------------------
Paul K. Freeman                      None                      None                    None                   None
----------------------------------------------------------------------------------------------------------------------------
Kenneth C. Froewiss                  None                      None                    None                   None
----------------------------------------------------------------------------------------------------------------------------
Richard J. Herring                   None                      None                    None                   None
----------------------------------------------------------------------------------------------------------------------------
William McClayton                    None                      None                    None                   None
----------------------------------------------------------------------------------------------------------------------------
Rebecca W. Rimel                     None                      None             $10,001 - $50,000             None
----------------------------------------------------------------------------------------------------------------------------
William N. Searcy, Jr.               None                      None                    None                   None
----------------------------------------------------------------------------------------------------------------------------
Jean Gleason Stromberg               None                      None                    None                   None
----------------------------------------------------------------------------------------------------------------------------
Robert H. Wadsworth                  None                      None                    None                   None
----------------------------------------------------------------------------------------------------------------------------
                                                               Interested Board Member
----------------------------------------------------------------------------------------------------------------------------
Axel Schwarzer                       None                      None                    None                   None
----------------------------------------------------------------------------------------------------------------------------

Investment Management Agreement/Administrative Agreement
--------------------------------------------------------

DWS Balanced Fund, DWS California Tax-Free Income Fund, DWS High Income Fund,
DWS Money Market Prime Series, DWS Strategic Government Securities Fund, DWS
Strategic Income Fund, DWS Target 2010 Fund, DWS Target 2011 Fund, DWS Target
2012 Fund, DWS Target 2013 Fund, DWS Technology Fund, Tax-Exempt California
Money Market Fund and Treasury Portfolio, a series of Investors Cash Trust:

The following supplements the relevant disclosure under Management of the Fund:

The Board and the Fund's shareholders recently approved an amended and restated
investment management agreement (the "Investment Management Agreement") for the
Fund. Pursuant to the Investment Management Agreement, the Advisor provides continuing investment management of the Fund's assets. In addition to the investment management of the Fund's assets, the Advisor determines the investments to be made for the Fund,

                                      -15-

including what portion of its assets remain uninvested in cash or cash equivalents, and with whom the orders for investments are placed, consistent with the Fund's policies as stated in its prospectus and SAI, or as adopted by the Fund's Board. The Advisor will also monitor, to the extent not monitored by the Fund's administrator or other agent, the Fund's compliance with its investment and tax guidelines and other compliance policies.

The Advisor provides assistance to the Fund's Board in valuing the securities and other instruments held by the Fund, to the extent reasonably required by valuation policies and procedures that may be adopted by the Fund.

Pursuant to the Investment Management Agreement, (unless otherwise provided in the agreement or as determined by the Fund's Board and to the extent permitted by applicable law), the Advisor pays the compensation and expenses of all the
Board Members, officers, and executive employees of the Fund, including the
Fund's share of payroll taxes, who are affiliated persons of the Advisor.

The Investment Management Agreement provides that the Fund is generally responsible for expenses that include: fees payable to the Advisor; outside legal, accounting or auditing expenses, including with respect to expenses related to negotiation, acquisition or distribution of portfolio investments;
maintenance of books and records that are maintained by the Fund, the Fund's custodian, or other agents of the Fund; taxes and governmental fees; fees and expenses of the Fund's accounting agent, custodian, sub-custodians, depositories, transfer agents, dividend reimbursing agents and registrars;
payment for portfolio pricing or valuation services to pricing agents, accountants, bankers and other specialists, if any; brokerage commissions or other costs of acquiring or disposing of any portfolio securities or other instruments of the Fund; and litigation expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business.

The Investment Management Agreement allows the Advisor to delegate any of its duties under the Investment Management Agreement to a subadvisor, subject to a majority vote of the Board of the Fund, including a majority of the Board who are not interested persons of the Fund, and, if required by applicable law, subject to a majority vote of the Fund's shareholders.

The Investment Management Agreement provides that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with matters to which the Investment Management Agreement relates, except a loss resulting from willful malfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by the Advisor of its obligations and duties under the
Investment Management Agreement. The Investment Management Agreement may be
terminated at any time, without payment of penalty, by either party or by vote of a majority of the outstanding voting securities of the Fund on 60 days'
written notice.

Effective May 1, 2008, for all services provided under the Investment Management
Agreement, the Fund pays the Advisor a fee, computed daily and paid monthly, at the annual rate as a percentage of net assets shown below:

----------------------------------------- --------------------------------------
Fund                                                 Management Fee Rate
----------------------------------------- --------------------------------------
DWS Balanced Fund                                   0.370% to $1.5 billion
                                                   0.345% next $500 million
                                                   0.310% next $1.5 billion
                                                    0.300% next $2 billion
                                                    0.290% next $2 billion
                                                   0.280% next $2.5 billion
                                                   0.270% next $2.5 billion
                                                      0.260% thereafter
----------------------------------------- --------------------------------------

                                      -16-

----------------------------------------- --------------------------------------
DWS California Tax-Free Income Fund                 0.450% to $250 million
                                                   0.420% next $750 million
                                                   0.400% next $1.5 billion
                                                   0.380% next $2.5 billion
                                                   0.350% next $2.5 billion
                                                   0.330% next $2.5 billion
                                                   0.310% next $2.5 billion
                                                      0.300% thereafter
----------------------------------------- --------------------------------------
DWS High Income Fund                                0.480% to $250 million
                                                   0.450% next $750 million
                                                   0.430% next $1.5 billion
                                                   0.410% next $2.5 billion
                                                   0.380% next $2.5 billion
                                                   0.360% next $2.5 billion
                                                   0.340% next $2.5 billion
                                                      0.320% thereafter
----------------------------------------- --------------------------------------
DWS Money Market Prime Series                       0.400% to $215 billion
                                                   0.275% next $335 million
                                                   0.200% next $250 million
                                                   0.150% next $800 million
                                                   0.140% next $800 million
                                                   0.130% next $800 million
                                                      0.120% thereafter
----------------------------------------- --------------------------------------
DWS Strategic Government Securities Fund            0.350% to $250 million
                                                   0.330% next $750 million
                                                   0.310% next $1.5 billion
                                                   0.300% next $2.5 billion
                                                   0.280% next $2.5 billion
                                                   0.260% next $2.5 billion
                                                   0.240% next $2.5 billion
                                                      0.220% thereafter
----------------------------------------- --------------------------------------
DWS Strategic Income Fund                           0.480% to $250 million
                                                   0.450% next $750 million
                                                   0.430% next $1.5 billion
                                                   0.410% next $2.5 billion
                                                   0.380% next $2.5 billion
                                                   0.360% next $2.5 billion
                                                   0.340% next $2.5 billion
                                                      0.320% thereafter
----------------------------------------- --------------------------------------
DWS Target 2010 Fund                                        0.400%
----------------------------------------- --------------------------------------
DWS Target 2011 Fund                                        0.400%
----------------------------------------- --------------------------------------
DWS Target 2012 Fund                                        0.400%
----------------------------------------- --------------------------------------
DWS Target 2013 Fund                                        0.400%
----------------------------------------- --------------------------------------

                                      -17-

----------------------------------------- --------------------------------------
DWS Technology Fund                                 0.480% to $250 million
                                                   0.450% next $750 million
                                                   0.430% next $1.5 billion
                                                   0.410% next $2.5 billion
                                                   0.380% next $2.5 billion
                                                   0.360% next $2.5 billion
                                                   0.340% next $2.5 billion
                                                      0.320% thereafter
----------------------------------------- --------------------------------------
Tax-Exempt California Money Market Fund             0.120% to $500 million
                                                   0.100% next $500 million
                                                   0.075% next $1.0 billion
                                                   0.060% next $1.0 billion
                                                      0.050% thereafter
----------------------------------------- --------------------------------------
Treasury Portfolio                                          0.050%
----------------------------------------- --------------------------------------

The Fund recently entered into a new administrative services agreement with the
Advisor (the "Administrative Services Agreement"), pursuant to which the Advisor provides administrative services to the Fund including, among others, providing the Fund with personnel, preparing and making required filings on behalf of the
Fund, maintaining books and records for the Fund, and monitoring the valuation of Fund securities. For all services provided under the Administrative Services
Agreement, the Fund pays the Advisor a fee, computed daily and paid monthly, of
0.100% of the Fund's net assets.

Under the Administrative Services Agreement, the Advisor is obligated on a continuous basis to provide such administrative services as the Board of the
Fund reasonably deems necessary for the proper administration of the Fund. The
Advisor provides the Fund with personnel; arranges for the preparation and filing of the Fund's tax returns; prepares and submits reports and meeting materials to the Board and the Fund's shareholders; prepares and files updates to the Fund's prospectus and statement of additional information as well as other reports required to be filed by the SEC; maintains the Fund's records;
provides the Fund with office space, equipment and services; supervises, negotiates the contracts of and monitors the performance of third parties contractors; oversees the tabulation of proxies; monitors the valuation of portfolio securities and monitors compliance with Board-approved valuation procedures; assists in establishing the accounting and tax policies of the Fund;
assists in the resolution of accounting issues that may arise with respect to the Fund; establishes and monitors the Fund's operating expense budgets; reviews and processes the Fund's bills; assists in determining the amount of dividends and distributions available to be paid by the Fund, prepares and arranges dividend notifications and provides information to agents to effect payments thereof; provides to the Board periodic and special reports; provides assistance with investor and public relations matters; and monitors the registration of shares under applicable federal and state law. The Advisor also performs certain fund accounting services under the Administrative Services Agreement. The
Administrative Services Agreement provides that the Advisor will not be liable under the Administrative Services Agreement except for willful misfeasance, bad faith or negligence in the performance of its duties or from the reckless disregard by it of its duties and obligations thereunder.

Subadviser Approval Policy
--------------------------

DWS Balanced Fund, DWS California Tax-Free Income Fund, DWS Disciplined
Long/Short Growth Fund, DWS Disciplined Long/Short Value Fund, DWS Disciplined
Market Neutral Fund, DWS High Income Fund, DWS Large Cap Value Fund, DWS Money
Market Prime Series, DWS Strategic Government Securities Fund, DWS Strategic
Income Fund, DWS Target 2010 Fund, DWS Target 2011 Fund, DWS Target 2012 Fund,
DWS Target 2013 Fund, DWS Technology Fund, Tax-Exempt California Money Market
Fund and Treasury Portfolio, a series of Investors Cash Trust:

The following is added to the disclosure under Management of the Fund:

                                      -18-

The Board and the Fund's shareholders recently approved a new subadvisor policy for the Funds (the "Subadviser Approval Policy"). The Subadviser Approval Policy
permits the Advisor, subject to the approval of the Board, including a majority of the Independent Board Members, to terminate an existing subadvisor or sub-subadvisor and hire another subadvisor or sub-subadvisor, as applicable, and materially amend an existing subadvisory agreement or sub-subadvisory agreement without obtaining shareholder approval. The Funds could not implement the
Subadviser Approval Policy without the Securities and Exchange Commission (the
"SEC") granting the Funds exemptive relief. A number of other mutual fund complexes have obtained exemptive relief with respect to an advisor's ability to appoint, replace or amend the subadvisory agreement with unaffiliated subadvisors and subadvisors that are wholly owned subsidiaries of the advisor.
However, exemptive relief with regard to an advisor's ability to appoint, replace or amend the subadvisory agreement with a subadvisor, who is affiliated with, but not wholly owned subsidiary of the advisor, without shareholder approval, would be more expansive relief than previously granted by the SEC. In addition, exemptive relief with regard to an advisor's ability to appoint, replace or amend a sub-subadvisory agreement with a sub-advisor, without shareholder approval, would be more expansive relief than previously obtained by other mutual fund complexes. Accordingly, there can be no assurance that the
Funds' exemptive application will be granted by the SEC or that it will be sufficiently broad to allow the Funds to implement the Subadviser Approval
Policy as described above. The SEC also has proposed Rule 15a-5 under the
Investment Company Act of 1940, as amended (the "1940 Act") in October 2003 to permit the appointment and termination of subadvisors and amendment to subadvisory agreements without shareholder approval. No action has been taken on proposed Rule 15a-5 under the 1940 Act since it proposal and there is no assurances that the rule will be adopted as proposed. The Funds and the Advisor will be subject to the conditions imposed by the SEC (either by an exemptive order or as part of the final rule) whenever the Advisor acts under the
Subadviser Approval Policy, including any shareholder notice requirements.

Fundamental Investment Policies
-------------------------------

DWS Balanced Fund, DWS California Tax-Free Income Fund, DWS High Income Fund,
DWS Large Cap Value Fund, DWS Money Market Prime Series, DWS Strategic
Government Securities Fund, DWS Strategic Income Fund, DWS Target 2010 Fund, DWS
Target 2011 Fund, DWS Target 2012 Fund, DWS Target 2013 Fund, DWS Technology
Fund, Tax-Exempt California Money Market Fund and Treasury Portfolio, a series of Investors Cash Trust:

The fundamental investment restriction regarding commodities is replaced with the following:

         The Fund may not purchase or sell commodities, except as permitted by the 1940 Act, as amended, and as interpreted or modified by the regulatory authority having jurisdiction, from time to time.

Tax-Exempt California Money Market Fund only:

Effective on or about May 1, 2008, the Fund's fundamental restrictions are replaced with the following:

         The Fund may not:

         (1)      Borrow money, except as permitted under the 1940 Act, as
                  amended, and as interpreted or modified by regulatory
                  authority having jurisdiction, from time to time.

         (2)      Issue senior securities, except as permitted under the 1940
                  Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

         (3)      Engage in the business of underwriting securities issued by others, except to the extent that a Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities.

         (4)      Purchase or sell real estate, which term does not include
                  securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that a Fund reserves freedom of action to hold and to sell real estate acquired as a result of a Fund's ownership of securities.

                                      -19-

         (5)      Purchase or sell commodities, except as permitted by the 1940
                  Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

         (6)      Make loans except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time; or

         (7)      Concentrate its investments in a particular industry, as that term is used in the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

The Fund's disclosure relating to its status as a diversified fund is replaced with the following:

         The Fund has elected to be treated as a diversified investment company, as that term is used in the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

DWS Money Market Prime Series only:

Effective on or about May 1, 2008, the Fund's fundamental restriction regarding concentration is replaced with the following:

         The Fund may not concentrate its investments in a particular industry
         (excluding U.S. Government Obligations), as that term is used in the
         1940 Act, as amended, and as interpreted or modified by the regulatory authority having jurisdiction, from time to time, except that the Fund will invest more than 25% of its total assets in the obligations of banks and other financial institutions.

The relevant paragraph under Investment Restrictions is replaced with the following:

         Because the Fund concentrates its investments in obligations of banks and other financial institutions, changes in the financial condition or market assessment of the financial condition of these entities could have a significant adverse impact on the Fund. Consequently, an investment in the Fund may be riskier than an investment in a money market fund that does not concentrate in obligations of banks and other financial institutions.

DWS Money Market Prime Series only:

Effective on or about May 1, 2008, the following paragraph is added under
Investment Policies and Techniques for DWS Money Market Prime Series:

         Bank and Savings and Loan Obligations. These obligations include negotiable certificates of deposit, bankers' acceptances, deposit notes, fixed time deposits or other short-term bank obligations.
         Certificates of deposit are negotiable certificates evidencing the obligations of a bank to repay funds deposited with it for a specified period of time. The Fund may invest in certificates of deposit of large domestic banks and their foreign branches, large US regulated subsidiaries of large foreign banks (i.e., banks which at the time of their most recent annual financial statements show total assets in excess of $1 billion), large foreign branches of large foreign banks and smaller banks as described below. Although the Fund recognizes that the size of a bank is important, this fact alone is not necessarily indicative of its creditworthiness. Investment in certificates of deposit issued by foreign branches of domestic banks involves investment risks that are different in some respects from those associated with investment in certificates of deposit issued by domestic branches of domestic banks, including the possible imposition of withholding taxes on interest income, the possible adoption of foreign governmental restrictions which might adversely affect

                                      -20-

         the payment of principal and interest on such certificates of deposit, or other adverse political or economic developments. In addition, it might be more difficult to obtain and enforce a judgment against a foreign branch of a domestic bank. Further, foreign branches of foreign banks are not regulated by US banking authorities, and generally are not bound by accounting, auditing and financial reporting standards comparable to US banks.

               Please Retain This Supplement for Future Reference

April 3, 2008

                                      -21-

Supplement to the currently effective Statements of Additional Information of each of the listed funds:

DWS Alternative Asset Allocation Plus Fund      DWS LifeCompass 2040 Fund
DWS Balanced Fund                               DWS LifeCompass Income Fund
DWS Core Plus Allocation Fund                   DWS LifeCompass Protect Fund
DWS LifeCompass 2015 Fund                       DWS LifeCompass Retirement Fund
DWS LifeCompass 2020 Fund                       DWS Lifecycle Long Range Fund
DWS LifeCompass 2030 Fund                       DWS Value Builder Fund

The above-referenced funds will not impose a 2% redemption fee on fund shares acquired (either by purchase or exchange) on or after April 1, 2008. Fund shares acquired (either by purchase or exchange) prior to April 1, 2008, will remain subject to a 2% redemption fee to the extent such fund shares are redeemed or exchanged within 15 days of acquiring them (subject to certain exceptions).

               Please Retain This Supplement for Future Reference

March 6, 2008

<PRE>

                                DWS BALANCED FUND

                     Class A, B, C and Institutional Shares

                       STATEMENT OF ADDITIONAL INFORMATION

                                  March 1, 2008

This Statement of Additional Information is not a prospectus and should be read in conjunction with the prospectuses for DWS Balanced Fund (the "Fund"), dated
March 1, 2008 as amended from time to time, for Class A, B, C and Institutional
Class, copies of which may be obtained without charge by contacting DWS Scudder
Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606, (800)
621-1148 or from the firm from which this Statement of Additional Information was obtained. The prospectuses are also available along with the other materials on the Securities and Exchange Commission's Internet Web site
(http://www.sec.gov).

The Annual Report to Shareholders of the Fund, dated October 31, 2007, accompanies this Statement of Additional Information. The financial statements contained therein, together with accompanying notes, are incorporated by reference and are hereby deemed to be part of this Statement of Additional
Information.

This Statement of Additional Information ("SAI") is incorporated by reference into the corresponding prospectuses for each class of shares of the Fund noted
above.

                                                                            Page
                                                                            ----

                                       i

                             INVESTMENT RESTRICTIONS

Except as otherwise indicated, the Fund's investment objective and policies are not fundamental and may be changed without a vote of shareholders. There can be no assurance that the Fund's objective will be met.

Any investment restrictions herein which involve a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after and is caused by an acquisition or encumbrance of securities or assets of, or borrowings by, the Fund.

The Fund has elected to be classified as a diversified series of an open-end management investment company. A diversified fund may not, with respect to 75%
of total assets, invest more than 5% of total assets in the securities of a single issuer or invest in more than 10% of the outstanding voting securities of such issuer.

As a matter of fundamental policy, the Fund may not:

(1)      borrow money, except as permitted under the Investment Company Act of
         1940, as amended ("1940 Act"), and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(2)      issue senior securities, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(3)      concentrate its investments in a particular industry, as that term is used in the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(4)      engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities;

(5)      purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund's ownership of securities;

(6)      purchase physical commodities or contracts relating to physical commodities; or

(7)      make loans except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

A fundamental policy may not be changed without the approval of a majority of the Fund's outstanding voting shares. As used in this Statement of Additional
Information, a "majority" of the Fund's outstanding shares as defined under the
1940 Act, means the lesser of (a) 67% or more of the voting securities of the
Fund present at such meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present in person or represented by proxy or
(b) more than 50% of the outstanding voting securities of the Fund.

The Trustees of the Trust have voluntarily adopted certain policies and restrictions, which are observed in the conduct of the Fund's affairs.
Non-fundamental policies may be changed by the Trustees of the Trust without requiring prior notice to or approval of shareholders.

As a matter of non-fundamental policy, the Fund currently does not intend to:

(a)      borrow money in an amount greater than 5% of its total assets except
         (i) for temporary or emergency purposes and (ii) by engaging in reverse repurchase agreements, dollar rolls, or other investments or transactions described in the Fund's registration statement which may be deemed to be borrowings;

(b)      enter into either of reverse repurchase agreements or dollar rolls in an amount greater than 5% of its total assets;

(c)      purchase securities on margin or make short sales, except (i) short sales against the box, (ii) in connection with arbitrage transactions,
         (iii) for margin deposits in connection with futures contracts, options or other permitted investments, (iv) that transactions in futures contracts and options shall not be deemed to constitute selling securities short, and (v) that the Fund may obtain such short-term credits as may be necessary for the clearance of securities transactions;

(d)      purchase options, unless the aggregate premiums paid on all such options held by the Fund at any time do not exceed 20% of its total assets; or sell put options, if as a result, the aggregate value of the obligations underlying such put options would exceed 50% of its total assets;

(e)      purchase warrants if as a result, such securities, taken at the lower of cost or market value, would represent more than 5% of the value of the Fund's total assets (for this purpose, warrants acquired in units or attached to securities will be deemed to have no value);

(f)      invest more than 15% of net assets in illiquid securities, including repurchase agreements maturing in more than seven days.

(g)      lend portfolio securities in an amount greater than 33 1/3% of its total assets; and

(h)      acquire securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F)
         or 12(d)(1)(G) of the 1940 Act.

To meet federal income tax requirements for qualification as a regulated investment company, the Fund must, among other things, limit its investments so that at the close of each quarter of its taxable year (1) no more than 25% of the value of its total assets is invested in the securities (other than securities of the US government or a regulated investment company) of a single issuer or two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses or in the securities of one or more qualified publicly traded partnerships, and (2) at least 50% of the value of its total assets is represented by cash, cash items (including receivables),
US government securities, securities of other regulated investment companies and other securities of any issuer that does not represent more than 5% of the value of the Fund's total assets and not more than 10% of the issuer's outstanding voting securities.

Master/feeder Fund Structure. The Board of Trustees has the discretion to retain the current distribution arrangement for the Fund while investing in a master fund in a master/feeder fund structure as described below.

A master/feeder fund structure is one in which a fund (a "feeder fund"), instead of investing directly in a portfolio of securities, invests most or all of its investment assets in a separate registered investment company (the "master fund") with substantially the same investment objective and policies as the feeder fund. Such a structure permits the pooling of assets of two or more feeder funds, preserving separate identities or distribution channels at the feeder fund level. Based on the premise that certain of the expenses of operating an investment portfolio are relatively fixed, a larger investment portfolio may eventually achieve a lower ratio of operating expenses to average net assets. An existing investment company is able to convert to a feeder fund by selling all of its investments, which involves brokerage and other transaction costs and realization of a taxable gain or loss, or by contributing its assets to the master fund and avoiding transaction costs and, if proper procedures are followed, the realization of taxable gain or loss.

                       INVESTMENT POLICIES AND TECHNIQUES

General

The Fund is an open-end management investment company which continuously offers and redeems shares at net asset value (less applicable sales charges or fees).
The Fund is a company of the type commonly known as a mutual fund. The Fund is a series of DWS Balanced Fund (the "Trust"). The Fund offers five classes of shares: Class A, Class B, Class C, Class S and Institutional Class shares.

Investment Techniques

Descriptions in this SAI of a particular investment practice or technique in which the Fund may engage are meant to describe the spectrum of investments that
Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor") in its
discretion might, but is not required to, use in managing the Fund's portfolio assets. The Advisor, may in its discretion at any time employ such practice, technique or instrument for one or more funds but not for all funds advised by
it. Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible or effective for their intended purposes in all markets.
Certain practices, techniques or instruments may not be principal activities of the Fund, but, to the extent employed, could from time to time have a material impact on the Fund's performance.

In addition to the Fund's main investment strategy, the Advisor seeks to enhance returns by employing a global tactical asset allocation (GTAA) overlay strategy.
The GTAA strategy, which Advisor calls iGAP (integrated Global Alpha Platform), is a total return strategy designed to add value by benefiting from short-term and medium-term mis-pricings within global equity, bond and currency markets.
iGAP is expected to have a low correlation to the fund's stock and bond holdings.

The iGAP strategy combines diverse macro investment views from various investment analysts within Deutsche Asset Management. Since a single investment approach rarely works in all market conditions, the views are chosen to diversify investment approaches thereby enhancing the expected return for a given level of risk. The collective views are then used to determine iGAP's positions using a disciplined, risk managed process. The result is a collection of long and short investment positions within global equity, bonds and currencies designed to generate excess returns that have little correlation to major markets. The bond and currency positions are then implemented by the iGAP portfolio managers using futures and forward contracts. The iGAP portfolio managers consider factors such as liquidity, cost, margin requirement and credit quality when selecting the appropriate derivative instrument.

Borrowing. As a matter of fundamental policy, the Fund will not borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. While the Fund's
Board of Trustees does not currently intend to borrow for investment leveraging purposes, if such a strategy were implemented in the future it would increase the Fund's volatility and the risk of loss in a declining market. Borrowing by the Fund will involve special risk considerations. Although the principal of the
Fund's borrowings will be fixed, the Fund's assets may change in value during the time a borrowing is outstanding, thus increasing exposure to capital risk.

The Fund may borrow up to 5% of the Fund's net assets against called and tendered bonds in the Fund.

Bank Loans. The Fund may invest in bank loans, which are typically senior debt obligations of borrowers (issuers) and as such, are considered to hold a senior position in the capital structure of the borrower. These may include loans which hold the most senior position, that hold an equal ranking with other senior debt, or loans that are, in the judgment of the Advisor, in the category of senior debt of the borrower. This capital structure position generally gives the holders of these loans a priority claim on some or all of the borrower's assets in the event of a default. In most cases, these loans are either partially or fully collateralized by the assets of a corporation, partnership, limited liability company or other business entity, or by cash flow that the Advisor believes has a market value at the time of acquisition that equals or exceeds the principal amount of the loan. These loans are often issued in connection with recapitalizations, acquisitions, leveraged buy-outs and refinancings. It is important to note that Moody's and S&P generally rate bank loans a notch or two higher than high yield bonds of the same issuer to reflect their more senior position. The Fund may invest in both fixed- and floating-rate loans. In addition, bank loans can trade either as an "assignment" or "participation."
When the Fund buys an assignment, it is essentially becoming a party to the bank agreement. The vast majority of all trades are assignments and would therefore generally represent the preponderance of bank loans held by the Fund. In certain cases, the Fund may buy bank loans on a participation basis, if for example, the
Fund did not want to become party to the bank agreement. However, in all cases, the Fund will not purchase bank loans where Deutsche Bank, or an affiliate, serves as an agent bank.

Participations and assignments involve credit risk, interest rate risk, liquidity risk, and the risk of being a lender. If the Fund purchases a participation, it may only be able to enforce its rights through the lender, and may assume the credit risk of both the lender and the borrower.

Investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks. For example, if a loan is foreclosed, the purchaser could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is at least conceivable that under emerging legal theories of lender liability, a purchaser could be held liable as a co-lender.

In the case of loans administered by a bank or other financial institution that acts as agent for all holders, if assets held by the agent for the benefit of a purchaser are determined to be subject to the claims of the agent's general creditors, the purchaser might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

In the case of loan participations where a bank or other lending institution serves as financial intermediary between the Fund and the borrower, if the participation does not shift to the fund the direct debtor-creditor relationship with the borrower, Securities and Exchange Commission ("SEC") interpretations require the fund, in some circumstances, to treat both the lending bank or other lending institution and the borrower as issuers for purposes of the Fund's investment policies. Treating a financial intermediary as an issuer of indebtedness may restrict the Fund's ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

US Government Securities. The Fund may invest in obligations issued or guaranteed as to both principal and interest by the US Government, its agencies, instrumentalities or sponsored enterprises ("US Government securities"). The full faith and credit of the US support some US Government securities, such as
US Treasury bills, notes and bonds. Others, such as obligations issued or guaranteed by US Government agencies or instrumentalities, are supported either by (i) the full faith and credit of the US Government (such as securities of the
Small Business Administration), (ii) the right of the issuer to borrow from the
US Treasury (such as securities of the Federal Home Loan Banks), (iii) the discretionary authority of the US Government to purchase the agency's obligations (such as securities of the Federal National Mortgage Association), or (iv) only the credit of the issuer. No assurance can be given that the US
Government will provide financial support to US Government agencies or instrumentalities in the future.

The Fund may also invest in separately traded principal and interest components of securities guaranteed or issued by the US Government or its agencies, instrumentalities or sponsored enterprises if such components are traded independently under the Separate Trading of Registered Interest and Principal of
Securities program ("STRIPS") or any similar program sponsored by the US
Government. STRIPS are sold as zero coupon securities. See "Zero Coupon
Securities."

Custodial Receipts. Custodial receipts are interests in separately traded interest and principal component parts of US Government securities that are issued by banks or brokerage firms and are created by depositing US Government securities into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register.
Custodial receipts include Treasury Receipts ("TRs"), Treasury Investment Growth
Receipts ("TIGRs"), and Certificates of Accrual on Treasury Securities ("CATS").
TIGRs and CATS are interests in private proprietary accounts while TRs and
STRIPS (see "US Government Securities" above) are interests in accounts sponsored by the US Treasury. Receipts are sold as zero coupon securities; for more information, see "Zero Coupon Securities."

The Fund may acquire US Government securities and their unmatured interest coupons that have been separated ("stripped") by their holder, typically a custodian bank or investment brokerage firm. Having separated the interest coupons from the underlying principal of the US Government securities, the holder will resell the stripped securities in custodial receipt programs with a number of different names, including TIGRs and CATS. The stripped coupons are sold separately from the underlying principal, which is usually sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest
(cash) payments. The underlying US Treasury bonds and notes themselves are generally held in book-entry form at a Federal Reserve Bank. Counsel to the underwriters of these certificates or other evidences of ownership of US
Treasury securities have stated that, in their opinion, purchasers of the stripped securities most likely will be deemed the beneficial holders of the underlying US Government securities for federal tax and securities purposes. In the case of CATS and TIGRs, the Internal Revenue Service (the "IRS") has reached this conclusion for the purpose of applying the tax diversification requirements applicable to regulated investment companies such as the Fund. CATS and TIGRs are not considered US Government securities by the staff of the SEC. Further, the IRS conclusion noted above is contained only in a general counsel memorandum, which is an internal document of no precedential value or binding effect, and a private letter ruling, which also may not be relied upon by the
Fund. The Fund is not aware of any binding legislative, judicial or administrative authority on this issue.

Zero Coupon Securities. STRIPS and custodial receipts (TRs, TIGRs and CATS) are sold as zero coupon securities, that is, fixed income securities that have been stripped of their unmatured interest coupons. Zero coupon securities are sold at a (usually substantial) discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. The amount of this discount is accreted over the life of the security, and the accretion constitutes the income earned on the security for both accounting and tax purposes. Because a Fund must distribute the accreted amounts in order to qualify for favorable tax treatment, it may have to sell portfolio securities to generate cash to satisfy the applicable distribution requirements. Because of these features, the market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturity but that pay interest periodically. Zero coupon securities are likely to respond to a greater degree to interest rate changes than are non-zero coupon securities with similar maturity and credit qualities.

Common Stocks. Common stock is issued by companies to raise cash for business purposes and represents a proportionate interest in the issuing companies.
Therefore, the Fund participates in the success or failure of any company in which it holds stock. The market values of common stock can fluctuate significantly, reflecting the business performance of the issuing company, investor perception and general economic and financial market movements. Despite the risk of price volatility, however, common stocks have historically offered a greater potential for long-term gain on investment, compared to other classes of financial assets such as bonds or cash equivalents, although there can be no assurance that this will be true in the future.

Convertible and Preferred Securities. Subject to its investment objectives and policies, the Fund may invest in convertible securities, which are ordinarily preferred stock or long-term debt obligations of an issuer convertible at a stated exchange rate into common stock of the issuer. The market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock. Convertible securities generally rank senior to common stocks in an issuer's capital structure, are consequently of higher quality, and entail less risk than the issuer's common stock.

However, the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. The convertible debt securities in which the Fund may invest are subject to the same rating criteria and downgrade policy as the Fund's investments in fixed income securities.

The Fund, subject to its investment objectives, may purchase preferred stock.
Preferred stock is an equity security, but possesses certain attributes of debt securities and is generally considered a fixed income security. Holders of preferred stock normally have the right to receive dividends at a fixed rate when and as declared by the issuer's board of directors, but do not participate in other amounts available for distribution by the issuing corporation.
Dividends on the preferred stock may be cumulative, and in such cases, all cumulative dividends usually must be paid prior to dividend payments to common stockholders. Because of this preference, preferred stock generally entails less risk than common stocks. Upon liquidation, preferred stock is entitled to a specified liquidation preference, which is generally the same as the par or stated value, and is senior in right of payment to common stock. However, preferred stock is an equity security in that it does not represent a liability of the issuer and therefore does not offer as great a degree of protection of capital or assurance of continued income as investments in corporate debt securities. In addition, preferred stock is subordinated in right of payment to all debt obligations and creditors of the issuer, and convertible preferred stocks may be subordinated to other preferred stock of the same issuer.

Debt Securities. The Fund may invest in debt securities, including bonds of private issuers. Portfolio debt investments will be selected on the basis of, among other things, credit quality, and the fundamental outlooks for currency, economic and interest rate trends, taking into account the ability to hedge a degree of currency or local bond price risk. The Fund may purchase
"investment-grade" bonds, rated Aaa, Aa, A or Baa by Moody's or AAA, AA, A or
BBB by S&P or, if unrated, judged to be of equivalent quality as determined by the Advisor.

The principal risks involved with investments in bonds include interest rate risk, credit risk and pre-payment risk. Interest rate risk refers to the likely decline in the value of bonds as interest rates rise. Generally, longer-term securities are more susceptible to changes in value as a result of interest-rate changes than are shorter-term securities. Credit risk refers to the risk that an issuer of a bond may default with respect to the payment of principal and interest. The lower a bond is rated, the more it is considered to be a speculative or risky investment. Pre-payment risk is commonly associated with pooled debt securities, such as mortgage-backed securities and asset backed securities, but may affect other debt securities as well. When the underlying debt obligations are prepaid ahead of schedule, the return on the security will be lower than expected. Pre-payment rates usually increase when interest rates are falling.

Depositary Receipts. The Fund may invest in sponsored or unsponsored American
Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global
Depositary Receipts ("GDRs"), International Depositary Receipts ("IDRs") and
other types of Depositary Receipts (which, together with ADRs, EDR's, GDRs and
IDRs are hereinafter referred to as "Depositary Receipts"). Depositary Receipts provide indirect investment in securities of foreign issuers. Prices of unsponsored Depositary Receipts may be more volatile than if they were sponsored by the issuer of the underlying securities. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored Depositary Receipts are not obligated to disclose material information in the US and, therefore, there may not be a correlation between such information and the market value of the Depositary Receipts. ADRs are
Depositary Receipts which are bought and sold in the US and are typically issued by a US bank or trust company which evidence ownership of underlying securities by a foreign corporation. GDRs, IDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they may also be issued by US banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a US corporation. Generally, Depositary
Receipts in registered form are designed for use in the US securities markets and Depositary Receipts in bearer form are designed for use in securities markets outside the US. For purposes of a Fund's investment policies, the Fund's investments in ADRs, GDRs and other types of Depositary Receipts will be deemed to be investments in the underlying securities. Depositary Receipts, including those denominated in US dollars will be subject to foreign currency exchange rate risk. However, by investing in US dollar-denominated ADRs rather than directly in foreign issuers' stock, the Fund avoids currency risks during the settlement period. In general, there is a large, liquid market in the US for most ADRs. However, certain Depositary Receipts may not be listed on an exchange and therefore may be illiquid securities.

Direct Debt Instruments. Direct debt instruments are interests in amounts owed by a corporate, governmental or other borrower to lenders (direct loans), to suppliers of goods or services (trade claims or other receivables) or to other parties. The Fund may invest in all types of direct debt investments, but among these investments the Fund currently intends to invest primarily in direct loans and trade claims.

When the Fund participates in a direct loan it will be lending money directly to an issuer. Direct loans generally do not have an underwriter or agent bank, but instead, are negotiated between a company's management team and a lender or group of lenders. Direct loans typically offer better security and structural terms than other types of high yield securities. Direct debt obligations are often the most senior-obligations in an issuer's capital structure or are well-collateralized so that overall risk is lessened.

Trade claims are unsecured rights of payment arising from obligations other than borrowed funds. Trade claims include vendor claims and other receivables that are adequately documented and available for purchase from high-yield broker-dealers. Trade claims typically may sell at a discount. In addition to the risks otherwise associated with low-quality obligations, trade claims have other risks, including the possibility that the amount of the claim may be disputed by the obligor. Trade claims normally would be considered illiquid and pricing can be volatile.

Direct debt instruments involve a risk of loss in case of default or insolvency of the borrower. The Fund will rely primarily upon the creditworthiness of the borrower and/or the collateral for payment of interest and repayment of principal. The value of the Fund's investments may be adversely affected if scheduled interest or principal payments are not made. Because most direct loans will be secured, there will be a smaller risk of loss with direct loans than with an investment in unsecured high yield bonds or trade claims. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness or may pay only a small fraction of the amount owed. Investments in direct debt instruments also involve interest rate risk and liquidity risk. However, interest rate risk is lessened by the generally short-term nature of direct debt instruments and their interest rate structure, which typically floats. To the extent the direct debt instruments in which the Fund invests are considered illiquid, the lack of a liquid secondary market (1) will have an adverse impact on the value of such instruments, (2)
will have an adverse impact on the Fund's ability to dispose of them when necessary to meet the Fund's liquidity needs or in response to a specific economic event, such as a decline in creditworthiness of the issuer, and (3) may make it more difficult for the Fund to assign a value of these instruments for purposes of valuing the Fund's portfolio and calculating its net asset value. In order to lessen liquidity risk, the Fund anticipates investing primarily in direct debt instruments that are quoted and traded in the high yield market and will not invest in these instruments if it would cause more than 15% of the
Fund's net assets to be illiquid. Trade claims may also present a tax risk to the Fund. The Fund will not invest in trade claims if it effects the Fund's qualification as a regulated investment company under Subchapter M of the
Internal Revenue Code of 1986, as amended (the "Code").

Dollar Roll Transactions. Dollar roll transactions consist of the sale by a fund to a bank or broker/dealer (the "counterparty") of GNMA certificates or other
Mortgage-Backed Securities together with a commitment to purchase from the counterparty similar, but not identical, securities at a future date, at the same price. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. A fund receives a fee from the counterparty as consideration for entering into the commitment to purchase. Dollar rolls may be renewed over a period of several months with a different purchase and repurchase price fixed and a cash settlement made at each renewal without physical delivery of securities.
Moreover, the transaction may be preceded by a firm commitment agreement pursuant to which a fund agrees to buy a security on a future date.

A fund will segregate cash, US government securities or other liquid assets in an amount sufficient to meet its purchase obligations under the transactions.

A dollar roll involves costs to a fund. For example, while a fund receives a fee as consideration for agreeing to repurchase the security, a fund forgoes the right to receive all principal and interest payments while the counterparty holds the security. These payments to the counterparty may exceed the fee received by a fund, thereby effectively charging a fund interest on its borrowing. Further, although a fund can estimate the amount of expected principal prepayment over the term of the dollar roll, a variation in the actual amount of prepayment could increase or decrease the cost of a fund's borrowing.

The entry into dollar rolls involves potential risks of loss that are different from those related to the securities underlying the transactions. For example, if the counterparty becomes insolvent, a fund's right to purchase from the counterparty might be restricted. Additionally, the value of such securities may change adversely before a fund is able to purchase them. Similarly, a fund may be required to purchase securities in connection with a dollar roll at a higher price than may otherwise be available on the open market. Since, as noted above, the counterparty is required to deliver a similar, but not identical security to a fund, the security that a fund is required to buy under the dollar roll may be worth less than an identical security. Finally, there can be no assurance that a fund's use of the cash that it receives from a dollar roll will provide a return that exceeds borrowing costs.

Foreign Currencies. Because investments in foreign securities usually will involve currencies of foreign countries, and because the Fund may hold foreign currencies and forward contracts, futures contracts and options on foreign currencies and foreign currency futures contracts, the value of the assets of the Fund as measured in US dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Fund may incur costs and experience conversion difficulties and uncertainties in connection with conversions between various currencies.
Fluctuations in exchange rates may also affect the earning power and asset value of the foreign entity issuing the security.

The strength or weakness of the US dollar against these currencies is responsible for part of the Fund's investment performance. If the dollar falls in value relative to the Japanese yen, for example, the dollar value of a
Japanese stock held in the portfolio will rise even though the price of the stock remains unchanged. Conversely, if the dollar rises in value relative to the yen, the dollar value of the Japanese stock will fall.

Although the Fund values its assets daily in terms of US dollars, it does not intend to convert its holdings of foreign currencies into US dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the
"spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into options or forward or futures contracts to purchase or sell foreign currencies.

Foreign Fixed Income Securities. Since most foreign fixed income securities are not rated, the Fund will invest in foreign fixed income securities based on the
Advisor's analysis without relying on published ratings. Since such investments will be based upon the Advisor's analysis rather than upon published ratings, achievement of the Fund's goals may depend more upon the abilities of the
Advisor than would otherwise be the case.

The value of the foreign fixed income securities held by the Fund, and thus the net asset value of the Fund's shares, generally will fluctuate with (a) changes in the perceived creditworthiness of the issuers of those securities, (b)
movements in interest rates, and (c) changes in the relative values of the currencies in which the Fund's investments in fixed income securities are denominated with respect to the US Dollar. The extent of the fluctuation will depend on various factors, such as the average maturity of the Fund's investments in foreign fixed income securities, and the extent to which the Fund hedges its interest rate, credit and currency exchange rate risks. A longer average maturity generally is associated with a higher level of volatility in the market value of such securities in response to changes in market conditions.

Investments in sovereign debt, including Brady Bonds, involve special risks.
Brady Bonds are debt securities issued under a plan implemented to allow debtor nations to restructure their outstanding commercial bank indebtedness. Foreign governmental issuers of debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or pay interest when due. In the event of default, there may be limited or no legal recourse in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Political conditions, especially a sovereign entity's willingness to meet the terms of its fixed income securities, are of considerable significance. Also, there can be no assurance that the holders of commercial bank loans to the same sovereign entity may not contest payments to the holders of sovereign debt in the event of default under commercial bank loan agreements. In addition, there is no bankruptcy proceeding with respect to sovereign debt on which a sovereign has defaulted, and the Fund may be unable to collect all or any part of its investment in a particular issue. Foreign investment in certain sovereign debt is restricted or controlled to varying degrees, including requiring governmental approval for the repatriation of income, capital or proceed of sales by foreign investors. These restrictions or controls may at times limit or preclude foreign investment in certain sovereign debt or increase the costs and expenses of the Fund. Sovereign debt may be issued as part of debt restructuring and such debt is to be considered speculative. There is a history of defaults with respect to commercial bank loans by public and private entities issuing Brady Bonds. All or a portion of the interest payments and/or principal repayment with respect to Brady Bonds may be uncollateralized.

Foreign Investment. While the Fund's investments in foreign countries offer the potential for substantial appreciation over time, they also involve above-average investment risk in comparison to a mutual fund investing in a broad range of US equity securities. The Fund is designed as a long-term investment and not for short-term trading purposes. The Fund should not be considered a complete investment program. The Fund's net asset value, or price, can fluctuate significantly with changes in stock market levels, political developments, movements in currencies, global investment flows and other factors.

Foreign Securities. Investing in foreign securities involves certain special considerations, including those set forth below, which are not typically associated with investing in US securities and which may favorably or unfavorably affect the Fund's performance. As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies, there may be less publicly available information about a foreign company than about a domestic company. Many foreign securities markets, while growing in volume of trading activity, have substantially less volume than the
US market, and securities of some foreign issuers are less liquid and more volatile than securities of domestic issuers. Similarly, volume and liquidity in most foreign bond markets is less than in the US and, at times, volatility of price can be greater than in the US Fixed commissions on some foreign securities exchanges and bid to asked spreads in foreign bond markets are generally higher than commissions or bid to asked spreads on US markets, although the Advisor will endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less governmental supervision and regulation of securities exchanges, brokers and listed companies in foreign countries than in the US. It may be more difficult for the Fund's agents to keep currently informed about corporate actions in foreign countries which may affect the prices of portfolio securities. Communications between the US and foreign countries may be less reliable than within the US, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Payment for securities without delivery may be required in certain foreign markets. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect US investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the US economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. The Advisor seeks to mitigate the risks associated with the foregoing considerations through continuous professional management.

High Yield/High Risk Bonds. The Fund may purchase debt securities which are rated below investment-grade (commonly referred to as "junk bonds"), that is, rated below Baa by Moody's or below BBB by S&P or Fitch and unrated securities judged to be of equivalent quality as determined by the Advisor. These securities usually entail greater risk (including the possibility of default or bankruptcy of the issuers of such securities), generally involve greater volatility of price and risk to principal and income, and may be less liquid, than securities in the higher rating categories. The lower the ratings of such debt securities, the more their risks render them like equity securities.
Securities rated D may be in default with respect to payment of principal or interest.

Issuers of such high-yield securities often are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher-rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of high-yield securities may experience financial stress.
During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, or the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss from default by the issuer is significantly greater for the holders of high-yield securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. Prices and yields of high-yield securities will fluctuate over time and, during periods of economic uncertainty, volatility of high-yield securities may adversely affect the Fund's net asset value. In addition, investments in high-yield zero coupon or pay-in-kind bonds, rather than income-bearing high-yield securities, may be more speculative and may be subject to greater fluctuations in value due to changes in interest rates.

The Fund may have difficulty disposing of certain high-yield securities because they may have a thin trading market. Because not all dealers maintain markets in all high-yield securities, the Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market may have an adverse effect on the market price and the
Fund's ability to dispose of particular issues and may also make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the Fund's assets. Market quotations generally are available on many high-yield issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. Adverse publicity and investor perceptions may decrease the values and liquidity of high-yield securities. These securities may also involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties.

Credit quality in the high-yield securities market can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security. For these reasons, it is generally the policy of the Advisor not to rely exclusively on ratings issued by established credit rating agencies, but to supplement such ratings with its own independent and on-going review of credit quality. The achievement of the Fund's investment objective by investment in such securities may be more dependent on the Advisor's credit analysis than is the case for higher quality bonds. Should the rating of a portfolio security be downgraded, the Advisor will determine whether it is in the best interests of the Fund to retain or dispose of such security.

Prices for high-yield securities may be affected by legislative and regulatory developments. Also, Congress has from time to time considered legislation which would further restrict or eliminate the corporate tax deduction for interest payments in these securities and regulate corporate restructurings. Such legislation may significantly depress the prices of outstanding securities of this type.

A portion of the high-yield securities acquired by the Fund may be purchased upon issuance, which may involve special risks because the securities so acquired are new issues. In such instances, the Fund may be a substantial purchaser of the issue and therefore have the opportunity to participate in structuring the terms of the offering. Although this may enable the Fund to seek to protect itself against certain risks, the considerations discussed herein would nevertheless remain applicable.

Restructuring Instruments. The Fund may hold distressed securities, which are securities that are in default or in risk of being in default. In connection with an exchange or workout of such securities, the Fund may accept various instruments if the investment adviser determines it is in the best interests of the Fund and consistent with the Fund's investment objective and policies. Such instruments may include, but not limited to, warrants, rights, participation interests in assets sales and contingent-interest obligations.

Illiquid Securities and Restricted Securities. The Fund may purchase securities that are subject to legal or contractual restrictions on resale ("restricted securities"). Generally speaking, restricted securities may be sold (i) only to qualified institutional buyers; (ii) in a privately negotiated transaction to a limited number of purchasers; (iii) in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration; or (iv) in a public offering for which a registration statement is in effect under the Securities Act of 1933, as amended. Issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded.

Restricted securities are often illiquid, but they may also be liquid. For example, restricted securities that are eligible for resale under Rule 144A are often deemed to be liquid.

The Trust's Board has approved guidelines for use by the Advisor in determining whether a security is liquid or illiquid. Among the factors the Advisor may consider in reaching liquidity decisions relating to Rule 144A securities are:
(1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security;
and (4) the nature of the security and the nature of the market for the security
(i.e., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer). Issuers of restricted securities may not be subject to the disclosure and other investor protection requirement that would be applicable if their securities were publicly traded. Where a registration statement is required for the resale of restricted securities, the
Fund may be required to bear all or part of the registration expenses. The Fund may be deemed to be an "underwriter" for purposes of the Securities Act of 1933, as amended, when selling restricted securities to the public and, in such event, the Fund may be liable to purchasers of such securities if the registration statement prepared by the issuer is materially inaccurate or misleading.

The Fund may also purchase securities that are not subject to legal or contractual restrictions on resale, but that are deemed illiquid. Such securities may be illiquid, for example, because there is a limited trading market for them.

The Fund may be unable to sell a restricted or illiquid security. In addition, it may be more difficult to determine a market value for restricted or illiquid securities. Moreover, if adverse market conditions were to develop during the period between the Fund's decision to sell a restricted or illiquid security and the point at which the Fund is permitted or able to sell such security, the Fund might obtain a price less favorable than the price that prevailed when it decided to sell. This investment practice, therefore, could have the effect of increasing the level of illiquidity of the Fund.

Impact of Large Redemptions and Purchases of Fund shares. From time to time, shareholders of the Fund (which may include affiliated and/or non-affiliated registered investment companies that invest in the Fund) may make relatively large redemptions or purchases of Fund shares. These transactions may cause the
Fund to have to sell securities or invest additional cash, as the case may be.
While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on the Fund's performance to the extent that the Fund may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also accelerate the realization of taxable income if sales of securities resulted in capital gains or other income and could also increase transaction costs, which may impact the
Fund's expense ratio.

Indexed Securities. The Fund may invest in indexed securities, the value of which is linked to currencies, interest rates, commodities, indices or other financial indicators ("reference instruments"). Most indexed securities have maturities of three years or less.

Indexed securities differ from other types of debt securities in which the Fund may invest in several respects. First, the interest rate or, unlike other debt securities, the principal amount payable at maturity of an indexed security may vary based on changes in one or more specified reference instruments, such as an interest rate compared with a fixed interest rate or the currency exchange rates between two currencies (neither of which need be the currency in which the instrument is denominated). The reference instrument need not be related to the terms of the indexed security. For example, the principal amount of a US dollar denominated indexed security may vary based on the exchange rate of two foreign currencies. An indexed security may be positively or negatively indexed; that is, its value may increase or decrease if the value of the reference instrument increases. Further, the change in the principal amount payable or the interest rate of an indexed security may be a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s).

Investment in indexed securities involves certain risks. In addition to the credit risk of the security's issuer and the normal risks of price changes in response to changes in interest rates, the principal amount of indexed securities may decrease as a result of changes in the value of reference instruments. Further, in the case of certain indexed securities in which the interest rate is linked to a reference instrument, the interest rate may be reduced to zero, and any further declines in the value of the security may then reduce the principal amount payable on maturity. Finally, indexed securities may be more volatile than the reference instruments underlying the indexed securities.

IPO Risk. Securities issued through an initial public offering (IPO) can experience an immediate drop in value if the demand for the securities does not continue to support the offering price. Information about the issuers of IPO securities is also difficult to acquire since they are new to the market and may not have lengthy operating histories. The Fund may engage in short-term trading in connection with its IPO investments, which could produce higher trading costs and adverse tax consequences. The number of securities issued in an IPO is limited, so it is likely that IPO securities will represent a smaller component of the Fund's portfolio as the Fund's assets increase (and thus have a more limited effect on the Fund's performance).

Interfund Borrowing and Lending Program. The Trust has received exemptive relief from the SEC, which permits the Fund to participate in an interfund lending program among certain investment companies advised by the Advisor. The interfund lending program allows the participating funds to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions designed to ensure fair and equitable treatment of all participating funds, including the following: (1) no fund may borrow money through the program unless it receives a more favorable interest rate than a rate approximating the lowest interest rate at which bank loans would be available to any of the participating funds under a loan agreement; and (2) no fund may lend money through the program unless it receives a more favorable return than that available from an investment in repurchase agreements and, to the extent applicable, money market cash sweep arrangements. In addition, the
Fund may participate in the program only if and to the extent that such participation is consistent with the fund's investment objectives and policies
(for instance, money market funds would normally participate only as lenders and tax exempt funds only as borrowers). Interfund loans and borrowings may extend overnight, but could have a maximum duration of seven days. Loans may be called on one day's notice. The Fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional costs. The program is subject to the oversight and periodic review of the Board of the participating funds. To the extent the Fund is actually engaged in borrowing through the interfund lending program, such borrowings will comply with the Fund's fundamental and non-fundamental policies.

Investing in Emerging Markets. The Fund's investments in foreign securities may be in developed countries or in countries considered by the Fund's Advisor to have developing or "emerging" markets, which involve exposure to economic structures that are generally less diverse and mature than in the US, and to political systems that may be less stable. A developing or emerging market country can be considered to be a country that is in the initial stages of its industrialization cycle. Currently, emerging markets generally include every country in the world other than the US, Canada, Japan, Australia, New Zealand,
Hong Kong, Singapore and most Western European countries. Currently, investing in many emerging markets may not be desirable or feasible because of the lack of adequate custody arrangements for the Fund's assets, overly burdensome repatriation and similar restrictions, the lack of organized and liquid securities markets, unacceptable political risks or other reasons. As opportunities to invest in securities in emerging markets develop, the Fund may expand and further broaden the group of emerging markets in which it invests. In the past, markets of developing or emerging market countries have been more volatile than the markets of developed countries; however, such markets often have provided higher rates of return to investors. The Advisor believe that these characteristics may be expected to continue in the future.

Most emerging securities markets have substantially less volume and are subject to less governmental supervision than US securities markets. Securities of many issuers in emerging markets may be less liquid and more volatile than securities of comparable domestic issuers. In addition, there is less regulation of securities exchanges, securities dealers, and listed and unlisted companies in emerging markets than in the US.

Emerging markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have not kept pace with the volume of securities transactions. Delays in settlement could result in temporary periods when a portion of the assets of the Fund is uninvested and therefore no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser. Costs associated with transactions in foreign securities, particularly in emerging markets, are generally higher than costs associated with transactions in US securities. Such transactions may also involve additional costs for the purchase or sale of foreign currency.

Certain emerging markets require prior governmental approval of investments by foreign persons, limit the amount of investment by foreign persons in a particular company, limit the investment by foreign persons only to a specific class of securities of a company that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors. Certain emerging markets may also restrict investment opportunities in issuers in industries deemed important to national interest. Certain emerging markets may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market's balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments.

In the course of investment in emerging markets, the Fund will be exposed to the direct or indirect consequences of political, social and economic changes in one or more emerging markets. While the Fund will manage its assets in a manner that will seek to minimize the exposure to such risks, there can be no assurance that adverse political, social or economic changes will not cause the Fund to suffer a loss of value in respect of the securities in the Fund's holdings. The risk also exists that an emergency situation may arise in one or more emerging markets as a result of which trading of securities may cease or may be substantially curtailed and prices for the Fund's securities in such markets may not be readily available. The Fund may suspend redemption of its shares for any period during which an emergency exists, as determined by the SEC. Accordingly, if the Fund believes that appropriate circumstances exist, it will promptly apply to the SEC for a determination that an emergency is present. During the period commencing from the Fund's identification of such condition until the date of the SEC action, the Fund's securities in the affected markets will be valued at fair value determined in good faith by or under the direction of the
Trust's Board.

Volume and liquidity in most foreign markets are less than in the US, and securities of many foreign companies are less liquid and more volatile than securities of comparable US companies. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on US exchanges, although the Fund endeavors to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of business and industry practices, securities exchanges, brokers, dealers and listed companies than in the US. Mail service between the US and foreign countries may be slower or less reliable than within the US, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for certificated portfolio securities. In addition, with respect to certain emerging markets, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect the Fund's investments in those countries.
Moreover, individual emerging market economies may differ favorably or unfavorably from the US economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

The Fund may have limited legal recourse in the event of a default with respect to certain debt obligations it holds. If the issuer of a fixed-income security owned by the Fund defaults, the Fund may incur additional expenses to seek recovery. Debt obligations issued by emerging market country governments differ from debt obligations of private entities; remedies from defaults on debt obligations issued by emerging market governments, unlike those on private debt, must be pursued in the courts of the defaulting party itself. The Fund's ability to enforce its rights against private issuers may be limited. The ability to attach assets to enforce a judgment may be limited. Legal recourse is therefore somewhat diminished. Bankruptcy, moratorium and other similar laws applicable to private issuers of debt obligations may be substantially different from those of other countries. The political context, expressed as an emerging market governmental issuer's willingness to meet the terms of the debt obligation, for example, is of considerable importance. In addition, no assurance can be given that the holders of commercial bank debt may not contest payments to the holders of debt obligations in the event of default under commercial bank loan agreements.

Income from securities held by the Fund could be reduced by a withholding tax at the source or other taxes imposed by the emerging market countries in which the
Fund makes its investments. The Fund's net asset value may also be affected by changes in the rates or methods of taxation applicable to the Fund or to entities in which the Fund has invested. The Advisor will consider the cost of any taxes in determining whether to acquire any particular investments, but can provide no assurance that the taxes will not be subject to change.

Many emerging markets have experienced substantial, and, in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain emerging market countries. In an attempt to control inflation, wage and price controls have been imposed in certain countries. Of these countries, some, in recent years, have begun to control inflation through prudent economic policies.

Emerging market governmental issuers are among the largest debtors to commercial banks, foreign governments, international financial organizations and other financial institutions. Certain emerging market governmental issuers have not been able to make payments of interest on or principal of debt obligations as those payments have come due.

Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of those issuers. Governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in any given country. As a result, government actions in the future could have a significant effect on economic conditions in emerging markets, which in turn, may adversely affect companies in the private sector, general market conditions and prices and yields of certain of the securities in the Fund's portfolio.
Expropriation, confiscatory taxation, nationalization, political, economic or social instability or other similar developments have occurred frequently over the history of certain emerging markets and could adversely affect the Fund's assets should these conditions recur. The ability of emerging market country governmental issuers to make timely payments on their obligations is likely to be influenced strongly by the issuer's balance of payments, including export performance, and its access to international credits and investments. An emerging market whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of those commodities. Increased protectionism on the part of an emerging market's trading partners could also adversely affect the country's exports and diminish its trade account surplus, if any. To the extent that emerging markets receive payment for its exports in currencies other than dollars or non-emerging market currencies, its ability to make debt payments denominated in dollars or non-emerging market currencies could be affected.

Another factor bearing on the ability of emerging market countries to repay debt obligations is the level of international reserves of the country. Fluctuations in the level of these reserves affect the amount of foreign exchange readily available for external debt payments and thus could have a bearing on the capacity of emerging market countries to make payments on these debt obligations.

To the extent that an emerging market country cannot generate a trade surplus, it must depend on continuing loans from foreign governments, multilateral organizations or private commercial banks, aid payments from foreign governments and inflows of foreign investment. The access of emerging markets to these forms of external funding may not be certain, and a withdrawal of external funding could adversely affect the capacity of emerging market country governmental issuers to make payments on their obligations. In addition, the cost of servicing emerging market debt obligations can be affected by a change in international interest rates since the majority of these obligations carry interest rates that are adjusted periodically based upon international rates.

Investment Company Securities. The Fund may acquire securities of other investment companies to the extent consistent with its investment objective and subject to the limitations of the 1940 Act. The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies.

For example, the Fund may invest in a variety of investment companies which seek to track the composition and performance of specific indexes or a specific portion of an index. These index-based investments hold substantially all of their assets in securities representing their specific index. Accordingly, the main risk of investing in index-based investments is the same as investing in a portfolio of equity securities comprising the index. The market prices of index-based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their NAVs). Index-based investments may not replicate exactly the performance of their specified index because of transaction costs and because of the temporary unavailability of certain component securities of the index.

Examples of index-based investments include:

SPDRs(R): SPDRs, an acronym for "Standard & Poor's Depositary Receipts," are based on the S&P 500 Composite Stock Price Index. They are issued by the SPDR
Trust, a unit investment trust that holds shares of substantially all the companies in the S&P 500 in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.

MidCap SPDRs(R): MidCap SPDRs are based on the S&P MidCap 400 Index. They are issued by the MidCap SPDR Trust, a unit investment trust that holds a portfolio of securities consisting of substantially all of the common stocks in the S&P
MidCap 400 Index in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.

Select Sector SPDRs(R): Select Sector SPDRs are based on a particular sector or group of industries that are represented by a specified Select Sector Index within the Standard & Poor's Composite Stock Price Index. They are issued by The
Select Sector SPDR Trust, an open-end management investment company with nine portfolios that each seeks to closely track the price performance and dividend yield of a particular Select Sector Index.

DIAMONDS(SM): DIAMONDS are based on the Dow Jones Industrial Average(SM). They are issued by the DIAMONDS Trust, a unit investment trust that holds a portfolio of all the component common stocks of the Dow Jones Industrial Average and seeks to closely track the price performance and dividend yield of the Dow.

Nasdaq-100 Shares: Nasdaq-100 Shares are based on the Nasdaq 100 Index. They are issued by the Nasdaq-100 Trust, a unit investment trust that holds a portfolio consisting of substantially all of the securities, in substantially the same weighting, as the component stocks of the Nasdaq-100 Index and seeks to closely track the price performance and dividend yield of the Index.

Investment-Grade Bonds. The Fund may purchase "investment-grade" bonds, which are those rated Aaa, Aa, A or Baa by Moody's or AAA, AA, A or BBB by S&P or, if
unrated, judged to be of equivalent quality as determined by the Advisor.
Moody's considers bonds it rates Baa to have speculative elements as well as investment-grade characteristics. To the extent that a Fund invests in higher-grade securities, the Fund will not be able to avail itself of opportunities for higher income which may be available at lower grades.

Investment of Uninvested Cash Balances. A Fund may have a cash balance that has not been invested in portfolio securities ("Uninvested Cash"). Uninvested Cash may result from a variety of sources, including dividends or interest received from portfolio securities, unsettled securities transactions, reserves held for investment strategy purposes, assets to cover a Fund's open futures and other derivatives positions, scheduled maturity of investments, liquidation of investment securities to meet anticipated redemptions and dividend payments, and new cash received from investors. Uninvested Cash may be invested directly in money market instruments or other short-term debt obligations. A Fund may use
Uninvested Cash to purchase shares of affiliated money market funds or shares of
Cash Management QP Trust, or other entities for which the Advisor may act as investment advisor now or in the future that operate as cash management investment vehicles but are excluded from the definition of "investment company"
pursuant to Section 3(c)(1) or 3(c)(7) of the 1940 Act (collectively, the
"Central Funds"), provided that any Central Funds will operate in accordance with Rule 2a-7 under the 1940 Act. Investments in such cash management vehicles may exceed the limits of Rule 12(d)(1)(A).

Lending of Portfolio Securities. The Fund may lend its investment securities to approved institutional borrowers who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its investment securities, the Fund attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would belong to the Fund. The Fund may lend its investment securities so long as the terms, structure and the aggregate amount of such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the SEC thereunder, which currently require that (a) the borrower pledge and maintain with the Fund collateral consisting of liquid, unencumbered assets having a value at all times not less than 100% of the value of the securities loaned, (b)
the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by the Fund at any time, and (d) the Fund receives reasonable interest on the loan (which may include the Fund investing any cash collateral in interest bearing short-term investments), and distributions on the loaned securities and any increase in their market value.
There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially.
However, loans will be made only to borrowers selected by the Fund's delegate after a commercially reasonable review of relevant facts and circumstances, including the creditworthiness of the borrower.

At the present time, the staff of the SEC does not object if an investment company pays reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the investment company's Board of Trustees/Directors. In addition, voting rights may pass with the loaned securities, but if a material event occurs affecting an investment on loan, the loan must be called and the securities voted. Pursuant to an exemptive order granted by the SEC, cash collateral received by the Fund may be invested in a money market fund managed by the Advisor (or one of its affiliates).

Mortgage-Backed and Asset-Backed Securities

General. The Fund may invest in mortgage-backed securities, which represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. The Fund may also invest in asset-backed securities, which represent participations in, or are secured by and payable from, assets such as motor vehicle installment sales, installment loan contracts, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements and other categories of receivables. Such securities are generally issued by trusts and special purpose corporations.

Mortgage-backed and asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying mortgage-backed and asset-backed securities can be expected to accelerate, and thus impair the
Fund's ability to reinvest the returns of principal at comparable yields.
Accordingly, the market values of such securities will vary with changes in market interest rates generally and in yield differentials among various kinds of US Government securities and other mortgage-backed and asset-backed securities. Asset-backed securities present certain risks that are not presented by mortgage-backed securities because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. In addition, there is the possibility that, in some cases, recoveries on repossessed collateral may not be available to support payments on these securities. Many mortgage and asset-backed securities may be considered derivative instruments.

Mortgage-Backed. The Fund may invest in mortgage-backed securities, including derivative instruments. Mortgage-backed securities represent direct or indirect participations in or obligations collateralized by and payable from mortgage loans secured by real property. The Fund may invest in mortgage-backed securities issued or guaranteed by US Government agencies or instrumentalities such as the Government National Mortgage Association ("GNMA"), the Federal
National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage
Corporation ("FHLMC"). Obligations of GNMA are backed by the full faith and credit of the US Government. Obligations of FNMA and FHLMC are not backed by the full faith and credit of the US Government but are considered to be of high quality since they are considered to be instrumentalities of the US. The market value and yield of these mortgage-backed securities can vary due to market interest rate fluctuations and early prepayments of underlying mortgages. These securities represent ownership in a pool of Federally insured mortgage loans with a maximum maturity of 30 years. The scheduled monthly interest and principal payments relating to mortgages in the pool will be "passed through" to investors. Government mortgage-backed securities differ from conventional bonds in that principal is paid back to the certificate holders over the life of the loan rather than at maturity. As a result, there will be monthly scheduled payments of principal and interest.

The Fund may invest in mortgage-backed securities issued by non-governmental entities including collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICs"). CMOs are securities collateralized by mortgages, mortgage pass-throughs, mortgage pay-through bonds (bonds representing an interest in a pool of mortgages where the cash flow generated from the mortgage collateral pool is dedicated to bond repayment), and mortgage-backed bonds (general obligations of the issuers payable out of the issuers' general funds and additionally secured by a first lien on a pool of single family detached properties). Many CMOs are issued with a number of classes or series that have different maturities and are retired in sequence.
Investors purchasing such CMOs in the shortest maturities receive or are credited with their pro rata portion of the unscheduled prepayments of principal up to a predetermined portion of the total CMO obligation. Until that portion of such CMO obligation is repaid, investors in the longer maturities receive interest only. Accordingly, the CMOs in the longer maturity series are less likely than other mortgage pass-throughs to be prepaid prior to their stated
maturity. Although some of the mortgages underlying CMOs may be supported by various types of insurance, and some CMOs may be backed by GNMA certificates or other mortgage pass-throughs issued or guaranteed by US Government agencies or instrumentalities, the CMOs themselves are not generally guaranteed.

REMICs are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities, including "regular" interests and "residual" interests. The Fund does not intend to acquire residual interests in REMICs, due to certain disadvantages for regulated investment companies that acquire such interests. Mortgage-backed securities are subject to unscheduled principal payments representing prepayments on the underlying mortgages.
Although these securities may offer yields higher than those available from other types of securities, mortgage-backed securities may be less effective than other types of securities as a means of "locking in" attractive long-term rates because of the prepayment feature. For instance, when interest rates decline, the value of these securities likely will not rise as much as comparable debt securities due to the prepayment feature. In addition, these prepayments can cause the price of a mortgage-backed security originally purchased at a premium to decline in price to its par value, which may result in a loss.

Due to prepayments of the underlying mortgage instruments, mortgage-backed securities do not have a known actual maturity. In the absence of a known maturity, market participants generally refer to an estimated average life. The
Advisor believes that the estimated average life is the most appropriate measure of the maturity of a mortgage-backed security. Accordingly, in order to determine whether such security is a permissible investment, it will be deemed to have a remaining maturity of three years or less if the average life, as estimated by the Advisor, is three years or less at the time of purchase of the security by the Fund. An average life estimate is a function of an assumption regarding anticipated prepayment patterns. The assumption is based upon current interest rates, current conditions in the relevant housing markets and other factors. The assumption is necessarily subjective, and thus different market participants could produce somewhat different average life estimates with regard to the same security. Although the Advisor will monitor the average life of the portfolio securities of the Fund with a portfolio maturity policy and make needed adjustments to comply with the Fund's policy as to average dollar weighted portfolio maturity, there can be no assurance that the average life of portfolio securities as estimated by the Advisor will be the actual average life of such securities.

Asset-Backed Securities. The Fund may invest in asset-backed securities, which represent participations in, or are secured by and payable from, pools of assets including company receivables, truck and auto loans, leases and credit card receivables. The asset pools that back asset-backed securities are securitized through the use of privately formed trusts or special purpose corporations.
Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the trust or corporation, or other credit enhancements may be present. Certain asset-backed securities may be considered derivative instruments.

Privatized Enterprises. Investments in foreign securities may include securities issued by enterprises that have undergone or are currently undergoing privatization. The governments of certain foreign countries have, to varying degrees, embarked on privatization programs contemplating the sale of all or part of their interests in state enterprises. The Fund's investments in the securities of privatized enterprises may include privately negotiated investments in a government or state-owned or controlled company or enterprise that has not yet conducted an initial equity offering, investments in the initial offering of equity securities of a state enterprise or former state enterprise and investments in the securities of a state enterprise following its initial equity offering.

In certain jurisdictions, the ability of foreign entities, such as the Fund, to participate in privatizations may be limited by local law, or the price or terms on which the Fund may be able to participate may be less advantageous than for local investors. Moreover, there can be no assurance that governments that have embarked on privatization programs will continue to divest their ownership of state enterprises, that proposed privatizations will be successful or that governments will not re-nationalize enterprises that have been privatized.

In the case of the enterprises in which the Fund may invest, large blocks of the stock of those enterprises may be held by a small group of stockholders, even after the initial equity offerings by those enterprises. The sale of some portion or all of those blocks could have an adverse effect on the price of the stock of any such enterprise.

Prior to making an initial equity offering, most state enterprises or former state enterprises go through an internal reorganization or management. Such reorganizations are made in an attempt to better enable these enterprises to compete in the private sector. However, certain reorganizations could result in a management team that does not function as well as an enterprise's prior management and may have a negative effect on such enterprise. In addition, the privatization of an enterprise by its government may occur over a number of years, with the government continuing to hold a controlling position in the enterprise even after the initial equity offering for the enterprise.

Prior to privatization, most of the state enterprises in which the Fund may invest enjoy the protection of and receive preferential treatment from the respective sovereigns that own or control them. After making an initial equity offering, these enterprises may no longer have such protection or receive such preferential treatment and may become subject to market competition from which they were previously protected. Some of these enterprises may not be able to operate effectively in a competitive market and may suffer losses or experience bankruptcy due to such competition.

Real Estate Investment Trusts ("REITs"). REITs are sometimes informally categorized into equity REITs, mortgage REITs and hybrid REITs. Investment in
REITs may subject the Fund to risks associated with the direct ownership of real estate, such as decreases in real estate values, overbuilding, increased competition and other risks related to local or general economic conditions, increases in operating costs and property taxes, changes in zoning laws, casualty or condemnation losses, possible environmental liabilities, regulatory limitations on rent and fluctuations in rental income. Equity REITs generally experience these risks directly through fee or leasehold interests, whereas mortgage REITs generally experience these risks indirectly through mortgage interests, unless the mortgage REIT forecloses on the underlying real estate.
Changes in interest rates may also affect the value of the Fund's investment in
REITs. For instance, during periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may diminish the yield on securities issued by those REITs.

Certain REITs have relatively small market capitalizations, which may tend to increase the volatility of the market price of their securities. Furthermore,
REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers and the possibility of failing to qualify for tax-free pass-through of income under the Code, and to maintain exemption from the registration requirements of the 1940 Act. By investing in REITs indirectly through the Fund, a shareholder will bear not only his or her proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs. In addition, REITs depend generally on their ability to generate cash flow to make distributions to shareholders.

Repurchase Agreements. The Fund may invest in repurchase agreements pursuant to its investment guidelines. In a repurchase agreement, the Fund acquires ownership of a security and simultaneously commits to resell that security to the seller, typically a bank or broker/dealer.

A repurchase agreement provides a means for the Fund to earn income on funds for periods as short as overnight. It is an arrangement under which the purchaser
(i.e., the Fund) acquires a security ("Obligation") and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price.
Securities subject to a repurchase agreement are held in a segregated account and, as described in more detail below, the value of such securities is kept at least equal to the repurchase price on a daily basis. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a stated
rate due to the Fund together with the repurchase price upon repurchase. In either case, the income to the Fund is unrelated to the interest rate on the
Obligation itself. Obligations will be held by the custodian or in the Federal
Reserve Book Entry System.

It is not clear whether a court would consider the Obligation purchased by the
Fund subject to a repurchase agreement as being owned by that Fund or as being collateral for a loan by that Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, the Fund may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. If the court characterizes the transaction as a loan and the
Fund has not perfected a security interest in the Obligation, the Fund may be required to return the Obligation to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund would be at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt Obligation purchased for the Fund, the
Advisor seeks to reduce the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the
Obligation. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the Obligation, in which case the Fund may incur a loss if the proceeds to the Fund of the sale to a third party are less than the repurchase price. However, if the market value
(including interest) of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including interest), the Fund will direct the seller of the Obligation to deliver additional securities so that the market value (including interest) of all securities subject to the repurchase agreement will equal or exceed the repurchase price.

Reverse Repurchase Agreements. The Fund may enter into "reverse repurchase agreements," which are repurchase agreements in which the Fund, as the seller of the securities, agrees to repurchase such securities at an agreed time and price. The Fund segregates assets in an amount at least equal to obligations under outstanding reverse repurchase agreements. The Fund will enter into reverse repurchase agreements only when the Advisor believes that the interest income to be earned from the investment of the proceeds of the transaction will be greater than the interest expense of the transaction. Such transactions may increase fluctuations in the market value of Fund assets and its yield.

Short Sales Against the Box. The Fund may make short sales of common stocks if, at all times when a short position is open, the Fund owns the stock or owns preferred stocks or debt securities convertible or exchangeable, without payment of further consideration, into the shares of common stock sold short. Short sales of this kind are referred to as short sales "against the box." The Fund will incur a loss as a result of the short sale if the price of the security increases between the dates of the short sale and the date on which the Fund replaces the borrowed security. The broker/dealer that executes a short sale generally invests cash proceeds of the sale until they are paid to the Fund.
Arrangements may be made with the broker/dealer to obtain a portion of the interest earned by the broker on the investment of short sale proceeds. The Fund will segregate the common stock or convertible or exchangeable preferred stock or debt securities in a special account with the custodian. The Fund will incur transaction costs, including interest expenses in connection with opening, maintaining, and closing short sales against the box. Uncertainty regarding the tax effects of short sales of appreciated investments may limit the extent to which a Fund may enter into short sales against the box.

Small Company Risk. The Advisor believes that many small companies may have sales and earnings growth rates which exceed those of larger companies, and that such growth rates may in turn be reflected in more rapid share price appreciation over time. However, investing in smaller company stocks involves greater risk than is customarily associated with investing in larger, more established companies. For example, smaller companies can have limited product lines, markets, or financial and managerial resources. Smaller companies may also be dependent on one or a few key persons, and may be more susceptible to losses and risks of bankruptcy. Also, the securities of smaller companies may be thinly traded (and therefore have to be sold at a discount from current market prices or sold in small lots over an extended period of time). Transaction costs in smaller company stocks may be higher than those of larger companies.

Sovereign Debt. Investment in sovereign debt can involve a high degree of risk.
The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity's policy toward the International Monetary Fund, and the political constraints to which a governmental entity may be subject.
Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties commitments to lend funds to the governmental entity, which may further impair such debtor's ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt.
Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

Strategic Transactions and Derivatives. The Fund may, but is not required to, utilize various other investment strategies as described below for a variety of purposes, such as hedging various market risks, managing the effective maturity or duration of the fixed-income securities in the Fund's portfolio or enhancing potential gain. These strategies may be executed through the use of derivative contracts.

In the course of pursuing these investment strategies, the Fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other instruments, purchase and sell futures contracts and options thereon, enter into various transactions such as swaps, caps, floors, collars, currency forward contracts, currency futures contracts, currency swaps or options on currencies, or currency futures and various other currency transactions (collectively, all the above are called "Strategic
Transactions"). In addition, Strategic Transactions may also include new techniques, instruments or strategies that are permitted as regulatory changes occur. Strategic Transactions may be used without limit (subject to certain limits imposed by the 1940 Act) to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund's portfolio resulting from securities markets or currency exchange rate fluctuations, to protect the Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of the Fund's portfolio, or to establish a position in the derivatives markets as a substitute for purchasing or selling particular securities. Some Strategic Transactions may also be used to enhance potential gain, consistent with Fund's investment objective. Any or all of these investment techniques may be used at any time and in any combination, and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of the
Fund to utilize these Strategic Transactions successfully will depend on the
Advisor's ability to predict pertinent market movements, which cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic
Transactions will not be used to alter fundamental investment purposes and characteristics of the Fund, and the Fund will segregate assets (or as provided by applicable regulations, enter into certain offsetting positions) to cover its obligations under options, futures, swaps and other derivatives to limit leveraging of the Fund.

Strategic Transactions, including derivative contracts, have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Advisor's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to the Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation the Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell. The use of currency transactions can result in the Fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the
Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Fund's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium.
Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic
Transactions had not been utilized.

General Characteristics of Options. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of fund assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, the Fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The Fund's purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. The Fund is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is
"in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

The Fund's ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an
OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. The
Fund will only sell OTC options (other than OTC currency options) that are subject to a buy-back provision permitting the Fund to require the Counterparty to sell the option back to the Fund at a formula price within seven days. The
Fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Advisor must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. The Fund will engage in OTC option transactions only with US government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers" or broker/dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of A-1 from S&P or P-1 from
Moody's or an equivalent rating from any nationally recognized statistical rating organization ("NRSRO") or, in the case of OTC currency transactions, are determined to be of equivalent credit quality by the Advisor. The staff of the
SEC currently takes the position that OTC options purchased by the Fund, and portfolio securities "covering" the amount of the Fund's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to the Fund's limitation on investing no more than 15% of its net assets in illiquid securities.

If the Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the Fund's income. The sale of put options can also provide income.

The Fund may purchase and sell call options on securities including US Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities)
and Eurodollar instruments that are traded on US and foreign securities exchanges and in the over-the-counter markets, and on securities indices, currencies and futures contracts. All calls sold by the Fund must be "covered"
(i.e., the fund must own the securities or futures contract subject to the call)
or must meet the asset segregation requirements described below as long as the call is outstanding. Even though the Fund will receive the option premium to help protect it against loss, a call sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the
Fund to hold a security or instrument which it might otherwise have sold.

The Fund may purchase and sell put options on securities including US Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities)
and Eurodollar instruments (whether or not it holds the above securities in its portfolio), and on securities indices, currencies and futures contracts other than futures on individual corporate debt and individual equity securities. The
Fund will not sell put options if, as a result, more than 50% of the Fund's total assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price above the market price.

General Characteristics of Futures. The Fund may enter into futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate, currency or equity market changes, and for duration management, risk management and return enhancement purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position.

The Advisor has claimed an exclusion with respect to the Fund and is excluded from the definition of the term "commodity pool operator" under the Commodity
Exchange Act and, therefore is not subject to commodity pool operator registration and regulation under the Commodity Exchange Act. Futures and options on futures may be entered into for bona fide hedging, risk management
(including duration management) or other portfolio and return enhancement management purposes to the extent consistent with the exclusion from commodity pool operator registration. Typically, maintaining a futures contract or selling an option thereon requires the Fund to deposit with a financial intermediary or futures commission merchant as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10%
of the face amount of the contract (but may be higher in some circumstances).
Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the marked to market value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of the Fund.
If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur.

Options on Securities Indices and Other Financial Indices. The Fund also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

Currency Transactions. The Fund may engage in currency transactions with
Counterparties in order to hedge, or manage the risk of the value of portfolio holdings denominated in particular currencies against fluctuations in relative value and to enhance return. Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below. The Fund may enter into currency transactions with Counterparties which have received (or the guarantors of the obligations which have received) a credit rating of A-1 or P-1 by S&P or
Moody's, respectively, or that have an equivalent rating from a NRSRO or (except for OTC currency options) are determined to be of equivalent credit quality by the Advisor.

The Fund's dealings in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps may be used for enhancing return or for hedging involving either specific transactions or portfolio positions except as described below. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of the Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

The Fund generally will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging or cross hedging as described below.

The Fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the fund has or in which the fund expects to have portfolio exposure.

To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which the Fund's portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a commitment or option to sell a currency whose changes in value are generally considered to be correlated to a currency or currencies in which some or all of the Fund's portfolio securities are or are expected to be denominated, in exchange for US dollars. The amount of the commitment or option would not exceed the value of the Fund's securities denominated in correlated currencies. Currency transactions involve some of the same risks and considerations as other transactions with similar instruments.
Currency transactions can result in losses to the Fund if the currency fluctuates in value to a degree or in a direction that is not anticipated.
Further, there is the risk that the perceived correlation between various currencies may not be present or may not be present during the particular time that the Fund is engaging in proxy hedging. If the Fund enters into a currency transaction, the Fund will comply with the asset segregation requirements described below.

Risks of Currency Transactions. Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to the Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

Swaps, Caps, Floors and Collars. Among the Strategic Transactions into which the
Fund may enter are interest rate, currency, and other types of swaps and the purchase or sale of related caps, floors and collars. The Fund expects to enter into these transactions o preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date or to enhance return.
The Fund will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Fund may be obligated to pay. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

Swaps have special risks associated including possible default by the counterparty to the transaction, illiquidity and, where swaps are used for hedges, the risk that the use of a swap could result in losses greater than if the swap had not been employed. Whether the use of swap agreements will be successful in furthering its investment objective will depend on the Advisor's ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Certain swap agreements may be considered to be illiquid because they are two party contracts and because they may have terms of greater than seven days. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.

The Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with a fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as the Fund will segregate assets (or enter into offsetting positions) to cover its obligations under swaps, the Advisor and the Fund believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. The Fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody's or has an equivalent rating from a NRSRO or is determined to be of equivalent credit quality by the
Advisor. If there is a default by the Counterparty, a Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

The Fund may invest up to 15% of its total assets in credit default swaps
(measured by the notional amount of the credit default swap). A credit default swap is a contract between a buyer and a seller of protection against a pre-defined credit event. The buyer of protection pays the seller a fixed regular fee provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or "par value," of the reference obligation in exchange for the reference obligation. Credit default swaps are used as a means of "buying" credit protection, i.e., attempting to mitigate the risk of default or credit quality deterioration in some portion of the Fund's holdings, or
"selling" credit protection, i.e., attempting to gain exposure to an underlying issuer's credit quality characteristics without directly investing in that issuer. No more than 5% of the Fund's total assets may be invested in credit default swaps for purposes of buying credit protection on individual securities if the Fund does not own the underlying security or securities at the time of investment. Where the Fund is a seller of credit protection, it effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. The
Fund will only sell credit protection with respect to securities in which it would be authorized to invest directly. The Fund currently considers credit default swaps to be illiquid and treats the market value of the contract as illiquid for purposes of determining compliance with the Fund's restrictions on investing in illiquid securities.

If the Fund is a buyer of a credit default swap and no event of default occurs, the Fund will lose its investment and recover nothing. However, if the Fund is a buyer and an event of default occurs, the Fund will receive the full notional value of the reference obligation that may have little or no value. As a seller, the Fund receives a fixed rate of income through the term of the contract
(typically between six months and three years), provided that there is no default event. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation. Credit default swaps involve greater risks than if the Fund had invested in the reference obligation directly.

The Fund may use credit default swaps to gain exposure to particular issuers or particular markets through investments in portfolios of credit default swaps, such as Dow Jones CDX.NA.HY certificates. By investing in certificates representing interests in a basket of credit default swaps, the Fund is taking credit risk with respect to an entity or group of entities and providing credit protection to the swap counterparties. For example, the CDX EM is a tradable basket of 19 credit default swaps on country credits which seeks to replicate the returns on the indices of a broad group of emerging markets countries. The credits are a subset of the countries represented by the JPMorgan Emerging
Markets Bond Index Global Diversified. By purchasing interests in CDX EM, the
Fund is gaining emerging markets exposure through a single investment. Unlike other types of credit default swaps which are generally considered illiquid, credit default swap certificates generally can be sold within seven days and are not subject to the Fund's restrictions on investing in illiquid securities.

Risks of Strategic Transactions Outside the US. When conducted outside the US,
Strategic Transactions may not be regulated as rigorously as in the US, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the US of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during non- business hours in the US, (iv)
the imposition of different exercise and settlement terms and procedures and margin requirements than in the US, and (v) lower trading volume and liquidity.

Eurodollar Instruments. The Fund may make investments in Eurodollar instruments for hedging purposes or to enhance potential gain. Eurodollar instruments are US dollar-denominated futures contracts or options thereon which are linked to the
London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. The Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

Combined Transactions. The Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions ("component" transactions), instead of a single Strategic
Transaction, as part of a single or combined strategy when, in the opinion of the Advisor, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Advisor's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Use of Segregated and Other Special Accounts. Many Strategic Transactions, in
addition to other requirements, require that the Fund segregate cash or liquid assets with its custodian to the extent Fund obligations are not otherwise
"covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid assets at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by the Fund will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash or liquid assets sufficient to purchase and deliver the securities if the call is exercised. A call option sold by the Fund on an index will require the Fund to own portfolio securities which correlate with the index or to segregate cash or liquid assets equal to the excess of the index value over the exercise price on a current basis. A put option written by the Fund requires the Fund to segregate cash or liquid assets equal to the exercise price.

Except when the Fund enters into a forward contract for the purchase or sale of a security denominated in a particular currency, which requires no segregation, a currency contract which obligates the Fund to buy or sell currency will generally require the Fund to hold an amount of that currency or liquid assets denominated in that currency equal to the Fund's obligations or to segregate cash or liquid assets equal to the amount of the Fund's obligation.

OTC options entered into by the Fund, including those on securities, currency, financial instruments or indices and OCC issued and exchange listed index options, will generally provide for cash settlement. As a result, when the Fund sells these instruments it will only segregate an amount of cash or liquid assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by the Fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when the Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC issued and exchange listed options sold by the Fund other than those above generally settle with physical delivery, or with an election of either physical delivery or cash settlement and the Fund will segregate an amount of cash or liquid assets equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.

In the case of a futures contract or an option thereon, the Fund must deposit initial margin and possible daily variation margin in addition to segregating cash or liquid assets sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Such liquid assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets.

With respect to swaps, the Fund will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid assets having a value equal to the accrued excess. Caps, floors and collars require segregation of assets with a value equal to the Fund's net obligation, if any.

Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. The Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Strategic
Transactions. For example, the Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating cash or liquid assets if the
Fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, cash or liquid assets equal to any remaining obligation would need to be segregated.

Sub-Prime Mortgage Exposure

The Fund may invest in companies that may be affected by the downturn in the sub-prime mortgage lending market in the US. Sub-prime loans, which tend to have higher interest rates, are made to borrowers who do not qualify for prime rate loans because of their low credit ratings or other factors that suggest that they have a higher probability of defaulting. The downturn in the sub-prime mortgage-lending market has had, and may continue to have, a far-reaching impact on the broader securities market, especially in the sub-prime, asset-backed and other debt related securities markets. In addition to performance issues, the reduced investor demand for sub-prime, asset-backed and other debt related securities as a result of the downturn has created liquidity and valuation issues for these securities. The Fund's investments related to or impacted by the downturn in the sub-prime mortgage lending market may cause the overall value of the Fund to decrease.

Variable Rate Securities. The Fund may invest in Variable Rate Securities, instruments having rates of interest that are adjusted periodically or that
"float" continuously according to formulae intended to minimize fluctuation in values of the instruments. The interest rate of Variable Rate Securities ordinarily is determined by reference to or is a percentage of an objective standard such as a bank's prime rate, the 90-day US Treasury Bill rate, or the rate of return on commercial paper or bank certificates of deposit. Generally, the changes in the interest rate on Variable Rate Securities reduce the fluctuation in the market value of such securities. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less than for fixed-rate obligations. Some Variable Rate Demand
Securities ("Variable Rate Demand Securities") have a demand feature entitling the purchaser to resell the securities at an amount approximately equal to amortized cost or the principal amount thereof plus accrued interest. As is the case for other Variable Rate Securities, the interest rate on Variable Rate
Demand Securities varies according to some objective standard intended to minimize fluctuation in the values of the instruments. The Fund determines the maturity of Variable Rate Securities in accordance with Rule 2a-7, which allows the Fund to consider certain of such instruments as having maturities shorter than the maturity date on the face of the instrument.

Warrants. The holder of a warrant has the right, until the warrant expires, to purchase a given number of shares of a particular issuer at a specified price.
Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move, however, in tandem with the prices of the underlying securities and are, therefore, considered speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. Thus, if a warrant held by the Fund were not exercised by the date of its expiration, the
Fund would lose the entire purchase price of the warrant.

When-Issued Securities. The Fund may from time to time purchase equity and debt securities on a "when-issued," "delayed delivery" or "forward delivery" basis.
The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the securities takes place at a later date. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. When the Fund purchases such securities, it immediately assumes the risks of ownership, including the risk of price fluctuation. Failure to deliver a security purchased on this basis may result in a loss or missed opportunity to make an alternative investment.

To the extent that assets of the Fund are held in cash pending the settlement of a purchase of securities, the Fund would earn no income. While such securities may be sold prior to the settlement date, the Fund intends to purchase them with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time the Fund makes the commitment to purchase a security on this basis, it will record the transaction and reflect the value of the security in determining its net asset value. The market value of the securities may be more or less than the purchase price. The Fund will segregate cash or liquid assets at least equal in value to commitments for such securities.

Portfolio Holdings

In addition to the public disclosure of Fund portfolio holdings through required
Securities and Exchange Commission ("SEC") quarterly filings, the Fund may make its portfolio holdings information publicly available on the DWS Funds' Web site as described in the Fund's prospectus. The Fund does not disseminate non-public information about portfolio holdings except in accordance with policies and procedures adopted by the Fund.

The Fund's procedures permit non-public portfolio holdings information to be shared with Deutsche Asset Management and its affiliates (collectively "DeAM"), subadvisors, if any, custodians, independent registered public accounting firms, attorneys, officers and trustees/directors and each of their respective affiliates and advisers who require access to this information to fulfill their duties to the Fund and are subject to the duties of confidentiality, including the duty not to trade on non-public information, imposed by law or contract, or by the Fund's procedures. This non-public information may also be disclosed, subject to the requirements described below, to securities lending agents, financial printers, proxy voting firms, mutual fund analysts and rating and tracking agencies, or to shareholders in connection with in-kind redemptions
(collectively, "Authorized Third Parties").

Prior to any disclosure of the Fund's non-public portfolio holdings information to Authorized Third Parties, a person authorized by the Fund's Trustees must make a good faith determination in light of the facts then known that the Fund has a legitimate business purpose for providing the information, that the disclosure is in the best interest of the Fund, and that the recipient assents or otherwise has a duty to keep the information confidential and to not trade based on the information received while the information remains non-public. No compensation is received by the Fund or DeAM for disclosing non-public holdings information. Periodic reports regarding these procedures will be provided to the
Fund's Trustees.

Portfolio holdings information distributed by the trading desks of DeAM or a subadvisor for the purpose of facilitating efficient trading of such securities and receipt of relevant research is not subject to the foregoing requirements.
Non-public portfolio holding information does not include portfolio characteristics (other than holdings or subsets of holdings) about the Fund and information derived therefrom, including, but not limited to, how the Fund's investments are divided among various sectors, industries, countries, value and growth stocks, bonds, currencies and cash, types of bonds, bond maturities, duration, bond coupons and bond credit quality ratings so long as the Fund's holdings could not be derived from such information.

Registered investment companies that are subadvised by DeAM may be subject to different portfolio holdings disclosure policies, and neither DeAM nor the
Fund's Trustees exercise control over such policies. In addition, separate account clients of DeAM have access to their portfolio holdings and are not subject to the Fund's portfolio holdings disclosure policy. The portfolio holdings of some of the funds subadvised by DeAM and some of the separate accounts managed by DeAM may substantially overlap with the portfolio holdings of the Fund.

DeAM also manages certain unregistered commingled trusts and creates model portfolios, the portfolio holdings of which may substantially overlap with the portfolio holdings of the Fund. To the extent that investors in these commingled trusts or recipients of model portfolio holdings information may receive portfolio holdings information of their trust or of a model portfolio on a different basis from that on which Fund portfolio holdings information is made public, DeAM has implemented procedures reasonably designed to encourage such investors and recipients to keep such information confidential, and to prevent those investors from trading on the basis of non-public holdings information.

There is no assurance that the Fund's policies and procedures with respect to the disclosure of portfolio holdings information will protect the Fund from the potential misuse of portfolio holdings information by those in possession of that information.

                             MANAGEMENT OF THE FUND

Investment Advisor

DIMA, with headquarters at 345 Park Avenue, New York, New York, is part of
Deutsche Asset Management ("DeAM") the investment advisor for the Fund. Under the supervision of the Board of Trustees of the Trust, DIMA makes the Fund's investment decisions, buys and sells securities for the Fund and conducts research that leads to these purchase and sale decisions. DIMA manages the
Fund's daily investment and business affairs subject to the policies established by the Trust's Board of Trustees. DIMA, has more than 80 years of experience managing mutual funds. DIMA provides a full range of investment advisory services to institutional and retail clients. DIMA is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

DeAM is the marketing name in the US for the asset management activities of
Deutsche Bank AG, DIMA, Deutsche Asset Management, Inc., Deutsche Bank Trust
Company Americas and DWS Trust Company. DeAM is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts, and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles. DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance. The term "DWS Scudder" is the designation given to the products and services provided by DIMA and its affiliates to the DWS Mutual Funds.

The Advisor provides investment counsel for many individuals and institutions, including insurance companies, industrial corporations, and financial and banking organizations, as well as providing investment advice to open- and closed-end SEC registered funds.

The Advisor manages the Fund's daily investment and business affairs subject to the policies established by the Fund's Board of Trustees. The Trustees of the
Trust have overall responsibility for the management of the Fund under
Massachusetts law.

Investment Management Agreement

Pursuant to an investment management agreement with the Fund (the "Agreement"), the Advisor manages the Fund's investments, administers its business affairs, furnishes office facilities and equipment, provides clerical and administrative services and permits its officers and employees to serve without compensation as trustees or officers of the Fund if elected to such positions. To the extent permissible by law, the Advisor may appoint certain of its affiliates as sub-advisors to perform certain of the Advisor's duties.

In certain cases, the investments for the Fund are managed by the same individuals who manage one or more other mutual funds advised by the Advisor that have similar names, objectives and investment styles. You should be aware that the Fund is likely to differ from these other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the
Fund can be expected to vary from those of these other mutual funds.

Certain investments may be appropriate for the Fund and also for other clients advised by the Advisor. Investment decisions for the Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients.
Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by the Fund. Purchase and sale orders for the Fund may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to the Fund.

The current Agreement dated April 5, 2002, was last renewed by the Trustees on
September 19, 2007. The Agreement continues in effect from year to year only if its continuance is approved annually by the vote of a majority of those Trustees who are not parties to such Agreement or interested persons of the Advisor or the Trust ("Independent Trustees" or "Non-interested Trustees"), cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of the Trust's Trustees or of a majority of the outstanding voting securities of the Fund.

The Agreement may be terminated at any time without payment of penalty by either party on sixty days written notice and automatically terminates in the event of assignment.

Under the Agreement, the Advisor regularly provides the Fund with continuing investment management consistent with the Fund's investment objective, policies and restrictions and determines what securities shall be purchased, held or sold and what portion of a Fund's assets shall be held uninvested, subject to the
Trust's Declaration of Trust, By-Laws, the 1940 Act, the Code and to the Fund's
investment objective, policies and restrictions, and subject, further, to such policies and instructions as the Board of Trustees of the Trust may from time to time establish. The Advisor also advises and assists the officers of the Trust in taking such steps as are necessary or appropriate to carry out the decisions of the Trustees and the appropriate committees of the Trustees regarding the conduct of the business of the Fund. Under the Agreement, the Advisor may delegate its duties to a subadvisor.

Under the Agreement, the Advisor also renders administrative services (not otherwise provided by third parties) necessary for the Fund's operations as an open-end investment company including, but not limited to, preparing reports and notices to the Trustees and shareholders; supervising, negotiating contractual arrangements with, and monitoring various third-party service providers to the
Fund (such as the Fund's transfer agent, pricing agents, custodian, accountants and others); preparing and making filings with the SEC and other regulatory agencies; assisting in the preparation and filing of the Fund's federal, state and local tax returns; preparing and filing the Fund's federal excise tax returns; assisting with investor and public relations matters; monitoring the valuation of securities and the calculation of net asset value; monitoring the registration of shares of the Fund under applicable federal and state securities laws; maintaining the Fund's books and records to the extent not otherwise maintained by a third party; assisting in establishing accounting policies of the Fund; assisting in the resolution of accounting and legal issues;
establishing and monitoring the Fund's operating budget; processing the payment of the Fund's bills; assisting the Fund in, and otherwise arranging for, the payment of distributions and dividends; and otherwise assisting the Fund in the conduct of its business, subject to the direction and control of the Trustees.

The Advisor pays the compensation and expenses of all Trustees, officers and executive employees of the Fund affiliated with the Advisor and makes available, without expense to the Trust, the services of such Trustees, officers and employees of the Advisor as may duly be elected officers or Trustees of the
Trust, subject to their individual consent to serve and to any limitations imposed by law and provides the Fund's office space and facilities.

Under its Agreement, the Fund is responsible for all of its other expenses including: organizational costs, fees and expenses incurred in connection with membership in investment company organizations; brokers' commissions; legal, auditing and accounting expenses; insurance; taxes and governmental fees; the fees and expenses of the Transfer Agent; any other expenses of issue, sale, underwriting, distribution, redemption or repurchase of shares; the expenses of and the fees for registering or qualifying securities for sale; the fees and expenses of Trustees, officers and employees of the Fund who are not affiliated with the Advisor; the cost of printing and distributing reports and notices to shareholders; and the fees and disbursements of custodians. The Fund may arrange to have third parties assume all or part of the expenses of sale, underwriting and distribution of shares of the Fund. The Fund is also responsible for its expenses of shareholders' meetings, the cost of responding to shareholders'
inquiries, and its expenses incurred in connection with litigation, proceedings and claims and the legal obligation it may have to indemnify its officers and
Trustees of the Fund with respect thereto.

Pursuant to a sub-accounting and administrator agreement among the Advisor, DWS
Scudder Fund Accounting Corporation ("DWS-SFAC") and State Street Bank and Trust
Company ("SSB"), the Advisor has delegated certain administrative functions to
SSB under the Agreement. The costs and expenses of such delegation are borne by the Advisor, not by the Fund.

The current advisory fee rates are payable monthly at the annual rate shown below.

Average Daily Net Assets                                     DWS Balanced Fund
------------------------                                     -----------------

$0 - $1.50 billion                                                0.470%
$1.5 billion - $2 billion                                         0.445%
$2 billion - $3.5 billion                                         0.410%
$3.5 billion - $5.5 billion                                       0.400%
$5.5 billion - $7.5 billion                                       0.390%
$7.5 billion - $10 billion                                        0.380%
$10 billion - $12.5 billion                                       0.370%
Over $12.5 billion                                                0.360%

The advisory fee is payable monthly provided that the Fund will make such interim payments as may be requested by the Advisor, not to exceed 75% of the amount of the unpaid fee then accrued on the books of the Fund. All of the
Fund's expenses are paid out of gross investment income.

The advisory fees paid by the Fund for its last three fiscal years are shown in the table below.

      Fiscal 2007            Fiscal 2006           Fiscal 2005
      -----------            -----------           -----------

      $ 8,509,900           $9,131,853           $10,227,855

Through November 17, 2008 for Class A shares and March 13, 2008 for Class B and
Class C shares, respectively, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund's total operating expenses at 0.93%, 1.88% and 1.80% for Class A, Class B and Class C shares, respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

In reviewing the terms of the Agreement and in discussions with the Advisor concerning such Agreement, the Independent Trustees of the Trust, are represented by independent counsel at the Fund's expense.

The Agreement provides that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with matters to which the Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by the Advisor of its obligations and duties under the Agreement.

Officers and employees of the Advisor from time to time may have transactions with various banks, including the Fund's custodian bank. It is the Advisor's opinion that the terms and conditions of those transactions which have occurred were not influenced by existing or potential custodial or other Fund relationships.

The Advisor may serve as advisor to other funds with investment objectives and policies similar to those of the Fund that may have different distribution arrangements or expenses, which may affect performance.

None of the officers of the Fund or Trustees of the Trust may have dealings with the Fund as principals in the purchase or sale of securities, except as individual subscribers to or holders of shares of the Fund.

The Advisor may enter into arrangements with affiliates and third party service providers to perform various administrative, back-office and other services relating to client accounts. Such service providers may be located in the US or in non-US jurisdictions.

Subadvisor to the Fund

Deutsche Asset Management International GmbH ("DeAMi"), an investment advisor registered with the US Securities and Exchange Commission, will be the subadvisor for a portion of the large cap value allocation of the Fund upon shareholder approval of the sub-advisory agreement (the "Sub-Advisory
Agreement"). DeAMi, Mainzer Landstrasse 178-190, 60325 Frankfurt am Main,
Germany, will render investment advisory and management services to the Fund pursuant to the terms of the Sub-Advisory Agreement between DeAMi and DIMA.
DeAMi is an affiliate of DIMA and a subsidiary of Deutsche Bank AG. Under the terms of the Sub-Advisory Agreement, DeAMi will manage the investment and reinvestment of a portion of the large cap value allocation of the Fund's portfolio and will provide such investment advice, research and assistance as
DIMA may, from time to time, reasonably request.

DIMA will pay a fee to DeAMi for serving as subadvisor to the Fund at the annual rates shown below:

                                                     Sub-Advisory Fee
Assets Managed by DeAMi (in Euros)         (as a % of average daily net assets)
----------------------------------         ------------------------------------

(euro)0 - (euro)250 million                                    0.300%
(euro)250 million - (euro)500 million                          0.200%
(euro)500 million - (euro)1 billion                            0.120%
(euro)1 billion - (euro)2.5 billion                            0.080%
(euro)2.5 billion - (euro)5 billion                            0.055%
(euro)5 billion - (euro)25 billion                             0.035%
(euro)25 billion - (euro)50 billion                            0.025%
over (euro)50 billion                                          0.015%

Pursuant to DeAM procedures approved by the Boards on behalf of the DWS funds, proof of claim forms are routinely filed on behalf of the DWS funds by a third party service provider, with certain limited exceptions. The Boards of the DWS funds receive periodic reports regarding the implementation of these procedures.

The Sub-Advisory Agreement provides that DeAMi will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with matters to which the Sub-Advisory Agreement relates, except a loss resulting from willful misconduct, bad faith or gross negligence on the part of
DeAMi in the performance of its duties or from reckless disregard by DeAMi of its obligations and duties under the Sub-Advisory Agreement.

Compensation of Portfolio Managers

Portfolio managers are eligible for total compensation comprised of base salary and discretionary incentive compensation.

Base Salary - Base salary generally represents a smaller percentage of portfolio managers' total compensation than discretionary incentive compensation. Base salary is linked to job function, responsibilities and financial services industry peer comparison through the use of extensive market data surveys.

Discretionary Incentive Compensation - Generally, discretionary incentive compensation comprises a greater proportion of total compensation as a portfolio manager's seniority and compensation levels increase. Discretionary incentive compensation is determined based on an analysis of a number of factors, including among other things, the performance of Deutsche Bank, the performance of the Asset Management division, and the employee's individual contribution. In evaluating individual contribution, management will consider a combination of quantitative and qualitative factors. A portion of the portfolio manager's discretionary incentive compensation may be delivered in long-term equity programs (usually in the form or Deutsche Bank equity) (the "Equity Plan"). Top performing portfolio managers may earn discretionary incentive compensation that is a multiple of their base salary.

o        The quantitative analysis of a portfolio manager's individual performance is based on, among other factors, performance of all of the accounts managed by the portfolio manager (which includes the fund and any other accounts managed by the portfolio manager) over a one-, three-, and five-year period relative to the appropriate Morningstar and Lipper peer group universes and/or benchmark index(es) with respect to each account. Additionally, the portfolio manager's
         retail/institutional asset mix is weighted, as appropriate for evaluation purposes. Generally the benchmark index used is a benchmark index set forth in the fund's prospectus to which the fund's performance is compared. Additional or different appropriate peer group or benchmark indices may also be used. Primary weight is given to pre-tax portfolio performance over three-year and five-year time periods (adjusted as appropriate if the portfolio manager has served for less than five years) with lesser consideration given to portfolio performance over a one-year period. The increase or decrease in a fund's assets due to the purchase or sale of fund shares is not considered a material factor.

o        The qualitative analysis of a portfolio manager's individual performance is based on, among other things, the results of an annual management and internal peer review process, and management's assessment of overall portfolio manager contributions to investor relations, the investment process and overall performance (distinct from fund and other account performance). Other factors, including contributions made to the investment team, as well as adherence to
         Compliance Policies and Procedures, Risk Management procedures, the firm's Code of Ethics and "living the values" of the Advisor are also factors.

The quantitative analysis of a portfolio manager's performance is given more weight in determining discretionary incentive compensation that the qualitative portion.

Certain portfolio managers may also participate in the Equity Plan. The amount of equity awarded under the long-term equity programs is generally based on the individual's total compensation package and may comprise from 0% to 30% of the total compensation award. As discretionary incentive compensation increases, the percentage of compensation awarded in Deutsche Bank equity also increases.
Portfolio managers may receive a portion of their equity compensation in the form of shares in the proprietary mutual funds that they manage or support.

Fund Ownership of Portfolio Managers

The following table shows the dollar range of shares owned beneficially and of record by each member of the Fund's portfolio management team in the Fund as well as in all DWS Funds as a group (i.e., those funds advised by Deutsche Asset
Management or its affiliates), including investments by their immediate family members sharing the same household and amounts invested through retirement and deferred compensation plans. This information is provided as of the Fund's most recent fiscal year end.

                                                   Dollar Range of                    Dollar Range of All DWS
Name of Portfolio Manager                         Fund Shares Owned                      Fund Shares Owned
-------------------------                         -----------------                      -----------------
Gary Sullivan                                            $0                             $50,001 - $100,000
Inna Okounkova                                    $10,001 - $50,000                     $100,001 - $500,000
J. Richard Robben                                        $0                                $1 - $10,000
Jin Chen                                            $1 - $10,000                        $100,001 - $500,000
John Brennan                                             $0                                     $0
Julie Abbett                                             $0                             $50,001 - $100,000
Matthew MacDonald                                        $0                              $10,001 - $50,000
Matthias Knerr                                           $0                            $500,001 - $1,000,000
Robert Wang                                       $10,001 - $50,000                     $100,001 - $500,000
Thomas Picciochi                                  $10,001 - $50,000                     $50,001 - $100,000
William Chepolis                                         $0                             $100,001 - $500,000
Julie M. Van Cleave                                      $0                               Over $1,000,000
Thomas Schuessler*                                       $0                             $50,001 - $100,000

*        Thomas Schuessler is expected to join the Fund as a portfolio manager when the shareholders approve of the Sub-Advisory Agreement with DeAMi.

Conflicts of Interest

In addition to managing the assets of the Fund, the Fund's portfolio managers may have responsibility for managing other client accounts of the Advisor or its affiliates. The tables below show, for each portfolio manager, the number and asset size of (1) SEC registered investment companies (or series thereof) other than the Fund, (2) pooled investment vehicles that are not registered investment companies and (3) other accounts (e.g., accounts managed for individuals or organizations) managed by each portfolio manager. Total assets attributed to each portfolio manager in the tables below include total assets of each account managed by them, although the manager may only manage a portion of such account's assets. The tables also show the number of performance based fee accounts, as well as the total assets of the accounts for which the advisory fee is based on the performance of the account. This information is provided as of the Fund's most recent fiscal year end.

Other SEC Registered Investment Companies Managed:

                                      Number of                             Number of Investment
                                     Registered        Total Assets of       Company Accounts       Total Assets of
                                     Investment           Registered               with           Performance-Based
Name of Portfolio Manager             Companies      Investment Companies  Performance-Based Fee     Fee Accounts
-------------------------             ---------      --------------------  ---------------------     ------------
Gary Sullivan                             11            $9,337,180,213               0                    $0
Inna Okounkova                            11            $2,745,352,575               0                    $0
J. Richard Robben                          1              $565,362,202               0                    $0
Jin Chen                                  23            $9,966,187,216               0                    $0
John Brennan                               1              $565,362,202               0                    $0
Julie Abbett                              23            $9,966,187,216               0                    $0
Matthew MacDonald                         15            $7,625,532,798               0                    $0
Matthias Knerr                             4            $3,908,616,290               0                    $0
Robert Wang                               39           $15,424,577,293               0                    $0
Thomas Picciochi                           9             $5,727,459,87               0                    $0
William Chepolis                          15            $7,625,532,798               0                    $0
Julie M. Van Cleave                        4            $4,014,609,038               0                    $0
Thomas Schuessler*                         2            $2,152,173,064               0                    $0

*        Thomas Schuessler is expected to join the Fund as a portfolio manager when the shareholders approve of the Sub-Advisory Agreement with DeAMi.

Other Pooled Investment Vehicles Managed:

                                       Number of                              Number of Pooled
                                        Pooled         Total Assets of      Investment Vehicle      Total Assets of
                                      Investment      Pooled Investment        Accounts with      Performance-Based
Name of Portfolio Manager              Vehicles            Vehicles        Performance-Based Fee     Fee Accounts
-------------------------              --------            --------        ---------------------     ------------
Gary Sullivan                               0                       $0               0                         $0
Inna Okounkova                              4              $97,548,824               0                         $0
J. Richard Robben                           0                       $0               0                         $0
Jin Chen                                   12             $230,948,460               0                         $0
John Brennan                                0                       $0               0                         $0
Julie Abbett                               12             $230,948,460               0                         $0
Matthew MacDonald                           0                       $0               0                         $0
Matthias Knerr                              4              $92,233,860               0                         $0
Robert Wang                                26           $1,528,385,778               2               $460,266,313
Thomas Picciochi                            7           $1,136,657,103               2               $460,266,313
William Chepolis                            0                       $0               0                         $0
Julie M. Van Cleave                         1               $7,102,066               0                         $0
Thomas Schuessler*                          0                       $0               0                         $0

*         Thomas Schuessler is expected to join the Fund as a portfolio manager when the shareholders approve of the Sub-Advisory Agreement with
          DeAMi.

Other Accounts Managed:

                                                                              Number of Other
                                                                               Accounts with      Total Assets of
                                      Number of     Total Assets of Other   Performance-Based      Performance-
Name of Portfolio Manager          Other Accounts          Accounts                 Fee          Based Fee Accounts
-------------------------          --------------          --------                 ---          ------------------
Gary Sullivan                                0                      $0               0                        $0
Inna Okounkova                               0                      $0               0                        $0
J. Richard Robben                            0                      $0               0                        $0
Jin Chen                                     7            $604,328,039               0                        $0
John Brennan                                 0                      $0               0                        $0
Julie Abbett                                 7            $604,328,039               0                        $0
Matthew MacDonald                            0                      $0               0                        $0
Matthias Knerr                               2            $120,181,881               0                        $0
Robert Wang                                 47         $10,957,290,112               2               $89,740,331
Thomas Picciochi                            11            $490,011,315               2               $89,740,331
William Chepolis                             0                      $0               0                        $0
Julie M. Van Cleave                          9            $703,140,652               0                        $0
Thomas Schuessler*                           2          $6,500,000,000               1             $1,200,000,00

*         Thomas Schuessler is expected to join the Fund as a portfolio manager when the shareholders approve of the Sub-Advisory Agreement with
          DeAMi.

In addition to the accounts above, an investment professional may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the Fund. The Advisor has in place a Code of Ethics that is designed to address conflicts of interest and that, among other things, imposes restrictions on the ability of portfolio managers and other "access persons" to invest in securities that may be recommended or traded in the Fund and other client accounts.

Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account, including the following:

o        Certain investments may be appropriate for the Fund and also for other clients advised by the Advisor, including other client accounts managed by the Fund's portfolio management team. Investment decisions for the
         Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. A particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of the Advisor may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results achieved for the Fund may differ from the results achieved for other clients of the Advisor. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be most equitable to each client, generally utilizing a pro rata allocation methodology. In some cases, the allocation procedure could potentially have an adverse effect or positive effect on the price or amount of the securities purchased or sold by the Fund. Purchase and sale orders for the Fund may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to the Fund and the other clients.

o        To the extent that a portfolio manager has responsibilities for managing multiple client accounts, a portfolio manager will need to divide time and attention among relevant accounts. The Advisor attempts to minimize these conflicts by aligning its portfolio management teams by investment strategy and by employing similar investment models across multiple client accounts.

o        In some cases, an apparent conflict may arise where the Advisor has an incentive, such as a performance-based fee, in managing one account and not with respect to other accounts it manages. The Advisor will not determine allocations based on whether it receives a performance-based fee from the client. Additionally, the Advisor has in place supervisory oversight processes to periodically monitor performance deviations for accounts with like strategies.

o        The Advisor and its affiliates and the investment team of the Fund may manage other mutual funds and separate accounts on a long-short basis.
         The simultaneous management of long and short portfolios creates potential conflicts of interest including the risk that short sale activity could adversely affect the market value of the long positions(and vice versa), the risk arising from sequential orders in long and short positions, and the risks associated with receiving opposing orders at the same time. The Advisor has adopted procedures that it believes are reasonably designed to mitigate these potential conflicts of interest. Included in these procedures are specific guidelines developed to ensure fair and equitable treatment for all clients whose accounts are managed by each Fund's portfolio management team. The Advisor and the portfolio management team have established monitoring procedures, a protocol for supervisory reviews, as well as compliance oversight to ensure that potential conflicts of interest relating to this type of activity are properly addressed.

The Advisor is owned by Deutsche Bank AG, a multi-national financial services company. Therefore, the Advisor is affiliated with a variety of entities that provide, and/or engage in commercial banking, insurance, brokerage, investment banking, financial advisory, broker-dealer activities (including sales and trading), hedge funds, real estate and private equity investing, in addition to the provision of investment management services to institutional and individual investors. Since Deutsche Bank AG, its affiliates, directors, officers and employees (the "Firm") are engaged in businesses and have interests other than managing asset management accounts, such other activities involve real, potential or apparent conflicts of interest. These interests and activities include potential advisory, transactional and financial activities and other interests in securities and companies that may be directly or indirectly purchased or sold by the Firm for its clients' advisory accounts. These are considerations of which advisory clients should be aware and which may cause conflicts that could be to the disadvantage of the Advisor's advisory clients.
The Advisor has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest and, as appropriate, to report them to the Fund's Board.

Codes of Ethics

The Fund, the Advisor and the Fund's principal underwriter have each adopted codes of ethics under Rule 17j-1 under the 1940 Act. Board members, officers of the Trust and employees of the Advisor and principal underwriter are permitted to make personal securities transactions, including transactions in securities that may be purchased or held by the Fund, subject to requirements and restrictions set forth in the applicable Code of Ethics. The Advisor's

Code of Ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Fund. Among other things, the Advisor's Code of Ethics prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and quarterly reporting of securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process. Exceptions to these and other provisions of the
Advisor's Code of Ethics may be granted in particular circumstances after review by appropriate personnel.

Regulatory Matters and Legal Proceedings

On December 21, 2006, Deutsche Asset Management ("DeAM") settled proceedings with the Securities and Exchange Commission ("SEC") and the New York Attorney
General on behalf of Deutsche Asset Management, Inc. ("DAMI") and DIMA, the
investment advisors to many of the DWS Scudder funds, regarding allegations of improper trading of fund shares at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. These regulators alleged that although the prospectuses for certain funds in the regulators' view indicated that the funds did not permit market timing, DAMI and DIMA breached their fiduciary duty to those funds in that their efforts to limit trading activity in the funds were not effective at certain times. The regulators also alleged that DAMI and DIMA breached their fiduciary duty to certain funds by entering into certain market timing arrangements with investors. These trading arrangements originated in businesses that existed prior to the currently constituted DeAM organization, which came together as a result of various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved these trading arrangements. Under the terms of the settlements, DAMI and DIMA neither admitted nor denied any wrongdoing.

The terms of the SEC settlement, which identified improper trading in the legacy
Deutsche and Kemper mutual funds only, provide for payment of disgorgement in the amount of $17.2 million. The terms of the settlement with the New York
Attorney General provide for payment of disgorgement in the amount of $102.3 million, which is inclusive of the amount payable under the SEC settlement, plus a civil penalty in the amount of $20 million. The total amount payable by DeAM, approximately $122.3 million, will be distributed to shareholders of the affected funds in accordance with a distribution plan to be developed by a distribution consultant. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche
Bank, and have already been reserved.

Among the terms of the settled orders, DeAM is subject to certain undertakings regarding the conduct of its business in the future, including formation of a
Code of Ethics Oversight Committee to oversee all matters relating to issues arising under the advisors' Code of Ethics; establishment of an Internal
Compliance Controls Committee having overall compliance oversight responsibility of the advisors; engagement of an Independent Compliance Consultant to conduct a comprehensive review of the advisors' supervisory compliance and other policies and procedures designed to prevent and detect breaches of fiduciary duty, breaches of the Code of Ethics and federal securities law violations by the advisors and their employees; and commencing in 2008, the advisors shall undergo a compliance review by an independent third party.

In addition, DeAM is subject to certain further undertakings relating to the governance of the mutual funds, including that at least 75% of the members of the Boards of Trustees overseeing the DWS Funds continue to be independent of
DeAM; the Chairmen of the DWS Funds' Boards of Trustees continue to be independent of DeAM; DeAM maintain existing management fee reductions for certain funds for a period of five years and not increase management fees for these certain funds during this period; the funds retain a senior officer (or independent consultants, as applicable) responsible for assisting in the review of fee arrangements and monitoring compliance by the funds and the investment advisors with securities laws, fiduciary duties, codes of ethics and other compliance policies, the expense of which shall be borne by DeAM; and periodic account statements, fund prospectuses and the mutual funds' web site contain additional disclosure and/or tools that assist investors in understanding the fees and costs associated with an investment in the funds and the impact of fees and expenses on fund returns.

DeAM has also settled proceedings with the Illinois Secretary of State regarding market timing matters. The terms of the Illinois settlement provide for investor education contributions totaling approximately $4 million and a payment in the amount of $2 million to the Securities Audit and Enforcement Fund.

On September 28, 2006, the SEC and the National Association of Securities
Dealers ("NASD") (now known as FINRA) announced final agreements in which
Deutsche Investment Management Americas Inc. ("DIMA"), Deutsche Asset
Management, Inc. ("DAMI") and Scudder Distributors, Inc. ("DWS-SDI") (now known as DWS Scudder Distributors, Inc.) settled administrative proceedings regarding disclosure of brokerage allocation practices in connection with sales of the
Scudder Funds' (now known as the DWS Scudder Funds) shares during 2001-2003. The agreements with the SEC and NASD are reflected in orders which state, among other things, that DIMA and DAMI failed to disclose potential conflicts of interest to the funds' Boards and to shareholders relating to DWS-SDI's use of certain funds' brokerage commissions to reduce revenue sharing costs to broker-dealer firms with whom it had arrangements to market and distribute
Scudder Fund shares. These directed brokerage practices were discontinued in
October 2003.

Under the terms of the settlements, in which DIMA, DAMI and DWS-SDI neither admitted nor denied any of the regulators' findings, DIMA, DAMI and DWS-SDI agreed to pay disgorgement, prejudgment interest and civil penalties in the total amount of $19.3 million. The portion of the settlements distributed to the funds was approximately $17.8 million and was paid to the funds as prescribed by the settlement orders based upon the amount of brokerage commissions from each fund used to satisfy revenue sharing agreements with broker-dealers who sold fund shares.

As part of the settlements, DIMA, DAMI and DWS-SDI also agreed to implement certain measures and undertakings relating to revenue sharing payments including making additional disclosures in the funds' Prospectuses or Statements of
Additional Information, adopting or modifying relevant policies and procedures and providing regular reporting to the fund Boards.

Additional information announced by DeAM regarding the terms of the settlements is available at www.dws-scudder.com/regulatory_settlements.

The matters alleged in the regulatory settlements described above also serve as the general basis of a number of private class action lawsuits involving the DWS funds. These lawsuits name as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making similar allegations.

Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

                             FUND SERVICE PROVIDERS

Distributor

Pursuant to the Underwriting and Distribution Services Agreement (the
"Distribution Agreement"), DWS Scudder Distributors, Inc. ("DWS-SDI" or the
"Distributor"), 222 South Riverside Plaza, Chicago, Illinois 60606, an affiliate of the Advisor, is the principal underwriter, distributor and administrator for the Class A, Class B, Class C and Institutional Class shares of the Fund and acts as the agent of the Fund in the continuous offering of its shares. The continuance of the Distribution Agreement for the Fund, dated April 5, 2002, was last continued by the Trustees on September 18, 2007.

The Distribution Agreement continues in effect from year to year so long as such continuance is approved for each class at least annually by a vote of the Board of Trustees of the Trust, including the Independent Trustees who have no direct or indirect financial interest in the Distribution Agreement.

The Distribution Agreement automatically terminates in the event of its assignment and may be terminated for a class at any time without penalty by the
Fund or by DWS-SDI upon 60 days notice. Termination by the Fund with respect to a class may be by vote of (i) a majority of the Independent Trustees and who have no direct or indirect financial interest in the Distribution Agreement, or
(ii) a "majority of the outstanding voting securities" of the class of the Fund, as defined under the 1940 Act. All material amendments must be approved by the
Board of Trustees in the manner described above with respect to the continuation of the Agreement. The provisions concerning continuation, amendment and termination of a Distribution Agreement are on a series by series and class-by-class basis.

DWS-SDI bears all of its expenses of providing services pursuant to the
Distribution Agreement, including the payment of any commissions. The Fund pays the cost for the prospectuses and shareholder reports to be typeset and printed for existing shareholders, and DWS-SDI, as principal underwriter, pays for the printing and distribution of copies thereof used in connection with the offering of shares to prospective investors. DWS-SDI also pays for supplementary sales literature and advertising costs. As indicated under "Purchase and Redemption of
Shares," DWS-SDI retains the sales charge upon the purchase of Class A shares and pays or allows concessions or discounts to firms for the sale of the Fund's shares. DWS-SDI receives compensation from the Fund as principal underwriter for
Class A Class B, Class C and Institutional shares.

Shareholder and administrative services are provided to the Fund on behalf of
Class A, Class B and Class C shareholders, under a Shareholder Services
Agreement (the "Services Agreement") with DWS-SDI. The Services Agreement continues in effect from year to year so long as such continuance is approved for the Fund at least annually by a vote of the Board of the Trust, including the Independent Trustees who have no direct or indirect financial interest in the Services Agreement. The Services Agreement automatically terminates in the event of its assignment and may be terminated at any time without penalty by the
Fund or by DWS-SDI upon 60 days notice. Termination with respect to the Class A,
B or C shares of the Fund may be by a vote of (i) the majority of the
Independent Trustees who have no direct or indirect financial interest in the
Services Agreement, or (ii) a "majority of the outstanding voting securities" of the Class A, B or C shares, as defined under the 1940 Act. The Services
Agreement may not be amended for a class to increase materially the fee to be paid by the Fund without approval of a majority of the outstanding voting securities of such class of the Fund, and all material amendments must in any event be approved by the Board of Trustees in the manner described above with respect to the continuation of the Services Agreement.

Under the Services Agreement, DWS-SDI may provide or appoint various broker-dealer firms and other service or administrative firms ("firms") to provide information and services to investors in the Fund. Typically, DWS-SDI appoints firms that provide services and facilities for their customers or clients who are investors in the Fund. Firms appointed by DWS-SDI provide such office space and equipment, telephone facilities and personnel as is necessary or beneficial for providing information and services to their clients. Such services and assistance may include, but are not limited to, establishing and maintaining accounts and records, processing purchase and redemption transactions, answering routine inquiries regarding the Fund, providing assistance to clients in changing dividend and investment options, account designations and addresses and such other administrative services as may be agreed upon from time to time and permitted by applicable statute, rule or regulation.

DWS-SDI bears all of its expenses of providing those services pursuant to the
Services Agreement, including the payment of a service fee to firms (as defined below). As indicated under the Rule 12b-1 Plan, DWS-SDI receives compensation from the Fund for its services under the Services Agreement.

Rule 12b-1 Plans

The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the "Rule
12b-1 Plan") that provides for fees payable as an expense of the Class B shares and Class C shares, that are used by DWS-SDI to pay for distribution services for those classes. Pursuant to the Rule 12b-1 Plan, shareholder and administrative services are provided to the Fund on behalf of its Class A, B and
C shareholders under the Fund's Services Agreement with DWS-SDI. Because 12b-1 fees are paid out of Fund assets on an ongoing basis, they will, over time, increase the cost of an investment and may cost more than other types of sales charges.

The Rule 12b-1 distribution plans for Class B and Class C shares provide alternative methods for paying sales charges and may help the Fund grow or maintain asset levels to provide operational efficiencies and economies of scale. Rule 12b-1 service plans provide compensation to DWS-SDI or intermediaries for post-sales servicing. Since the Distribution Agreement provides for fees payable as an expense of Class B shares and Class C shares that are used by DWS-SDI to pay for distribution and services for those classes, the Distribution Agreement is approved and reviewed separately for Class B shares and Class C shares in accordance with Rule 12b-1 under the 1940 Act, which regulates the manner in which an investment company may, directly or indirectly, bear the expenses of distributing its shares. The Distribution
Agreements may not be amended to increase the fee to be paid by the Fund with respect to a class without approval by a majority of the outstanding voting securities of such class of the Fund. Similarly, the Services Agreement is approved and reviewed separately for Class A shares, Class B shares and Class C shares in accordance with Rule 12b-1.

If a Rule 12b-1 Plan is terminated in accordance with its terms, the obligation of the Fund to make payments to DWS-SDI pursuant to the Rule 12b-1 Plan will cease and the Fund will not be required to make any payments not previously accrued past the termination date. Thus, there is no legal obligation for the
Fund to pay any expenses incurred by DWS-SDI other than fees previously accrued and payable under a Rule 12b-1 Plan, if for any reason the Rule 12b-1 Plan is terminated in accordance with its terms. Future fees under the Rule 12b-1 Plan may or may not be sufficient to cover DWS-SDI for its expenses incurred. On the other hand, under certain circumstances, DWS-SDI might collect in the aggregate over certain periods more in fees under the Rule 12b-1 Plan than it has expended over that same period in providing distribution services for the Fund. In connection with Class B shares, for example, if shares of the Fund were to appreciate (resulting in greater asset base against which Rule 12b-1 fees are charged) and sales of the Fund's shares were to decline (resulting in lower expenditures by DWS-SDI under the Rule 12b-1 Plan), fees payable could exceed expenditures. This may also happen over certain periods shorter than the life of the Rule 12b-1 Plan simply due to the timing of expenses incurred by DWS-SDI that is not matched to the timing of revenues received (e.g., a sales commission may be paid by DWS-SDI related to an investment in year 1, while the Rule 12b-1 fee to DWS-SDI related to that investment may accrue during year 1 through year
6 prior to conversion of the investment to Class A shares). As a result, if
DWS-SDI's expenses are less than the Rule 12b-1 fees, DWS-SDI will retain its full fees and make a profit.

Class B and Class C Shares

Distribution Services. For its services under the Distribution Agreement,
DWS-SDI receives a fee from the Fund under its Rule 12b-1 Plan, payable monthly, at the annual rate of 0.75% of average daily net assets of the Fund attributable to its Class B shares. This fee is accrued daily as an expense of Class B shares. DWS-SDI also receives any contingent deferred sales charges paid with respect to Class B shares. DWS-SDI currently compensates firms for sales of
Class B shares at a commission rate of 3.75%.

For its services under the Distribution Agreement, DWS-SDI receives a fee from the Fund under its Rule 12b-1 Plan, payable monthly, at the annual rate of 0.75%
of average daily net assets of the Fund attributable to Class C shares. This fee is accrued daily as an expense of Class C shares. DWS-SDI generally advances to firms the first year distribution fee at a rate of 0.75% of the purchase price of Class C shares. However, DWS-SDI does not advance the first year distribution fee to firms for sales of Class C shares to employer sponsored employee benefit plans using the OmniPlus subaccount record keeping system made available through
ADP, Inc. under an alliance with DWS-SDI and its affiliates. For periods after the first year, DWS-SDI currently pays firms for sales of Class C shares a distribution fee, payable quarterly, at an annual rate of 0.75% of net assets attributable to Class C shares maintained and serviced by the firm. This fee continues until terminated by DWS-SDI or the applicable Fund. DWS-SDI also receives any contingent deferred sales charges paid with respect to Class C shares.

The Distributor has temporarily agreed to eliminate the 12b-1 distribution fee for Class B shares only.

Class A, Class B and Class C Shares

Shareholder Services. For its services under the Services Agreement, DWS-SDI receives a shareholder services fee from the Fund under a Rule 12b-1 Plan, payable monthly, at an annual rate of up to 0.25% of the average daily net assets of Class A, B and C shares of the Fund.

With respect to Class A shares of the Fund, DWS-SDI pays each firm a service fee, payable quarterly, at an annual rate of up to 0.25% of the net assets in
Fund accounts that it maintains and services attributable to Class A shares of the Fund, commencing with the month after investment. With respect to Class B and Class C shares of the Fund, DWS-SDI generally advances to firms the first-year service fee at a rate of up to 0.25% of the purchase price of such shares. However, DWS-SDI does not advance the first year service fee to firms for sales of Class C shares to employer sponsored employee benefit plans using the OmniPlus subaccount record keeping system made available through ADP, Inc.
under an alliance with DWS-SDI and its affiliates. For periods after the first year, DWS-SDI currently intends to pay firms a service fee at a rate of up to
0.25% (calculated monthly and paid quarterly) of the net assets attributable to
Class B and Class C shares of the Fund maintained and serviced by the firm.
Firms to which service fees may be paid include affiliates of DWS-SDI. In addition DWS-SDI may, from time to time, pay certain firms from it own resources additional amounts for ongoing administrative services and assistance provided to their customers and clients who are shareholders of the Fund.

DWS-SDI also may provide some of the above services and may retain any portion of the fee under the Services Agreement not paid to firms to compensate itself for shareholder or administrative functions performed for the Fund. Currently, the shareholder services fee payable to DWS-SDI is payable at an annual rate of up to 0.25% of net assets based upon Fund assets in accounts for which a firm provides administrative services and at the annual rate of 0.15% of net assets based upon Fund assets in accounts for which there is no firm of record (other than DWS-SDI) listed on a Fund's records. The effective shareholder services fee rate to be charged against all assets of the Fund while this procedure is in effect will depend upon the proportion of Fund assets that is held in accounts for which a firm of record provides shareholder services. The Board of the
Trust, in its discretion, may approve basing the fee to DWS-SDI at the annual rate of 0.25% on all Fund assets in the future.

Expenses of the Fund paid in connection with the Rule 12b-1 Plans for each class of shares are set forth below. A portion of the marketing and sales and operating expenses shown below could be considered overhead expenses.

                                             12b-1 Compensation to Underwriter for the
                                            Twelve-Month Period Ended September 30, 2007
                                            --------------------------------------------
                                           12b-1           12b-1
                                        Distribution    Shareholder        12b-1 Compensation
                                            Fees       Services Fees       Paid to Firms
                                            ----       -------------       -------------
DWS Balanced     Class A                         $347              $0              $3,226,998
Fund
                 Class B                           $0        $146,242                $160,742
                 Class C                     $241,482          $2,478                 $78,179

                                                      Other Expenses Paid by Underwriter for the
                                                     Twelve-Month Period Ended September 30, 2007
                                                     --------------------------------------------
                                          Advertising,
                                        Sales, Literature                   Marketing
                                         and Promotional     Prospectus     and Sales     Postage    Imputed
                                            Materials         Printing      Expenses     and Mailing   Interest
                                            ---------         --------      --------     -----------   --------

DWS Balanced     Class A                        $3,154,789      $180,102        $15,410      $40,494     $12,334
Fund
                 Class B                          $251,583       $15,980         $1,405       $3,543      $1,109
                 Class C                          $344,937       $17,157         $1,504       $3,753      $1,154

The following table shows, for Class A shares, the aggregate amount of underwriting commissions paid to DWS-SDI, the amount in commissions it paid out to brokers and the amount of underwriting commissions retained by DWS-SDI.

                                                             Aggregate                              Aggregate
                                                         Commissions Paid       Aggregate          Commissions
                                        Aggregate Sales  to Unaffiliated   Commissions Paid to    Retained by
Fund                       Fiscal Year    Commissions          Firms         Affiliated Firms        DWS-SDI
----                       -----------    -----------          -----         ----------------        -------
DWS Balanced Fund
                              2007         $222,000          $174,000            $18,000             $30,000
                              2006         $311,000          $226,000            $43,000             $42,000
                              2005         $347,000          $272,000            $27,000             $48,000

Certain Trustees of the Trust or officers of the Fund are also directors or officers of the Advisor or DWS-SDI, as indicated under "Officers and Trustees."

Custodian

The Fund employs SSB, 225 Franklin Street, Boston, Massachusetts 02110, as
custodian. SSB has entered into agreements with foreign subcustodians approved by the Trustees pursuant to Rule 17f-5 under the 1940 Act. SSB uses Deutsche
Bank AG, an affiliate of the Advisor, as subcustodian ("DB Subcustodian") in certain countries. To the extent the Fund holds any securities in the countries in which SSB uses DB Subcustodian as a subcustodian, those securities will be held by DB Subcustodian as part of a larger omnibus account in the name of SSB
(the "Omnibus Account"). For its services, DB Subcustodian receives (1) an annual fee based on a percentage of the average daily net assets of the Omnibus
Account and (2) transaction charges with respect to transactions that occur within the Omnibus Account. For the fiscal year ended October 31, 2007 the custodian received $100,356.

Transfer Agent and Shareholder Service Agent

DWS Scudder Investments Service Company ("DWS-SISC"), 210 West 10th Street,
Kansas City, Missouri 64105-1614, an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for all classes of
DWS funds.

The Transfer Agent receives an annual service fee for each account of the Fund, based on the type of account. For open retail accounts, the fee is a flat fee ranging from $20.00 to $27.50 per account, for open wholesale money funds the fee is $32.50 per account, while for certain retirement accounts serviced on the recordkeeping system of ADP, Inc., the fee is a flat fee up to $3.46 per account
(as of October 2006, indexed to inflation) plus an asset based fee of up to
0.25% of average net assets. 1/12th of the annual service charge for each account is charged and payable to the Transfer Agent each month. A fee is charged for any account which at any time during the month had a share balance in the Fund. Smaller fees are also charged for closed accounts for which information must be retained on the Transfer Agent's system for up to 18 months after closing for tax reporting purposes.

Certain out-of-pocket expenses incurred by the Transfer Agent, including expenses of printing and mailing routine fund disclosure documents, costs of record retention and transaction processing costs are reimbursed by the Fund or are paid directly by the Fund. Certain additional out-of-pocket expenses, including costs of computer hardware and software, third party record-keeping and processing of proxy statements, may only be reimbursed by the Fund with the prior approval of the Fund's Board.

Pursuant to a sub-transfer agency agreement between DWS-SISC and DST Systems,
Inc. ("DST") 333 West 11th Street, Kansas, Missouri 64105, DWS-SISC has
delegated certain transfer agent, dividend-paying agent and shareholder servicing agent functions to DST. The costs and expenses of such delegation are borne by DWS-SISC, not by the Fund.

The Fund, or the Advisor (including any affiliate of the Advisor), or both, may pay unaffiliated third parties for providing recordkeeping and other administrative services with respect to accounts of participants in retirement plans or other beneficial owners of Fund shares whose interests are generally held in an omnibus account.

Fund Accounting Agent

DWS Scudder Fund Accounting Corporation ("DWS-SFAC"), Two International Place,
Boston, Massachusetts, 02110, a subsidiary of the Advisor, is responsible for determining net asset value per share of the Fund and maintaining the portfolio and general accounting records for the Fund. Currently, DWS-SFAC receives no fee for its services to the Fund. However, subject to Board approval, at some time in the future, DWS-SFAC may seek payment for its services under this agreement.

Pursuant to an agreement between DWS-SFAC and State Street Bank and Trust
Company ("SSB"), DWS-SFAC has delegated certain fund accounting functions to SSB under the fund accounting agreement. The costs and expenses of such delegation are borne by the DWS-SFAC, not by the Fund.

Legal Counsel

Vedder Price P.C., 222 North LaSalle Street, Chicago, IL 60601, serves as legal counsel to the Fund and its Independent Trustees.

Independent Registered Public Accounting Firm

The financial highlights of the Fund included in the Fund's prospectuses and the financial statements of the Fund incorporated by reference in this Statement of
Additional Information have been so included or incorporated by reference in reliance on the report of Ernst & Young LLP, independent registered public accounting firm, 200 Clarendon Street, Boston, MA 02116, given on the authority of said firm as experts in auditing and accounting. Ernst & Young LLP audits the financial statements of the Fund and provides other audit, tax and related services. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.

                             PORTFOLIO TRANSACTIONS

The Advisor is generally responsible for placing the orders for the purchase and sale of portfolio securities, including the allocation of brokerage. With respect to those funds for which a sub-investment advisor manages the fund's investments, references in this section to the "Advisor" should be read to mean the Sub-Advisor, except as noted below.

The policy of the Advisor in placing orders for the purchase and sale of securities for the Fund is to seek best execution, taking into account such factors, among others, as price; commission (where applicable); the broker-dealer's ability to ensure that securities will be delivered on settlement date; the willingness of the broker-dealer to commit its capital and purchase a thinly traded security for its own inventory; whether the broker-dealer specializes in block orders or large program trades; the broker-dealer's knowledge of the market and the security; the broker-dealer's ability to maintain confidentiality; the broker-dealer's ability to provide access to new issues; the broker-dealer's ability to provide support when placing a difficult trade; the financial condition of the broker-dealer; and
whether the broker-dealer has the infrastructure and operational capabilities to execute and settle the trade. The Advisor seeks to evaluate the overall reasonableness of brokerage commissions with commissions charged on comparable transactions and compares the brokerage commissions (if any) paid by the Fund to reported commissions paid by others. The Advisor routinely reviews commission rates, execution and settlement services performed and makes internal and external comparisons.

Commission rates on transactions in equity securities on US securities exchanges are subject to negotiation. Commission rates on transactions in equity securities on foreign securities exchanges are generally fixed. Purchases and sales of fixed-income securities and certain over-the-counter securities are effected on a net basis, without the payment of brokerage commissions.
Transactions in fixed income and certain over-the-counter securities are generally placed by the Advisor with the principal market makers for these securities unless the Advisor reasonably believes more favorable results are available elsewhere. Transactions with dealers serving as market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues will include an underwriting fee paid to the underwriter. Money market instruments are normally purchased in principal transactions directly from the issuer or from an underwriter or market maker.

It is likely that the broker-dealers selected based on the considerations described in this section will include firms that also sell shares of the Fund to their customers. However, the Advisor does not consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund and, accordingly, has implemented policies and procedures reasonably designed to prevent its traders from considering sales of shares of the Fund as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund.

The Advisor is permitted by Section 28(e) of the Securities Exchange Act of
1934, as amended ("1934 Act"), when placing portfolio transactions for a Fund, to cause the Fund to pay brokerage commissions in excess of that which another broker-dealer might charge for executing the same transaction in order to obtain research and brokerage services if the Advisor determines that such commissions are reasonable in relation to the overall services provided. The Advisor may from time to time, in reliance on Section 28(e) of the 1934 Act, execute portfolio transactions with broker-dealers that provide research and brokerage services to the Advisor. Consistent with the Advisor's policy regarding best execution, where more than one broker is believed to be capable of providing best execution for a particular trade, the Advisor may take into consideration the receipt of research and brokerage services in selecting the broker-dealer to execute the trade. Although certain research and brokerage services from broker-dealers may be useful to a Fund and to the Advisor, it is the opinion of the Advisor that such information only supplements its own research effort since the information must still be analyzed, weighed and reviewed by the Advisor's staff. To the extent that research and brokerage services of value are received by the Advisor, the Advisor may avoid expenses that it might otherwise incur.
Research and brokerage services received from a broker-dealer may be useful to the Advisor and its affiliates in providing investment management services to all or some of its clients, which includes a Fund. Services received from broker-dealers that executed securities transactions for a Portfolio will not necessarily be used by the Advisor specifically to service such Fund.

Research and brokerage services provided by broker-dealers may include, but are not limited to, information on the economy, industries, groups of securities, individual companies, statistical information, accounting and tax law interpretations, political developments, legal developments affecting portfolio securities, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance analysis and measurement and analysis of corporate responsibility issues. Research and brokerage services are typically received in the form of written or electronic reports, access to specialized financial publications, telephone contacts and personal meetings with security analysts, but may also be provided in the form of access to various computer software and meetings arranged with corporate and industry representatives.

The Advisor may also select broker-dealers and obtain from them research and brokerage services that are used in connection with executing trades provided that such services are consistent with interpretations under Section 28(e) of the 1934 Act. Typically, these services take the form of computer software and/or electronic communication services used by the Advisor to facilitate trading activity with those broker-dealers.

Research and brokerage services may include products obtained from third parties if the Advisor determines that such product or service constitutes brokerage and research as defined in Section 28(e) and interpretations thereunder. Currently, it is the Advisor's policy that Sub-Advisors may not execute portfolio transactions on behalf of the Funds to obtain third party research and brokerage services. The Advisor may, in the future, change this policy. Regardless, certain Sub-Advisors may, as matter of internal policy, limit or preclude third party research and brokerage services.

The Advisor may use brokerage commissions to obtain certain brokerage products or services that have a mixed use (i.e., it also serves a function that does not relate to the investment decision-making process). In those circumstances, the
Advisor will make a good faith judgment to evaluate the various benefits and uses to which it intends to put the mixed use product or service and will pay for that portion of the mixed use product or service that it reasonably believes does not constitute research and brokerage services with its own resources.

DIMA will monitor regulatory developments and market practice in the use of client commissions to obtain research and brokerage services and may adjust its portfolio transactions policies in response thereto.

Investment decisions for the Fund and for other investment accounts managed by the Advisor are made independently of each other in light of differing conditions. However, the same investment decision may be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. To the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other accounts in executing transactions. Purchases or sales are then averaged as to price and commission and allocated as to amount in a manner deemed equitable to each account. While in some cases this practice could have a detrimental effect on the price paid or received by, or on the size of the position obtained or disposed of for, the Fund, in other cases it is believed that the ability to engage in volume transactions will be beneficial to the Fund.

DIMA and its affiliates and the Fund's management team manage other mutual funds and separate accounts, some of which use short sales of securities as a part of its investment strategy. The simultaneous management of long and short portfolios creates potential conflicts of interest including the risk that short sale activity could adversely affect the market value of the long positions (and vice versa), the risk arising from sequential orders in long and short positions, and the risks associated with receiving opposing orders at the same time.

DIMA has adopted procedures that it believes are reasonably designed to mitigate these potential conflicts of interest. Incorporated in the procedures are specific guidelines developed to ensure fair and equitable treatment for all clients. DIMA and the investment team have established monitoring procedures and a protocol for supervisory reviews, as well as compliance oversight to ensure that potential conflicts of interest relating to this type of activity are properly addressed.

Deutsche Bank AG or one of its affiliates (or in the case of a Sub-Advisor, the
Sub-Advisor or one of its affiliates) may act as a broker for the Fund and receive brokerage commissions or other transaction-related compensation from the
Fund in the purchase and sale of securities, options or futures contracts when, in the judgment of the Advisor, and in accordance with procedures approved by the Fund's Board, the affiliated broker will be able to obtain a price and execution at least as favorable as those obtained from other qualified brokers and if, in the transaction, the affiliated broker charges the Fund a rate consistent with that charged to comparable unaffiliated customers in similar transactions.

The following shows total brokerage commissions paid for the past three fiscal years.

For the fiscal years ended October 31, 2007, October 31, 2006 and October 31,
2005, the Fund paid $294,635, $1,534,763 and $221,400, respectively, in total brokerage commissions.

Securities of Regular Broker-Dealers. The Fund is required to identify any securities of its "regular brokers or dealers" (as such term is defined in Rule
10b-1 of the 1940 Act) that the Fund has acquired during the most recent fiscal year. As of October 31, 2007 the Fund held the following securities of its regular brokers or dealers:

Name of Regular Broker or Dealer or Parent (Issuer)              Value of Securities Owned as of October 31, 2007
---------------------------------------------------              ------------------------------------------------
AMERICAN INTERNATIONAL GROUP, INC.                                              $1,477,000
AMERIPRISE FINANCIAL, INC.                                                      $3,640,000
APOLLO INVESTMENT CORP.                                                         $1,081,000
BANCFIRST CORP.                                                                    $55,000
BANK OF AMERICA CORP.                                                          $18,008,000
CENTER FINANCIAL CORP.                                                             $58,000
CITIGROUP INC.                                                                 $50,124,000
CITY HOLDINGS CO.                                                                 $178,000
COHEN & STEERS, INC.                                                               $98,000
E*TRADE FINANCIAL CORP.                                                         $1,260,000
FIRST NIAGARA FINANCIAL GROUP INC.                                                $165,000
FIRSTMERIT CORP.                                                                  $426,000
THE GOLDMAN SACHS GROUP, INC.                                                  $10,512,000
HANCOCK HOLDING CO.                                                               $164,000
IRWIN FINANCIAL CORP.                                                             $126,000
JPMORGAN CHASE & CO.                                                           $34,133,000
LEHMAN BROTHERS HOLDINGS, INC.                                                  $9,343,000
MORGAN STANLEY                                                                 $13,342,000
PACIFIC CAPITAL BANCORP                                                           $958,000
POPULAR NORTH AMERICA INC.                                                      $2,957,000
PROSPECT CAPITAL CORP.                                                            $244,000
STATE STREET CORP.                                                              $5,073,000
STERLING BANCSHARES INC.                                                          $956,000
STERLING FINANCIAL CORP.                                                          $702,000
SUNTRUST BANKS, INC.                                                            $6,650,000
SVB FINANCIAL GROUP                                                               $684,000
TAYLOR CAP GROUP INC.                                                             $124,000
TRUSTMARK CORP.                                                                    $51,000
UBS AG                                                                          $7,034,000
WACHOVIA CORP.                                                                 $25,959,000
WADDELL & REED FINANCIAL, INC.                                                  $1,026,000
WELLS FARGO & CO.                                                              $32,222,000
WEST COAST BANCORP                                                                 $60,000
WSFS FINANCIAL CORP                                                               $271,000
AMERICANWEST BANCORP.                                                             $122,000
CATHAY GENERAL BANCORP.                                                           $551,000
CITIZENS REPUBLIC BANCORP., INC.                                                  $365,000
DOWNEY FINANCIAL CORP.                                                            $888,000
FIRST MIDWEST BANCORP., INC.                                                      $455,000
NATIONAL PENN BANCSHARES, INC.                                                    $150,000
UCBH HOLDINGS, INC.                                                               $567,000

Portfolio Turnover

Portfolio turnover rate is defined by the SEC as the ratio of the lesser of sales or purchases to the monthly average value of such securities owned during the year, excluding all securities whose remaining maturities at the time of acquisition were one year or less.

Higher levels of activity by the Fund result in higher transaction costs and may also result in taxes on realized capital gains to be borne by the Fund's shareholders. Purchases and sales are made whenever necessary, in the Advisor's discretion, to meet the Fund's objective.

Portfolio turnover rates for the two most recent fiscal periods for the Fund are as follows:

                           Fiscal Year Ended               Fiscal Year Ended
                           October 31, 2007*               October 31, 2006
                           -----------------               ----------------

DWS Balanced Fund                188%                             98%

*        The portfolio turnover increase was in part due to the fund's portfolio management change in December of 2007. The Fund also has established a
         10% allocation to international equities and added new underlying sleeves within the US equities.

                        PURCHASE AND REDEMPTION OF SHARES

General Information

Policies and procedures affecting transactions in Fund shares can be changed at any time without notice, subject to applicable law. Transactions may be contingent upon proper completion of application forms and other documents by shareholders and their receipt by the Fund's agents. Transaction delays in processing (and changing account features) due to circumstances within or beyond the control of the Fund and its agents may occur. Shareholders (or their financial service firms) are responsible for all losses and fees resulting from bad checks, cancelled orders or the failure to consummate transactions effected pursuant to instructions reasonably believed to be genuine.

A distribution will be reinvested in shares of the same Fund and class if the distribution check is returned as undeliverable.

Orders will be confirmed at a price based on the net asset value of the Fund
(including any applicable sales charge) next determined after receipt in good order by DWS-SDI of the order accompanied by payment. Orders received by dealers or other financial services firms prior to the determination of net asset value and received in good order by DWS-SDI prior to the determination of net asset value will be confirmed at a price based on the net asset value next determined after receipt by DWS-SDI ("trade date").

Certificates. Share certificates will not be issued. Share certificates now in a shareholder's possession may be sent to the Transfer Agent for cancellation and book-entry credit to such shareholder's account. Certain telephone and other procedures require book-entry holdings. Shareholders with outstanding certificates bear the risk of loss.

Use of Financial Services Firms. Investment dealers and other firms provide varying arrangements for their clients to purchase and redeem the Fund's shares, including higher minimum investments, and may assess transaction or other fees.
Firms may arrange with their clients for other investment or administrative services. Such firms may independently establish and charge additional amounts to their clients for such services. Firms also may hold a Fund's shares in nominee or street name as agent for and on behalf of their customers. In such instances, the Fund's transfer agent, DWS-SISC (the "Transfer Agent") or sub-transfer agent will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may receive compensation from the Fund through the Shareholder
Service Agent for record-keeping and other expenses relating to these nominee accounts. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may participate in a program allowing them access to their clients' accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends. Such firms, including affiliates of DWS-SDI, may receive compensation from the Fund through the Shareholder Service Agent for these services.

The Fund has authorized one or more financial service institutions, including certain members of the Financial Industry Regulatory Authority ("FINRA") other than the Distributor ("financial institutions"), to accept purchase and redemption orders for the Fund's shares. Such financial institutions may also designate other parties, including plan administrator intermediaries, to accept purchase and redemption orders on the Fund's behalf. Orders for purchases or redemptions will be deemed to have been received by the Fund when such financial institutions or, if applicable, their authorized designees accept the orders.
Subject to the terms of the contract between the Fund and the financial institution, ordinarily orders will be priced at the Fund's net asset value next computed after acceptance by such financial institution or its authorized designees and accepted by the Fund. Further, if purchases or redemptions of the
Fund's shares are arranged and settlement is made at an investor's election through any other authorized financial institution, that financial institution may, at its discretion, charge a fee for that service. The Board of Trustees and the Distributor, also the Fund's principal underwriter, each has the right to limit the amount of purchases by, and to refuse to sell to, any person. The
Trustees and the Distributor may suspend or terminate the offering of shares of the Fund at any time for any reason.

DWS-SDI has adopted an Incentive Plan (the "Plan") covering wholesalers that are regional vice presidents ("DWS Scudder Wholesalers"). Generally, DWS Scudder
Wholesalers market shares of the DWS funds to financial advisors, who in turn may recommend that investors purchase shares of a DWS fund. The Plan is an incentive program that combines a monthly incentive component with a quarterly strategic bonus component. Under the Plan, DWS Scudder Wholesalers will receive a monetary monthly incentive based on the amount of sales generated from their marketing of the funds, and that incentive will differ depending on the product category of the fund. Each fund is assigned to one of four product categories --
"Core," "Strategic," "Satellite" or "Non-CSS" -- taking into consideration, among other things, the following criteria, where applicable:

o        The Fund's 3-year performance;
o        The Fund's Morningstar rating;
o        Market size for the fund category;
o        The Fund's size, including sales and redemptions of the Fund's shares;
o        The length of time the Fund's Portfolio Managers have managed the Fund;
         and
o        The Fund's consistency with DWS Scudder's branding.

This information and other factors are presented to a committee comprised of representatives from various groups within DWS Scudder, who review on a quarterly basis the funds assigned to each product category described above, and make any changes to those assignments at that time. No one factor, whether positive or negative, determines a fund's placement in a given category; all these factors together are considered, and the designation of funds in the Core,
Strategic and Satellite categories represents management's judgment based on the above criteria. In addition, management may consider a fund's profile over the course of several review periods before making a change to its category assignment. These category assignments will be posted quarterly to the DWS funds' Web site at www.dws-scudder.com, approximately one month after the end of each quarter. DWS Scudder Wholesalers will receive the highest compensation for
Core and Strategic funds, less for Satellite funds and the lowest for Non-CSS funds. The level of compensation among these categories may differ significantly.

In the normal course of business, DWS Scudder will from time to time introduce new funds into the DWS family of funds. As a general rule, all new funds will be placed in the Strategic compensation category for a minimum period of four consecutive quarters, and DWS Scudder Wholesalers will be paid at a rate that is equivalent to that of the Core Fund category. After that four quarter period, each new fund in the Strategic category will be reviewed by the committee and either assigned to one of the four categories or continued as a Strategic fund at that time.

The prospect of receiving, or the receipt of, additional compensation by a DWS
Scudder Wholesaler under the Plan may provide an incentive to favor marketing the Core, Strategic or Satellite funds over the Non-CSS funds. The Plan, however, will not change the price that you pay for shares of a fund. The DWS
Scudder Compliance Department monitors DWS Scudder Wholesaler sales and other activity in an effort to detect unusual activity in the context of the compensation structure under the Plan. However, investors may wish to take the
Plan and the product category of the fund into account when considering purchasing a fund or evaluating any recommendations relating to fund shares.

Telephone and Electronic Transaction Procedures. Shareholders have various telephone, Internet, wire and other electronic privileges available. The Fund or its agents will not be liable for any losses, expenses or costs arising out of fraudulent or unauthorized instructions pursuant to these privileges if the Fund or its agents reasonably believe, based upon reasonable verification procedures, that the instructions were genuine. Verification procedures may include recording instructions, requiring certain identifying information before acting upon instructions and sending written confirmations. During periods when it is difficult to contact the Shareholder Service Agent, it may be difficult to use telephone, wire and other privileges.

QuickBuy and QuickSell. QuickBuy and QuickSell permits the transfer of money via the Automated Clearing House System (minimum $50 and maximum $250,000) from or to a shareholder's bank, savings and loan, or credit union account in connection with the purchase or redemption of Fund shares. Shares purchased by check or through QuickBuy and QuickSell or Direct Deposit may not be redeemed under this privilege until such Shares have been owned for at least 10 calendar days.
QuickBuy and QuickSell cannot be used with passbook savings accounts or for certain tax-deferred plans.

Share Pricing. Purchases will be filled at the net asset value per share next computed after receipt of the application in good order. The net asset value of shares of each Fund is calculated at 4:00 p.m. Eastern time or the close of business on each day the New York Stock Exchange (the "Exchange") is open for trading. Orders received after the close of regular trading on the Exchange will be executed at the next business day's net asset value. If the order has been placed by a member of FINRA, other than the Distributor, it is the responsibility of the member broker, rather than the Fund, to forward the purchase order to Transfer Agent in Kansas City by the close of regular trading on the Exchange.

Dividend Payment Option. Investors may have dividends and distributions automatically deposited to their predesignated bank account through DWS
Scudder's Dividend Payment Option request form. Shareholders whose predesignated checking account of record is with a member bank of Automated Clearing House
Network (ACH) can have income and capital gain distributions automatically deposited to their personal bank account usually within three business days after the Fund pays its distribution. A Dividend Payment Option request form can be obtained by visiting our Web site at: www.dws-scudder.com or calling (800)
621-1048. Confirmation Statements will be mailed to shareholders as notification that distributions have been deposited.

Tax-Sheltered Retirement Plans. The Shareholder Service Agent provides retirement plan services and documents and DWS-SDI can establish investor accounts in any of the following types of retirement plans:

o        Traditional, Roth and Education IRAs. This includes Savings Incentive
         Match Plan for Employees of Small Employers ("SIMPLE"), Simplified
         Employee Pension Plan ("SEP") IRA accounts and prototype documents.

o        403(b)(7) Custodial Accounts. This type of plan is available to employees of most non-profit organizations.

o        Prototype money purchase pension and profit-sharing plans may be adopted by employers.

Brochures describing these plans as well as model defined benefit plans, target benefit plans, 457 plans, 401(k) plans, simple 401(k) plans and materials for establishing them are available from the Shareholder Service Agent upon request.
Additional fees and transaction policies and procedures may apply to such plans.
Investors should consult with their own tax advisors before establishing a retirement plan.

Purchases

The Fund reserves the right to withdraw all or any part of the offering made by its prospectuses and to reject purchase orders for any reason. Also, from time to time, the Fund may temporarily suspend the offering of any class of its shares to new investors. During the period of such suspension, persons who are already shareholders of such class of the Fund may be permitted to continue to purchase additional shares of such class and to have dividends reinvested.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. For more information, please see "Policies You Should Know About" in the Fund's prospectuses.

The Fund may waive the minimum for purchases by Trustees, directors, officers or employees of the Fund or the Advisor, subadvisors and their affiliates.

Financial Services Firms' Compensation. Banks and other financial services firms may provide administrative services related to order placement and payment to facilitate transactions in shares of the Fund for their clients, and DWS-SDI may pay them a transaction fee up to the level of the discount or commission allowable or payable to dealers.

DWS-SDI may, from time to time, pay or allow to firms a 1% commission on the amount of shares of the Fund sold under the following conditions: (i) the purchased shares are held in a DWS Scudder IRA account, (ii) the shares are purchased as a direct "roll over" of a distribution from a qualified retirement plan account maintained on the subaccount record keeping system maintained for
DWS-branded plans by ADP, Inc. under an alliance with DWS-SDI and its affiliates, (iii) the registered representative placing the trade is a member of
Executive Council, a group of persons designated by DWS-SDI in acknowledgment of their dedication to the employee benefit plan area; and (iv) the purchase is not otherwise subject to a commission.

In addition to the discounts or commissions described herein and in the prospectuses, DWS-SDI, the Advisor, or its affiliates may pay or allow additional discounts, commissions or promotional incentives, in the form of cash, to firms that sell shares of the Fund. In some instances, such amounts may be offered only to certain firms that sell or are expected to sell during specified time periods certain minimum amounts of shares of the Fund, or other funds underwritten by DWS-SDI.

Upon notice to all dealers, DWS-SDI may re-allow to dealers up to the full applicable Class A sales charge during periods and for transactions specified in such notice and such re-allowances may be based upon attainment of minimum sales levels. During periods when 90% or more of the sales charge is re-allowed, such dealers may be deemed to be underwriters as that term is defined in the 1933
Act.

DWS-SDI may at its discretion compensate investment dealers or other financial services firms in connection with the sale of Class A shares of the Fund in accordance with the Large Order NAV Purchase Privilege and one of the three compensation schedules up to the following amounts:

               Compensation Schedule #1:                     Compensation Schedule #2: DWS
               -------------------------                     -----------------------------
        Retail Sales and DWS Scudder Flex Plan(1)              Scudder Retirement Plans(2)
        -----------------------------------------              ---------------------------
                                                                            As a Percentage of
Amount of                         As a Percentage of Net     Amount of             Net
Shares Sold                             Asset Value         Shares Sold        Asset Value
-----------                             -----------         -----------        -----------
$1 million to $3 million                   1.00%          Over $3 million      0.00%-0.50%
Over $3 million to $50 million             0.50%                 --                  --
Over $50 million                           0.25%                 --                  --

                Compensation Schedule #3:
                -------------------------
                DWS Scudder Choice Plan(3)
                --------------------------
                                  As a Percentage of Net
Amount of Shares Sold                   Asset Value
---------------------                   -----------

All Amounts                                1.00%

(1)      For purposes of determining the appropriate commission percentage to be applied to a particular sale under the foregoing schedule, DWS-SDI will consider the cumulative amount invested by the purchaser in a Fund and other DWS Funds including purchases pursuant to the "Combined
         Purchases," "Letter of Intent" and "Cumulative Discount" features referred to below.

(2)      Compensation Schedules 2 and 3 apply to employer sponsored employee benefit plans using the OmniPlus subaccount record keeping system made available through ADP, Inc. under an alliance with DWS-SDI and its affiliates.

(3)      DWS-SDI compensates UBS Financial 0.50%.

DWS-SDI compensates firms for sales of Class B shares at the time of sale at a commission rate of up to 3.75% of the amount of Class B shares purchased.
DWS-SDI is compensated by the Fund for services as distributor and principal underwriter for Class B shares. Except as provided below, for sales of Class C shares, DWS-SDI advances to firms the first year distribution fee at a rate of
0.75% of the purchase price of such shares, and, for periods after the first year, DWS-SDI currently pays firms for sales of Class C shares a distribution fee, payable quarterly, at an annual rate of 0.75% of net assets attributable to
Class C shares maintained and serviced by the firm. For sales of Class C shares to employer sponsored employee benefit plans using the OmniPlus subaccount record keeping system made available through ADP, Inc. under an alliance with
DWS-SDI and its affiliates, DWS-SDI does not advance the first year distribution fee and for periods after the date of sale, DWS-SDI currently pays firms a distribution fee, payable quarterly, at an annual rate of 0.75% based on net assets as of the last business day of the month attributable to Class C shares maintained and serviced by the firm. DWS-SDI is compensated by the Fund for services as distributor and principal underwriter for Class C shares.

Revenue Sharing

In light of recent regulatory developments, the Advisor, the Distributor and their affiliates have undertaken to furnish certain additional information below regarding the level of payments made by them to selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries ("financial advisors") in connection with the sale and/or distribution of Fund shares or the retention and/or servicing of investors and Fund shares ("revenue sharing").

The Advisor, the Distributor and/or their affiliates may pay additional compensation, out of their own assets and not as an additional charge to each
Fund, to financial advisors in connection with the sale and/or distribution of
Fund shares or the retention and/or servicing of Fund investors and Fund shares.
Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule 12b-1 or service plan of any fund, any record keeping/sub-transfer agency/networking fees payable by each Fund (generally through the Distributor or an affiliate) and/or the Distributor to certain financial advisors for performing such services and any sales charges, commissions, non-cash compensation arrangements expressly permitted under applicable rules of FINRA or other concessions described in the fee table or elsewhere in the Prospectuses or the SAI as payable to all financial advisors.
For example, the Advisor, the Distributor and/or their affiliates may compensate financial advisors for providing each Fund with "shelf space" or access to a third party platform or fund offering list, or other marketing programs including, without limitation, inclusion of each Fund on preferred or recommended sales lists, mutual fund "supermarket" platforms and other formal sales programs; granting the Distributor access to the financial advisor's sales force; granting the Distributor access to the financial advisor's conferences and meetings; assistance in training and educating the financial advisor's personnel; and, obtaining other forms of marketing support. The level of revenue sharing payments made to financial advisors may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of each Fund attributable to the financial advisor, the particular fund or fund type or other measures as agreed to by the Advisor, the Distributor and/or their affiliates and the financial advisors or any combination thereof.
The amount of these payments is determined at the discretion of the Advisor, the
Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial advisors based on, for example, the nature of the services provided by the financial advisor.

The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of DWS Fund shares, or the retention and/or servicing of investors, to financial advisors in amounts that generally range from .01% up to .50% of assets of the Fund serviced and maintained by the financial advisor, .10% to
..25% of sales of the Fund attributable to the financial advisor, a flat fee of
$12,500 up to $500,000, or any combination thereof. These amounts are annual figures typically paid on a quarterly basis and are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates. Receipt of, or the prospect of receiving, this additional compensation, may influence your financial advisor's recommendation of this Fund or of any particular share class of the Fund. You should review your financial advisor's compensation disclosure and/or talk to your financial advisor to obtain more information on how this compensation may have influenced your financial advisor's recommendation of this
Fund.

The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial advisors under the terms discussed above in connection with the distribution of both DWS funds and non-DWS funds by financial advisors to retirement plans that obtain record keeping services from
ADP, Inc. on the DWS Scudder branded retirement plan platform (the "Platform")
with the level of revenue sharing payments being based upon sales of both the
DWS funds and the non-DWS funds by the financial advisor on the Platform or current assets of both the DWS funds and the non-DWS funds serviced and maintained by the financial advisor on the Platform.

As of the date hereof, each Fund has been advised that the Advisor, the
Distributor and their affiliates expect that the following firms will receive revenue sharing payments at different points during the coming year as described above:

Channel: Broker-Dealers and Financial Advisors

A G Edwards & Sons Inc.
AIG Advisors group
Ameriprise
Cadaret, Grant & Co. Inc.
Capital Analyst, Incorporated
Citigroup Global Markets, Inc. (dba Smith Barney)
Commonwealth Equity Services, LLP (dba Commonwealth Financial Network)
Deutsche Bank group
First Clearing/Wachovia Securities
HD Vest Investment Securities, Inc.
ING group
John Hancock Distributors LLC
LaSalle Financial Services, Inc. (dba ABN Amro)
Linsco/Private Ledger Corp.
M.L. Stern & Co.
Marsh Insurance and Investment Company
Meridien Financial Group
Merrill Lynch, Pierce, Fenner & Smith Inc.
Morgan Stanley
Oppenheimer & Co., Inc.
Raymond James & Associates
Raymond James Financial Services
RBC Dain Rauscher, Inc
Securities America, Inc.
UBS Financial Services
Wells Fargo Investments, LLC

Channel: Cash Product Platform

Allegheny Investments LTD
Bank of New York (Hare & Co.)
Bear, Stearns Securities Corp.
Brown Brothers Harriman
Brown Investment Advisory & Trust Company
Cadaret Grant & Co.
Chicago Mercantile Exchange
D.A. Davidson & Company
Deutsche Bank group
Emmett A. Larkin Company
Fiduciary Trust Co. - International
First Southwest Company
Huntleigh Securities
Lincoln Investment Planning
LPL Financial Services
Mellon Financial Markets LLC
Penson Financial Services
Pershing Choice Platform
ProFunds Distributors, Inc.
Ridge Clearing & Outsourcing Solutions
Romano Brothers and Company
SAMCO Capital Markets
Smith Moore & Company
Sungard Institutional Brokerage Inc.
US Bancorp
UBS
William Blair & Company

Channel: Third Party Insurance Platforms

Allstate Life Insurance Company of New York
Ameritas Life Insurance Group
American General Life Insurance Company
Annuity Investors Life Insurance Company
Columbus Life Insurance Company
Commonwealth Annuity and Life Insurance Company
Companion Life Insurance Company
Connecticut General Life Insurance Company
Farmers New World Life Insurance Company
Fidelity Security Life Insurance Company
First Allmerica Financial Life Insurance Company
First Great West Life and Annuity Company
Genworth Life Insurance Company of New York
Genworth Life and Annuity Insurance Company
Great West Life and Annuity Insurance Company
Hartford Life Insurance Company
Integrity Life Insurance Company
John Hancock Life Insurance companies
Kemper Investors Life Insurance Company
Lincoln Benefit Life Insurance Company
Lincoln Life & Annuity Company of New York
Lincoln National Life Insurance Company
Massachusetts Mutual Life Insurance Group
MetLife Group
Minnesota Life Insurance Company
Mutual of America Life Insurance Company
National Life Insurance Company
National Integrity Life Insurance Company
Nationwide Group
New York Life Insurance and Annuity Corporation
Phoenix Life Insurance Company
Protective Life Insurance
Provident Mutual Life Insurance
Prudential Insurance Company of America
Sun Life Group
Symetra Life Insurance Company
Transamerica Life Insurance Company
Union Central Life Insurance Company
United of Omaha Life Insurance Company
United Investors Life Insurance Company
Western Southern Life Assurance Company

Any additions, modifications or deletions to the financial advisors identified above that have occurred since the date hereof are not reflected.

The Advisor, the Distributor or their affiliates may enter into additional revenue sharing arrangements or change or discontinue existing arrangements with financial advisors at any time without notice.

The prospect of receiving, or the receipt of additional compensation or promotional incentives described above by financial advisors may provide such financial advisors and/or their salespersons with an incentive to favor sales of shares of the DWS Funds or a particular DWS Fund over sales of shares of mutual funds (or non-mutual fund investments) with respect to which the financial advisor does not receive additional compensation or promotional incentives, or receives lower levels of additional compensation or promotional incentives.
Similarly, financial advisors may receive different compensation or incentives that may influence their recommendation of any particular share class of the
Fund or of other funds. These payment arrangements, however, will not change the price that an investor pays for Fund shares or the amount that the Fund receives to invest on behalf of an investor and will not increase Fund expenses. You may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares and you should discuss this matter with your financial advisor and review your financial advisor's disclosures.

Class A Purchases. The public offering price of Class A shares for purchasers choosing the initial sales charge alternative is the net asset value plus a sales charge, as set forth below.

                                                           Sales Charge
                                                           ------------
                                                                                         Allowed to Dealers
                                           As a Percentage of    As a Percentage of     as a Percentage of
Amount of Purchase                         Offering Price*,**    Net Asset Value***        Offering Price
------------------                         ------------------    ------------------        --------------
Less than $50,000                                 5.75%                 6.10%                   5.20%
$50,000 but less than $100,000                    4.50                  4.71                    4.00
$100,000 but less than $250,000                   3.50                  3.63                    3.00
$250,000 but less than $500,000                   2.60                  2.67                    2.25
$500,000 but less than $1 million                 2.00                  2.04                    1.75
$1 million and over                                 .00****               .00****              *****

*        The offering price includes the sales charge.

**       Because of rounding in the calculation of the offering price, the actual front-end sales charge paid by an investor may be higher or lower than the percentage noted above.

***      Rounded to the nearest one-hundredth percent.

****     Redemption of shares may be subject to a contingent deferred sales charge as discussed below.

*****    Commission is payable by DWS-SDI as discussed below.

Class A Quantity Discounts. An investor or the investor's dealer or other financial services firm must notify the Shareholder Service Agent or DWS-SDI whenever a quantity discount or reduced sales charge is applicable to a purchase. In order to qualify for a lower sales charge, all orders from an organized group will have to be placed through a single investment dealer or other firm and identified as originating from a qualifying purchaser.

Combined Purchases. The Fund's Class A shares may be purchased at the rate applicable to the sales charge discount bracket attained by combining same day investments in Class A shares of any DWS Funds that bear a sales charge.

Letter of Intent. The reduced sales charge for Class A shares, as shown in the applicable prospectus, also apply to the aggregate amount of purchases of Class
A shares of DWS Funds that bear a sales charge made by any purchaser within a
24-month period under a written Letter of Intent ("Letter") provided by DWS-SDI.
The Letter, which imposes no obligation to purchase or sell additional Class A shares, provides for a price adjustment depending upon the actual amount purchased within such period. The Letter provides that the first purchase following execution of the Letter must be at least 5% of the amount of the intended purchase, and that 5% of the amount of the intended purchase normally will be held in escrow in the form of shares pending completion of the intended purchase. If the total investments under the Letter are less than the intended amount and thereby qualify only for a higher sales charge than actually paid, the appropriate number of escrowed shares are redeemed and the proceeds used toward satisfaction of the obligation to pay the increased sales charge. The
Letter for an employer-sponsored employee benefit plan maintained on the subaccount record keeping system available through ADP, Inc. under an alliance with DWS-SDI and its affiliates may have special provisions regarding payment of any increased sales charge resulting from a failure to complete the intended purchase under the Letter. A shareholder may include the value (at the maximum offering price, which is determined by adding the maximum applicable sales load charged to the net asset value) of all Class A shares of such DWS Funds held of record as of the initial purchase date under the Letter as an "accumulation credit" toward the completion of the Letter, but no price adjustment will be made on such shares.

Class A Cumulative Discount. Class A shares of the Fund may also be purchased at the rate applicable to the discount bracket attained by adding to the cost of shares being purchased, the value of all Class A shares of DWS Funds that bear a sales charge (computed at the maximum offering price at the time of the purchase for which the discount is applicable) already owned by the investor or his or her immediate family member (including the investor's spouse or life partner and children or stepchildren age 21 or younger).

For purposes of the Combined Purchases, Letter of Intent and Cumulative Discount
features described above, employer sponsored employee benefit plans using the
Flex subaccount record keeping system available through ADP, Inc. under an alliance with DWS-SDI and its affiliates may include: (a) Money Market Funds as
"DWS Funds," (b) all classes of shares of any DWS Fund and (c) the value of any other plan investments, such as guaranteed investment contracts and employer stock, maintained on such subaccount record keeping system. Once eligible plan assets under this provision reach the $1,000,000 threshold, a later decline in assets below the $1,000,000 threshold will not affect the plan's ability to continue to purchase Class A shares at net asset value.

Class A NAV Sales. Class A shares may be sold at net asset value to:

(a)      a current or former director or trustee of Deutsche or DWS mutual funds;

(b)      an employee (including the employee's spouse or life partner and children or stepchildren age 21 or younger) of Deutsche Bank or its affiliates or of a subadvisor to any fund in the DWS family of funds or of a broker-dealer authorized to sell shares of the Fund or service agents of the Fund;

(c)      certain professionals who assist in the promotion of DWS mutual funds pursuant to personal services contracts with DWS-SDI, for themselves or members of their families. DWS-SDI in its discretion may compensate financial services firms for sales of Class A shares under this privilege at a commission rate of 0.50% of the amount of Class A shares purchased;

(d)      any trust, pension, profit-sharing or other benefit plan for only such persons listed under the preceding paragraphs (a) and (b);

(e)      persons who purchase such shares through bank trust departments that process such trades through an automated, integrated mutual fund clearing program provided by a third party clearing firm;

(f)      selected employees (including their spouses or life partners and children or stepchildren age 21 or younger) of banks and other financial services firms that provide administrative services related to order placement and payment to facilitate transactions in shares of the Fund for their clients pursuant to an agreement with DWS-SDI or one of its affiliates. Only those employees of such banks and other firms who as part of their usual duties provide services related to transactions in Fund shares qualify;

(g)      unit investment trusts sponsored by Ranson & Associates, Inc. and unitholders of unit investment trusts sponsored by Ranson & Associates,
         Inc. or its predecessors through reinvestment programs described in the prospectuses of such trusts that have such programs;

(h)      through certain investment advisors registered under the Investment
         Advisers Act of 1940 and other financial services firms acting solely as agent for their clients, that adhere to certain standards established by DWS-SDI, including a requirement that such shares be sold for the benefit of their clients participating in an investment advisory program or agency commission program under which such clients pay a fee to the investment advisor or other firm for portfolio management or agency brokerage services. Such shares are sold for investment purposes and on the condition that they will not be resold except through redemption or repurchase by the Fund;

(i)      employer sponsored employee benefit plans using the Flex subaccount recordkeeping system ("Flex Plans") made available through ADP under an alliance with DWS-SDI and its affiliates, established prior to October
         1, 2003, provided that the Flex Plan is a participant-directed plan that has not less than 200 eligible employees;

(j)      investors investing $1 million or more, either as a lump sum or through the "Combined Purchases," "Letter of Intent" and "Cumulative Discount"
         features referred to above (collectively, the "Large Order NAV Purchase
         Privilege"). The Large Order NAV Purchase Privilege is not available if another net asset value purchase privilege is available;

(k)      defined contribution investment only plans with a minimum of $1,000,000 in plan assets regardless of the amount allocated to the DWS funds;

In addition, Class A shares may be sold at net asset value in connection with:

(l)      the acquisition of the assets of or merger or consolidation with another investment company, or to shareholders in connection with the investment or reinvestment of income and capital gain dividends, and under other circumstances deemed appropriate by DWS-SDI and consistent with regulatory requirements; and

(m)      a direct "roll over" of a distribution from a Flex Plan or from participants in employer sponsored employee benefit plans maintained on the OmniPlus subaccount record keeping system made available through
         ADP, Inc. under an alliance with DWS-SDI and its affiliates into a DWS
         Scudder IRA;

(n)      reinvestment of fund dividends and distributions;

(o)      exchanging an investment in Class A shares of another fund in the DWS family of funds for an investment in the fund.

Class A shares also may be purchased at net asset value in any amount by members of the plaintiff class in the proceeding known as Howard and Audrey Tabankin, et
al. v. Kemper Short-Term Global Income Fund, et al., Case No. 93 C 5231 (N.D.
IL). This privilege is generally non-transferable and continues for the lifetime of individual class members and for a ten-year period for non-individual class members. To make a purchase at net asset value under this privilege, the investor must, at the time of purchase, submit a written request that the purchase be processed at net asset value pursuant to this privilege specifically identifying the purchaser as a member of the "Tabankin Class." Shares purchased under this privilege will be maintained in a separate account that includes only shares purchased under this privilege. For more details concerning this privilege, class members should refer to the Notice of (i) Proposed Settlement with Defendants; and (ii) Hearing to Determine Fairness of Proposed Settlement,
dated August 31, 1995, issued in connection with the aforementioned court proceeding. For sales of Fund shares at net asset value pursuant to this privilege, DWS-SDI may in its discretion pay investment dealers and other financial services firms a concession, payable quarterly, at an annual rate of up to 0.25% of net assets attributable to such shares maintained and serviced by the firm. A firm becomes eligible for the concession based upon assets in accounts attributable to shares purchased under this privilege in the month after the month of purchase and the concession continues until terminated by
DWS-SDI. The privilege of purchasing Class A shares of the Fund at net asset value under this privilege is not available if another net asset value purchase privilege also applies.

Class B Purchases. Class B shares of the Fund are offered at net asset value. No initial sales charge is imposed. Class B shares sold without an initial sales charge allow the full amount of the investor's purchase payment to be invested in Class B shares for his or her account. Class B shares have a contingent deferred sales charge of 4.00% that declines over time (for shares sold within six years of purchase) and Rule 12b-1 fees, as described in the Fund's
Prospectus and SAI. Class B shares automatically convert to Class A shares after six years.

Class C Purchases. Class C shares of the Fund are offered at net asset value. No initial sales charge is imposed which allows the full amount of the investor's purchase payment to be invested in Class C shares for his or her account. Class
C shares are subject to a contingent deferred sales charge of 1.00% (for shares sold within one year of purchase) and Rule 12b-1 fees, as described in the
Fund's prospectus and this SAI.

Multi-Class Suitability. DWS-SDI has established the following procedures regarding the purchase of Class A, Class B and Class C shares. Orders to purchase Class B shares of $100,000 or more and orders to purchase Class C shares of $500,000 or more will be declined with the exception of orders received from financial representatives acting for clients whose shares will be held in an omnibus account and employer-sponsored employee benefit plans using the subaccount record keeping system ("System") maintained for DWS-branded plans under an alliance with DWS-SDI and its affiliates ("DWS Scudder Flex Plans" and
"DWS Scudder Choice Plans").

The following provisions apply to DWS Scudder Flex Plans and DWS Scudder Choice
Plans.

a.       Class B Share DWS Scudder Flex Plans. Class B shares have not been sold to DWS Scudder Flex Plans that were established on the System after
         October 1, 2003. Orders to purchase Class B shares for a DWS Scudder
         Flex Plan established on the System prior to October 1, 2003 that has regularly been purchasing Class B shares will be invested instead in
         Class A shares at net asset value when the combined subaccount value in
         DWS Funds or other eligible assets held by the plan is $100,000 or more. This provision will be imposed for the first purchase after eligible plan assets reach the $100,000 threshold. A later decline in assets below the $100,000 threshold will not affect the plan's ability to continue to purchase Class A shares at net asset value.

 b.      Class C Share DWS Scudder Flex Plans. Orders to purchase Class C shares for a DWS Scudder Flex Plan, regardless of when such plan was established on the System, will be invested instead in Class A shares at net asset value when the combined subaccount value in DWS Funds or other eligible assets held by the plan is $1,000,000 or more. This provision will be imposed for the first purchase after eligible plan assets reach the $1,000,000 threshold. A later decline in assets below the $1,000,000 threshold will not affect the plan's ability to continue to purchase Class A shares at net asset value.

c.       Class C Share DWS Scudder Choice Plans. Orders to purchase Class C shares for a DWS Scudder Choice Plan that has been regularly purchasing
         Class C shares will be invested instead in Class A shares at net asset value when the combined subaccount value in DWS Funds or other eligible assets held by the plan is $1,000,000 or more. This provision will be imposed for purchases made beginning in the month after eligible plan assets reach the $1,000,000 threshold. In addition, as a condition to being permitted to use the Choice Plan platform, plans must agree that, within one month after eligible plan assets reach the $1,000,000 threshold, all existing Class C shares held in the plan will be automatically converted to Class A shares.

The procedures above do not reflect in any way the suitability of a particular class of shares for a particular investor and should not be relied upon as such.
A suitability determination must be made by investors with the assistance of their financial representative.

Purchase of Institutional Class Shares. Information on how to buy Institutional
Class shares is set forth in the section entitled "Buying and Selling Shares" in the Fund's prospectus. The following supplements that information. The minimum initial investment for Institutional Class shares is $1,000,000. There is no minimum subsequent investment requirement for the Institutional Class shares.
The minimum initial investment may be waived in certain circumstances. The minimum amounts may be changed at any time in management's discretion.

To sell shares in a retirement account other than an IRA, your request must be made in writing, except for exchanges to other eligible funds in the DWS family of funds, which can be requested by phone or in writing.

Automatic Investment Plan. A shareholder may purchase additional shares of the
Fund through an automatic investment program. With the Direct Deposit Purchase
Plan ("Direct Deposit"), investments are made automatically (minimum $500 and maximum $250,000 for initial investments and a minimum of $50 and maximum of
$250,000 for subsequent investments) from the shareholder's account at a bank, savings and loan or credit union into the shareholder's Fund account.
Termination by a shareholder will become effective within thirty days after the
Shareholder Service Agent has received the request. The Fund may immediately terminate a shareholder's Direct Deposit in the event that any item is unpaid by the shareholder's financial institution.

Minimum Subsequent Investment Policies. For current shareholders of Class A, B or C shares there is a $50 minimum investment requirement for subsequent investments in the fund. There is no minimum subsequent investment requirement in Class A shares for investments on behalf of participants in certain fee-based and wrap programs offered through financial intermediaries approved by the
Advisor or for Institutional Class shareholders. There is no minimum subsequent investment required for Institutional Class Shares.

Payroll Investment Plans. A shareholder may purchase Class A, B, or C shares of the Fund through Payroll Direct Deposit or Government Direct Deposit. Under
these programs, all or a portion of a shareholder's net pay or government check is invested each payment period. A shareholder may terminate participation in these programs by giving written notice to the shareholder's employer or government agency, as appropriate. (A reasonable time to act is required.) The
Fund is not responsible for the efficiency of the employer or government agency making the payment or any financial institutions transmitting payments.

It is our policy to offer purchase privileges to current or former directors or trustees of the Deutsche or DWS mutual funds, employees, their spouses or life partners and children or stepchildren age 21 or younger of Deutsche Bank or its affiliates or a subadvisor to any fund in the DWS family of funds or a broker-dealer authorized to sell shares of the Fund. Qualified individuals will generally be allowed to purchase shares in the class with the lowest expense ratio, usually the Institutional Class shares. If the Fund does not offer
Institutional Class shares, these individuals will be allowed to buy Class A shares at NAV. The Fund also reserves the right to waive the minimum account balance requirement for employee and director accounts. Fees generally charged to IRA accounts will be charged to accounts of employees and directors.

Expedited Purchase Procedures for Existing Shareholders. Shareholders of other
DWS Funds who have submitted an account application and have certified a tax identification number, clients having a regular investment counsel account with the Advisor or its affiliates and members of their immediate families, officers and employees of the Advisor or of any affiliated organization and their immediate families, members of FINRA, and banks may open an account by wire by calling (800) 621-1048 for instructions. The investor must send a duly completed and signed application to the Fund promptly. A subsequent purchase order may be placed by established shareholders (except by DWS Scudder Individual Retirement
Account (IRA), DWS Scudder Horizon Plan, DWS Scudder Profit Sharing and Money
Purchase Pension Plans, DWS Scudder 401(k) and DWS Scudder 403(b) Plan holders), members of FINRA, and banks.

Redemptions

Redemption fee. The Fund imposes a redemption fee of 2% of the total redemption amount (calculated at net asset value, without regard to the effect of any contingent deferred sales charge; any contingent deferred sales charge is also assessed on the total redemption amount without regard to the assessment of the
2% redemption fee) on all fund shares redeemed or exchanged within 15 days of buying them (either by purchase or exchange). The redemption fee is paid directly to the Fund, and is designed to encourage long-term investment and to offset transaction and other costs associated with short-term or excessive trading. For purposes of determining whether the redemption fee applies, shares held the longest time will be treated as being redeemed first and shares held the shortest time will be treated as being redeemed last. The redemption fee is applicable to fund shares purchased either directly or through a financial intermediary, such as a broker-dealer. Transactions through financial intermediaries typically are placed with the Fund on an omnibus basis and include both purchase and sale transactions placed on behalf of multiple investors. These purchase and sale transactions are generally netted against one another and placed on an aggregate basis; consequently the identities of the individuals on whose behalf the transactions are placed generally are not known to a fund. For this reason, the Fund has undertaken to notify financial intermediaries of their obligation to assess the redemption fee on customer accounts and to collect and remit the proceeds to the Fund. However, due to operational requirements, the intermediaries' methods for tracking and calculating the fee may be inadequate or differ in some respects from the Fund's method.

General. Policies and procedures affecting transactions in Fund shares can be changed at any time without notice, subject to applicable law. Transactions may be contingent upon proper completion of application forms and other documents by shareholders and their receipt by the Fund's agents. Transaction delays in processing (and changing account features) due to circumstances within or beyond the control of the Fund and its agents may occur. Shareholders (or their financial service firms) are responsible for all losses and fees resulting from bad checks, cancelled orders or the failure to consummate transactions effected pursuant to instructions reasonably believed to be genuine.

The fund may suspend or postpone redemptions as permitted pursuant to Section
22(e) of the 1940 Act. Generally, those circumstances are when 1) the New York
Stock Exchange is closed other than customary weekend or holiday closings; 2)
trading on the New York Stock Exchange is restricted; 3) an emergency exists which makes the disposal of securities owned by a portfolio or the fair determination of the value of a portfolio's net assets not reasonably practicable; or 4) the SEC, by order, permits the suspension of the right of redemption. Redemption payments by wire may also be delayed in the event of a non-routine closure of the Federal Reserve wire payment system. A request for repurchase (confirmed redemption) may be communicated by a shareholder through a financial services firm to DWS-SDI, which firms must promptly submit orders to be effective.

Redemption requests must be unconditional. Redemption requests (and a stock power for certificated shares) must be duly endorsed by the account holder. As specified in the prospectuses, signatures may need to be guaranteed by a commercial bank, trust company, savings and loan association, federal savings bank, member firm of a national securities exchange or other financial institution permitted by SEC rule. Additional documentation may be required, particularly from institutional and fiduciary account holders, such as corporations, custodians (e.g., under the Uniform Transfers to Minors Act), executors, administrators, trustees or guardians.

If the proceeds of the redemption (prior to the imposition of any contingent deferred sales charge) are $100,000 or less and the proceeds are payable to the shareholder of record at the address of record, normally a telephone request or a written request by any one account holder without a signature guarantee is sufficient for redemptions by individual or joint account holders, and trust, executor and guardian account holders, provided the trustee, executor or guardian is named in the account registration. Other institutional account holders may exercise this special privilege of redeeming shares by telephone request or written request without signature guarantee subject to the same conditions as individual account holders, provided that this privilege has been pre-authorized by the institutional account holder by written instruction to the
Shareholder Service Agent with signatures guaranteed. This privilege may not be used to redeem shares held in certificated form and may not be used if the shareholder's account has had an address change within 15 days of the redemption request.

Wires. Delivery of the proceeds of a wire redemption of $250,000 or more may be delayed by the Fund for up to seven days if the Fund or the Shareholder Service
Agent deems it appropriate under then-current market conditions. The ability to send wires is limited by the business hours and holidays of the firms involved.
The Fund is not responsible for the efficiency of the federal wire system or the account holder's financial services firm or bank. The account holder is responsible for any charges imposed by the account holder's firm or bank. To change the designated account to receive wire redemption proceeds, send a written request to the Fund Shareholder Service Agent with signatures guaranteed as described above or contact the firm through which Fund shares were purchased.

Automatic Withdrawal Plan. An owner of $5,000 or more of a class of the Fund's shares at the offering price (net asset value plus, in the case of Class A shares the initial sales charge) may provide for the payment from the owner's account of any requested dollar amount to be paid to the owner or a designated payee monthly, quarterly, semiannually or annually. The $5,000 minimum account size is not applicable to IRAs. The minimum periodic payment is $50. The maximum annual rate at which shares, subject to CDSC may be redeemed is 12% of the net asset value of the account. Shares are redeemed so that the payee should receive payment approximately the first of the month. Investors using this Plan must reinvest Fund distributions.

Non-retirement plan shareholders may establish an Automatic Withdrawal Plan (the
"Withdrawal Plan") to receive monthly, quarterly or periodic redemptions from his or her account for any designated amount of $50 or more. Shareholders may designate which day they want the automatic withdrawal to be processed. The check amounts may be based on the redemption of a fixed dollar amount, fixed share amount, percent of account value or declining balance. The Withdrawal Plan provides for income dividends and capital gains distributions, if any, to be reinvested in additional shares. Shares are then liquidated as necessary to provide for withdrawal payments. Since the withdrawals are in amounts selected by the investor and have no relationship to yield or income, payments received cannot be considered as yield or income on the investment and the resulting liquidations may deplete or possibly extinguish the initial investment and any reinvested dividends and capital gains distributions. Any such requests must be received by a Fund's transfer agent ten days prior to the date of the first automatic withdrawal. An Automatic Withdrawal Plan may be terminated at any time by the shareholder, the Trust or its agent on written notice, and will be terminated when all shares of the Fund under the Withdrawal Plan have been liquidated or upon receipt by the Trust of notice of death of the shareholder.

The purchase of Class A shares while participating in an automatic withdrawal plan will ordinarily be disadvantageous to the investor because the investor will be paying a sales charge on the purchase of shares at the same time that the investor is redeeming shares upon which a sales charge may have already been paid. Therefore, the Fund will not knowingly permit additional investments of less than $2,000 if the investor is at the same time making systematic withdrawals.

Contingent Deferred Sales Charge (CDSC). The following example will illustrate the operation of the CDSC. Assume that an investor makes a single purchase of
$10,000 of the Fund's Class B shares and that 16 months later the value of the shares has grown by $1,000 through reinvested dividends and by an additional
$1,000 of share appreciation to a total of $12,000. If the investor were then to redeem the entire $12,000 in share value, the CDSC would be payable only with respect to $10,000 because neither the $1,000 of reinvested dividends nor the
$1,000 of share appreciation is subject to the charge. The charge would be at the rate of 3.00% ($300) because it was in the second year after the purchase was made.

The rate of the CDSC is determined by the length of the period of ownership.
Investments are tracked on a monthly basis. The period of ownership for this purpose begins the first day of the month in which the order for the investment is received. For example, an investment made in March of the year of investment will be eligible for the second year's charge if redeemed in or after March of the following year. In the event no specific order is requested when redeeming shares subject to a CDSC, the redemption will be made first from shares representing reinvested dividends and then from the earliest purchase of shares.
DWS-SDI receives any CDSC directly. The charge will not be imposed upon redemption of reinvested dividends or share appreciation.

The Class A CDSC will be waived in the event of:

(a)      redemptions by a participant-directed qualified retirement plan described in Code Section 401(a), a participant-directed non-qualified deferred compensation plan described in Code Section 457 or a participant-directed qualified retirement plan described in Code
         Section 403(b)(7) which is not sponsored by a K-12 school district;

(b)      redemptions by employer-sponsored employee benefit plans using the subaccount record keeping system made available through ADP, Inc. under an alliance with DWS-SDI and its affiliates;

(c)      redemption of shares of a shareholder (including a registered joint owner) who has died or is disabled (under certain circumstances);

(d)      redemption of shares of a shareholder (including a registered joint owner) who after purchase of the shares being redeemed becomes totally disabled (as evidenced by a determination by the federal Social
         Security Administration);

(e)      redemptions under the Fund's Automatic Withdrawal Plan at a maximum of
         12% per year of the net asset value of the account;

(f)      redemptions of shares whose dealer of record at the time of the investment notifies DWS-SDI that the dealer waives the discretionary commission applicable to such Large Order NAV Purchase; and

(g)      redemptions for certain loan advances, hardship provisions or returns of excess contributions from retirement plans.

The Class B CDSC will be waived for the circumstances set forth in items (c),
(d), (e) and (g) for Class A shares. In addition, this CDSC will be waived:

(h)      for redemptions made pursuant to any IRA systematic withdrawal based on the shareholder's life expectancy including, but not limited to, substantially equal periodic payments described in Internal Revenue
         Code Section 72(t)(2)(A)(iv) prior to age 59 1/2;

(i)      for redemptions to satisfy required minimum distributions after age 70
         1/2 from an IRA account (with the maximum amount subject to this waiver being based only upon the shareholder's DWS Scudder IRA accounts); and

(j)      in connection with the following redemptions of shares held by employer sponsored employee benefit plans maintained on the subaccount record keeping system made available through ADP under an alliance with
         DWS-SDI and its affiliates: (1) to satisfy participant loan advances
         (note that loan repayments constitute new purchases for purposes of the
         CDSC and the conversion privilege), (2) in connection with retirement distributions (limited at any one time to 12% of the total value of plan assets invested in the Fund), (3) in connection with distributions qualifying under the hardship provisions of the Internal Revenue Code,
         (4) representing returns of excess contributions to such plans and (5)
         in connection with direct "roll over" distributions from a Flex Plan into a DWS Scudder IRA under the Class A net asset value purchase privilege.

The Class C CDSC will be waived for the circumstances set forth in items (b),
(c), (d), (e) and (g) for Class A shares and for the circumstances set forth in items (h) and (i) for Class B shares. In addition, this CDSC will be waived for:

(k)      redemption of shares by an employer sponsored employee benefit plan that offers funds in addition to DWS Funds and whose dealer of record has waived the advance of the first year administrative service and distribution fees applicable to such shares and agrees to receive such fees quarterly; and

(l)      redemption of shares purchased through a dealer-sponsored asset allocation program maintained on an omnibus record-keeping system provided the dealer of record had waived the advance of the first year administrative services and distribution fees applicable to such shares and has agreed to receive such fees quarterly.

In-kind Redemptions. The Fund reserves the right to honor any request for redemption or repurchase by making payment in whole or in part in readily marketable securities. These securities will be chosen by the Fund and valued as they are for purposes of computing the Fund's net asset value. A redeeming shareholder who receives such securities will be subject to federal income tax in the same manner as if a cash distribution had been received. A shareholder may incur transaction expenses in converting these securities to cash.

Exchanges

Shareholders may request a exchange of their shares for shares of the corresponding class of other DWS Funds without imposition of a sales charge, subject to the provisions below. For purposes of calculating any CDSC, amounts exchanged retain their original cost and purchase date.

Shares of money market funds that were acquired by purchase (not including shares acquired by dividend reinvestment) are subject to the applicable sales charge on exchange. Certain series of DWS Target Fund are available on exchange only during the offering period for such series as described in the applicable prospectus. Tax Free Money Fund -- Investment Class, NY Tax-Free Money Fund --
Investment Class, Treasury Money Fund -- Investment Class, Money Market Fund --
Investment Class, Cash Management Fund Institutional, Cash Reserves Fund
Institutional, Treasury Money Fund -- Institutional Class, Cash Reserve Fund,
Inc. Prime Series, Tax-Exempt California Money Market Fund, Cash Account Trust
and Investors Cash Trust are available on exchange but only through a financial services firm having a services agreement with DWS-SDI. All exchanges among money funds must meet applicable investor eligibility and investment requirements. Exchanges may only be made for funds that are available for sale in the shareholder's state of residence. Currently, Tax-Exempt California Money
Market Fund is available for sale only in California.

Shareholders must obtain prospectuses of the funds they are exchanging into from dealers, other firms or DWS-SDI. Exchanges are taxable transactions for federal income tax purposes.

Automatic Exchange Plan. The owner of $1,000 or more of any class of shares of a
DWS Fund may authorize the automatic exchange of a specified amount ($50 minimum) of such shares for shares of the same class of another such DWS Fund.
Exchanges will be made automatically until the shareholder or the Fund terminates the privilege. Exchanges are subject to the terms and conditions described above.

Multi-Class Conversions. For purposes of conversion to Class A shares, shares purchased through the reinvestment of dividends and other distributions paid with respect to Class B shares in a shareholder's fund account will be converted to Class A shares on a pro rata basis.

                                    DIVIDENDS

The Fund intends to distribute dividends from its net investment income
(excluding short-term capital gains) quarterly in March, June, September and
December. The Fund intends to distribute net realized capital gains after utilization of capital loss carryforwards, if any, in December to prevent application of a federal excise tax. An additional distribution may be made, if necessary.

Any dividends or capital gains distributions declared in October, November or
December with a record date in such a month and paid during the following
January will be treated by shareholders for federal income tax purposes as if received on December 31 of the calendar year declared.

Dividends paid by the Fund with respect to each class of its shares will be calculated in the same manner, at the same time and on the same day.

The level of income dividends per share (as a percentage of net asset value)
will be lower for Class B and Class C shares than for Class A shares primarily as a result of the distribution fee applicable to Class B and Class C.
Distributions of capital gains, if any, will be paid in the same amount for each class.

Income and capital gain dividends, if any, of the Fund will be credited to shareholder accounts in full and fractional shares of the same class of the Fund at net asset value on the reinvestment date, except that, upon written request to the Shareholder Service Agent, a shareholder may select one of the following options:

1.       To receive income and short-term capital gain dividends in cash and long-term capital gain dividends in shares of the same class at net asset value; or

2.       To receive income and capital gain dividends in cash.

Dividends will be reinvested in shares of the same class of the Fund unless shareholders indicate in writing that they wish to receive them in cash. The
Fund will reinvest dividend checks (and future dividends) in shares of that same
Fund and class if checks are returned as undeliverable. Dividends and other distributions of the Fund in the aggregate amount of $10 or less are automatically reinvested in shares of the Fund unless the shareholder requests that such policy not be applied to the shareholder's account.

If an investment is in the form of a retirement plan, all dividends and capital gains distributions must be reinvested into the shareholder's account.

If a shareholder has elected to reinvest any dividends and/or other distributions, such distributions will be made in shares of the Fund and confirmations will be mailed to the shareholder. If a shareholder has chosen to receive cash, a check will be sent. Distributions of investment company taxable income and net realized capital gains are taxable, whether made in shares or cash.

The distribution is accompanied by a brief explanation of the form and character of the distribution. The characterization of distributions on such correspondence may differ from the characterization for federal tax purposes. In
January of each year the Fund issues to each shareholder a statement of the federal income tax status of all distributions in the prior calendar year.

The Fund may at any time vary its foregoing dividend practices and, therefore, reserves the right from time to time to either distribute or retain for reinvestment such of its net investment income and its net short-term and long-term capital gains as its Board determines appropriate under the then current circumstances. In particular, and without limiting the foregoing, the
Fund may make additional distributions of net investment income or net capital gain in order to satisfy the minimum distribution requirements contained in the
Code.

                                      TAXES

The following is intended to be a general summary of certain US federal income tax consequences of investing in the Fund. It is not intended as a complete discussion of all such consequences, nor does it purport to deal with all categories of investors. This discussion reflects the applicable tax laws of the
United States as of the date of this Statement of Additional Information, which tax laws may change or be subject to new interpretation by the courts or the
IRS, possibly with retroactive effect. Investors are therefore advised to consult with their tax advisors before making an investment in the Fund.

Federal Taxation. The Fund has elected to be treated as a regulated investment company under Subchapter M of the Code, and has qualified each year as such since its inception. The Fund intends to continue to so qualify in each taxable year as required under the Code so that it will not be subject to federal income tax on the income and gains that it distributes to shareholders. In order to qualify as a regulated investment company, the Fund must meet certain requirements regarding the source of its income, the diversification of its assets and the distribution of its income. The Fund must derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale of stock, securities and foreign currencies and other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and net income derived from qualified publicly traded partnerships. The Fund must diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash and cash items, US government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5%
of the value of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities (other than those of the US government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses. The Fund is required to distribute to its shareholders at least 90% of its taxable (including the excess of net short-term capital gain over net long-term capital losses) and tax-exempt net investment income and generally is not subject to federal income tax to the extent that it distributes annually such net investment income and net realized capital gains in the manner required under the Code.

If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders), and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, will be taxable to shareholders as dividends. Such dividends, however, would generally be eligible (i) to be treated as "qualified dividend income," in the case of individual and other noncorporate shareholders, subject to reduced rates of federal income taxation for taxable years beginning before January 1, 2011, and
(ii) for the 70% dividends received deduction in the case of corporate shareholders. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special federal income tax treatment.

The Fund is subject to a nondeductible 4% federal excise tax on amounts required to be, but not, distributed under a prescribed formula. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Fund's taxable ordinary income for the calendar year and at least 98% of the excess of its capital gains over capital losses realized during the one-year period ending October 31 (in most cases) of such year as well as amounts that were neither distributed nor taxed to the Fund during the prior calendar year. Although each Fund's distribution policies should enable it to avoid excise tax liability, the Fund may retain (and be subject to income or excise tax on) a portion of its capital gain or other income if it appears to be in the interest of such Fund.

Taxation of Distributions from the Fund. For federal income tax purposes, distributions of investment income are generally taxable as ordinary income.
Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated the income, rather than how long a shareholder has owned his or her shares. Distributions of net capital gains from the sale of investments that the Fund owned for more than one year and that are properly designated by the Fund as capital gain dividends ("Capital Gain
Dividends") will be taxable as long-term capital gains. Distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income. For taxable years beginning on or before December
31, 2010, distributions of investment income designated by the Fund as derived from "qualified dividend income" will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided certain holding period and other requirements are met at both the shareholder and Fund level. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 120-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 180-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation investment interest limitation, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a foreign personal holding company, foreign investment company, or passive foreign investment company.

Distributions are taxable to shareholders even if they are paid from income or gains earned by the Fund before a shareholder's investment (and thus were included in the price the shareholder paid). Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares through the reinvestment privilege. A shareholder whose distributions are reinvested in shares will be treated as having received a dividend equal to the fair market value of the new shares issued to the shareholder. Any gain resulting from the sale or exchange of Fund shares generally will be taxable as capital gain.

In general, distributions of investment income designated by the Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to the Fund's shares.
Only qualified dividend income received by the Fund after December 31, 2002 is eligible for pass-through treatment. If the aggregate qualified dividend received by the Fund during any taxable year is 95% or more of its gross income, then 100% of the Fund's dividends (other than dividends properly designated as
Capital Gain Dividends) will be eligible to be treated as qualified dividend income. For this purpose, the only gain included in the term "gross income" is the excess of net short-term capital gain over net long-term capital loss.

Special federal income tax rules apply to investments though defined contribution plans and other tax-qualified plans. Shareholders should consult their tax adviser to determine the suitability of shares of the Fund as an investment through such plans and the precise effect of and investment on their particular tax situation.

Dividends from domestic corporations may comprise a substantial part of each
Fund's gross income. If any such dividends constitute a portion of the Fund's gross income, a portion of the income distributions of such Fund may be eligible for the 70% deduction for dividends received by corporations. Shareholders will be informed of the portion of dividends which so qualify. The dividends-received deduction is reduced to the extent the shares of the Fund with respect to which the dividends are received are treated as debt-financed under federal income tax law and is eliminated if either those shares or the shares of the Fund are deemed to have been held by the Fund or the shareholder, as the case may be, for less than 46 days during the 91-day period beginning 45 days before the shares become ex-dividend.

Transactions in Fund Shares. Any loss realized upon the redemption of shares held for six months or less at the time of redemption will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain during such six-month period. Furthermore, any loss from the sale or redemption of shares held six months or less generally will be disallowed to the extent that tax-exempt interest dividends were paid on such shares.

Under certain circumstances, shareholders of the Fund may exchange their shares for shares of the same class of certain other funds (the "reinvested shares").
If a shareholder (other than tax-exempt accounts) makes such an exchange, the shareholder will recognize a capital gain or loss for federal income tax purposes measured by the difference between the value of the reinvested shares and the basis of the exchanged shares. Upon the exchange of shares (or the reinvestment in shares of the same Fund) that were purchased subject to a sales charge and held for less than 91 days, the lesser of (i) the sales charge incurred on the exchanged shares or (ii) the sales charge waived on the reinvested shares is included in the basis of the reinvested shares and is not included in the basis of the exchanged shares.

Foreign Taxation. Foreign withholding or other foreign taxes with respect to income (possibly including, in some cases, capital gains) on certain foreign securities may occur. These taxes may be reduced or eliminated under the terms of an applicable US income tax treaty. As it is not expected that more than 50%
of the value of the Fund's total assets will consist of securities issued by foreign corporations, the Fund will not be eligible to pass through to shareholders their proportionate shares of any foreign taxes paid, with the result that shareholders will not be required to include in income, and will not be entitled to take any credits or deductions for such foreign taxes.

Passive Foreign Investment Companies. Equity investments by the Fund in certain
"passive foreign investment companies" ("PFICs") could potentially subject the
Fund to a US federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to Fund shareholders. However, the Fund may elect to avoid the imposition of that tax.
For example, the Fund may elect to treat a PFIC as a "qualified electing fund"
(a "QEF election"), in which case the Fund would be required to include its share of the company's income and net capital gains annually, regardless of whether it receives any distribution from the company. Such Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings
"to the market" as though it had sold and repurchased its holdings in those
PFICs on the last day of the Fund's taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by the Fund to avoid taxation. Making either of these elections therefore may require such Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund's total return. Dividends paid by PFICs will not be eligible to be treated as "qualified dividend income."

Other Federal Income Tax Considerations. The Fund's use of options, futures contracts, forward contracts (to the extent permitted) and certain other
Strategic Transactions will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale, short sale and other rules), the effect of which may be to accelerate the recognition of income, defer losses, cause adjustments in the holding periods of portfolio securities, convert capital gains into ordinary income and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to investors.

The Fund's investment in zero coupon bonds and other debt obligations having original issue discount may cause the Fund to recognize taxable income in excess of any cash received from the investment.

Under the backup withholding provisions of the Code, redemption proceeds as well as distributions (including exempt interest dividends) may be subject to federal income tax withholding for certain shareholders, including those who fail to furnish the Fund with their correct taxpayer identification numbers and certifications as to their tax status.

Shareholders of the Fund may be subject to state and local taxes on distributions received from the Fund and on redemptions of the Fund's shares.
Any shareholder who is not a US Person (as such term is defined in the Code)
should consider the US and foreign tax consequences of ownership of shares of the Fund, including the possibility that such a shareholder may be subject to a flat US withholding tax rate of 30% (or a potentially lower rate under an applicable income tax treaty) on amounts received by him or her. Recently enacted legislation, however, modifies the tax treatment of certain dividends paid by the Fund to non-US persons. Effective for taxable years of the Fund beginning after December 31, 2004 and before January 1, 2008, a Fund will generally not be required to withhold tax on any amounts paid to a non-US person with respect to dividends attributable to "qualified short-term gain" (i.e., the excess of short-term capital gain over net long-term capital loss) designated as such by the Fund and dividends attributable to certain US source interest income that would not be subject to federal withholding tax if earned directly by a non-US person, provided such amounts are properly designated by the Fund.

Capital gains distributions may be reduced if Fund capital loss carryforwards are available. Any capital loss carryforwards to which the Fund is entitled are disclosed in the Fund's annual and semiannual reports to shareholders.

All distributions by the Fund result in a reduction in the net asset value of that Fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution would nevertheless be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will receive a partial return of capital upon the distribution, which will nevertheless be taxable to them.

Treasury Regulations provide that if a shareholder recognizes a loss with respect to Fund shares of $2 million or more in a single taxable year (or $4 million or more in any combination of taxable years) for shareholders who are individuals, S corporations or trusts, or $10 million or more in a single taxable year (or $20 million or more in any combination of taxable years) for a corporate shareholder, the shareholder must file with the Internal Revenue
Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper.
Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their particular circumstances.

Investors are advised to consult their own tax advisors with respect to the application to their own circumstances of the above-described general federal income taxation rules and with respect to other federal, state, local or foreign tax consequences to them on an investment in shares of the Fund.

                                 NET ASSET VALUE

The net asset value of shares of the Fund is computed as of the close of regular trading on the New York Stock Exchange (the "Exchange") on each day the Exchange is open for trading (the "Value Time"). The Exchange is scheduled to be closed on the following holidays: New Year's Day, Dr. Martin Luther King, Jr. Day,
Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day,
Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Net asset value per share is determined separately for each class of shares by dividing the value of the total assets of the Fund attributable to the shares of that class, less all liabilities attributable to that class, by the total number of shares of that class outstanding. The per share net asset value may be lower for certain classes of the Fund because of higher expenses borne by these classes.

An equity security is valued at its most recent sale price on the security's primary exchange or OTC market as of the Value Time. Lacking any sales, the security is valued at the calculated mean between the most recent bid quotation and the most recent asked quotation (the "Calculated Mean") on such exchange or
OTC market as of the Value Time. If it is not possible to determine the
Calculated Mean, the security is valued at the most recent bid quotation on such exchange or OTC market as of the Value Time. In the case of certain foreign exchanges or OTC markets, the closing price reported by the exchange or OTC market (which may sometimes be referred to as the "official close" or the
"official closing price" or other similar term) will be considered the most recent sale price.

Debt securities are valued as follows. Money market instruments purchased with an original or remaining maturity of 60 days or less, maturing at par, are valued at amortized cost. Other money market instruments are valued based on information obtained from an approved pricing agent or, if such information is not readily available, by using matrix pricing techniques (formula driven calculations based primarily on current market yields). Bank loans are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the mean of the most recent bid and asked quotations or evaluated prices, as applicable, based on quotations or evaluated prices obtained from one or more broker-dealers. Privately placed debt securities, other than Rule 144A debt securities, initially are valued at cost and thereafter based on all relevant factors, including type of security, size of holding and restrictions on disposition. Municipal debt securities are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the mean of the most recent bid and asked quotations or evaluated price obtained from a broker-dealer. Other debt securities are valued at prices supplied by an approved pricing agent, if available, and otherwise at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. If it is not possible to value a particular debt security pursuant to the above methods, the security is valued on the basis of factors including (but not limited to) maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded.

An exchange-traded option contract on securities, currencies and other financial instruments is valued at its most recent sale price on the relevant exchange.
Lacking any sales, the option contract is valued at the Calculated Mean. If it is not possible to determine the Calculated Mean, the option contract is valued at the most recent bid quotation in the case of a purchased option contract or the most recent asked quotation in the case of a written option contract, in each case as of the Value Time. An option contract on securities, currencies and other financial instruments traded in the OTC market is valued on the Value Date at the evaluated price provided by the broker-dealer with which it was traded.
Futures contracts (and options thereon) are valued at the most recent settlement price, if available on the exchange on which they are traded most extensively.
With the exception of stock index futures contracts which trade on the Chicago
Mercantile Exchange, closing settlement times are prior to the close of trading on the Exchange. For stock index futures contracts which trade on the Chicago
Mercantile Exchange, closing settlement prices are normally available at approximately 4:20 Eastern time. If no settlement price is available, the last traded price on such exchange will be used.

If market quotations for portfolio assets are not readily available or the value of a portfolio asset as determined in accordance with Board approved procedures does not represent the fair market value of the portfolio asset, the value of the portfolio asset is taken to be an amount which, in the opinion of the Fund's
Pricing Committee (or, in some cases, the Board's Valuation Committee), represents fair market value. The value of other portfolio holdings owned by the
Fund is determined in a manner which is intended to fairly reflect the fair market value of the asset on the valuation date, based on valuation procedures adopted by the Fund's Board and overseen primarily by the Fund's Pricing
Committee.

                              TRUSTEES AND OFFICERS

The following table presents certain information regarding the Board Members and
Officers of the Fund as of March 1, 2008. Each individual's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) unless otherwise noted, the address of each individual is c/o Deutsche
Asset Management, 222 South Riverside Plaza, Chicago, Illinois 60606. Each Board
Member's term of office extends until the next shareholder's meeting called for the purpose of electing such Board Member and until the election and qualification of a successor, or until such Board Member sooner dies, retires, resigns or is removed as provided in the governing documents of the Trust.

The following individuals hold the same position with the Fund and the Trust.

Independent Board Members

---------------------------------------------------------------------------------------------------------------------
Name, Year of Birth,
Position(s) Held with the                                                                          Number of Funds
Trust and Length of Time       Principal Occupation(s) During Past 5 Years and                     in DWS Fund
Served(1)                      Other Directorships Held                                            Complex Overseen
---------------------------------------------------------------------------------------------------------------------
Paul K. Freeman (1950)         Consultant, World Bank/Inter-American Development Bank; formerly,          59
Chairperson since 2007, and    Project Leader, International Institute for Applied Systems
Board Member, 2002-present     Analysis (1998-2001); Chief Executive Officer, The Eric Group,
                               Inc. (environmental insurance) (1986-1998)
---------------------------------------------------------------------------------------------------------------------
John W. Ballantine (1946)      Retired; formerly, Executive Vice President and Chief Risk                 59
Board Member, 1999-present     Management Officer, First Chicago NBD Corporation/The First
                               National Bank of Chicago (1996-1998); Executive Vice President and
                               Head of International Banking (1995-1996). Directorships:
                               Healthways Inc. (provider of disease and care management
                               services); Portland General Electric (utility company); Stockwell
                               Capital Investments PLC (private equity). Former Directorships:
                               First Oak Brook Bancshares, Inc. and Oak Brook Bank
---------------------------------------------------------------------------------------------------------------------
Donald L. Dunaway (1937)       Retired; formerly, Executive Vice President, A. O. Smith                   59
Board Member, 1980-present     Corporation (diversified manufacturer) (1963-1994)
---------------------------------------------------------------------------------------------------------------------
James R. Edgar (1946)          Distinguished Fellow, University of Illinois, Institute of                 59
Board Member, 1999-present     Government and Public Affairs (1999-present); formerly, Governor,
                               State of Illinois (1991-1999). Directorships:  John B. Sanfilippo
                               & Son, Inc. (processor/packager/marketer of nuts, snacks and candy products); Horizon Group Properties, Inc.; Youbet.com (online wagering platform); Alberto-Culver Company (manufactures,
                               distributes and markets health and beauty care products)
---------------------------------------------------------------------------------------------------------------------
Robert B. Hoffman (1936)       Retired; formerly, Chairman, Harnischfeger Industries, Inc.                59
Board Member, 1981-present     (machinery for the mining and paper industries) (1999-2001); prior thereto, Vice Chairman and Chief Financial Officer, Monsanto
                               Company (agricultural, pharmaceutical and nutritional/food products) (1994-1999). Directorship:  RCP Advisors, LLC (a private equity investment advisory firm)
---------------------------------------------------------------------------------------------------------------------
William McClayton (1944)       Chief Administrative Officer, Diamond Management & Technology              59
Board Member, 2004-present     Consultants, Inc. (global management consulting firm)
                               (2001-present); formerly, Senior Partner, Arthur Andersen LLP
                               (accounting) (1966-2001). Directorship: Board of Managers, YMCA of
                               Metropolitan Chicago. Formerly Trustee, Ravinia Festival
---------------------------------------------------------------------------------------------------------------------
Shirley D. Peterson (1941)     Retired; formerly, President, Hood College (1995-2000); prior              59
Board Member, 1995-present     thereto, Partner, Steptoe & Johnson (law firm); Commissioner,
                               Internal Revenue Service; Assistant Attorney General (Tax), US
                               Department of Justice. Directorships:  Federal Mogul Corp.
                               (supplier of automotive components and subsystems); AK Steel
                               (steel production); Goodyear Tire & Rubber Co.
                               (April 2004-present); Champion Enterprises, Inc. (manufactured home building); Wolverine World Wide, Inc. (designer, manufacturer and marketer of footwear) (April 2005-present); Trustee, Bryn Mawr
                               College. Former Directorship:  Bethlehem Steel Corp.
---------------------------------------------------------------------------------------------------------------------
Robert H. Wadsworth (1940)     President, Robert H. Wadsworth & Associates, Inc. (consulting              62
Board Member, 2004-present     firm) (1983 to present). Formerly, Trustee of New York Board DWS
                               Funds.
---------------------------------------------------------------------------------------------------------------------

Officers(2)

---------------------------------------------------------------------------------------------------------------------
Name, Date of Birth,
Position(s) Held with the
Trust and Length of Time       Principal Occupation(s) During Past 5 Years and
Served(1)                      Other Directorships Held
---------------------------------------------------------------------------------------------------------------------
Michael G. Clark(4) (1965)     Managing Director(3), Deutsche Asset Management (2006-present); President of DWS
President, 2006-present        family of funds; Director, ICI Mutual Insurance Company (since October 2007);
                               formerly, Director of Fund Board Relations (2004-2006) and Director of Product
                               Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President
                               Operations, Merrill Lynch Asset Management (1999-2000)
---------------------------------------------------------------------------------------------------------------------
John Millette(5) (1962)        Director(3), Deutsche Asset Management
Vice President 2008 -
present, Secretary,
2001-present
---------------------------------------------------------------------------------------------------------------------
Paul H. Schubert(4) (1963)     Managing Director(3), Deutsche Asset Management (since July 2004); formerly,
Chief Financial Officer,       Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of
2004-present                   Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global
Treasurer, 2005-present        Asset Management (1994-1998)
---------------------------------------------------------------------------------------------------------------------
Patricia DeFilippis(4) (1963)  Vice President, Deutsche Asset Management (since June 2005); formerly, Counsel, New
Assistant Secretary,           York Life Investment Management LLC (2003-2005); legal associate, Lord, Abbett & Co.
2005-present                   LLC (1998-2003)
---------------------------------------------------------------------------------------------------------------------
Elisa D. Metzger(4) (1962)     Director(3), Deutsche Asset Management (since September 2005); formerly, Counsel,
Assistant Secretary,           Morrison and Foerster LLP (1999-2005)
2005-present
---------------------------------------------------------------------------------------------------------------------
Caroline Pearson(5) (1962)     Managing Director(3), Deutsche Asset Management
Assistant Secretary,
1998-present
---------------------------------------------------------------------------------------------------------------------
Paul Antosca(5)                Director(3), Deutsche Asset Management (since 2006); formerly, Vice President, The
(1957)                         Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
Assistant Treasurer,
2007-present
---------------------------------------------------------------------------------------------------------------------
Jack Clark (5) (1967)          Director(3), Deutsche Asset Management (since 2007); formerly, Vice President, State
Assistant Treasurer,           Street Corporation (2002-2007)
2008-present
---------------------------------------------------------------------------------------------------------------------
Kathleen Sullivan D'Eramo(5)   Director(3), Deutsche Asset Management
(1957)
Assistant Treasurer,
2003-present
---------------------------------------------------------------------------------------------------------------------
Diane Kenneally(5) (1966)      Director(3), Deutsche Asset Management
Assistant Treasurer,
2008-present
---------------------------------------------------------------------------------------------------------------------
Jason Vazquez(4) (1972)        Vice President, Deutsche Asset Management (since 2006); formerly, AML Operations
Anti-Money Laundering          Manager for Bear Stearns (2004-2006), Supervising Compliance Principal and
Compliance Officer,            Operations Manager for AXA Financial (1999-2004)
2007-present
---------------------------------------------------------------------------------------------------------------------
Robert Kloby(4) (1962)         Managing Director(3), Deutsche Asset Management (2004-present); formerly, Chief
Chief Compliance Officer,      Compliance Officer/Chief Risk Officer, Robeco USA (2000-2004); Vice President, The
2006-present                   Prudential Insurance Company of America (1988-2000); E.F. Hutton and Company
                               (1984-1988)
---------------------------------------------------------------------------------------------------------------------

(1)       Length of time served represents the date that each Board Member was first elected to the common Board which oversees a number of investment companies, including the Fund, managed by the Advisor. For the officers of the Fund, length of time served represents the date that each officer was first elected to serve as an officer of any fund overseen by the aforementioned common Board.

(2)       As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Fund within the meaning of the 1940 Act. Interested persons receive no compensation from the Fund.

(3)       Executive title, not a board directorship.

(4)       Address:  345 Park Avenue, New York, New York 10154.

(5)       Address: Two International Place, Boston, Massachusetts 02110.

Officers' Role with Principal Underwriter:  DWS Scudder Distributors, Inc.

Paul H. Schubert:                        Vice President
Caroline Pearson:                        Secretary
Philip J. Collora:                       Assistant Secretary

Board Members' Responsibilities. The officers of the Trust manage its day-to-day operations under the direction of the Board. The primary responsibility of the
Board is to represent the interests of the shareholders of the Fund and to provide oversight of the management of the Fund. All of the Board Members are not "interested persons" of the Advisor.

The Board has adopted its own Governance Procedures and Guidelines and has established a number of committees, as described below. For each of the following committees, the Board has adopted a written charter setting forth the committees' responsibilities.

Board Committees. The Board oversees a number of investment companies managed by the Advisor. Information shown below represents meetings held on behalf of all such funds. The common Board has the following committees:

Audit Committee: The Audit Committee, which consists entirely of Independent
Board Members, makes recommendations regarding the selection of independent registered public accounting firm for the funds, confers with the independent registered public accounting firm regarding the funds' financial statements, the results of audits and related matters, and performs such other tasks as the full
Board deems necessary or appropriate. The Audit Committee receives annual representations from the independent registered public accounting firm as to its independence. The members of the Audit Committee are William McClayton (Chair),
Donald L. Dunaway and Robert B. Hoffman. The Audit Committee held eight (8)
meetings during calendar year 2007.

Nominating and Governance Committee: The Nominating and Governance Committee,
which consists entirely of Independent Board Members, seeks and reviews candidates for consideration as nominees for membership on the Board and oversees the administration of the funds' Governance Procedures and Guidelines.
The members of the Nominating and Governance Committee are Shirley D. Peterson
(Chair), James R. Edgar and William McClayton. Shareholders wishing to submit the name of a candidate for consideration as a Board member by the committee should submit their recommendation(s) and resume to the Secretary of the Trust.
The Nominating and Governance Committee held six (6) meetings during calendar year 2007.

Contract Review Committee: The Contract Review Committee, which consists entirely of Independent Board Members, oversees the annual contract review process. The members of the Contract Review Committee are Paul K. Freeman
(Chair), John W. Ballantine, Donald L. Dunaway, William McClayton and Robert H.
Wadsworth. The Contract Review Committee held two (2) meetings during calendar year 2007.

Valuation Committee: The Valuation Committee reviews valuation procedures adopted by the Board, determines fair value of the Fund's securities as needed in accordance with the valuation procedures and performs such other tasks as the full Board deems necessary. The members of the Valuation Committee are John W.
Ballantine (Chair), Robert H. Wadsworth, Donald L. Dunaway (alternate) and
William McClayton (alternate). The Valuation

Committee held one (1) meeting during calendar year 2007.

Equity Oversight Committee: The Equity Oversight Committee oversees investment activities of the DWS equity funds overseen by the Board, such as investment performance and risk, expenses and services provided under the investment management agreement. The members of the Equity Oversight Committee are John W.
Ballantine (Chair), James R. Edgar and Robert B. Hoffman. The Equity Oversight
Committee held five (5) meetings during calendar year 2007.

Operations Committee: The Operations Committee oversees the operations of the funds, such as reviewing administrative fees and expenses, distribution arrangements, portfolio transaction policies, custody and transfer agency arrangements and shareholder services. Currently, the members of the Operations
Committee are Robert H. Wadsworth (Chair), John W. Ballantine and James R.
Edgar. The Operations Committee held six (6) meetings during calendar year 2007.

Fixed-Income Oversight Committee: The Fixed-Income Oversight Committee oversees investment activities of the DWS fixed-income funds overseen by the Board, such as investment performance and risk, expenses and services provided under the investment management agreement. The members of the Fixed-Income Oversight
Committee are Donald L. Dunaway (Chair), Shirley D. Peterson and Robert H.
Wadsworth. The Fixed-Income Oversight Committee held five (5) meetings during calendar year 2007.

Remuneration. Each Independent Board Member receives an annual base retainer, paid quarterly, and, as applicable, an additional annual fixed fee(s) for serving as committee member, committee chairperson and/or as the Independent
Board chairperson. The Board Members serve as board members of various other funds advised by the Advisor. The Advisor supervises a Fund's investments, pays the compensation and expenses of its personnel who serve as Board Members and officers on behalf of the Fund and receives a management fee for its services.

The Board established a deferred compensation plan for the Independent Board
Members ("Deferred Compensation Plan"). Under the Deferred Compensation Plan,
the Independent Board Members may defer receipt of all, or a portion, of the compensation they earn for their services to the Fund, in lieu of receiving current payments of such compensation. Any deferred amount is treated as though an equivalent dollar amount has been invested in shares of one or more funds advised by the Advisor ("Shadow Shares"). Governor Edgar currently has elected to defer at least a portion of his fees. In addition, previously, Mr. Dunaway elected to defer fees that were payable, which are now included under the
Deferred Compensation Plan. The equivalent Shadow Shares are reflected below in the table describing the Board Member's share ownership.

Members of the Board who are officers, directors, employees or stockholders of the Advisor or its affiliates receive no direct compensation from the Fund, although they are compensated as employees of the Advisor, or its affiliates, and as a result may be deemed to participate in fees paid by the Fund. The
Independent Board Members are not entitled to benefits under any fund pension or retirement plan. The following table shows compensation received by each Board
Member from the Fund and aggregate compensation from the DWS Fund complex during the calendar year 2007.

                                                            Pension or Retirement
                                                               Benefits Accrued         Total Compensation Paid to
Name of                          Compensation from                as Part of           Board Member from DWS Fund
Board Member                     DWS Balanced Fund              Fund Expenses                   Complex(2)
------------                     -----------------              -------------                   ----------
John W. Ballantine                     $6,340                         $0                          $215,000
Donald L. Dunaway                      $5,970                         $0                          $202,500
James R. Edgar(1)                      $5,626                         $0                          $190,000
Paul K. Freeman(3)                     $7,826                         $0                          $265,000
Robert B. Hoffman                      $5,450                         $0                          $185,000
William McClayton((4))                 $6,050                         $0                          $205,000
Shirley D. Peterson                    $5,530                         $0                          $187,500
Robert H. Wadsworth                    $6,050                         $0                          $245,250

(1)       Includes deferred fees. Pursuant to a Deferred Compensation Plan, as discussed above, deferred amounts are treated as though an equivalent dollar amount has been invested in Shadow Shares (as defined above) of funds managed by the Advisor in which compensation may be deferred by
          Governor Edgar. Total deferred fees (including interest thereon and the return from the assumed investment in the funds managed by the
          Advisor) payable from the Fund to Governor Edgar are $53,109.

(2)       For each Board Member, except Mr. Wadsworth, total compensation for calendar year 2007 includes compensation, as of December 31, 2007, for service on the boards of 21 trusts/corporations comprised of 59 funds/portfolios. Mr. Wadsworth's total compensation for calendar year
          2007 was for service on the boards of 24 trusts/corporations comprised of 62 funds/portfolios.

((3))     Aggregate compensation includes $25,000 paid to Dr. Freeman for numerous special meetings of an ad hoc committee of the Board in connection with board consolidation initiatives and $50,000 in annual retainer fees received by Dr. Freeman as Chairperson of the Board, for which he served through December 31, 2007.

((4))     Does not include $15,000 to be paid to Mr. McClayton in calendar year
          2008 for numerous special meetings of an ad hoc committee of the Board in connection with board consolidation initiatives.

Mr.       Freeman, prior to his service as Independent Board Member, served as a board member of certain funds in the Deutsche Bank complex ("DB
          Funds"). In connection with his resignation and the resignation of certain other board members of the DB Funds on July 30, 2002 (the
          "Effective Date"), which was part of a restructuring of the boards overseeing the DB Funds, Deutsche Asset Management, Inc. ("DAMI")
          agreed to recommend, and, if necessary obtain, directors and officers
          ("D&O") liability insurance coverage for the prior board members, including Mr. Freeman, that is at least as equivalent in scope and amount to the D&O coverage provided to the prior board members for the six-year period following the Effective Date. In the event that D&O insurance coverage is not available in the commercial marketplace on commercially reasonable terms from a conventional third party insurer,
          DeAM reserved the right to provide substantially equivalent protection in the form of an indemnity or financial guarantee from an affiliate of DeAM. The D&O policy in effect prior to the Effective Date provided aggregate coverage of $25,000,000, subject to a $250,000 per claim deductible.

Board Member Fund Ownership. Under the Trust's Governance Procedures and
Guidelines, the Independent Board Members have established the expectation that within three years of becoming a Board Member, an Independent Board Member will have invested an amount in those funds he or she oversees (which shall include amounts held under a deferred fee agreement that are valued based on "shadow shares" in such funds) in the aggregate in excess of $150,000. Each interested
Board Member is also encouraged to own an amount of shares (based upon their own individual judgment) of those funds that he or she oversees that is suitable for his or her own appropriate investment needs. The following tables set forth each
Board Member's share ownership of the Fund and all funds in the DWS Fund complex overseen by each Board Member as of December 31, 2007.

                                                                        Aggregate Dollar Range of Securities
                                             Dollar Range of                        Owned in All
                                           Securities Owned in             Funds in the DWS Fund Complex
Name of Board Member                        DWS Balanced Fund                 Overseen by Board Member
--------------------                        -----------------                 ------------------------
John W. Ballantine                                None                           Over $100,000
Donald L. Dunaway*                                None                           Over $100,000
James R. Edgar*                                   None                           Over $100,000
Paul K. Freeman                                   None                           Over $100,000
Robert B. Hoffman                            $10,001-$50,000                     Over $100,000
William McClayton                                 None                           Over $100,000
Shirley D. Peterson                               None                           Over $100,000
Robert H. Wadsworth                               None                           Over $100,000

*         The dollar range of shares shown includes shadow shares of certain DWS family of funds in which Governor Edgar is deemed to be invested pursuant to the Fund's Deferred Compensation Plan as more fully described above under "Remuneration."

Ownership in Securities of the Advisor and Related Companies

As reported to the Fund, the information in the following table reflects ownership by the Independent Board Members and their immediate family members of certain securities as of December 31, 2007. An immediate family member can be a spouse, children residing in the same household including step and adoptive children and any dependents. The securities represent ownership in the Advisor or principal underwriter of the Fund and any persons (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Advisor or principal underwriter of the Fund (including
Deutsche Bank AG).

                                                                                     Value of         Percent of
                                Owner and                                          Securities on     Class on an
Independent                  Relationship to                                       an Aggregate       Aggregate
Board Member                   Board Member         Company      Title of Class        Basis            Basis
------------                   ------------         -------      --------------        -----            -----
John W. Ballantine                                    None
Donald L. Dunaway                                     None
James R. Edgar                                        None
Paul K. Freeman                                       None
Robert B. Hoffman                                     None
William McClayton                                     None
Shirley D. Peterson                                   None
Robert H. Wadsworth                                   None

Securities Beneficially Owned

As of February 11, 2008, all Board Members and Officers of the Fund as a group owned beneficially (as that term is defined is section 13(d) of the Securities
Exchange Act of 1934) less than 1% of the outstanding securities of the Fund.

To the best of the Fund's knowledge, as of February 11, 2008, no person owned of record or beneficially 5% or more of any class of the Fund's outstanding shares, except as noted below.

Name and Address of Investor Ownership                          Shares                     % of Total Shares
--------------------------------------                          ------                     -----------------
MLPF&S FOR THE SOLE BENEFIT OF                                205,857.83                    6.89% of class C
ITS CUSTOMERS
ATTN FUND ADMINISTRATION 97D63
JACKSONVILLE FL  32246-6484

DWS TRUST COMPANY CUST                                         18,550.76              49.92% of Institutional class
FOR THE IRA ROLLOVER OF
NELSON E DAUS
CYPRESS TX  77433-1282

DWS TRUST COMPANY CUST                                         5,940.78               15.99% of Institutional class
FOR THE IRA ROLLOVER OF
SUSAN MCCRINDLE PETRARCA
LEMONT IL  60439-4619

REBECCA W RIMEL                                                1,998.80               5.38% of Institutional class
KENNEDYVILLE MD  21645-3322

DWS TRUST COMPANY CUST                                         1,909.43               5.14% of Institutional class
FOR THE IRA ROLLOVER OF
GLORIA JEAN GEMMILL
KANSAS CITY MO  64118-4846

Agreement to Indemnify Independent Trustees for Certain Expenses

In connection with litigation or regulatory action related to possible improper market timing or other improper trading activity or possible improper marketing and sales activity in certain DWS Funds (the "Affected Funds"), DIMA has agreed to indemnify and hold harmless the Affected Funds ("Fund Indemnification
Agreement") against any and all loss, damage, liability and expense, arising from market timing or marketing and sales matters alleged in any enforcement actions brought by governmental authorities involving or potentially affecting the Affected Funds or DIMA ("Enforcement Actions") or that are the basis for private actions brought by shareholders of the Affected Funds against the
Affected Funds, their directors and officers, DIMA and/or certain other parties
("Private Litigation"), or any proceedings or actions that may be threatened or commenced in the future by any person (including governmental authorities), arising from or similar to the matters alleged in the Enforcement Actions or
Private Litigation. In recognition of its undertaking to indemnify the Affected
Funds and in light of the rebuttable presumption generally afforded to independent directors/trustees of investment companies that they have not engaged in disabling conduct, DIMA has also agreed, subject to applicable law and regulation, to indemnify Messrs. Ballantine, Dunaway, Edgar, Freeman,
Hoffman and Ms. Peterson, each of whom is an independent trustee and was a trustee at the time DIMA entered into the Fund Indemnification Agreement (the
"Covered Trustees"), against certain liabilities the Covered Trustees may incur from the matters alleged in any Enforcement Actions or Private Litigation or arising from or similar to the matters alleged in the Enforcement Actions or
Private Litigation, and advance expenses that may be incurred by the Covered
Trustees in connection with any Enforcement Actions or Private Litigation. DIMA is not, however, required to provide indemnification and advancement of expenses: (1) with respect to any proceeding or action which the Affected Funds'
Board determines that the Covered Trustees ultimately would not be entitled to indemnification or (2) for any liability of the Covered Trustees to the Affected
Funds or their shareholders to which the Covered Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the Covered Trustee's duties as a trustee of the Affected
Funds as determined in a final adjudication in such action or proceeding. The estimated amount of any expenses that may be advanced to the Covered Trustees or indemnity that may be payable under the indemnity agreements is currently unknown. This undertaking by DIMA will survive the termination of the investment management agreements between DIMA and the Affected Funds.

                               TRUST ORGANIZATION

The Fund is a registered open-end management investment company organized as a business trust under the laws of Massachusetts on October 24, 1985, and effective January 31, 1986, the Fund pursuant to a reorganization succeeded to the assets and liabilities of Kemper Total Return Fund, Inc., a Maryland corporation organized in 1963.

Effective March 14, 2005, the Fund succeeded to the assets and liabilities of the Scudder Balanced Fund, a Massachusetts business trust.

Organizational Description

The Trustees have the authority to create additional funds and to designate the relative rights and preferences as between the different funds. The Trustees also may authorize the division of shares of the Fund into different classes, which may bear different expenses. All shares issued and outstanding are fully paid and non-assessable, transferable, have no pre-emptive or conversion rights and are redeemable as described in the SAI and in the Fund's prospectuses. Each share has equal rights with each other share of the same class of the Fund as to voting, dividends, exchanges, conversion features and liquidation. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held. The Trustees may also terminate any fund or class by notice to the shareholders without shareholder approval. Currently, the Fund offers Class A, Class B, Class C, Institutional Class and S shares.

The Fund generally is not required to hold meetings of its shareholders. Under the Agreement and Declaration of Trust of the Trust, as amended, (the
"Declaration of Trust"), however, shareholder meetings will be held in connection with the following matters: (a) the election or removal of trustees if a meeting is called for such purpose; (b) the adoption of any contract for which approval by shareholders is required by the 1940 Act; (c) any termination or reorganization of the Fund or a class to the extent and as provided in the
Declaration of Trust; (d) certain material amendments of the Declaration of
Trust (such as other than amendments changing the name of a Trust, supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision thereof); and (e) such additional matters as may be required by law, the Declaration of Trust, the By-laws of the Fund, or any registration of the Fund with the SEC or as the trustees may consider necessary or desirable. Shareholders also vote upon changes in fundamental investment policies or restrictions.

The Declaration of Trust for the Trust provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the
Trust, that the Trustees and officers will not be liable for errors of judgment or mistakes of fact or law, and that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust except if it is determined in the manner provided in the Declarations of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust protects or indemnifies a Trustee or officer against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for obligations of a
Trust. The Declarations of Trust, however, disclaim shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Trust's Trustees. Moreover, the Declaration of Trust provide for indemnification out of Trust property for all losses and expenses of any shareholder held personally liable for the obligations of the Fund and the Trust may be covered by insurance. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote and not material, since it is limited to circumstances in which a disclaimer is inoperative and such Trust itself is unable to meet its obligations.

If a series were unable to meet its obligations, the assets of all other series may in some circumstances be available to creditors for that purpose, in which case the assets of such other series could be used to meet liabilities which are not otherwise properly chargeable to them.

Each Trustee serves until the next meeting of shareholders, if any, called for the purpose of electing Trustees and until the election and qualification of a successor or until such trustee sooner dies, resigns, retires or is removed.

Any Trustee may be removed for cause at any time by written instrument, signed by at least a majority of the number of Trustees prior to such removal, specifying the date upon which such removal shall become effective. Any Trustee may be removed with or without cause (i) by the vote of the shareholders entitled to vote more than fifty percent (50%) of the votes entitled to be cast on the mater voting together without regard to series or class at any meeting called for such purpose, or (ii) by a written consent filed with the custodian of the Trust's portfolio securities and executed by the shareholder entitled to vote more than fifty percent (50%) of the votes entitled to be cast on the matter voting together without regard to series or class. Whenever ten or more shareholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate shares constituting at least one percent of the outstanding shares of the Trust, shall apply to the Trustees in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures to a request for a meeting to consider removal of a
Trustee and accompanied by a form of communication and request that they wish to transmit, the Trustees will assist shareholder communications to the extent provided for in Section 16(c) under the 1940 Act.

                             PROXY VOTING GUIDELINES

The Fund has delegated proxy voting responsibilities to its investment advisor, subject to the Board's general oversight. The Fund has delegated proxy voting to the Advisor with the direction that proxies should be voted consistent with the
Fund's best economic interests. The Advisor has adopted its own Proxy Voting
Policies and Procedures ("Policies"), and Proxy Voting Guidelines ("Guidelines")
for this purpose. The Policies address, among other things, conflicts of interest that may arise between the interests of the Fund, and the interests of the Advisor and its affiliates, including the Fund's principal underwriter. The
Guidelines set forth the Advisor's general position on various proposals, such as:

o        Shareholder Rights -- The Advisor generally votes against proposals that restrict shareholder rights.

o        Corporate Governance -- The Advisor generally votes for confidential and cumulative voting and against supermajority voting requirements for charter and bylaw amendments. The Advisor generally votes for proposals to restrict a chief executive officer from serving on more than three outside boards of directors. The Advisor generally votes against proposals that require a company to appoint a Chairman who is an independent director.

o        Anti-Takeover Matters -- The Advisor generally votes for proposals that require shareholder ratification of poison pills or that request boards to redeem poison pills, and votes against the adoption of poison pills if they are submitted for shareholder ratification. The Advisor generally votes for fair price proposals.

o        Compensation Matters -- The Advisor generally votes for executive cash compensation proposals, unless they are unreasonably excessive. The
         Advisor generally votes against stock option plans that do not meet the
         Advisor's criteria.

o        Routine Matters -- The Advisor generally votes for the ratification of auditors, procedural matters related to the annual meeting and changes in company name, and against bundled proposals and adjournment.

The general provisions described above do not apply to investment companies. The
Advisor generally votes proxies solicited by investment companies in accordance with the recommendations of an independent third party, except for proxies solicited by or with respect to investment companies for which the Advisor or an affiliate serves as investment advisor or principal underwriter ("affiliated investment companies"). The Advisor votes affiliated investment company proxies in the same proportion as the vote of the investment company's other shareholders (sometimes called "mirror" or "echo" voting). Master fund proxies solicited from feeder funds are voted in accordance with applicable requirements of the 1940 Act.

Although the Guidelines set forth the Advisor's general voting positions on various proposals, the Advisor may, consistent with the Fund's best interests, determine under some circumstances to vote contrary to those positions.

The Guidelines on a particular issue may or may not reflect the view of individual members of the Board or of a majority of the Board. In addition, the
Guidelines may reflect a voting position that differs from the actual practices of the public companies within the Deutsche Bank organization or of the investment companies for which the Advisor or an affiliate serves as investment advisor or sponsor.

The Advisor may consider the views of a portfolio company's management in deciding how to vote a proxy or in establishing general voting positions for the
Guidelines, but management's views are not determinative.

As mentioned above, the Policies describe the way in which the Advisor resolves conflicts of interest. To resolve conflicts, the Advisor, under normal circumstances, votes proxies in accordance with its Guidelines. If the Advisor departs from the Guidelines with respect to a particular proxy or if the
Guidelines do not specifically address a certain proxy proposal, a proxy voting committee established by the Advisor will vote the proxy. Before voting any such proxy, however, the Advisor's conflicts review committee will conduct an investigation to determine whether any potential conflicts of interest exist in connection with the particular proxy proposal. If the conflicts review committee determines that the Advisor has a material conflict of interest, or certain individuals on the proxy voting committee should be recused from participating in a particular proxy vote, it will inform the proxy voting committee. If notified that the Advisor has a material conflict, or fewer than three voting members are eligible to participate in the proxy vote, typically the Advisor will engage an independent third party to vote the proxy or follow the proxy voting recommendations of an independent third party.

Under certain circumstances, the Advisor may not be able to vote proxies or the
Advisor may find that the expected economic costs from voting outweigh the benefits associated with voting. For example, the Advisor may not vote proxies on certain foreign securities due to local restrictions or customs. The Advisor generally does not vote proxies on securities subject to share blocking restrictions.

You may obtain information about how the Fund voted proxies related to its portfolio securities during the 12-month period ended June 30 by visiting the
Securities and Exchange Commission's Web site at www.sec.gov or by visiting our
Web site at: www.dws-scudder.com (click on "proxy voting" at the bottom of the page).

                              FINANCIAL STATEMENTS

The financial statements, including the portfolio of investments, of the Fund, together with the Report of Independent Registered Public Accounting Firm,
Financial Highlights and notes to financial statements in the Annual Report to the Shareholders of the Fund, dated October 31, 2007, are incorporated herein by reference and are hereby deemed to be a part of this SAI.

                             ADDITIONAL INFORMATION

The CUSIP numbers for each Class of DWS Balanced Fund discussed in this SAI are:

Class A:  23336W-106

Class B:  23336W-205

Class C:  23336W-304

Institutional Class:  23336W-601

The Fund has a fiscal year ending October 31.

The Fund's prospectuses and this SAI omit certain information contained in the
Registration Statement which the Fund has filed with the SEC under the
Securities Act of 1933 and reference is hereby made to the Registration
Statement for further information with respect to the Fund and the securities offered hereby. This Registration Statement and its amendments are available for inspection by the public at the offices of the SEC in Washington, D.C.

                                    APPENDIX

BOND AND COMMERCIAL PAPER RATINGS

Set forth below are descriptions of ratings which represent opinions as to the quality of the securities. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality.

MOODY'S INVESTORS SERVICE, INC. -- CORPORATE BOND RATINGS

Aaa: Bonds which are rated Aaa are judged to be of the highest quality. They carry the smallest degree of investment risk and are generally referred to as
"gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards.
Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper -medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium grade obligations,
(i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safe-guarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B are considered speculative and generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are highly speculative.
Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds, typically are in default and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's appends numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier
3 indicates that the issue ranks in the lower end of its generic rating category.

MOODY'S INVESTORS SERVICE, INC. -- SHORT-TERM RATINGS

Moody's short-term debt ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted. Issuers rated Prime-1 or P-1 (or supporting institutions) have a superior ability for repayment of short-term debt obligations. Prime-1 or P-1 repayment ability will often be evidenced by many of the following characteristics:

o        Leading market positions in well established industries.

o        High rates of return on funds employed.

o        Conservative capitalization structure with moderate reliance on debt and ample asset protection.

o        Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

o        Well established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 or P-2 (or supporting institutions) have a strong ability for repayment of short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation.
Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

STANDARD & POOR'S RATINGS SERVICES -- CORPORATE BOND RATINGS

INVESTMENT GRADE

AAA: Debt rated AAA has the highest rating assigned by S&P's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB: Debt rated BBB has an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

SPECULATIVE GRADE

Debt rated BB, B, CCC, CC, and C has significant speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

B: Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

CCC: Debt rated CCC has a current vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC: Debt rated CC has a current high vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal.

The rating CC is also applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating.

C: The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

C1: The Rating C1 is reserved for income bonds on which no interest is being paid.

D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

R: Debt rated `R' is under regulatory supervision owing to its financial condition. During the pendency of the regulatory supervision, the regulators may have the power to favor one class of obligations over others or pay some obligations and not others.

N.R.: Bonds may lack a S&P's rating because no public rating has been requested, because there is insufficient information on which to base a rating, or because
S&P's does not rate a particular type of obligation as a matter of policy.

STANDARD & POOR'S RATINGS SERVICES  -- SHORT-TERM RATINGS

S&P's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3: Issues carrying this designation have adequate capacity for timely payment.
However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the issuer to meet its financial commitments.

FITCH INVESTORS SERVICE, INC. -- BOND RATINGS

INVESTMENT GRADE

AAA: Bonds considered to be investment grade and of the highest credit quality.
The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable events.

A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of good credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

SPECULATIVE GRADE

BB: Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business or financial alternatives may be available which could assist the obligor in satisfying its debt service requirements.

B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C: Bonds are in imminent default in payment of interest or principal.

DDD, DD, and D: Bonds are in default of interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds, and D represents the lowest potential for recovery.

Plus (+) or Minus (-): The ratings from AA to CC may be appended by the addition of a plus or minus sign to denote the relative status within the rating category.

NR: Indicates that Fitch Rating does not publicly rate the specific issue.

FITCH INVESTORS SERVICE, INC. -- SHORT-TERM RATINGS

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest capacity for timely payment.

F-1: Very Strong Credit Quality. Issues assigned this rating reflect a capacity for timely payment only slightly less than issues rated F-1+.

F-2: Good Credit Quality. Issues assigned this rating have a satisfactory capacity for timely payment, but the margin of safety is not as great as the
F-1+ and F-1 categories.

F-3: Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the capacity for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

B: Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D: Default. Denotes actual or imminent payment default.

                                      100

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